Filed pursuant to Rule 433(d)
                                           Registration Statement No. 333-123741

                             FREE WRITING PROSPECTUS

THE ISSUING ENTITY HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS FREE WRITING PROSPECTUS RELATES. BEFORE YOU INVEST, YOU ARE ENCOURAGED TO READ THE BASE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUING ENTITY HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUING ENTITY AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUING ENTITY, THE UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE BASE PROSPECTUS IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-503-4611.

THIS FREE WRITING PROSPECTUS IS NOT REQUIRED TO CONTAIN ALL INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY AND IS SUBJECT TO COMPLETION OR CHANGE.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME OF YOUR COMMITMENT TO PURCHASE, SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR SIMILAR FREE WRITING PROSPECTUS RELATING TO THESE SECURITIES.

THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED.

THE SECURITIES REFERRED TO IN THIS FREE WRITING PROSPECTUS ARE BEING OFFERED WHEN, AS AND IF ISSUED. OUR OBLIGATION TO SELL SECURITIES TO YOU IS CONDITIONED ON THE SECURITIES HAVING THE CHARACTERISTICS DESCRIBED IN THIS FREE WRITING PROSPECTUS. IF THAT CONDITION IS NOT SATISFIED, WE WILL NOTIFY YOU, AND NEITHER THE ISSUING ENTITY NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION TO YOU TO DELIVER ALL OR ANY PORTION OF THE SECURITIES WHICH YOU HAVE COMMITTED TO PURCHASE, AND THERE WILL BE NO LIABILITY BETWEEN US AS A CONSEQUENCE OF THE NON-DELIVERY.

Free Writing Prospectus dated February 14, 2006 (to Prospectus dated June 23,
2005)

$2,451,890,000 (APPROXIMATE)

ACE SECURITIES CORP. HOME EQUITY LOAN TRUST, SERIES 2006-HE1

ASSET BACKED PASS-THROUGH CERTIFICATES

ACE SECURITIES CORP. HOME EQUITY LOAN TRUST, SERIES 2006-HE1
Issuer

DB STRUCTURED PRODUCTS, INC.
Sponsor

ACE SECURITIES CORP.
Depositor

WELLS FARGO BANK, NATIONAL ASSOCIATION
OCWEN LOAN SERVICING, LLC
Servicers

WELLS FARGO BANK, NATIONAL ASSOCIATION
Master Servicer

--------------------------------------------------------------------------------
YOU SHOULD CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON PAGE S-11 IN THIS FREE WRITING PROSPECTUS.

This free writing prospectus may be used to offer and sell the Offered Certificates only if accompanied by the prospectus. The Offered Certificates represent an interest solely in the Issuing Entity and do not represent interests in or obligations of the Sponsor, the Depositor, or any of their affiliates.

Distributions on the Offered Certificates will be made on the 25th day of each month, or, if such day is not a business day, on the next succeeding business day, beginning in March 2006.
--------------------------------------------------------------------------------

OFFERED CERTIFICATES     The trust created for the Series 2006-HE1 certificates
will hold a pool of first and second lien fixed-rate and adjustable-rate, one- to four-family, residential mortgage loans. The trust will issue seventeen classes of Offered Certificates. You can find a list of these classes, together with their initial certificate principal balances and pass-through rates, in the table below. Credit enhancement for all of the Offered Certificates will be provided in the form of excess interest, overcollateralization, subordination and an interest rate swap agreement. In addition, the Class A-1B2 Certificates will have the benefit of a certificate guaranty insurance policy issued by the Insurer.

  CLASS      INITIAL CERTIFICATE PRINCIPAL BALANCE(1)         PASS-THROUGH RATE        SCHEDULED FINAL MATURITY DATE
----------   ----------------------------------------   ----------------------------   -----------------------------
A-1A .....                $  758,705,000                One-Month LIBOR +___% (2)(3)         February 25, 2036
A-1B1 ....                $  417,082,000                One-Month LIBOR +___% (2)(3)         February 25, 2036
A-1B2 ....                $  104,270,000                One-Month LIBOR +___% (2)(3)         February 25, 2036
A-2A .....                $  355,893,000                One-Month LIBOR +___% (2)(3)         February 25, 2036
A-2B .....                $  127,296,000                One-Month LIBOR +___% (2)(3)         February 25, 2036
A-2C .....                $   88,336,000                One-Month LIBOR +___% (2)(3)         February 25, 2036
A-2D .....                $   78,251,000                One-Month LIBOR +___% (2)(3)         February 25, 2036
M-1 ......                $  101,370,000                One-Month LIBOR +___% (2)(3)         February 25, 2036
M-2 ......                $   92,500,000                One-Month LIBOR +___% (2)(3)         February 25, 2036
M-3 ......                $   57,021,000                One-Month LIBOR +___% (2)(3)         February 25, 2036
M-4 ......                $   48,151,000                One-Month LIBOR +___% (2)(3)         February 25, 2036
M-5 ......                $   45,617,000                One-Month LIBOR +___% (2)(3)         February 25, 2036
M-6 ......                $   41,815,000                One-Month LIBOR +___% (2)(3)         February 25, 2036
M-7 ......                $   40,548,000                One-Month LIBOR +___% (2)(3)         February 25, 2036
M-8 ......                $   36,747,000                One-Month LIBOR +___% (2)(3)         February 25, 2036
M-9 ......                $   26,610,000                One-Month LIBOR +___% (2)(3)         February 25, 2036
M-10 .....                $   31,678,000                One-Month LIBOR +___% (2)(3)         February 25, 2036

----------
(1)   Approximate.

(2) The pass-through rate for each class of Offered Certificates will be subject to the applicable Net WAC Pass-Through Rate as described in this free writing prospectus under "Description of the Certificates-Pass-Through Rates."

(3) After the optional termination date, the margins applicable to the Class A-1A, Class A-1B1, Class A-1B2, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates will increase by 100% and the margins applicable to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates will increase by the lesser of (i) the product of the applicable margin and 50% and (ii) 0.50%.

The certificates offered by this free writing prospectus will be purchased by Deutsche Bank Securities Inc. from the Depositor, and are being offered by Deutsche Bank Securities Inc. from time to time for sale to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates will be approximately _____% of their initial Certificate Principal Balance before deducting expenses.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE OFFERED CERTIFICATES OR DETERMINED THAT THIS FREE WRITING PROSPECTUS OR THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                            DEUTSCHE BANK SECURITIES

IMPORTANT NOTICE ABOUT INFORMATION IN THIS FREE WRITING PROSPECTUS AND THE ACCOMPANYING PROSPECTUS

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS DOCUMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION.

We provide information to you about the Offered Certificates in two separate documents that progressively provide more detail:

      o the accompanying prospectus, which provides general information, some of which may not apply to this series of certificates; and

      o this free writing prospectus, which describes the specific terms of this series of certificates.

ACE Securities Corp.'s principal offices are located at 6525 Morrison Blvd., Suite 318, Charlotte, North Carolina 28211, and its telephone number is 704-365-0569.

                                Table of Contents

                             Free writing prospectus

SUMMARY OF FREE WRITING PROSPECTUS .....................................     S-1
RISK FACTORS ...........................................................    S-11
USE OF PROCEEDS ........................................................    S-22
THE MORTGAGE POOL ......................................................    S-23
YIELD ON THE CERTIFICATES ..............................................    S-78
DESCRIPTION OF THE CERTIFICATES ........................................   S-111
THE ORIGINATOR .........................................................   S-153
STATIC POOL INFORMATION ................................................   S-154
ISSUING ENTITY .........................................................   S-154
THE DEPOSITOR ..........................................................   S-155
THE SPONSOR ............................................................   S-155
SERVICING OF THE MORTGAGE LOANS ........................................   S-156
THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER AND THE CUSTODIANS ...   S-178
THE TRUSTEE ............................................................   S-181
THE CREDIT RISK MANAGER ................................................   S-184
THE POLICY .............................................................   S-184
POOLING AND SERVICING AGREEMENT ........................................   S-187
FEDERAL INCOME TAX CONSEQUENCES ........................................   S-192
METHOD OF DISTRIBUTION .................................................   S-195
SECONDARY MARKET .......................................................   S-196
LEGAL MATTERS ..........................................................   S-196
RATINGS ................................................................   S-196
LEGAL PROCEEDINGS ......................................................   S-198
AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS ...................   S-198
LEGAL INVESTMENT .......................................................   S-198
CONSIDERATIONS FOR BENEFIT PLAN INVESTORS ..............................   S-200
AVAILABLE INFORMATION ..................................................   S-202
REPORTS TO CERTIFICATEHOLDERS ..........................................   S-202
INCORPORATION OF INFORMATION BY REFERENCE ..............................   S-203
ANNEX I ................................................................     I-1

                             EUROPEAN ECONOMIC AREA

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), the Underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of certificates to the public in that Relevant Member State at any time:

(a) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than
(euro)43,000,000 and (3) an annual net turnover of more than (euro)50,000,000, as shown in its last annual or consolidated accounts; or

(c) in any other circumstances which do not require the publication by the Issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an "offer of certificates to the public" in relation to any certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                 UNITED KINGDOM

The Underwriter has represented and agreed that:

(a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act) received by it in connection with the issue or sale of the certificates in circumstances in which Section 21(1) of the Financial Services and Markets Act does not apply to the Issuer; and

(b) it has complied and will comply with all applicable provisions of the Financial Services and Markets Act with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom.

                       SUMMARY OF FREE WRITING PROSPECTUS

      The following summary is a brief discussion of the important features of the certificates offered by this free writing prospectus and the accompanying prospectus but does not contain all of the information that you should consider in making your investment decision. To understand the terms of the Offered Certificates, carefully read this entire free writing prospectus and the entire accompanying prospectus.

Issuing Entity ..............   ACE Securities Corp. Home Equity Loan Trust,
                                Series 2006-HE1.

Title of Series .............   ACE Securities Corp. Home Equity Loan Trust,
                                Series 2006-HE1 Asset Backed Pass-Through
                                Certificates.

Cut-off Date ................   February 1, 2006.

Closing Date ................   On or about February 28, 2006.

Depositor ...................   ACE Securities Corp., a Delaware corporation.
                                SEE "THE DEPOSITOR" IN THE PROSPECTUS.

Originators .................   Fremont Investment & Loan, a California
                                industrial bank, with respect to approximately
                                75.75% of the mortgage loans and Ownit Mortgage
                                Solutions, Inc., a California corporation, with respect to approximately 10.82% of the mortgage loans, in each case, by aggregate principal balance as of the Cut-off Date. The remainder of the mortgage loans were originated by various originators, none of which have originated more than 5% of the mortgage loans. SEE "THE
                                ORIGINATORS" IN THIS FREE WRITING PROSPECTUS.

Sponsor .....................   DB Structured Products, Inc., a Delaware
                                corporation.

Master Servicer .............   Wells Fargo Bank, National Association, a
                                national banking association. SEE "THE
                                SECURITIES ADMINISTRATOR, THE MASTER SERVICER
                                AND THE CUSTODIANS" IN THIS FREE WRITING
                                PROSPECTUS.

Servicers ...................   For the period commencing with the Closing Date
                                and ending on or about May 15, 2006, Fremont
                                Investment & Loan (the "Interim Servicer") will service approximately 75.75% of the mortgage loans (the "Fremont Mortgage Loans"), by aggregate principal balance as of the Cut-off
                                Date. On or about May 15, 2006 the servicing of the Fremont Mortgage Loans will be transferred to Wells Fargo Bank, National Association. Ocwen
                                Loan Servicing, LLC will service approximately
                                17.03% of the mortgage loans, by aggregate principal balance as of the Cut-off Date. SEE
                                "SERVICING OF THE MORTGAGE LOANS" IN THIS FREE
                                WRITING PROSPECTUS.

Trustee .....................   HSBC Bank USA, National Association, a national
                                banking association, will be the trustee of the trust and the supplemental interest trust. SEE
                                "THE TRUSTEE" IN THIS FREE WRITING PROSPECTUS.

Securities Administrator ....   Wells Fargo Bank, National Association. SEE "THE
                                SECURITIES ADMINISTRATOR, THE MASTER SERVICER
                                AND THE CUSTODIANS" IN THIS FREE WRITING
                                PROSPECTUS.

Custodians ..................   Wells Fargo Bank, National Association and
                                Deutsche Bank National Trust Company. SEE "THE
                                SECURITIES ADMINISTRATOR, THE MASTER SERVICER
                                AND THE CUSTODIANS" IN THIS FREE writing
                                PROSPECTUS.

Distribution Dates ..........   Distributions on the Offered Certificates will
                                be made on the 25th day of each month, or, if that day is not a business day, on the next succeeding business day, beginning in March
                                2006.

Credit Risk Manager .........   Clayton Fixed Income Services Inc. (formerly
                                known as The MurrayHill Company). SEE "THE
                                CREDIT RISK MANAGER" IN THIS FREE WRITING
                                PROSPECTUS.

Insurer of the Class A-1B2      A monoline financial guaranty insurance company
Certificates ................   having a long-term credit rating of at least
                                "AA" (or the equivalent) by at least one of the Rating Agencies rating the Offered Certificates.

Offered Certificates ........   Only the certificates listed on the cover of
                                this free writing prospectus are being offered by this free writing prospectus. Each class of Offered Certificates will have the initial certificate principal balance and pass-through rate set forth or described in the table appearing on the cover of this free writing prospectus.

THE TRUST

The Depositor will establish a trust with respect to the certificates under the pooling and servicing agreement dated as of the Cut-off Date among the Depositor, the Servicers, the Master Servicer, the Securities Administrator and the Trustee. There are twenty-one classes of certificates representing the trust. SEE "DESCRIPTION OF THE CERTIFICATES" IN THIS FREE WRITING PROSPECTUS.

The certificates represent in the aggregate the entire beneficial ownership interest in the trust. In general, distributions of interest and principal, if applicable, on the Offered Certificates will be made only from payments received in connection with the mortgage loans and the interest rate swap agreement. In addition, the Class A-1B2 Certificates will have the benefit of a certificate guaranty insurance policy.

THE MORTGAGE LOANS

References to percentages of the mortgage loans under this section are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date.

The trust will contain 12,403 conventional, one- to four-family, first and second lien, fixed-rate and adjustable-rate mortgage loans on residential real properties (the "Mortgage Loans").

For purposes of calculating interest and principal distributions on the Class A-1A, Class A-1B1 and Class A-1B2 Certificates (collectively, the Class A-1 Certificates") and the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates (collectively, the "Class A-2 Certificates"; and together with the Class A-1 Certificates, the "Class A Certificates"), the Mortgage Loans have been divided into three loan groups, designated as the "Group IA Mortgage Loans", the "Group IB Mortgage Loans" and the "Group II Mortgage Loans." The Group IA Mortgage Loans consist of first and second lien, fixed-rate and adjustable-rate mortgage loans with principal balances at origination that conformed to Freddie Mac loan limits. The Group IB Mortgage Loans consist of first and second lien, fixed-rate and adjustable-rate mortgage loans with principal balances at origination that conformed to Fannie Mae loan limits. The Group II Mortgage Loans consist of first and second lien, fixed-rate and adjustable-rate mortgage loans with principal balances at origination that may or may not have conformed to Freddie Mac or Fannie Mae loan limits.

The Class A-1A Certificates represent interests in the Group IA Mortgage Loans. The Class A-1B1 Certificates and Class A-1B2 Certificates represent interests in the Group IB Mortgage Loans. The Class A-2 Certificates represent interests in the Group II Mortgage Loans. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8,

Class M-9 and Class M-10 Certificates (collectively, the "Mezzanine Certificates") represent interests in all of the Mortgage Loans.

The Group IA Mortgage Loans consist of 6,040 mortgage loans and have an aggregate principal balance of approximately $996,329,489 as of the Cut-off Date. The Group IA Mortgage Loans have original terms to maturity of not greater than approximately 30 years and have the following characteristics as of the Cut-off Date:

Range of mortgage rates:                                     4.990% to 13.250%.

Weighted average mortgage rate:                                         7.731%.

Range of gross margins:                                       2.750% to 8.990%.

Weighted average gross margin:                                          5.913%.

Range of minimum mortgage rates:                             4.750% to 12.850%.

Weighted average minimum mortgage rate:                                 7.621%.

Range of maximum mortgage rates:                            10.625% to 18.850%.

Weighted average maximum mortgage rate:                                13.675%.

Weighted average remaining term
to stated maturity:                                                 354 months.

Range of principal balances:                                $9,860 to $615,704.

Average principal balance:                                            $164,955.

Range of original combined
loan-to-value ratios:                                        10.57% to 100.00%.

Weighted average original combined
loan-to value ratio:                                                    79.95%.

Weighted average next adjustment date:                       November 28, 2007.

The Group IB Mortgage Loans consist of 3,526 mortgage loans and have an aggregate principal balance of approximately $684,638,173 as of the Cut-off Date. The Group IB Mortgage Loans have original terms to maturity of not greater than approximately 30 years and have the following characteristics as of the Cut-off Date:

Range of mortgage rates:                                     5.450% to 12.650%.

Weighted average mortgage rate:                                         7.779%.

Range of gross margins:                                       3.750% to 6.990%.

Weighted average gross margin:                                          5.742%.

Range of minimum mortgage rates:                             5.450% to 12.050%.

Weighted average minimum mortgage rate:                                 7.631%.

Range of maximum mortgage rates:                            11.450% to 18.050%.

Weighted average maximum mortgage rate:                                13.633%.

Weighted average remaining term
to stated maturity:                                                 356 months.

Range of principal balances:                                $9,631 to $622,363.

Average principal balance:                                            $194,169.

Range of original combined
loan-to-value ratios:                                        18.18% to 100.00%.

Weighted average original combined
loan-to value ratio:                                                    81.75%.

Weighted average next adjustment date:                        November 21, 2007

The Group II Mortgage Loans consist of 2,837 mortgage loans and have an aggregate principal balance of approximately $853,284,260 as of the Cut-off Date. The Group II Mortgage Loans have original terms to maturity of not greater than approximately 30 years and have the following characteristics as of the Cut-off Date:

Range of mortgage rates:                                     5.000% to 13.400%.

Weighted average mortgage rate:                                         7.514%.

Range of gross margins:                                       2.750% to 8.940%.

Weighted average gross margin:                                          5.565%.

Range of minimum mortgage rates:                             5.000% to 12.250%.

Weighted average minimum mortgage rate:                                 7.165%.

Range of maximum mortgage rates:                            11.000% to 18.250%.

Weighted average maximum mortgage rate:                                13.220%.

Weighted average remaining term
to stated maturity:                                                 350 months.

Range of principal balances:                               $2,599 to $1,400,000

Average principal balance:                                            $300,770.

Range of original combined
loan-to-value ratios:                                        36.52% to 100.00%.

Weighted average original combined
loan-to value ratio:                                                    82.86%.

Weighted average next adjustment date:                        November 14, 2007

The Mortgage Loans consist of 12,403 mortgage loans and in the aggregate have a principal balance of approximately $2,534,251,921 as of the Cut-off Date and have the following characteristics as of the Cut-off Date:

Range of mortgage rates:                                      4.990% to 13.400%.

Weighted average mortgage rate:                                          7.671%.

Range of gross margins:                                        2.750% to 8.990%.

Weighted average gross margin:                                           5.752%.

Range of minimum mortgage rates:                              4.750% to 12.850%.

Weighted average minimum mortgage rate:                                  7.474%.

Range of maximum mortgage rates:                             10.625% to 18.850%.

Weighted average maximum mortgage rate:                                 13.514%.

Weighted average remaining term
to stated maturity:                                                  353 months.

Range of principal balances:                               $2,599 to $1,400,000.

Average principal balance:                                             $204,326.

Range of original combined
loan-to-value ratios:                                         10.57% to 100.00%.

Weighted average original combined
loan-to value ratio:                                                     81.42%.

Weighted average next adjustment date:                        November 22, 2007.

The mortgage rate on each adjustable-rate Mortgage Loan will adjust semi-annually on each adjustment date to equal the sum of (A) Six-Month LIBOR (as defined in this free writing prospectus) and (B) the related gross margin, subject to periodic and lifetime limitations, as described under "The Mortgage Pool" in this free writing prospectus. SEE ALSO "THE MORTGAGE POOL-THE INDEX" IN THIS FREE WRITING PROSPECTUS.

The first adjustment date on the adjustable-rate Mortgage Loans will occur after an initial period of approximately six months, two, three, four or five years from the date of origination, as more fully described under "The Mortgage Pool" in this free writing prospectus.

FOR ADDITIONAL INFORMATION REGARDING THE MORTGAGE LOANS, SEE "THE MORTGAGE POOL" IN THIS FREE WRITING PROSPECTUS.

REMOVAL AND SUBSTITUTION OF A MORTGAGE LOAN

The Trustee will acknowledge the sale, transfer and assignment of the trust fund to it by the Depositor and receipt of, subject to further review and the exceptions, the Mortgage Loans. If the Trustee finds that any Mortgage Loan is defective on its face due to a breach of the representations and warranties with respect to that Mortgage Loan made in the transaction agreements, the Trustee shall promptly notify the Sponsor of such defect. The Sponsor must then correct or cure any such defect within 90 days from the date of notice from the Trustee of the defect and if the Sponsor fails to correct or cure such defect within such period and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Sponsor will, in accordance with the terms of the pooling and servicing agreement, within 90 days of the date of notice, provide the Trustee with a substitute Mortgage Loan (if within two years of the Closing Date); provided that, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Internal Revenue Code, any such cure or substitution must occur within 90 days from the date such breach was discovered.

THE CERTIFICATES

OFFERED CERTIFICATES. The Class A Certificates and the Mezzanine Certificates are the only classes of certificates offered by this free writing prospectus and are referred to herein as the "Offered Certificates". The Offered Certificates will have the characteristics shown in the table on the cover of this free writing prospectus and as described in this free writing prospectus.

The pass-through rate on each class of Offered Certificates is variable and will be calculated for each Distribution Date as described below and under "Description of the Certificates- Pass-Through Rates" in this free writing prospectus. The pass-through rate on each class of Offered Certificates is a rate per annum based on one-month LIBOR plus an applicable spread, subject to a rate cap calculated based on the weighted average mortgage rate of the Mortgage Loans in the related loan group, less the fee rates payable to the Servicer, the Interim Servicer and the Credit Risk Manager (collectively, the "Administration Costs") and an amount, expressed as a per annum rate, equal to the net swap payment payable to the swap provider or any swap termination payment payable to the swap provider which is not payable as a result of the occurrence of a swap provider trigger event allocable to the related loan group and, with respect to the Class A-1B2 Certificates, the premium payable to the Insurer for providing the Policy and, in addition in the case of the Mezzanine Certificates, based on both loan groups, weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the certificate principal balance of the related Class A Certificates, and in each case, adjusted for the actual number of days which have elapsed in the related interest accrual period. The initial spread relating to the Class A-1A Certificates is _____% per annum. The initial spread relating to the Class A-1B1 Certificates is ____% per annum. The initial spread relating to the Class A-1B2 Certificates is ____% per annum. The initial spread relating to the Class A-2A Certificates is _____% per annum. The initial spread relating to the Class A-2B Certificates is _____% per annum. The initial spread relating to the Class A-2C Certificates is ______% per annum. The initial spread relating to the Class A-2D Certificates is _____% per annum. The initial spread relating to the Class M-1 Certificates is ______% per annum. The initial spread relating to the Class M-2 Certificates is _____% per annum. The initial spread relating to the Class M-3 Certificates is _____% per annum. The initial spread relating to the Class M-4 Certificates is ______% per annum. The initial spread relating to the Class M-5 Certificates is ______% per annum. The initial spread relating to the Class M-6 Certificates is _____% per annum. The initial spread relating to the Class M-7 Certificates is ______% per annum. The initial spread relating to the Class M-8 Certificates is _____% per annum. The initial spread relating to the Class M-9 Certificates is ______% per annum. The initial spread relating to the Class M-10 Certificates is ______% per annum. Each spread is subject to increase as more fully described under "Description of the Certificates-Pass-Through Rates" in this free writing prospectus.

The Offered Certificates will be sold by the Depositor to Deutsche Bank Securities Inc. (the "Underwriter") on the Closing Date.

The Offered Certificates will be represented initially by one or more global certificates registered in the name of a nominee of the Depository Trust Company in the United States, or of Clearstream and the Euroclear System (each, as defined in this free writing prospectus) in Europe and will be issued in minimum dollar denominations of $25,000 and integral multiples of $1.00 in excess thereof. SEE "DESCRIPTION OF THE CERTIFICATES-BOOK-ENTRY CERTIFICATES" IN THIS FREE WRITING PROSPECTUS.

CLASS CE-1 CERTIFICATES AND CLASS CE-2 CERTIFICATES. The Class CE-1 Certificates and Class CE-2 Certificates are not offered by this free writing prospectus. The Class CE-1 Certificates will have an initial certificate principal balance of approximately $__________, which represents approximately ____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. The Class CE-2 Certificates will not have a certificate principal balance but will be entitled to amounts described under "SERVICING OF THE MORTGAGE LOANS--SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES" in this free writing prospectus.

CLASS P CERTIFICATES. The Class P Certificates are not offered by this free writing prospectus. The Class P Certificates will have an initial certificate principal balance of $100 and will not be entitled to distributions in respect of interest. The Class P Certificates will be entitled to all prepayment charges received in respect of the Mortgage Loans.

RESIDUAL CERTIFICATES. The Class R Certificates (the "Residual Certificates") which are not offered by this free writing prospectus, represent the residual interests in the trust.

CREDIT ENHANCEMENT

The credit enhancement provided for the benefit of the holders of the Offered Certificates consists of excess interest, overcollateralization, subordination and an interest rate swap agreement, each as described in this section and under "Description of the Certificates-Credit Enhancement", "-The Swap Agreement and the Swap Provider" and "-Overcollateralization Provisions" in this free writing prospectus. In addition, the Class A-1B2 Certificates have the benefit of a certificate guaranty insurance policy provided the Insurer as described under "The Policy" in this free writing prospectus.

EXCESS INTEREST. The Mortgage Loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to distribute monthly interest on the Offered Certificates and to pay certain fees and expenses of the trust and the supplemental interest trust (including any net swap payment payable to the swap provider and any swap termination payment payable to the swap provider which is not payable as a result of the occurrence of a swap provider trigger event). Any excess interest from the Mortgage Loans each month will be available to absorb realized losses on the Mortgage Loans and to maintain or restore overcollateralization at required levels.

SUBORDINATION. The rights of the holders of the Mezzanine Certificates and the Class CE-1 Certificates to receive distributions will be subordinated, to the extent described in this free writing prospectus, to the rights of the holders of the Class A Certificates.

In addition, to the extent described under "Description of the Certificates--Allocation of Losses; Subordination" in this free writing prospectus,

o the rights of the holders of the Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class CE-1 Certificates will be subordinated to the rights of the holders of the Class M-1 Certificates;

o the rights of the holders of the Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class CE-1 Certificates will be subordinated to the rights of the holders of the Class M-2 Certificates;

o the rights of the holders of the Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class CE-1 Certificates will be subordinated to the rights of the holders of the Class M-3 Certificates;

o the rights of the holders of the Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class CE-1 Certificates will be subordinated to the rights of the holders of the Class M-4 Certificates;

o the rights of the holders of the Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class CE-1 Certificates will be subordinated to the rights of the holders of the Class M-5 Certificates;

o the rights of the holders of the Class M-7, Class M-8, Class M-9, Class M-10 and Class CE-1 Certificates will be subordinated to the rights of the holders of the Class M-6 Certificates;

o the rights of the holders of the Class M-8, Class M-9, Class M-10 and Class CE-1 Certificates will be subordinated to the rights of the holders of the Class M-7 Certificates;

o the rights of the holders of the Class M-9, Class M-10 and Class CE-1 Certificates will be subordinated to the rights of the holders of the Class M-8 Certificates;

o the rights of the holders of the Class M-10 Certificates and Class CE-1 Certificates will be subordinated to the rights of the holders of the Class M-9 Certificates; and

o the rights of the holders of the Class CE-1 Certificates will be subordinated to the rights of the holders of the Class M-10 Certificates.

Subordination is intended to enhance the likelihood of regular distributions on the more senior certificates in respect of interest and principal and to afford the more senior certificates protection against realized losses on the Mortgage Loans, as described under "Description of the Certificates--Allocation of Losses; Subordination" in this free writing prospectus.

OVERCOLLATERALIZATION. The aggregate principal balance of the Mortgage Loans as of the Cut-off Date will exceed the aggregate certificate principal balance of the Class A, Mezzanine and Class P Certificates on the Closing Date by approximately $___________, which is equal to the initial Certificate Principal Balance of the Class CE-1 Certificates. This amount represents approximately _____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, and is the initial amount of overcollateralization required to be provided by the mortgage pool under the pooling and servicing agreement. SEE "DESCRIPTION OF THE CERTIFICATES-OVERCOLLATERALIZATION PROVISIONS" IN THIS FREE WRITING PROSPECTUS.

INTEREST RATE SWAP AGREEMENT. The Offered Certificates will have the benefit of an Interest Rate Swap Agreement (the "Interest Rate Swap Agreement") provided by a swap provider having a long-term credit rating of at least "AA" (or the equivalent) from at least one of the Rating

Agencies rating the Offered Certificates (the "Swap Provider") for each Distribution Date commencing in March 2006 and terminating on the Distribution Date in ___________, unless terminated earlier in accordance with the provisions of the Interest Rate Swap Agreement.

Pursuant to the Interest Rate Swap Agreement, on each Distribution Date, (i) the Securities Administrator (on behalf of the supplemental interest trust and from funds of such trust) will be obligated to pay to the Swap Provider, a fixed amount equal to the product of (x) _______%, (y) the Swap Notional Amount for that Distribution Date set forth in this free writing prospectus under "Description of the Certificates --The Interest Rate Swap Agreement and the Swap Provider" and (z) a fraction, the numerator of which is 30 (or, for the first Distribution Date, the number of days elapsed from the Closing Date to but excluding the first Distribution Date on a 30/360 basis), and the denominator of which is 360 (the "Securities Administrator Swap Payment"); and (ii) the Swap Provider will be obligated to pay to the supplemental interest trust for the benefit of the holders of the Offered Certificates (the "Swap Provider Payment"), a floating amount equal to the product of (x) one-month LIBOR (as determined pursuant to the Interest Rate Swap Agreement), (y) the Swap Notional Amount for that Distribution Date set forth in this free writing prospectus under "Description of the Certificates -- The Interest Rate Swap Agreement and the Swap Provider", and (z) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date), and the denominator of which is 360.

On each Distribution Date, the net positive difference between the Swap Provider Payment and the Securities Administrator Payment, if any (a "Net Swap Payment"), will be deposited into a reserve fund and will be available for distribution to the Offered Certificates in respect of any interest and principal shortfall amounts and any realized losses allocated to the Offered Certificates as described in this free writing prospectus. If, on any Distribution Date, the Net Swap Payment with respect to the Offered Certificates exceeds the amount of the interest and principal shortfall amounts and any realized losses allocated to the Offered Certificates for such Distribution Date, after making the distributions set forth under "The Certificates--The Interest Rate Swap Agreement and the Swap Provider" in this free writing prospectus, any remaining amounts will be distributed to the Class CE-1 Certificates. SEE "DESCRIPTION OF THE CERTIFICATES--THE INTEREST RATE SWAP AGREEMENT AND THE SWAP PROVIDER" IN THIS FREE WRITING PROSPECTUS.

Upon early termination of the Interest Rate Swap Agreement, the Securities Administrator (on behalf of a supplemental interest trust and from funds of such trust) or the Swap Provider may be liable to make a termination payment (the "Swap Termination Payment") to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Interest Rate Swap Agreement. In the event that the Securities Administrator is required to make a Swap Termination Payment that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, generally prior to any distribution to certificateholders. SEE "DESCRIPTION OF THE CERTIFICATES--THE INTEREST RATE SWAP AGREEMENT AND THE SWAP PROVIDER" IN THIS FREE WRITING PROSPECTUS.

Amounts payable by the Securities Administrator in respect of Net Swap Payments and Swap Termination Payments which are not payable as a result of the occurrence of a Swap Provider trigger event will be paid to the Swap Provider on each Distribution Date before distributions to certificateholders and will first be deposited to the supplemental interest trust before payment to the Swap Provider.

THE POLICY. The Class A-1B2 Certificates have the benefit of a certificate guaranty insurance policy pursuant to which the Insurer will unconditionally and irrevocably guarantee certain interest shortfalls allocable to the Class A-1B2 Certificates on each Distribution Date and the certificate principal balance of the Class A-1B2 Certificates to the extent unpaid on the Distribution Date in February 2036. SEE "THE POLICY" IN THIS FREE WRITING PROSPECTUS.

ALLOCATION OF LOSSES. If, on any Distribution Date, there is not sufficient excess interest, overcollateralization (represented by the Class CE-1 Certificates) or Net Swap Payments to absorb realized losses on the Mortgage Loans as described under "Description of the Certificates--Overcollateralization Provisions" in this free writing prospectus, then realized losses on the Mortgage Loans will be allocated to the Class M-10, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order, in each case until the certificate principal balance of each such class has been reduced to zero. The pooling and servicing agreement does not permit the allocation of realized losses on the Mortgage Loans to the Class A Certificates; however, investors in the Class A Certificates should realize that under certain loss scenarios, there will not be enough principal and interest on the Mortgage Loans to pay the Class A Certificates all interest and principal amounts to which these certificates are then entitled. SEE "DESCRIPTION OF THE CERTIFICATES--ALLOCATION OF LOSSES; SUBORDINATION" IN THIS FREE WRITING PROSPECTUS.

Unless the Servicers collect subsequent recoveries on Mortgage Loans for which realized losses were allocated to the Mezzanine Certificates, once realized losses are allocated to the Mezzanine Certificates, their certificate principal balances will be permanently reduced by the amount so allocated. However, the amount of any realized losses allocated to the Mezzanine Certificates may be distributed to the holders of those certificates according to the priorities set forth under "Description of the Certificates--Overcollateralization Provisions" and "Description of the Certificates--The Interest Rate Swap Agreement and the Swap Provider" in this free writing prospectus.

RETENTION OF CERTAIN SERVICING RIGHTS

The Sponsor, as owner of the Mortgage Loans to be sold to the trust fund, will retain certain rights relating to the servicing of the Mortgage Loans, including the right to sell the servicing rights with respect to the Mortgage Loans serviced by Ocwen Loan Servicing, LLC at any time to a successor servicer as further specified in the pooling and servicing agreement. See "SERVICING OF THE MORTGAGE LOANS--SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES" in this free writing prospectus.

P&I ADVANCES

Each Servicer and the Interim Servicer is required to advance delinquent payments of principal and interest on the Mortgage Loans serviced by such Servicer or Interim Servicer, subject to the limitations described under "Description of the Certificates--P&I Advances" in this free writing prospectus. A successor servicer will be obligated to make any required delinquency advance if the related Servicer or Interim Servicer fails in its obligation to do so, to the extent provided in the pooling and servicing agreement. Each Servicer, Interim Servicer or any successor servicer, as the case may be, is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement. SEE "SERVICING OF THE MORTGAGE LOANS--P&I ADVANCES" IN THIS FREE WRITING PROSPECTUS AND "DESCRIPTION OF THE SECURITIES--ADVANCES IN RESPECT OF DELINQUENCIES" IN THE PROSPECTUS.

SERVICING FEE

With respect to each Mortgage Loan, the amount of the annual servicing fee that shall be paid to the related Servicer or the Interim Servicer is, for a period of one full month, equal to one-twelfth of the product of (a) 0.50% and (b) the outstanding principal balance of such Mortgage Loan; provided, however, that for so long as Ocwen Loan Servicing, LLC is the Servicer of the related Mortgage Loans, a portion of the servicing fee representing the excess of 0.50% over the amount paid to Ocwen Loan Servicing LLC, will be paid to the holder of the Class CE-2 Certificates as described under "DESCRIPTION OF THE CERTIFICATES--TABLE OF Fees" in this free writing prospectus. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on such Mortgage Loan is computed. The obligation to pay the servicing fee is limited to, and the servicing fee is payable from the interest portion of such monthly payments collected; provided, however, that accrued and unpaid servicing fees applicable to liquidated mortgage loans may be payable out of amounts on deposit in the related collection account as further described in the interim servicing agreement and the pooling and servicing agreement.

OPTIONAL TERMINATION

At its option and subject to certain conditions, the Master Servicer may purchase all of the Mortgage Loans in the mortgage pool, together with any properties in respect of the Mortgage Loans acquired on behalf of the trust, and thereby effect termination and early retirement of the certificates, after the aggregate principal balance of the Mortgage Loans (and properties acquired in respect of the Mortgage Loans), remaining in the trust has been reduced to less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. In the event the Master Servicer does not exercise such optional termination, each Servicer may have the right, subject to certain conditions, to exercise such optional termination. SEE "POOLING AND SERVICING AGREEMENT--TERMINATION" IN THIS FREE WRITING PROSPECTUS AND "DESCRIPTION OF THE SECURITIES--TERMINATION" IN THE PROSPECTUS.

FEDERAL INCOME TAX CONSEQUENCES

Multiple elections will be made to treat designated portions of the trust (exclusive of the reserve fund, payments from the supplemental interest trust or the obligation to make payments to the supplemental interest trust) as real estate mortgage investment conduits (each a "REMIC") for federal income tax purposes. SEE "MATERIAL FEDERAL INCOME TAX CONSIDERATIONS--REMICS
--CHARACTERIZATION OF INVESTMENTS IN REMIC SECURITIES" IN THE PROSPECTUS.

For further information regarding the federal income tax consequences of investing in the Offered Certificates, SEE "FEDERAL INCOME TAX CONSEQUENCES" IN THIS FREE WRITING PROSPECTUS AND "MATERIAL FEDERAL INCOME TAX CONSIDERATIONS" IN THE PROSPECTUS.

RATINGS

It is a condition to the issuance of the certificates that the Offered Certificates receive at least the following ratings from Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch"):

                  Offered
                Certificates        S&P       Moody's     Fitch
                ------------       -----     ---------   -------
                 Class A-1A         AAA         Aaa         AAA
                 Class A-1B1        AAA         Aaa         AAA
                 Class A-1B2        AAA         Aaa         AAA
                 Class A-2A         AAA         Aaa         AAA
                 Class A-2B         AAA         Aaa         AAA
                 Class A-2C         AAA         Aaa         AAA
                 Class A-2D         AAA         Aaa         AAA
                  Class M-1         AA+         Aa1         AA+
                  Class M-2         AA+         Aa2         AA+
                  Class M-3          AA         Aa3         AA
                  Class M-4          AA          A1         AA
                  Class M-5         AA-          A2         AA-
                  Class M-6          A+          A3          A+
                  Class M-7          A          Baa1         A
                  Class M-8          A-         Baa2         A
                  Class M-9         BBB+        Baa3       BBB+
                  Class M-10        BBB          Ba1       BBB

A security rating does not address the frequency of prepayments on the Mortgage Loans or the corresponding effect on yield to investors. SEE "YIELD ON THE CERTIFICATES" AND "RATINGS" IN THIS FREE WRITING PROSPECTUS AND "YIELD CONSIDERATIONS" IN THE PROSPECTUS.

LEGAL INVESTMENT

The Offered Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984. SEE "LEGAL INVESTMENT" IN THIS FREE WRITING PROSPECTUS AND IN THE PROSPECTUS.

CONSIDERATIONS FOR BENEFIT PLAN INVESTORS

It is expected that the Offered Certificates may be purchased by, or with the assets of, employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or plans or arrangements (each, a "Plan") subject to section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). Prior to the termination of the supplemental interest trust, Plans or persons using assets of a Plan may purchase the Offered Certificates if the purchase and holding meets the requirements of an investor-based class exemption issued by the Department of Labor. Investors are encouraged consult with their counsel with respect to the consequences under ERISA and the Code of a Plan's acquisition and ownership of such certificates. SEE "CONSIDERATIONS FOR BENEFIT PLAN INVESTORS" IN THIS FREE WRITING PROSPECTUS AND "ERISA CONSIDERATIONS" IN THE PROSPECTUS.

                              TRANSACTION STRUCTURE

                                 --------------
                                   MORTGAGORS
                originate        --------------          loan
                  loans                 |              payments
                                        |
             ------------------------------------------------------
             |                                                    |
      ---------------                             ------------------------------
        ORIGINATORS                  amount         Wells Fargo Bank, National
      ---------------               financed        Association and Ocwen Loan
            | |                                          Servicing, LLC          -----------------|
            | |                                             SERVICERS                             |
            | |                                    Collect loan payments and make                 |
   purchase | |    loan                                   P&I Advances                            |
     loans  | |  purchase                         ------------------------------                  |
            | |    price                                                                          |
            | |                                                                                   |
            | |                                                                                   |
            | |                                                                                   |
 ----------------------------                                                                     |
 DB Structured Products, Inc.                                                                     |
          SPONSOR                                                                                 |
      Purchases loans                                                                             |
         Forms pool                                                                               |
 ----------------------------                                                                     |
             | |                                                                                  |
      asset  | | net offering                                                                     |
       pool  | |   proceeds                                                                       |
             | |                 net offering    -------------------------------                  |
----------------------------      proceeds        Deutsche Bank Securities Inc.                   |
     ACE Securities Corp.  <-------------------           UNDERWRITER                             |
        DEPOSITOR          ------------------->  Sells certificates to investors --------------|  |
   Creates issuing entity        certificates    ------------------------------- <------------ |  |
----------------------------                                            offering             | |  |
            | |                                                         proceeds             | |  |
     asset  | | certificates                                                                 | |  |
      pool  | |                                                                              | |  |
            | |                                  -------------------------------             | |  |
            | |                                      Wells Fargo Bank National               | |  |
--------------------------------                            Association                      | |  |
ACE Securities Corp. Home Equity                  MASTER SERVICER AND SECURITIES             | |  |
         Loan Trust,             <---------------          ADMINISTRATOR                     | |  |
        Series 2006-HE1                                Aggregates collections    <-----------|-|--|
         ISSUING ENTITY           ---------------       Calculates cashflows                 | |   monthly
           Holds pool             |                      Remits to investors                 | |distributions
      Issues certificates         |              -------------------------------             | |
--------------------------------  |                |    Monthly distributions/ Certain       | |
                   Monthly report |                |    proceeds payable under the Interest  | |
                                  |                |    Rate Swap Agreement/Payments under   | |
------------------------------    |-----------------    the Policy                           | |
   HSBC Bank USA, National <------|                 <----------------------------------------|-|
   Association Trustee and             INVESTORS                    certificates             |
Supplemental Interest Trustee ---->                 -----------------------------------------|
------------------------------     ----------------
   |
   |
   ---- Represents investors
             interests

                                  RISK FACTORS

      THE FOLLOWING INFORMATION, WHICH YOU SHOULD CONSIDER CAREFULLY, IDENTIFIES SIGNIFICANT RISKS ASSOCIATED WITH AN INVESTMENT IN THE CERTIFICATES.

THE MORTGAGE LOANS WERE UNDERWRITTEN TO STANDARDS WHICH DO NOT CONFORM TO THE STANDARDS OF FANNIE MAE OR FREDDIE MAC.

      The underwriting standards of the originators are intended to assess the ability and willingness of the mortgagor to repay the debt and to evaluate the adequacy of the property as collateral for the mortgage loan. The originators consider, among other things, a mortgagor's credit history, repayment ability and debt service-to-income ratio, as well as the value, type and use of the mortgaged property. As further described in this free writing prospectus, the underwriting standards of the originators do not conform to Fannie Mae and Freddie Mac guidelines.

      In addition, mortgage loans originated by the originators generally bear higher rates of interest than mortgage loans originated in accordance with Fannie Mae and Freddie Mac guidelines and may experience rates of delinquency, foreclosure and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in accordance with Fannie Mae and Freddie Mac guidelines.

      Furthermore, changes in the values of mortgaged properties may have a greater effect on the delinquency, foreclosure, bankruptcy and loss experience of the Mortgage Loans than on mortgage loans originated in accordance with Fannie Mae and Freddie Mac guidelines. No assurance can be given that the values of the related mortgaged properties have remained or will remain at the levels in effect on the dates of origination of the related Mortgage Loans. SEE "THE MORTGAGE POOL--UNDERWRITING STANDARDS" IN THIS FREE WRITING PROSPECTUS.

MORTGAGE LOANS WITH HIGH COMBINED LOAN-TO-VALUE RATIOS LEAVE THE RELATED MORTGAGOR WITH LITTLE OR NO EQUITY IN THE RELATED MORTGAGED PROPERTY.

      Approximately 35.71% of the Group IA Mortgage Loans, approximately 30.48% of the Group IB Mortgage Loans and approximately 32.50% of the Group II Mortgage Loans, in each case, by the related aggregate principal balance as of the Cut-off Date, had a combined loan-to-value ratio at origination in excess of 80.00%.

      An overall decline in the residential real estate market, a rise in interest rates over a period of time and the condition of a mortgaged property, as well as other factors, may have the effect of reducing the value of the mortgaged property from the appraised value at the time the Mortgage Loan was originated. If there is a reduction in the value of the mortgaged property, the combined loan-to-value ratio may increase over what it was at the time the Mortgage Loan was originated. Such an increase may reduce the likelihood of liquidation or other proceeds being sufficient to satisfy the Mortgage Loan, and any losses to the extent not covered by the credit enhancement may affect the yield to maturity of your certificates. There can be no assurance that the value of a mortgaged property estimated in any appraisal or review is equal to the actual value of that mortgaged property at the time of that appraisal or review. Investors should note that the values of the mortgaged properties may be insufficient to cover the outstanding principal balance of the Mortgage Loans. There can be no assurance that the combined loan-to-value ratio of any Mortgage Loan determined at any time after origination will be less than or equal to its combined loan-to-value ratio at origination.

DEVELOPMENTS IN SPECIFIED STATES COULD HAVE A DISPROPORTIONATE EFFECT ON THE MORTGAGE LOANS DUE TO THE GEOGRAPHIC CONCENTRATION OF THE MORTGAGED PROPERTIES.

      Approximately 22.06% of the Group IA Mortgage Loans, approximately 21.53% of the Group IB Mortgage Loans and approximately 57.72% of the Group II Mortgage Loans, in each case, by the related aggregate principal balance as of the Cut-off Date, are secured by mortgaged properties located in the State of California. Approximately 0.28% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, are located in a single California zip code. If the California residential real estate market should experience an overall decline in property values after the dates of origination of the Mortgage Loans, the rates of delinquencies, foreclosures, bankruptcies and losses on the Mortgage Loans may increase over historical levels of comparable type loans, and may increase substantially. In addition, properties located in California may be more susceptible than homes located in other parts of the country to certain types of uninsured hazards, such as earthquakes, hurricanes, as well as floods, mudslides and other natural disasters.

SECOND LIEN MORTGAGE LOANS RISK.

      Approximately 3.83% of the Group IA Mortgage Loans, approximately 6.24% of the Group IB Mortgage Loans and approximately 11.27% of the Group II Mortgage Loans, in each case, by the related aggregate principal balance as of the Cut-off Date, are secured by second liens on the related mortgaged properties. The proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding balance of such Mortgage Loans only to the extent that the claims of the related senior mortgages have been satisfied in full, including any related foreclosure costs. In circumstances when it has been determined to be uneconomical to foreclose on the mortgaged property, the servicer may write off the entire balance of such Mortgage Loan as a bad debt. The foregoing considerations will be particularly applicable to Mortgage Loans secured by second liens that have high combined loan-to-value ratios because it is comparatively more likely that the servicer would determine foreclosure to be uneconomical in the case of such Mortgage Loans. The rate of default of second lien Mortgage Loans may be greater than that of mortgage loans secured by first liens on comparable properties.

BALLOON MORTGAGE LOAN RISK.

      Mortgage Loans that are balloon loans pose a risk because a borrower must make a large lump sum payment of principal at the end of the loan term. If the borrower is unable to pay the lump sum or refinance such amount, the related servicer will not be obligated to advance the principal portion of that lump sum payment, you may suffer a loss. Approximately 13.29% of the Group IA Mortgage Loans, approximately 17.98% of the Group IB Mortgage Loans and approximately 19.33% of the Group II Mortgage Loans, in each case, by related aggregate principal balance as of the Cut-off Date, are balloon loans.

INTEREST ONLY MORTGAGE LOAN RISK.

      Approximately 26.45% of the Group IA Mortgage Loans, approximately 20.89% of the Group IB Mortgage Loans and approximately 42.95% of the Group II Mortgage Loans, in each case, by the related aggregate principal balance as of the Cut-off Date, require the borrowers to make monthly payments only of accrued interest for the first two, five, seven or ten years following origination. After such interest-only period, the borrower's monthly payment will be recalculated to cover both interest and principal so that the Mortgage Loan will amortize fully prior to its final payment date. If the monthly payment increases, the related borrower may not be able to pay the increased amount and may default or may refinance the related Mortgage Loan to avoid the higher payment. Because no principal payments may be made or advanced on such Mortgage Loans for two, five, seven or ten years following origination, the certificateholders will receive smaller principal distributions during such period than they would have received if the related borrowers were required to make monthly payments of interest and principal for the entire lives of such Mortgage Loans. This slower rate of principal distributions may reduce the return on an investment in the Offered Certificates that are purchased at a discount.

THE MEZZANINE CERTIFICATES WILL BE MORE SENSITIVE TO LOSSES ON THE MORTGAGE LOANS THAN THE CLASS A CERTIFICATES BECAUSE THEY ARE SUBORDINATE TO THE CLASS A CERTIFICATES.

      The weighted average lives of, and the yields to maturity on, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates will be progressively more sensitive, in that order, to the rate and timing of mortgagor defaults and the severity of ensuing losses on the Mortgage Loans. If the actual rate and severity of losses on the Mortgage Loans is higher than those assumed by an investor in these certificates, the actual yield to maturity of these certificates may be lower than the yield anticipated by the investor based on such assumption. The timing of losses on the Mortgage Loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the mortgage pool are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity. Realized losses on the Mortgage Loans, to the extent they exceed the amount of excess interest, overcollateralization and net swap payments received from the swap provider in respect of the interest rate swap agreement, will reduce the certificate principal balances of the Mezzanine Certificates beginning with the class of Mezzanine Certificates then outstanding with the lowest payment priority. As a result of such reductions, less interest will accrue on each such class of Mezzanine Certificates than would otherwise be the case. However, the amount of any realized losses allocated to the Mezzanine Certificates may be distributed to the holders of those certificates according to the priorities set forth under "Description of the Certificates--Overcollateralization Provisions" and "Description of the Certificates--The Interest Rate Swap Agreement and the Swap Provider" in this free writing prospectus.

THE MEZZANINE CERTIFICATES GENERALLY WILL NOT BE ENTITLED TO RECEIVE PRINCIPAL PAYMENTS UNTIL MARCH 2009 WHICH MAY RESULT IN A GREATER RISK OF LOSS RELATING TO THESE CERTIFICATES.

      Unless the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, the Mezzanine Certificates will not be entitled to any principal distributions until at least March 2009 or a later date as provided in this free writing prospectus or during any period in which delinquencies on the Mortgage Loans exceed the levels set forth under "Description of the Certificates--Principal Distributions on the Offered Certificates" in this free writing prospectus. As a result, the weighted average lives of the Mezzanine Certificates will be longer than would be the case if distributions of principal were allocated among all of the certificates at the same time. As a result of the longer weighted average lives of the Mezzanine Certificates, the holders of these certificates have a greater risk of suffering a loss on their investments. Further, because such certificates might not receive any principal if the delinquency levels set forth under "Description of the Certificates--Principal Distributions on the Offered Certificates" in this free writing prospectus are exceeded, it is possible for such certificates to receive no principal distributions on a particular Distribution Date even if no losses have occurred on the mortgage pool.

THE OFFERED CERTIFICATES WILL BE LIMITED OBLIGATIONS SOLELY OF THE TRUST FUND AND NOT OF ANY OTHER PARTY.

      The Offered Certificates will not represent an interest in or obligation of the depositor, the servicers, the master servicer, the securities administrator, the originators, the trustee or any of their respective affiliates. Neither the Offered Certificates nor the underlying Mortgage Loans will be guaranteed or insured by any governmental agency or instrumentality, or by the depositor, the servicers, the master servicer, the securities administrator, the originators, the trustee or any of their respective affiliates. Proceeds of the assets included in the trust will be the sole source of payments on the Offered Certificates, and there will be no recourse to the depositor, the servicers, the originators, the master servicer, the securities administrator, the trustee or any other entity in the event that these proceeds are insufficient or otherwise unavailable to make all payments provided for under the Offered Certificates.

THE DIFFERENCE BETWEEN THE PASS-THROUGH RATES ON THE CLASS A CERTIFICATES AND MEZZANINE CERTIFICATES AND THE MORTGAGE RATES ON THE MORTGAGE LOANS MAY RESULT IN INTEREST SHORTFALLS ON SUCH CERTIFICATES.

      The yield to maturity on the Class A Certificates and the Mezzanine Certificates may be affected by the resetting of the mortgage rates on the adjustable-rate Mortgage Loans included in the mortgage pool on their related adjustment dates. In addition, because the mortgage rate for approximately 87.00% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, adjusts based on Six-Month LIBOR plus a fixed percentage amount, such rate could be higher than prevailing market interest rates, and this may result in an increase in the rate of prepayments on such Mortgage Loans after their adjustments. Finally, the mortgage rates on such adjustable-rate Mortgage Loans are based on Six-Month LIBOR while the pass-through rates on the Class A Certificates and the Mezzanine Certificates are based on one-month LIBOR. Consequently, the application to such certificates of the rate cap, which is generally equal to the weighted average coupon on the Mortgage Loans, net of certain fees of the trust (including, in the case of the Class A-1B2 Certificates, the premium payable to the Insurer) and the supplemental interest trust (including any net swap payment payable to the Swap Provider and any swap termination payment payable to the Swap Provider which is not payable as a result of the occurrence of a Swap Provider trigger event), could adversely affect the yield to maturity on such certificates. In addition, the rate cap will decrease if Mortgage Loans with relatively high mortgage rates prepay at a faster rate than Mortgage Loans with relatively low mortgage rates.

      If the pass-through rates on the Class A Certificates or the Mezzanine Certificates are limited for any Distribution Date, the resulting interest shortfalls may be recovered by the holders of these certificates on the same Distribution Date or on future Distribution Dates on a subordinated basis to the extent that on such Distribution Date or future Distribution Dates there are available funds remaining after certain other distributions on the Offered Certificates and the payment of certain fees and expenses of the trust (including amounts payable to the Insurer under the Policy) and the supplemental interest trust (including any net swap payment payable to the Swap Provider and any swap termination payment payable to the Swap Provider which is not payable as a result of the occurrence of a Swap Provider trigger event). The ratings on the Offered Certificates will not address the likelihood of any recovery of interest shortfalls by holders of the Offered Certificates from amounts collected on the Mortgage Loans. SEE "YIELD ON THE CERTIFICATES--SPECIAL YIELD CONSIDERATIONS" IN THIS FREE WRITING PROSPECTUS.

      Amounts used to pay such interest shortfalls on the Offered Certificates may be supplemented by the Interest Rate Swap Agreement to the extent that the floating payment required to be made by the Swap Provider exceeds the fixed payment required to be made by the Securities Administrator (on behalf of the supplemental interest trust) on any Distribution Date and such amount is available in the priority described in this free writing prospectus. However, the amount received from the Swap Provider under the Interest Rate Swap Agreement may be insufficient to pay the holders of the Offered Certificates the full amount of interest which they would have received absent the limitations of the rate cap.

THE RATE AND TIMING OF PRINCIPAL DISTRIBUTIONS ON THE CLASS A CERTIFICATES AND THE MEZZANINE CERTIFICATES WILL BE AFFECTED BY PREPAYMENT SPEEDS AND BY THE PRIORITY OF PAYMENT ON SUCH CERTIFICATES.

      The rate and timing of distributions allocable to principal on the Class A Certificates and the Mezzanine Certificates will depend, in general, on the rate and timing of principal payments (including prepayments and collections upon defaults, liquidations and repurchases) on the Mortgage Loans and the allocation thereof to pay principal on such certificates as described in "Description of the Certificates--Principal Distributions on the Offered Certificates" in this free writing prospectus. As is the case with mortgage backed pass-through certificates generally, the Offered Certificates are subject to substantial inherent cash-flow uncertainties because the Mortgage Loans may be prepaid at any time. However, with respect to approximately 65.00% of the Mortgage Loans, by aggregate principal balance of the Mortgage Loans as of the Cut-off Date, a prepayment may subject the related mortgagor to a prepayment charge. A prepayment charge may or may not act as a deterrent to prepayment of the related Mortgage Loan. SEE "THE MORTGAGE POOL" IN THIS FREE WRITING PROSPECTUS.

      Generally, when prevailing interest rates are increasing, prepayment rates on mortgage loans tend to decrease; a decrease in the prepayment rates on the Mortgage Loans will result in a reduced rate of return of principal to investors in the Class A Certificates and the Mezzanine Certificates at a time when reinvestment at such higher prevailing rates would be desirable. Conversely, when prevailing interest rates are declining, prepayment rates on mortgage loans tend to increase; an increase in the prepayment rates on the Mortgage Loans will result in a greater rate of return of principal to investors in the Class A Certificates and Mezzanine Certificates at a time when reinvestment at comparable yields may not be possible.

      Distributions of principal will be made to the holders of the Mezzanine Certificates according to the priorities described in this free writing prospectus. The timing of commencement of principal distributions and the weighted average life of each such class of certificates will be affected by the rates of prepayment on the Mortgage Loans experienced both before and after the commencement of principal distributions on such classes. For further information regarding the effect of principal prepayments on the weighted average lives of the Offered Certificates, SEE "YIELD ON THE CERTIFICATES" IN THIS FREE WRITING PROSPECTUS, INCLUDING THE TABLES ENTITLED "PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION."

THE YIELD TO MATURITY ON THE OFFERED CERTIFICATES WILL DEPEND ON A VARIETY OF FACTORS.

      The yield to maturity on the Offered Certificates will depend on:

      o     the applicable pass-through rate thereon;

      o     the applicable purchase price;

      o the rate and timing of principal payments (including prepayments and collections upon defaults, liquidations and repurchases) and the allocation thereof to reduce the certificate principal balance of the Offered Certificates;

      o the rate, timing and severity of realized losses on the Mortgage Loans, adjustments to the mortgage rates on the adjustable-rate Mortgage Loans included in the mortgage pool, the amount of excess interest generated by the Mortgage Loans and the allocation to the Offered Certificates of certain interest shortfalls; and

      o payments due from the supplemental interest trust in respect of payments received from the Swap Provider under the Interest Rate Swap Agreement.

      In general, if the Offered Certificates are purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if the Offered Certificates are purchased at a discount and principal distributions thereon occur at a rate slower than that anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that originally assumed.

      The proceeds to the Depositor from the sale of the Offered Certificates were determined based on a number of assumptions, including a prepayment assumption of 100% PPC (based on the assumed prepayment rates set forth under "Yield on the Certificates--Weighted Average Lives" in this free writing prospectus) with respect to the adjustable-rate Mortgage Loans and a prepayment assumption of 100% PPC (based on the assumed prepayment rates set forth under "Yield on the Certificates--Weighted Average Lives" in this free writing prospectus) with respect to the fixed-rate Mortgage Loans, and weighted average lives corresponding thereto. No representation is made that the Mortgage Loans will prepay at such rate or at any other rate. The yield assumptions for the Offered Certificates will vary as determined at the time of sale.

THE YIELD TO MATURITY ON THE MEZZANINE CERTIFICATES WILL BE PARTICULARLY SENSITIVE TO THE RATE OF PREPAYMENTS ON THE MORTGAGE LOANS.

      The multiple class structure of the Mezzanine Certificates causes the yield of these classes to be particularly sensitive to changes in the rates of prepayment of the Mortgage Loans. Because distributions of principal will be made to the holders of such certificates according to the priorities described in this free writing prospectus, the yield to maturity on such classes of certificates will be sensitive to the rates of prepayment on the Mortgage Loans experienced both before and after the commencement of principal distributions on such classes. The yield to maturity on such classes of certificates will also be extremely sensitive to losses due to defaults on the Mortgage Loans (and the timing thereof), to the extent these losses are not covered by excess cashflow otherwise payable to the Class CE-1 Certificates, net swap payments received under the interest rate swap agreement or allocated to a class of Mezzanine Certificates with a lower payment priority. Furthermore, as described in this free writing prospectus, the timing of receipt of principal and interest by the Mezzanine Certificates may be adversely affected by losses even if these classes of certificates do not ultimately bear such loss.

VIOLATION OF CONSUMER PROTECTION LAWS MAY RESULT IN LOSSES ON THE MORTGAGE LOANS AND YOUR CERTIFICATES.

      Applicable state laws generally regulate interest rates and other charges, require certain disclosure, and require licensing of the originators. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the Mortgage Loans.

      The Mortgage Loans are also subject to federal laws, including:

      o the Federal Truth-in-Lending Act and Regulation Z promulgated thereunder, which require certain disclosures to the mortgagors regarding the terms of the Mortgage Loans;

      o the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit;

      o the Fair Credit Reporting Act, which regulates the use and reporting of information related to the mortgagor's credit experience; and

      o the Depository Institutions Deregulation and Monetary Control Act of 1980, which preempts certain state usury laws.

      Violations of certain provisions of these federal and state laws may limit the ability of the servicers to collect all or part of the principal of or interest on the related Mortgage Loans and in addition could subject the trust to damages and administrative enforcement. In particular, the failure of the originators to comply with certain requirements of the Federal Truth-in-Lending Act, as implemented by Regulation Z, could subject the trust to monetary penalties, and result in the mortgagors' rescinding the Mortgage Loans against the trust. In addition to federal law, some states have enacted, or may enact, laws or regulations that prohibit inclusion of some provisions in Mortgage Loans that have interest rates or origination costs in excess of prescribed levels, and require that mortgagors be given certain disclosures prior to the consummation of the Mortgage Loans and restrict the related servicer's ability to foreclose in response to mortgagor defaults. The failure of the originators to comply with these laws could subject the trust to significant monetary penalties, could result in the mortgagors rescinding the Mortgage Loans against the trust and/or limit the servicer's ability to foreclose upon the related mortgaged properties in the event of mortgagor defaults.

      Under the anti-predatory lending laws of some states, the mortgagor is required to meet a net tangible benefits test in connection with the origination of the related mortgage loan. This test may be highly subjective and open to interpretation. As a result, a court may determine that a mortgage loan does not meet the test even if the originator reasonably believed that the test was satisfied. Any determination by a court that a Mortgage Loan included in the trust fund does not meet the test will result in a violation of the state anti-predatory lending law, in which case the Sponsor will be required to purchase that Mortgage Loan from the trust fund.

      The sponsor will represent that, as of the Closing Date, each Mortgage Loan is in compliance with applicable federal and state laws and regulations. In the event of a breach of such representation, the sponsor will be obligated to cure such breach or repurchase or replace the affected Mortgage Loan in the manner described in the prospectus. If the sponsor is unable or otherwise fails to satisfy such obligations, the yield on the Offered Certificates may be materially and adversely affected.

YOUR DISTRIBUTIONS COULD BE ADVERSELY AFFECTED BY THE BANKRUPTCY OR INSOLVENCY OF CERTAIN PARTIES.

      The Sponsor will treat the transfer of the Mortgage Loans to the Depositor as a sale of the Mortgage Loans. However, if the Sponsor becomes bankrupt, the trustee in bankruptcy may argue that the Mortgage Loans were not sold but were only pledged to secure a loan to the Sponsor. If that argument is made, you could experience delays or reductions in payments on the certificates. If that argument is successful, the bankruptcy trustee could elect to sell the Mortgage Loans and pay down the certificates early. Thus, you could lose the right to future payments of interest, and might suffer reinvestment loss in a lower interest rate environment.

      In addition, if the Master Servicer becomes bankrupt, a bankruptcy trustee or receiver may have the power to prevent the appointment of a successor master servicer. Any related delays in servicing could result in increased delinquencies or losses on the Mortgage Loans.

THE TRANSFER OF SERVICING MAY RESULT IN HIGHER DELINQUENCIES AND DEFAULTS WHICH MAY ADVERSELY AFFECT THE YIELD ON YOUR CERTIFICATES.

      Although Wells Fargo Bank, National Association has agreed to act as primary servicer of the Fremont Mortgage Loans pursuant to the terms and provisions of the Pooling and Servicing Agreement, the transfer of the primary servicing obligations with respect to the Fremont Mortgage Loans was not completed as of the Cut-off Date. The primary servicing obligations with respect to the Fremont Mortgage Loans is expected to transfer from Fremont Investment & Loan to Wells Fargo Bank, National Association no later than May 15, 2006.

      The Sponsor owns the servicing rights with respect to the Mortgage Loans serviced by Ocwen Loan Servicing, LLC and may elect to transfer the servicing of such Mortgage Loans to a successor servicer as further described under "SERVICING OF THE MORTGAGE LOANS--SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES" in this free writing prospectus.

      All transfers of servicing involve the risk of disruption in collections due to data input errors, misapplied or misdirected payments, system incompatibilities and other reasons. As a result, the rate of delinquencies and defaults is likely to increase at least for a period of time. There can be no assurance as to the extent or duration of any disruptions associated with the transfer of servicing or as to the resulting effects on the yield on your certificates.

INTEREST GENERATED BY THE MORTGAGE LOANS MAY BE INSUFFICIENT TO MAINTAIN OR RESTORE OVERCOLLATERALIZATION.

      The Mortgage Loans are expected to generate more interest than is needed to pay interest owed on the Offered Certificates and to pay certain fees and expenses of the trust (including amounts payable to the Insurer under the Policy) and the supplemental interest trust (including any net swap payment payable to the Swap Provider and any swap termination payment payable to the Swap Provider which is not payable as a result of the occurrence of a Swap Provider trigger event). Any remaining interest generated by the Mortgage Loans will then be used to absorb losses that occur on the Mortgage Loans. After these financial obligations of the trust are covered, available excess interest generated by the Mortgage Loans will be used to maintain or restore the overcollateralization. We cannot assure you, however, that enough excess interest will be generated to maintain or restore the required level of overcollateralization. The factors described below will affect the amount of excess interest that the Mortgage Loans will generate:

      o Every time a Mortgage Loan is prepaid in full, excess interest may be reduced because such Mortgage Loan will no longer be outstanding and generating interest or, in the case of a partial prepayment, will be generating less interest.

      o Every time a Mortgage Loan is liquidated or written off, excess interest may be reduced because such Mortgage Loan will no longer be outstanding and generating interest.

      o If the rates of delinquencies, defaults or losses on the Mortgage Loans are higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available to make required distributions on the Offered Certificates.

      o The adjustable-rate Mortgage Loans have mortgage rates that adjust less frequently than, and on the basis of an index that is different from, the index used to determine the pass-through rates on the Offered Certificates, and the fixed-rate Mortgage Loans have mortgage rates that do not adjust. As a result, the pass-through rates on the Offered Certificates may increase relative to mortgage rates on the Mortgage Loans, requiring that a greater portion of the interest generated by the Mortgage Loans be applied to cover interest on such certificates.

INTEREST PAYMENTS ON THE MORTGAGE LOANS MAY BE INSUFFICIENT TO PAY INTEREST ON YOUR CERTIFICATES.

      When a Mortgage Loan is prepaid in full, the mortgagor is charged interest only up to the date on which payment is made, rather than for an entire month. This may result in a shortfall in interest collections available for payment on the next Distribution Date. Each servicer is required to cover a portion of the shortfall in interest collections that are attributable to voluntary prepayments in full on the Mortgage Loans serviced by such servicer, but only up the servicing fee payable to such servicer for the related interest accrual period. In addition, if the related servicer fails to pay all or a portion of these amounts, the master servicer is required to pay such amounts up to the compensation payable to the master servicer for the related interest accrual period. If the credit enhancement is insufficient to cover this shortfall in excess of the amount the servicer or the master servicer covers, you may incur a loss. In addition, the servicers will not be required to cover shortfalls in interest collections due to bankruptcy proceedings or the application of the Servicemembers Civil Relief Act (the "Relief Act") or similar state or local laws.

      On any Distribution Date, any shortfalls resulting from the application of the Relief Act or similar state or local laws and any prepayment interest shortfalls to the extent not covered by compensating interest paid by the servicers, the interim servicer or the master servicer will be allocated, FIRST, to the Class CE-1 Certificates, SECOND, to the Class M-10 Certificates, THIRD, to the Class M-9 Certificates, FOURTH, to the Class M-8 Certificates, FIFTH, to the Class M-7 Certificates, SIXTH, to the Class M-6 Certificates, SEVENTH, to the Class M-5 Certificates, EIGHTH, to the Class M-4 Certificates, NINTH, to the Class M-3

Certificates, TENTH, to the Class M-2 Certificates, ELEVENTH, to the Class M-1 Certificates and TWELFTH, to the Class A Certificates, on a PRO RATA basis, based on their respective senior interest distribution amounts for such Distribution Date before such reduction. The holders of the Offered Certificates will be entitled to reimbursement for any such interest shortfalls but only to the extent of available funds and in the order of priority set forth under "Description of the Certificates--Overcollateralization Provisions" in this free writing prospectus. If these shortfalls are allocated to the Offered Certificates the amount of interest paid to those certificates will be reduced, adversely affecting the yield on your investment.

THE LIQUIDITY OF YOUR CERTIFICATES MAY BE LIMITED.

      The Underwriter has no obligation to make a secondary market in the classes of Offered Certificates. There is therefore no assurance that a secondary market will develop or, if it develops, that it will continue. Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield. The market values of the certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

      The secondary markets for asset-backed securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.

THE INTEREST RATE SWAP AGREEMENT AND THE SWAP PROVIDER.

      Any amounts received from the Swap Provider under the Interest Rate Swap Agreement will be applied as described in this free writing prospectus to pay interest shortfalls, maintain overcollateralization and cover realized losses on the Mortgage Loans allocated to the Offered Certificates. However, no amounts will be payable by the Swap Provider unless the floating amount owed by the Swap Provider on a Distribution Date exceeds the fixed amount owed to the Swap Provider on such Distribution Date. This will generally not occur except in periods when one-month LIBOR (as determined pursuant to the Interest Rate Swap Agreement) exceeds ________%. No assurance can be made that any amounts will be received under the Interest Rate Swap Agreement, or that any such amounts that are received will be sufficient to maintain or restore required overcollateralization or to cover interest shortfalls and realized losses on the Mortgage Loans. Any net swap payment payable to the Swap Provider under the terms of the Interest Rate Swap Agreement will reduce amounts available for distribution to certificateholders, and may reduce the pass-through rates of the certificates. If the rate of prepayments on the Mortgage Loans is faster than anticipated, the schedule on which payments due under the Interest Rate Swap Agreement are calculated may exceed the aggregate principal balance of the Mortgage Loans, thereby increasing the relative proportion of interest collections on the Mortgage Loans that must be applied to make net payments to the Swap Provider. The combination of a rapid rate of prepayment and low prevailing interest rates could adversely affect the yields on the Offered Certificates. In addition, any swap termination payment payable to the Swap Provider in the event of early termination of the Interest Rate Swap Agreement which was not caused by the occurrence of a Swap Provider trigger event will reduce amounts available for distribution to certificateholders.

      Upon early termination of the Interest Rate Swap Agreement, the securities administrator (on behalf of the supplemental interest trust) or the Swap Provider may be liable to make a Swap Termination Payment to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Interest Rate Swap Agreement. In the event that the securities administrator (on behalf of the supplemental interest trust) is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, generally prior to distributions to certificateholders. This feature may result in losses on the certificates. Due to the priority of the application of the Available Distribution Amount, the Mezzanine Certificates will bear the effects of any shortfalls resulting from a Net Swap Payment or Swap Termination Payment by the securities administrator before such effects are borne by the Class A Certificates and therefore, one or more classes of Mezzanine Certificates may suffer a loss as a result of such payment.

      To the extent that distributions on the Offered Certificates depend in part on payments to be received by the securities administrator (on behalf of the supplemental interest trust) under the Interest Rate Swap Agreement, the ability of the securities administrator to make such distributions on the Offered Certificates will be subject to the credit risk of the Swap Provider. Although there is a mechanism in place to facilitate replacement of the Interest Rate Swap Agreement upon the default or credit impairment of the Swap Provider, there can be no assurance that any such mechanism will result in the ability of the trustee to obtain a suitable replacement Interest Rate Swap Agreement. The credit ratings of the Swap Provider as of the date of this free writing prospectus are lower than the ratings assigned to the Class A Certificates. See "Description of the Certificates--The Interest Rate Swap Agreement and the Swap Provider" in this free writing prospectus.

THE RETURN ON YOUR CERTIFICATES COULD BE REDUCED BY SHORTFALLS DUE TO THE APPLICATION OF THE RELIEF ACT.

      The Relief Act and similar state or local laws provide relief to mortgagors who enter active military service and to mortgagors in reserve status who are called to active military service after the origination of their mortgage loans. The ongoing military operations of the United States in Iraq and Afghanistan have caused an increase in the number of citizens in active military duty, including those citizens previously in reserve status. Under the Relief Act the interest rate applicable to a mortgage loan for which the related mortgagor is called to active military service will be reduced from the percentage stated in the related mortgage note to 6.00%. This interest rate reduction and any reduction provided under similar state or local laws could result in an interest shortfall because the master servicer and the related servicer will not be able to collect the amount of interest which otherwise would be payable with respect to such Mortgage Loan if the Relief Act or similar state or local law was not applicable thereto. This shortfall will not be paid by the mortgagor on future due dates or advanced by the master servicer or the related servicer and, therefore, will reduce the amount available to pay interest to the certificateholders on subsequent Distribution Dates. We do not know how many Mortgage Loans in the mortgage pool have been or may be affected by the application of the Relief Act or similar state or local law.

POSSIBLE REDUCTION OR WITHDRAWAL OF RATINGS ON THE OFFERED CERTIFICATES.

      Each rating agency rating the Offered Certificates may change or withdraw its initial ratings at any time in the future if, in its judgment, circumstances warrant a change. No person is obligated to maintain the ratings at their initial levels. If a rating agency reduces or withdraws its rating on one or more classes of the Offered Certificates, the liquidity and market value of the affected certificates is likely to be reduced.

SUITABILITY OF THE OFFERED CERTIFICATES AS INVESTMENTS.

      The Offered Certificates are not suitable investments for any investor that requires a regular or predictable schedule of monthly payments or payment on any specific date. The Offered Certificates are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment and the interaction of these factors.

FICO SCORES ARE NOT AN INDICATOR OF FUTURE PERFORMANCE OF MORTGAGORS.

      Investors are encouraged to be aware that FICO scores are based on past payment history of the mortgagor. Investors are encouraged not to rely on FICO scores as an indicator of future borrower performance. See "The Mortgage Pool--Underwriting Standards" in this free writing prospectus.

      ALL CAPITALIZED TERMS USED IN THIS FREE WRITING PROSPECTUS WILL HAVE THE MEANINGS ASSIGNED TO THEM UNDER "DESCRIPTION OF THE CERTIFICATES--GLOSSARY" OR IN THE PROSPECTUS UNDER "INDEX OF DEFINED TERMS."

                                 USE OF PROCEEDS

      DB Structured Products, Inc. (the "Sponsor"), will sell the Mortgage Loans to ACE Securities Corp. (the "Depositor") and the Depositor will convey the Mortgage Loans to the trust fund in exchange for and concurrently with the delivery of the certificates. Net proceeds from the sale of the Offered Certificates will be applied by the Depositor to the purchase of the Mortgage Loans from the Sponsor. Such net proceeds together with certain classes of certificates not offered by this free writing prospectus will represent the purchase price to be paid by the Depositor to the Sponsor for the Mortgage Loans. The Mortgage Loans were previously purchased by the Sponsor directly from the originators.

                                THE MORTGAGE POOL

GENERAL

      The pool of mortgage loans (the "Mortgage Pool") will consist of 12,403 conventional, one- to four-family, first and second lien, fixed-rate and adjustable-rate mortgage loans (the "Mortgage Loans") on residential real properties (the "Mortgaged Properties") having an aggregate principal balance as of the Cut-off Date of approximately $2,534,251,921 after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years. For purposes of calculating interest and principal distributions on the Class A Certificates, the Mortgage Loans have been divided into three loan groups, designated as the "Group IA Mortgage Loans", the "Group IB Mortgage Loans" and the "Group II Mortgage Loans." The Group IA Mortgage Loans consist of 6,040 fixed-rate and adjustable-rate mortgage loans having an aggregate principal balance as of the Cut-off Date of approximately $996,329,489 after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The principal balances of the Group IA Mortgage Loans at origination conformed to Freddie Mac loan limits. The Group IB Mortgage Loans consist of 3,526 fixed-rate and adjustable-rate mortgage loans having an aggregate principal balance as of the Cut-off Date of approximately $684,638,173 after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The principal balances of the Group IB Mortgage Loans at origination conformed to Fannie Mae loan limits. The Group II Mortgage Loans consist of 2,837 fixed-rate and adjustable-rate mortgage loans having an aggregate principal balance as of the Cut-off Date of approximately $853,284,260 after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The principal balances of the Group II Mortgage Loans at origination may or may not have conformed to Freddie Mac or Fannie Mae loan limits.

      Approximately 52.91% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, provide for level monthly payments in an amount sufficient fully to amortize the Mortgage Loans over their terms or, in the case of adjustable rate Mortgage Loans, monthly payments that will be adjusted to an amount that will amortize such Mortgage Loans fully over their terms. Approximately 16.59% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, are balloon loans (the "Balloon Loans"), which require the related mortgagors to make balloon payments on the maturity date of such Balloon Loans that are larger than the monthly payments made by such mortgagors on prior due dates in order to amortize such Balloon Loans fully over their terms. Approximately 30.50% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, are interest only loans (the "Interest Only Loans") which require the related mortgagors to make monthly payments of only accrued interest for the first two, five, seven or ten years following origination. After such interest-only period, the mortgagor's monthly payment will be recalculated to cover both interest and principal so that such Mortgage Loan will amortize fully on or prior to its final payment date.

      Approximately 93.01% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, are secured by first mortgages or deeds of trust or other similar security instruments creating first liens on residential properties ("First Lien Mortgage Loans"). Approximately 6.99% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, are secured by second mortgages or deeds of trust or other similar security instruments creating second liens on residential properties ("Second Lien

Mortgage Loans"). The Mortgaged Properties generally consist of attached, detached or semi detached, one to four family dwelling units, individual condominium units, individual units in planned unit developments and townhouses.

      References to percentages of the Mortgage Loans, unless otherwise noted, are calculated based on the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

      The mortgage rate (the "Mortgage Rate") on each Mortgage Loan is the per annum rate of interest specified in the related mortgage note as reduced by application of the Relief Act or similar state or local laws and bankruptcy adjustments. Approximately 13.00% of the Mortgage Loans are fixed-rate mortgage loans and approximately 87.00% of the Mortgage Loans are adjustable-rate mortgage loans. The adjustable-rate mortgage loans are referred to in this free writing prospectus as "ARM Loans". All of the ARM Loans provide for semi-annual adjustment to the Mortgage Rates applicable thereto based on Six-Month LIBOR (as described below). The first adjustment with respect to each ARM Loan will not occur until after an initial period of six months or two, three, four, or five years from the date of origination thereof (each, a "Delayed First Adjustment Mortgage Loan"). In connection with each Mortgage Rate adjustment, the ARM Loans have corresponding adjustments to their monthly payment amount, in each case on each applicable adjustment date (each such date, an "Adjustment Date"). As to each Mortgage Loan, the Servicer will be responsible for calculating and implementing Mortgage Rate adjustments. On each Adjustment Date, the Mortgage Rate on each ARM Loan will be adjusted generally to equal the sum of Six-Month LIBOR and a fixed percentage amount (the "Gross Margin") for that ARM Loan specified in the related mortgage note. The Mortgage Rate on each ARM Loan, however, including each Delayed First Adjustment Mortgage Loan, will not increase or decrease by more than the initial periodic rate cap (the "Initial Periodic Rate Cap") specified in the related mortgage note on the initial Adjustment Date or increase or decrease by more than the subsequent periodic rate cap (the "Subsequent Periodic Rate Cap") specified in the related mortgage note on any subsequent Adjustment Date and will not exceed a specified maximum mortgage rate (the "Maximum Mortgage Rate") over the life of the ARM Loan or be less than a specified minimum mortgage rate (the "Minimum Mortgage Rate") over the life of the ARM Loan. The weighted average Initial Periodic Rate Cap and Subsequent Periodic Rate Cap for the ARM Loans is approximately 2.217% per annum and 1.389% per annum, respectively. Effective with the first monthly payment due on each ARM Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will fully amortize the outstanding principal balance of the related ARM Loan over its remaining term and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each ARM Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index, calculated as described in this free writing prospectus, and the related Gross Margin. See "--The Index" in this free writing prospectus. None of the ARM Loans permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

      Substantially all of the Mortgage Loans have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, the "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause which provides that the Mortgage Loan must be repaid at the time of a sale of the related Mortgaged Property or assumed by a creditworthy purchaser of the related Mortgaged Property.

      Approximately 65.00% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge (a "Prepayment Charge") in limited circumstances on certain prepayments as provided in the related mortgage note. Each such Mortgage Loan provides for payment of a Prepayment Charge on certain partial prepayments and all prepayments in full made within a certain period of time from the date of origination of the Mortgage Loan, as provided in the related mortgage note. The amount of the Prepayment Charge is as provided in the related mortgage note. The holders of the Class P Certificates will be entitled to all Prepayment Charges received on the Mortgage Loans, and these amounts will not be available for distribution on the other classes of certificates. Under the limited instances described under the terms of the pooling and servicing agreement and the interim servicing agreement, the related servicer or the interim servicer, as applicable, may waive the payment of any otherwise applicable Prepayment Charge with respect to the related Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the "Parity Act"), which regulates the ability of originators to impose prepayment charges, was amended, and as a result, the originators will be required to comply with state and local laws in originating mortgage loans with prepayment charge provisions with respect to loans originated on or after July 1, 2003. The Depositor makes no representations as to the effect that the prepayment charges and the amendment of the Parity Act may have on the prepayment performance of the Mortgage Loans. However, the amendment of the Parity Act does not retroactively affect loans originated before July 1, 2003. Investors should conduct their own analysis of the effect, if any, that the Prepayment Charges, decisions by the servicers and the interim servicer with respect to the waiver of the Prepayment Charges and the amendment to the Parity Act, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the Prepayment Charges, decisions by the servicers and the interim servicer with respect to the waiver of the Prepayment Charges and the amendment to the Parity Act, may have on the prepayment performance of the Mortgage Loans. See "Certain Legal Aspects of the Loans-Enforceability of Prepayment and Late Payment Fees" in the prospectus.

      In addition, the related servicer or the interim servicer, as applicable, may waive the collection of any otherwise applicable Prepayment Charge, but only if: (1) such waiver is standard and customary in servicing similar Mortgage Loans and such waiver is related to a default or reasonably foreseeable default and would, in the reasonable judgment of such servicer or the interim servicer, as applicable, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan and, if such waiver is made in connection with a refinancing of the related Mortgage Loan, such refinancing is related to a default or a reasonably foreseeable default, (ii) such Prepayment Charge is unenforceable in accordance with applicable law or the collection of such related Prepayment Charge would otherwise violate applicable law or (iii) the collection of such Prepayment Charge would be considered "predatory" pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters.

      No Mortgage Loan will be more than 60 days delinquent as of the Cut-off Date. A Mortgage Loan is considered to be delinquent when a payment due on any due date remains unpaid as of the close of business on the last business day immediately prior to the next monthly due date. The determination as to whether a Mortgage Loan falls into this category is made as of the close of business on the last business day of each month.

      For a further description of the underwriting or selection criteria used to purchase the mortgage pool assets, please see "The Mortgage Pool -- Underwriting Standards" and "The Sponsor" in this free writing prospectus.

MORTGAGE LOAN CHARACTERISTICS

      The average principal balance of the Mortgage Loans at origination was approximately $204,641. No Mortgage Loan had a principal balance at origination greater than approximately $1,400,000 or less than approximately $10,000. The average principal balance of the Mortgage Loans as of the Cut-off Date was approximately $204,326. No Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $1,400,000 or less than approximately $2,599.

      The Mortgage Loans had Mortgage Rates as of the Cut-off Date ranging from approximately 4.990% per annum to approximately 13.400% per annum, and the weighted average Mortgage Rate was approximately 7.671% per annum. As of the Cut-off Date, the ARM Loans had Gross Margins ranging from approximately 2.750% per annum to approximately 8.990% per annum, Minimum Mortgage Rates ranging from approximately 4.750% per annum to approximately 12.850% per annum and Maximum Mortgage Rates ranging from approximately 10.625% per annum to approximately 18.850% per annum. As of the Cut-off Date, the weighted average Gross Margin was approximately 5.752% the weighted average Minimum Mortgage Rate was approximately 7.474% per annum and the weighted average Maximum Mortgage Rate was approximately 13.514% per annum. The latest first Adjustment Date following the Cut-off Date on any ARM Loan occurs on December 1, 2010 and the weighted average next Adjustment Date for all of the ARM Loans following the Cut-off Date is November 22, 2007.

      The weighted average combined loan-to-value ratio of the Mortgage Loans at origination was approximately 81.42%. At origination, no Mortgage Loan had a combined loan-to-value ratio greater than approximately 100.00% or less than approximately 10.57%.

      The weighted average remaining term to stated maturity of the Mortgage Loans was approximately 353 months as of the Cut-off Date. None of the Mortgage Loans will have a first due date prior to November 1, 2004 or after February 1, 2006 or will have a remaining term to stated maturity of less than 57 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is January 1, 2036.

      As of the Cut-off Date, the weighted average FICO Score for the Mortgage Loans that were scored is approximately 630. No Mortgage Loan which was scored had a FICO Score as of the Cut-off Date greater than 815 or less than 500.

      The Mortgage Loans are expected to have the following additional characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                      COLLATERAL TYPE OF THE MORTGAGE LOANS

                                                           AGGREGATE         % OF AGGREGATE
                                           NUMBER OF   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                            MORTGAGE    OUTSTANDING AS       OUTSTANDING AS
            COLLATERAL TYPE                  LOANS    OF THE CUT-OFF DATE  OF THE CUT-OFF DATE
----------------------------------------   ---------  -------------------  -------------------
Fixed - 5 Year .........................          5     $        68,731            0.00%
Fixed - 10 Year ........................         80           1,174,956            0.05
Fixed - 15 Year ........................        186           6,436,151            0.25
Fixed - 20 Year ........................         33           2,308,983            0.09
Fixed - 30 Year ........................      2,657         263,988,813           10.42
Fixed - 30 Year IO .....................         16           3,992,922            0.16
Balloon - 15/30 ........................        596          36,987,639            1.46
Balloon - 30/40 ........................         48          14,376,884            0.57
ARM - 6 Month ..........................          1             547,895            0.02
ARM - 2 Year/6 Month ...................      4,726       1,017,691,172           40.16
ARM - 2 Year/6 Month IO ................      2,341         691,905,700           27.30
ARM - 2 Year/6 Month 30/40 Balloon .....      1,140         360,230,289           14.21
ARM - 3 Year/6 Month ...................        180          35,328,113            1.39
ARM - 3 Year/6 Month IO ................        241          60,186,157            2.37
ARM - 3 Year/6 Month 30/40 Balloon .....         20           6,079,189            0.24
ARM - 4 Year/6 Month ...................          3             290,430            0.01
ARM - 4 Year/6 Month IO ................          7           1,788,999            0.07
ARM - 5 Year/6 Month ...................         54          12,952,422            0.51
ARM - 5 Year/6 Month IO ................         57          15,162,483            0.60
ARM - 5 Year/6 Month 30/40 Balloon .....         12           2,753,996            0.11
                                             ------     ---------------          ------
Total: .................................     12,403     $ 2,534,251,921          100.00%
                                             ======     ===============          ======

                       LIEN PRIORITY OF THE MORTGAGE LOANS

                                                           AGGREGATE         % OF AGGREGATE
                                           NUMBER OF   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                            MORTGAGE    OUTSTANDING AS       OUTSTANDING AS
             LIEN PRIORITY                   LOANS    OF THE CUT-OFF DATE  OF THE CUT-OFF DATE
----------------------------------------   ---------  -------------------  -------------------
First Lien .............................      9,468     $ 2,357,216,718           93.01%
Second Lien ............................      2,935         177,035,203            6.99
                                             ------     ---------------          ------
Total: .................................     12,403     $ 2,534,251,921          100.00%
                                             ======     ===============          ======

             PRINCIPAL BALANCES OF THE MORTGAGE LOANS AT ORIGINATION

                                                           AGGREGATE        % OF AGGREGATE
                                           NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
           PRINCIPAL BALANCE                MORTGAGE    OUTSTANDING AT      OUTSTANDING AT
           AT ORIGINATION ($)                LOANS        ORIGINATION         ORIGINATION
----------------------------------------   ---------   -----------------   -----------------
      0.01 -    50,000.00 ..............      1,464     $    47,567,282            1.87%
 50,000.01 -   100,000.00 ..............      2,162         164,269,286            6.47
100,000.01 -   150,000.00 ..............      2,039         252,681,694            9.96
150,000.01 -   200,000.00 ..............      1,765         308,957,694           12.17
200,000.01 -   250,000.00 ..............      1,167         262,740,227           10.35
250,000.01 -   300,000.00 ..............        931         256,112,230           10.09
300,000.01 -   350,000.00 ..............        782         253,426,921            9.98
350,000.01 -   400,000.00 ..............        662         248,268,122            9.78
400,000.01 -   450,000.00 ..............        443         189,139,994            7.45
450,000.01 -   500,000.00 ..............        341         161,958,689            6.38
500,000.01 -   550,000.00 ..............        235         123,324,273            4.86
550,000.01 -   600,000.00 ..............        153          88,107,365            3.47
600,000.01 -   650,000.00 ..............         76          47,762,256            1.88
650,000.01 -   700,000.00 ..............         70          47,398,654            1.87
700,000.01 -   750,000.00 ..............         95          69,912,850            2.75
750,000.01 -   800,000.00 ..............          5           3,927,786            0.15
800,000.01 -   850,000.00 ..............          1             840,000            0.03
850,000.01 -   900,000.00 ..............          3           2,652,000             0.1
900,000.01 -   950,000.00 ..............          3           2,774,000            0.11
950,000.01 - 1,000,000.00 ..............          5           4,935,000            0.19
Greater than or equal to 1,000,000.01 ..          1           1,400,000            0.06
                                             ------     ---------------          ------
Total: .................................     12,403     $ 2,538,156,324          100.00%
                                             ======     ===============          ======

                    PRINCIPAL BALANCES OF THE MORTGAGE LOANS
                             AS OF THE CUT-OFF DATE

                                                           AGGREGATE         % OF AGGREGATE
                                           NUMBER OF   PRINCIPAL BALANCE    PRINCIPAL BALANCE
           PRINCIPAL BALANCE                MORTGAGE    OUTSTANDING AS       OUTSTANDING AS
       AS OF THE CUT-OFF DATE ($)            LOANS    OF THE CUT-OFF DATE  OF THE CUT-OFF DATE
----------------------------------------   ---------  -------------------  -------------------
      0.01 -    50,000.00 ..............      1,466     $    47,496,515            1.87%
 50,000.01 -   100,000.00 ..............      2,163         164,112,457            6.48
100,000.01 -   150,000.00 ..............      2,039         252,338,898            9.96
150,000.01 -   200,000.00 ..............      1,765         308,600,220           12.18
200,000.01 -   250,000.00 ..............      1,170         263,256,918           10.39
250,000.01 -   300,000.00 ..............        929         255,463,084           10.08
300,000.01 -   350,000.00 ..............        781         252,940,325            9.98
350,000.01 -   400,000.00 ..............        661         247,708,349            9.77
400,000.01 -   450,000.00 ..............        443         189,021,555            7.46
450,000.01 -   500,000.00 ..............        339         160,895,610            6.35
500,000.01 -   550,000.00 ..............        236         123,748,717            4.88
550,000.01 -   600,000.00 ..............        152          87,451,298            3.45
600,000.01 -   650,000.00 ..............         76          47,709,521            1.88
650,000.01 -   700,000.00 ..............         70          47,331,040            1.87
700,000.01 -   750,000.00 ..............         96          70,557,399            2.78
750,000.01 -   800,000.00 ..............          5           3,922,467            0.15
800,000.01 -   850,000.00 ..............          1             837,839            0.03
850,000.01 -   900,000.00 ..............          2           1,752,000            0.07
900,000.01 -   950,000.00 ..............          3           2,774,000            0.11
950,000.01 - 1,000,000.00 ..............          5           4,933,709            0.19
Greater than or equal to 1,000,000.01 ..          1           1,400,000            0.06
                                             ------     ---------------          ------
Total: .................................     12,403     $ 2,534,251,921          100.00%
                                             ======     ===============          ======

    GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES OF THE MORTGAGE LOANS

                                                           AGGREGATE         % OF AGGREGATE
                                           NUMBER OF   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                            MORTGAGE    OUTSTANDING AS       OUTSTANDING AS
                LOCATION                     LOANS    OF THE CUT-OFF DATE  OF THE CUT-OFF DATE
----------------------------------------   ---------  -------------------  -------------------
California .............................      3,039     $   859,699,585           33.92%
Florida ................................      1,384         242,643,181            9.57
New York ...............................        751         223,744,778            8.83
Maryland ...............................        728         157,375,476            6.21
New Jersey .............................        520         127,928,086            5.05
Illinois ...............................        632         111,553,920            4.40
Massachusetts ..........................        335          77,539,535            3.06
Virginia ...............................        340          75,650,938            2.99
Georgia ................................        562          75,088,514            2.96
Arizona ................................        321          56,743,819            2.24
Washington .............................        345          54,888,719            2.17
Colorado ...............................        377          51,706,702            2.04
Nevada .................................        231          48,968,283            1.93
Ohio ...................................        316          32,041,609            1.26
Hawaii .................................        118          31,826,937            1.26
Connecticut ............................        163          29,303,604            1.16
Oregon .................................        174          27,204,717            1.07
Minnesota ..............................        161          25,025,965            0.99
Texas ..................................        232          24,924,560            0.98
Michigan ...............................        220          23,583,753            0.93
Pennsylvania ...........................        161          21,331,219            0.84
North Carolina .........................        158          19,408,030            0.77
Wisconsin ..............................        149          17,503,630            0.69
District of Columbia ...................         58          13,696,236            0.54
Utah ...................................         96          12,315,036            0.49
Missouri ...............................        108          10,398,757            0.41
Tennessee ..............................        105          10,059,901            0.40
Rhode Island ...........................         46           9,155,091            0.36
Kentucky ...............................         83           8,096,422            0.32
South Carolina .........................         56           7,491,210            0.30
Idaho ..................................         66           6,256,160            0.25
Indiana ................................         70           6,187,011            0.24
New Mexico .............................         35           5,203,891            0.21
New Hampshire ..........................         29           4,491,219            0.18
Delaware ...............................         32           4,242,006            0.17
Kansas .................................         49           3,978,734            0.16
Maine ..................................         27           3,849,245            0.15
Iowa ...................................         26           2,806,772            0.11
Vermont ................................         13           2,048,418            0.08
Oklahoma ...............................         31           1,858,191            0.07
Arkansas ...............................         12           1,739,614            0.07
West Virginia ..........................          7           1,433,361            0.06
Nebraska ...............................         15           1,239,213            0.05
Wyoming ................................          6             576,213            0.02
Montana ................................          3             410,797            0.02
Mississippi ............................          5             379,252            0.01
Louisiana ..............................          3             243,913            0.01
Alabama ................................          3             195,617            0.01
Alaska .................................          1             149,959            0.01
South Dakota ...........................          1              64,121            0.00
                                             ------     ---------------          ------
Total: .................................     12,403     $ 2,534,251,921          100.00%
                                             ======     ===============          ======

           MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                                           AGGREGATE         % OF AGGREGATE
                                           NUMBER OF   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                            MORTGAGE    OUTSTANDING AS       OUTSTANDING AS
             MORTGAGE RATE (%)               LOANS    OF THE CUT-OFF DATE  OF THE CUT-OFF DATE
----------------------------------------   ---------  -------------------  -------------------
 4.500 -  4.999 ........................          1     $       221,577            0.01%
 5.000 -  5.499 ........................         28          10,705,473            0.42
 5.500 -  5.999 ........................        655         184,419,612            7.28
 6.000 -  6.499 ........................        627         190,493,053            7.52
 6.500 -  6.999 ........................      1,545         451,052,292           17.80
 7.000 -  7.499 ........................      1,349         362,155,620           14.29
 7.500 -  7.999 ........................      2,145         529,469,850           20.89
 8.000 -  8.499 ........................      1,218         260,866,657           10.29
 8.500 -  8.999 ........................      1,274         227,557,034            8.98
 9.000 -  9.499 ........................        751          94,788,018            3.74
 9.500 -  9.999 ........................        791          81,792,663            3.23
10.000 - 10.499 ........................        531          46,123,451            1.82
10.500 - 10.999 ........................        701          50,159,902            1.98
11.000 - 11.499 ........................        438          26,001,756            1.03
11.500 - 11.999 ........................        199          12,864,800            0.51
12.000 - 12.499 ........................        112           4,037,010            0.16
12.500 - 12.999 ........................         31           1,416,558            0.06
13.000 - 13.499 ........................          7             126,594            0.00
                                             ------     ---------------          ------
 Total: ................................     12,403     $ 2,534,251,921          100.00%
                                             ======     ===============          ======

                       ORIGINAL TERM OF THE MORTGAGE LOANS

                                                           AGGREGATE         % OF AGGREGATE
                                           NUMBER OF   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                            MORTGAGE    OUTSTANDING AS       OUTSTANDING AS
             ORIGINAL TERM                   LOANS    OF THE CUT-OFF DATE  OF THE CUT-OFF DATE
----------------------------------------   ---------  -------------------  -------------------
 60 months .............................          5     $        68,731            0.00%
120 months .............................         80           1,174,956            0.05
180 months .............................        782          43,423,790            1.71
240 months .............................         33           2,308,983            0.09
360 months .............................     11,503       2,487,275,461           98.15
                                             ------     ---------------          ------
Total: .................................     12,403     $ 2,534,251,921          100.00%
                                             ======     ===============          ======

                      REMAINING TERM TO STATED MATURITY OF
                    THE MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                                           AGGREGATE        % OF AGGREGATE
                                           NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                            MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
   REMAINING TERM TO STATED MATURITY         LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
----------------------------------------   ---------   -----------------   -----------------
  1 -  60 months .......................          5     $        68,731            0.00%
 61 - 120 months .......................         80           1,174,956            0.05
121 - 180 months .......................        782          43,423,790            1.71
181 - 240 months .......................         33           2,308,983            0.09
301 - 360 months .......................     11,503       2,487,275,461           98.15
                                             ------     ---------------          ------
Total: .................................     12,403     $ 2,534,251,921          100.00%
                                             ======     ===============          ======

                      PROPERTY TYPES OF THE MORTGAGE LOANS

                                                           AGGREGATE        % OF AGGREGATE
                                           NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                            MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
             PROPERTY TYPE                   LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
----------------------------------------   ---------   -----------------   -----------------
Single Family Residence ................      9,985     $ 2,027,783,989           80.02%
2-4 Family .............................        990         255,710,420           10.09
Condominium ............................        957         165,737,775            6.54
PUD ....................................        466          83,699,003            3.30
Townhouse ..............................          5           1,320,735            0.05
                                             ------     ---------------          ------
Total: .................................     12,403     $ 2,534,251,921          100.00%
                                             ======     ===============          ======

          ORIGINAL COMBINED LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

                                                           AGGREGATE        % OF AGGREGATE
                                           NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
 ORIGINAL COMBINED LOAN-TO-VALUE RATIO      MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
                   (%)                       LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
----------------------------------------   ---------   -----------------   -----------------
Less than or equal to 50.00 ............        212     $    35,649,180            1.41%
50.01 -  55.00 .........................        104          21,684,128            0.86
55.01 -  60.00 .........................        183          41,324,020            1.63
60.01 -  65.00 .........................        300          70,343,414            2.78
65.01 -  70.00 .........................        400          96,657,538            3.81
70.01 -  75.00 .........................        520         130,470,339            5.15
75.01 -  80.00 .........................      4,909       1,296,266,636           51.15
80.01 -  85.00 .........................        742         183,657,986            7.25
85.01 -  90.00 .........................      1,697         394,856,677           15.58
90.01 -  95.00 .........................        424          56,789,450            2.24
95.01 - 100.00 .........................      2,912         206,552,553            8.15
                                             ------     ---------------          ------
Total: .................................     12,403     $ 2,534,251,921          100.00%
                                             ======     ===============          ======

                    DOCUMENTATION TYPE OF THE MORTGAGE LOANS

                                                           AGGREGATE        % OF AGGREGATE
                                           NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                            MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
           DOCUMENTATION TYPE                LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
----------------------------------------   ---------   -----------------   -----------------
Full Documentation .....................      7,678     $ 1,445,896,199           57.05%
Stated Documentation ...................      4,451       1,029,667,226           40.63
Limited Documentation ..................        264          56,173,364            2.22
No Documentation .......................         10           2,515,132            0.10
                                             ------     ---------------          ------
Total: .................................     12,403     $ 2,534,251,921          100.00%
                                             ======     ===============          ======

                        FICO SCORE FOR THE MORTGAGE LOANS

                                                           AGGREGATE        % OF AGGREGATE
                                           NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                            MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
               FICO SCORE                    LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
----------------------------------------   ---------   -----------------   -----------------
500 - 524 ..............................        450     $    96,663,512            3.81%
525 - 549 ..............................        646         143,979,482            5.68
550 - 574 ..............................        967         206,987,966            8.17
575 - 599 ..............................      1,472         281,458,167           11.11
600 - 624 ..............................      2,047         382,441,519           15.09
625 - 649 ..............................      2,551         510,414,883           20.14
650 - 674 ..............................      2,021         415,548,958           16.40
675 - 699 ..............................      1,091         235,100,707            9.28
700 - 724 ..............................        534         119,054,676            4.70
725 - 749 ..............................        342          79,024,819            3.12
750 - 774 ..............................        190          41,355,466            1.63
775 - 799 ..............................         69          17,565,922            0.69
800 - 824 ..............................         23           4,655,844            0.18
                                             ------     ---------------          ------
Total: .................................     12,403     $ 2,534,251,921          100.00%
                                             ======     ===============          ======

                       LOAN PURPOSE OF THE MORTGAGE LOANS

                                                           AGGREGATE        % OF AGGREGATE
                                           NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                            MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
              LOAN PURPOSE                   LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
----------------------------------------   ---------   -----------------   -----------------
Purchase ...............................      7,472     $ 1,373,811,827           54.21%
Refinance - Cashout ....................      4,738       1,119,196,940           44.16
Refinance - Rate Term ..................        193          41,243,154            1.63
                                             ------     ---------------          ------
Total: .................................     12,403     $ 2,534,251,921          100.00%
                                             ======     ===============          ======

                     OCCUPANCY STATUS OF THE MORTGAGE LOANS

                                                           AGGREGATE        % OF AGGREGATE
                                           NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                            MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
            OCCUPANCY STATUS                 LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
----------------------------------------   ---------   -----------------   -----------------
Primary ................................     11,485     $ 2,357,961,347           93.04%
Investment .............................        809         150,670,975            5.95
Second Home ............................        109          25,619,599            1.01
                                             ------     ---------------          ------
Total: .................................     12,403     $ 2,534,251,921          100.00%
                                             ======     ===============          ======

The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.

      NEXT ADJUSTMENT DATES FOR THE ARM LOANS INCLUDED IN THE MORTGAGE POOL

                                                                   AGGREGATE        % OF AGGREGATE
                                                               PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                 NUMBER OF     OUTSTANDING AS OF   OUTSTANDING AS OF
            NEXT ADJUSTMENT DATE                 ARM LOANS      THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------   -------------   -----------------   -----------------
March 2006 .................................           1        $        547,895          0.02%
February 2007 ..............................           1                 204,914          0.01
March 2007 .................................           2                 191,090          0.01
April 2007 .................................           3                 372,306          0.02
May 2007 ...................................          15               2,901,311          0.13
June 2007 ..................................          88              19,624,257          0.89
July 2007 ..................................         295              71,771,221          3.26
August 2007 ................................         716             137,663,055          6.24
September 2007 .............................         261              66,206,718          3.00
October 2007 ...............................       1,541             390,595,199         17.71
November 2007 ..............................       2,664             683,574,849         31.00
December 2007 ..............................       2,618             695,736,643         31.55
January 2008 ...............................           3                 985,596          0.04
April 2008 .................................           1                 170,900          0.01
May 2008 ...................................           7               1,678,145          0.08
June 2008 ..................................           8               1,938,987          0.09
July 2008 ..................................          73              14,032,724          0.64
August 2008 ................................          93              16,102,136          0.73
September 2008 .............................          22               6,323,651          0.29
October 2008 ...............................         111              26,317,916          1.19
November 2008 ..............................          61              16,102,655          0.73
December 2008 ..............................          65              18,926,344          0.86
June 2009 ..................................           1                 360,000          0.02
July 2009 ..................................           2                 687,999          0.03
August 2009 ................................           7               1,031,430          0.05
June 2010 ..................................           3               1,181,500          0.05
July 2010 ..................................          32               7,053,134          0.32
August 2010 ................................          17               3,198,783          0.15
September 2010 .............................           4               1,139,277          0.05
October 2010 ...............................          22               6,034,107          0.27
November 2010 ..............................          24               5,946,305          0.27
December 2010 ..............................          21               6,315,795          0.29
                                                   -----        ----------------        ------
Total: .....................................       8,782        $  2,204,916,843        100.00%
                                                   =====        ================        ======

          GROSS MARGINS OF THE ARM LOANS INCLUDED IN THE MORTGAGE POOL

                                                                   AGGREGATE        % OF AGGREGATE
                                                               PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                 NUMBER OF     OUTSTANDING AS OF   OUTSTANDING AS OF
              GROSS MARGIN (%)                   ARM LOANS      THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------   -------------   -----------------   -----------------
2.500 - 2.999 ..............................           4        $      1,455,971          0.07%
3.000 - 3.499 ..............................           9               3,602,032          0.16
3.500 - 3.999 ..............................          54              19,282,705          0.87
4.000 - 4.499 ..............................         303             104,241,237          4.73
4.500 - 4.999 ..............................       1,136             328,485,832         14.90
5.000 - 5.499 ..............................       1,254             370,670,097         16.81
5.500 - 5.999 ..............................       2,067             542,922,492         24.62
6.000 - 6.499 ..............................       1,561             374,547,524         16.99
6.500 - 6.999 ..............................       2,098             413,339,672         18.75
7.000 - 7.499 ..............................         157              25,370,946          1.15
7.500 - 7.999 ..............................         104              16,823,405          0.76
8.000 - 8.499 ..............................          25               3,220,294          0.15
8.500 - 8.999 ..............................          10                 954,636          0.04
                                                   -----        ----------------        ------
Total: .....................................       8,782        $  2,204,916,843        100.00%
                                                   =====        ================        ======

      MAXIMUM MORTGAGE RATES OF THE ARM LOANS INCLUDED IN THE MORTGAGE POOL

                                                                   AGGREGATE        % OF AGGREGATE
                                                               PRINCIPAL BALANCE   PRINCIPAL BALANCE
              MAXIMUM MORTGAGE                   NUMBER OF     OUTSTANDING AS OF   OUTSTANDING AS OF
                  RATE (%)                       ARM LOANS      THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------   -------------   -----------------   -----------------
10.500 - 10.999 ............................           2        $        482,577          0.02%
11.000 - 11.499 ............................          31              11,654,073          0.53
11.500 - 11.999 ............................         641             179,570,096          8.14
12.000 - 12.499 ............................         558             169,561,135          7.69
12.500 - 12.999 ............................       1,321             386,146,473         17.51
13.000 - 13.499 ............................       1,199             329,697,991         14.95
13.500 - 13.999 ............................       1,968             504,409,636         22.88
14.000 - 14.499 ............................       1,131             252,960,356         11.47
14.500 - 14.999 ............................       1,024             209,089,281          9.48
15.000 - 15.499 ............................         399              72,807,218          3.30
15.500 - 15.999 ............................         262              47,784,257          2.17
16.000 - 16.499 ............................          98              16,610,423          0.75
16.500 - 16.999 ............................          71              12,612,649          0.57
17.000 - 17.499 ............................          35               5,461,664          0.25
17.500 - 17.999 ............................          33               4,430,751          0.20
18.000 - 18.499 ............................           6               1,115,485          0.05
18.500 - 18.999 ............................           3                 522,779          0.02
                                                   -----        ----------------        ------
Total: .....................................       8,782        $  2,204,916,843        100.00%
                                                   =====        ================        ======

      MINIMUM MORTGAGE RATES OF THE ARM LOANS INCLUDED IN THE MORTGAGE POOL

                                                                   AGGREGATE        % OF AGGREGATE
                                                               PRINCIPAL BALANCE   PRINCIPAL BALANCE
              MINIMUM MORTGAGE                   NUMBER OF     OUTSTANDING AS OF   OUTSTANDING AS OF
                  RATE (%)                       ARM LOANS      THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------   -------------   -----------------   -----------------
 4.500 -  4.999 ............................           3        $        479,255          0.02%
 5.000 -  5.499 ............................          30              10,627,302          0.48
 5.500 -  5.999 ............................         715             192,302,197          8.72
 6.000 -  6.499 ............................         564             171,706,876          7.79
 6.500 -  6.999 ............................       1,371             400,836,439         18.18
 7.000 -  7.499 ............................       1,238             338,827,566         15.37
 7.500 -  7.999 ............................       1,947             497,718,321         22.57
 8.000 -  8.499 ............................       1,093             244,154,597         11.07
 8.500 -  8.999 ............................         987             200,245,913          9.08
 9.000 -  9.499 ............................         366              66,672,568          3.02
 9.500 -  9.999 ............................         239              43,555,998          1.98
10.000 - 10.499 ............................          89              15,016,933          0.68
10.500 - 10.999 ............................          68              11,921,250          0.54
11.000 - 11.499 ............................          33               5,121,167          0.23
11.500 - 11.999 ............................          31               4,190,124          0.19
12.000 - 12.499 ............................           6               1,115,485          0.05
12.500 - 12.999 ............................           2                 424,852          0.02
                                                   -----        ----------------        ------
Total: .....................................       8,782        $  2,204,916,843        100.00%
                                                   =====        ================        ======

    INITIAL PERIODIC RATE CAPS OF THE ARM LOANS INCLUDED IN THE MORTGAGE POOL

                                                                   AGGREGATE        % OF AGGREGATE
                                                               PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                 NUMBER OF     OUTSTANDING AS OF   OUTSTANDING AS OF
        INITIAL PERIODIC RATE CAP (%)            ARM LOANS      THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------   -------------   -----------------   -----------------
1.000 ......................................           1        $        547,895          0.02%
1.500 ......................................         136              29,359,298          1.33
2.000 ......................................       6,434           1,684,078,267         76.38
3.000 ......................................       2,205             489,016,214         22.18
5.000 ......................................           6               1,915,171          0.09
                                                   -----        ----------------        ------
Total: .....................................       8,782        $  2,204,916,843        100.00%
                                                   =====        ================        ======

  SUBSEQUENT PERIODIC RATE CAPS OF THE ARM LOANS INCLUDED IN THE MORTGAGE POOL

                                                                   AGGREGATE        % OF AGGREGATE
                                                               PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                 NUMBER OF     OUTSTANDING AS OF   OUTSTANDING AS OF
      SUBSEQUENT PERIODIC RATE CAP (%)           ARM LOANS      THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------   -------------   -----------------   -----------------
1.000 ......................................       2,207        $    490,573,863         22.25%
1.500 ......................................       6,575           1,714,342,980         77.75
                                                   -----        ----------------        ------
Total: .....................................       8,782        $  2,204,916,843        100.00%
                                                   =====        ================        ======

        LIFETIME RATE CAPS OF THE ARM LOANS INCLUDED IN THE MORTGAGE POOL

                                                                   AGGREGATE        % OF AGGREGATE
                                                               PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                 NUMBER OF     OUTSTANDING AS OF   OUTSTANDING AS OF
            LIFETIME RATE CAP (%)                ARM LOANS      THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------   -------------   -----------------   -----------------
5.000 - 5.499 ..............................         120        $     27,489,335          1.25%
6.000 - 6.499 ..............................       8,299           2,095,478,123         95.04
6.500 - 6.999 ..............................           8               1,962,734          0.09
7.000 - 7.499 ..............................         355              79,986,651          3.63
                                                   -----        ----------------        ------
Total: .....................................       8,782        $  2,204,916,843        100.00%
                                                   =====        ================        ======

         PREPAYMENT PENALTY MONTHS OF THE MORTGAGE LOANS AT ORIGINATION

                                                                   AGGREGATE        % OF AGGREGATE
                                                 NUMBER OF     PRINCIPAL BALANCE   PRINCIPAL BALANCE
          PREPAYMENT PENALTY MONTHS              MORTGAGE      OUTSTANDING AS OF   OUTSTANDING AS OF
               AT ORIGINATION                      LOANS        THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------   -------------   -----------------   -----------------
 0 .........................................       4,548        $    887,035,902         35.00%
 6 .........................................          25               2,404,843          0.09
12 .........................................         566             152,309,198          6.01
24 .........................................       5,824           1,203,873,660         47.50
30 .........................................           3                 879,888          0.03
36 .........................................       1,433             286,517,112         11.31
60 .........................................           4               1,231,319          0.05
                                                  ------        ----------------        ------
Total: .....................................      12,403        $  2,534,251,921        100.00%
                                                  ======        ================        ======

                        ORIGINATORS OF THE MORTGAGE LOANS

                                                                   AGGREGATE        % OF AGGREGATE
                                                 NUMBER OF     PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                 MORTGAGE      OUTSTANDING AS OF   OUTSTANDING AS OF
                 ORIGINATORS                       LOANS        THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------   -------------   -----------------   -----------------
Fremont ....................................       8,759        $  1,919,813,424         75.75%
Ownit ......................................       1,777             274,129,264         10.82
Other ......................................       1,867             340,309,233         13.43
                                                  ------        ----------------        ------
Total: .....................................      12,403        $  2,534,251,921        100.00%
                                                  ======        ================        ======

GROUP IA MORTGAGE LOAN CHARACTERISTICS

      Approximately 12.16% of the Group IA Mortgage Loans are fixed-rate mortgage loans and approximately 87.84% of the Group IA Mortgage Loans are ARM Loans (the "Group IA ARM Loans"), in each case, by aggregate principal balance of the Group IA Mortgage Loans as of the Cut-off Date.

      Approximately 96.17% of the Group IA Mortgage Loans are First Lien Mortgage Loans and approximately 3.83% of the Group IA Mortgage Loans are Second Lien Mortgage Loans, in each case, by aggregate principal balance of the Group IA Mortgage Loans as of the Cut-off Date.

Approximately 13.29% of the Group IA Mortgage Loans are Balloon Loans and approximately 26.45% of the Group IA Mortgage Loans are Interest Only Loans, in each case, by aggregate principal balance of the Group IA Mortgage Loans as of the Cut-off Date.

      The average principal balance of the Group IA Mortgage Loans at origination was approximately $165,235. No Group IA Mortgage Loan had a principal balance at origination greater than approximately $616,000 or less than approximately $10,000. The average principal balance of the Group IA Mortgage Loans as of the Cut-off Date was approximately $164,955. No Group IA Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $615,074 or less than approximately $9,860.

      The Group IA Mortgage Loans had Mortgage Rates as of the Cut-off Date ranging from approximately 4.990% per annum to approximately 13.250% per annum, and the weighted average Mortgage Rate was approximately 7.731% per annum. As of the Cut-off Date, the Group IA ARM Loans had Gross Margins ranging from approximately 2.750% per annum to approximately 8.990% per annum, Minimum Mortgage Rates ranging from approximately 4.750% per annum to approximately 12.850% per annum and Maximum Mortgage Rates ranging from approximately 10.625% per annum to approximately 18.850% per annum. As of the Cut-off Date, the weighted average Gross Margin was approximately 5.913%, the weighted average Minimum Mortgage Rate was approximately 7.621% per annum and the weighted average Maximum Mortgage Rate was approximately 13.675% per annum. The latest first Adjustment Date following the Cut-off Date on any Group IA ARM Loan occurs on December 1, 2010 and the weighted average next Adjustment Date for all of the Group IA Mortgage Loans following the Cut-off Date is November 28, 2007.

      The weighted average combined loan-to-value ratio of the Group IA Mortgage Loans at origination was approximately 79.95%. At origination, no Group IA Mortgage Loan had a combined loan-to-value ratio greater than approximately 100.00% or less than approximately 10.57%.

      The weighted average remaining term to stated maturity of the Group IA Mortgage Loans was approximately 354 months as of the Cut-off Date. None of the Group IA Mortgage Loans will have a first due date prior to November 1, 2004 or after February 1, 2006, or will have a remaining term to stated maturity of less than 116 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Group IA Mortgage Loan is January 1, 2036.

      As of the Cut-off Date, the weighted average FICO Score for the Group IA Mortgage Loans that were scored is approximately 616. No Group IA Mortgage Loan which was scored had a FICO Score as of the Cut-off Date greater than 814 or less than 500.

      The Group IA Mortgage Loans are expected to have the following additional characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                 COLLATERAL TYPE OF THE GROUP IA MORTGAGE LOANS

                                                               AGGREGATE            % OF AGGREGATE
                                            NUMBER OF      PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                            MORTGAGE       OUTSTANDING AS OF       OUTSTANDING AS OF
            COLLATERAL TYPE                   LOANS        THE CUT-OFF DATE         THE CUT-OFF DATE
----------------------------------------   -----------   ---------------------   ---------------------
Fixed - 10 Year ........................         23          $      366,895               0.04%
Fixed - 15 Year ........................         81               3,098,247               0.31
Fixed - 20 Year ........................         17               1,134,606               0.11
Fixed - 30 Year ........................      1,048              99,803,992              10.02
Fixed - 30 Year IO .....................          9               1,571,930               0.16
Balloon - 15/30 ........................        227               8,138,110               0.82
Balloon - 30/40 ........................         28               7,050,611               0.71
ARM - 2 Year/6 Month ...................      2,736             469,063,687              47.08
ARM - 2 Year/6 Month IO ................      1,034             220,082,686              22.09
ARM - 2 Year/6 Month 30/40 Balloon .....        459             113,978,601              11.44
ARM - 3 Year/6 Month ...................        122              19,473,887               1.95
ARM - 3 Year/6 Month IO ................        160              32,724,554               3.28
ARM - 3 Year/6 Month 30/40 Balloon .....          7               1,520,819               0.15
ARM - 4 Year/6 Month ...................          3                 290,430               0.03
ARM - 4 Year/6 Month IO ................          6               1,428,999               0.14
ARM - 5 Year/6 Month ...................         36               7,201,288               0.72
ARM - 5 Year/6 Month IO ................         36               7,709,993               0.77
ARM - 5 Year/6 Month 30/40 Balloon .....          8               1,690,153               0.17
                                              -----          --------------             ------
Total: .................................      6,040          $  996,329,489             100.00%
                                              =====          ==============             ======

                  LIEN PRIORITY OF THE GROUP IA MORTGAGE LOANS

                                                               AGGREGATE            % OF AGGREGATE
                                            NUMBER OF      PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                            MORTGAGE       OUTSTANDING AS OF       OUTSTANDING AS OF
             LIEN PRIORITY                    LOANS        THE CUT-OFF DATE         THE CUT-OFF DATE
----------------------------------------   -----------   ---------------------   ---------------------
First Lien .............................      5,047          $  958,164,047              96.17%
Second Lien ............................        993              38,165,442               3.83
                                              -----          --------------             ------
Total: .................................      6,040          $  996,329,489             100.00%
                                              =====          ==============             ======

        PRINCIPAL BALANCES OF THE GROUP IA MORTGAGE LOANS AT ORIGINATION

                                                               AGGREGATE            % OF AGGREGATE
                                            NUMBER OF      PRINCIPAL BALANCE       PRINCIPAL BALANCE
            PRINCIPAL BALANCE               MORTGAGE          OUTSTANDING             OUTSTANDING
            AT ORIGINATION($)                 LOANS          AT ORIGINATION         AT ORIGINATION
----------------------------------------   -----------   ---------------------   ---------------------
      0.01 -  50,000.00 ................        802          $   25,560,628               2.56%
 50,000.01 - 100,000.00 ................      1,103              83,642,306               8.38
100,000.01 - 150,000.00 ................      1,197             148,394,759              14.87
150,000.01 - 200,000.00 ................      1,068             186,259,892              18.66
200,000.01 - 250,000.00 ................        628             141,034,654              14.13
250,000.01 - 300,000.00 ................        468             128,505,498              12.88
300,000.01 - 350,000.00 ................        332             107,906,992              10.81
350,000.01 - 400,000.00 ................        300             112,527,826              11.28
400,000.01 - 450,000.00 ................         85              35,589,145               3.57
450,000.01 - 500,000.00 ................         38              18,124,768               1.82
500,000.01 - 550,000.00 ................         10               5,210,450               0.52
550,000.01 - 600,000.00 ................          8               4,644,000               0.47
600,000.01 - 650,000.00 ................          1                 616,000               0.06
                                              -----          --------------             ------
Total: .................................      6,040          $  998,016,918             100.00%
                                              =====          ==============             ======

                PRINCIPAL BALANCES OF THE GROUP IA MORTGAGE LOANS
                             AS OF THE CUT-OFF DATE

                                                               AGGREGATE            % OF AGGREGATE
                                            NUMBER OF      PRINCIPAL BALANCE       PRINCIPAL BALANCE
      PRINCIPAL BALANCES AS OF THE          MORTGAGE       OUTSTANDING AS OF       OUTSTANDING AS OF
           CUT-OFF DATE ($)                   LOANS        THE CUT-OFF DATE         THE CUT-OFF DATE
----------------------------------------   -----------   ---------------------   ---------------------
      0.01 -  50,000.00 ................        803          $   25,546,094               2.56%
 50,000.01 - 100,000.00 ................      1,103              83,482,004               8.38
100,000.01 - 150,000.00 ................      1,197             148,134,045              14.87
150,000.01 - 200,000.00 ................      1,069             186,189,758              18.69
200,000.01 - 250,000.00 ................        629             141,163,674              14.17
250,000.01 - 300,000.00 ................        466             127,870,600              12.83
300,000.01 - 350,000.00 ................        332             107,812,131              10.82
350,000.01 - 400,000.00 ................        300             112,437,771              11.29
400,000.01 - 450,000.00 ................         85              35,589,959               3.57
450,000.01 - 500,000.00 ................         37              17,649,553               1.77
500,000.01 - 550,000.00 ................         10               5,205,444               0.52
550,000.01 - 600,000.00 ................          8               4,633,381               0.47
600,000.01 - 650,000.00 ................          1                 615,074               0.06
                                              -----          --------------             ------
Total: ..................................     6,040          $  996,329,489             100.00%
                                              =====          ==============             ======

  GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES OF THE GROUP IA MORTGAGE
                                      LOANS

                                                               AGGREGATE            % OF AGGREGATE
                                            NUMBER OF      PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                            MORTGAGE       OUTSTANDING AS OF       OUTSTANDING AS OF
                LOCATION                      LOANS        THE CUT-OFF DATE         THE CUT-OFF DATE
----------------------------------------   -----------   ---------------------   ---------------------
California .............................        876          $  219,825,446              22.06%
Florida ................................        674             103,538,970              10.39
Maryland ...............................        400              74,173,537               7.44
New York ...............................        204              56,111,540               5.63
Illinois ...............................        335              52,925,369               5.31
New Jersey .............................        207              46,417,931               4.66
Massachusetts ..........................        164              35,890,846               3.60
Georgia ................................        305              35,298,958               3.54
Washington .............................        238              34,800,897               3.49
Arizona ................................        213              34,037,453               3.42
Virginia ...............................        158              30,278,968               3.04
Colorado ...............................        247              29,282,116               2.94
Ohio ...................................        250              23,664,890               2.38
Oregon .................................        132              18,595,270               1.87
Nevada .................................         99              17,750,604               1.78
Hawaii .................................         57              17,121,283               1.72
Michigan ...............................        166              16,743,000               1.68
Connecticut ............................         95              15,531,075               1.56
Minnesota ..............................        100              14,548,056               1.46
Pennsylvania ...........................        107              14,206,319               1.43
Texas ..................................        109              10,839,633               1.09
Wisconsin ..............................        103              10,212,508               1.03
North Carolina .........................         91               9,916,642               1.00
Missouri ...............................         97               8,769,423               0.88
Utah ...................................         67               7,234,285               0.73
District of Columbia ...................         32               6,846,651               0.69
Kentucky ...............................         68               6,271,688               0.63
Tennessee ..............................         75               5,969,962               0.60
Indiana ................................         52               4,806,915               0.48
Rhode Island ...........................         21               4,245,770               0.43
South Carolina .........................         35               3,709,684               0.37
New Hampshire ..........................         22               3,367,711               0.34
New Mexico .............................         22               3,135,588               0.31
Kansas .................................         42               3,083,553               0.31
Idaho ..................................         39               2,921,613               0.29
Delaware ...............................         25               2,861,052               0.29
Maine ..................................         18               2,286,172               0.23
Iowa ...................................         22               1,878,148               0.19
Vermont ................................         10               1,720,624               0.17
Oklahoma ...............................         21               1,346,189               0.14
Nebraska ...............................         15               1,239,213               0.12
West Virginia ..........................          5                 920,361               0.09
Arkansas ...............................          6                 781,084               0.08
Wyoming ................................          5                 408,213               0.04
Louisiana ..............................          3                 243,913               0.02
Mississippi ............................          3                 220,644               0.02
Montana ................................          2                 194,284               0.02
Alabama ................................          2                  91,319               0.01
South Dakota ...........................          1                  64,121               0.01
                                              -----          --------------             ------
Total: .................................      6,040          $  996,329,489             100.00%
                                              =====          ==============             ======

      MORTGAGE RATES OF THE GROUP IA MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                                               AGGREGATE            % OF AGGREGATE
                                            NUMBER OF      PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                            MORTGAGE       OUTSTANDING AS OF       OUTSTANDING AS OF
           MORTGAGE RATE (%)                  LOANS        THE CUT-OFF DATE         THE CUT-OFF DATE
----------------------------------------   -----------   ---------------------   ---------------------
 4.500 -  4.999 ........................          1          $      221,577               0.02%
 5.000 -  5.499 ........................         11               2,829,529               0.28
 5.500 -  5.999 ........................        345              71,260,840               7.15
 6.000 -  6.499 ........................        297              68,612,126               6.89
 6.500 -  6.999 ........................        729             161,553,656              16.21
 7.000 -  7.499 ........................        625             126,701,680              12.72
 7.500 -  7.999 ........................      1,090             205,786,470              20.65
 8.000 -  8.499 ........................        685             118,624,946              11.91
 8.500 -  8.999 ........................        727             111,826,897              11.22
 9.000 -  9.499 ........................        397              48,511,530               4.87
 9.500 -  9.999 ........................        354              34,007,977               3.41
10.000 - 10.499 ........................        179              12,960,608               1.30
10.500 - 10.999 ........................        276              16,604,249               1.67
11.000 - 11.499 ........................        196              10,021,763               1.01
11.500 - 11.999 ........................         78               4,546,960               0.46
12.000 - 12.499 ........................         34               1,427,495               0.14
12.500 - 12.999 ........................         13                 784,031               0.08
13.000 - 13.499 ........................          3                  47,155               0.00
                                              -----          --------------             ------
Total: .................................      6,040          $  996,329,489             100.00%
                                              =====          ==============             ======

                  ORIGINAL TERM OF THE GROUP IA MORTGAGE LOANS

                                                               AGGREGATE            % OF AGGREGATE
                                            NUMBER OF      PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                            MORTGAGE       OUTSTANDING AS OF       OUTSTANDING AS OF
             ORIGINAL TERM                    LOANS        THE CUT-OFF DATE         THE CUT-OFF DATE
----------------------------------------   -----------   ---------------------   ---------------------
120 months .............................         23          $      366,895               0.04%
180 months .............................        308              11,236,357               1.13
240 months .............................         17               1,134,606               0.11
360 months .............................      5,692             983,591,630              98.72
                                              -----          --------------             ------
Total: .................................      6,040          $  996,329,489             100.00%
                                              =====          ==============             ======

                      REMAINING TERM TO STATED MATURITY OF
               THE GROUP IA MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                                               AGGREGATE            % OF AGGREGATE
                                            NUMBER OF      PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                            MORTGAGE       OUTSTANDING AS OF       OUTSTANDING AS OF
   REMAINING TERM TO STATED MATURITY          LOANS        THE CUT-OFF DATE         THE CUT-OFF DATE
----------------------------------------   -----------   ---------------------   ---------------------
 61 - 120 months .......................         23          $      366,895               0.04%
121 - 180 months .......................        308              11,236,357               1.13
181 - 240 months .......................         17               1,134,606               0.11
301 - 360 months .......................      5,692             983,591,630              98.72
                                              -----          --------------             ------
Total: .................................      6,040          $  996,329,489             100.00%
                                              =====          ==============             ======

                  PROPERTY TYPES OF THE GROUP IA MORTGAGE LOANS

                                                               AGGREGATE            % OF AGGREGATE
                                            NUMBER OF      PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                            MORTGAGE       OUTSTANDING AS OF       OUTSTANDING AS OF
             PROPERTY TYPE                    LOANS        THE CUT-OFF DATE         THE CUT-OFF DATE
----------------------------------------   -----------   ---------------------   ---------------------
Single Family Residence ................      4,874          $  781,782,294              78.47%
2-4 Family .............................        451             105,797,065              10.62
Condominium ............................        447              68,777,652               6.90
PUD ....................................        264              39,262,586               3.94
Townhouse ..............................          4                 709,892               0.07
                                              -----          --------------             ------
Total: .................................      6,040          $  996,329,489             100.00%
                                              =====          ==============             ======

      ORIGINAL COMBINED LOAN-TO-VALUE RATIOS OF THE GROUP IA MORTGAGE LOANS

                                                               AGGREGATE            % OF AGGREGATE
                                            NUMBER OF      PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                            MORTGAGE       OUTSTANDING AS OF       OUTSTANDING AS OF
ORIGINAL COMBINED LOAN-TO-VALUE RATIO (%)     LOANS         THE CUT-OFF DATE        THE CUT-OFF DATE
-----------------------------------------  -----------   ---------------------   ---------------------
Less than or equal to 50.00 .............       153          $   22,533,537               2.26%
50.01 -  55.00 ..........................        74              14,487,077               1.45
55.01 -  60.00 ..........................       136              27,438,194               2.75
60.01 -  65.00 ..........................       209              43,169,957               4.33
65.01 -  70.00 ..........................       286              59,951,030               6.02
70.01 -  75.00 ..........................       343              70,392,782               7.07
75.01 -  80.00 ..........................     2,121             402,538,134              40.40
80.01 -  85.00 ..........................       454              90,394,153               9.07
85.01 -  90.00 ..........................       970             183,221,360              18.39
90.01 -  95.00 ..........................       175              23,575,221               2.37
95.01 - 100.00 ..........................     1,119              58,628,044               5.88
                                              -----          --------------             ------
Total: ..................................     6,040          $  996,329,489             100.00%
                                              =====          ==============             ======

                DOCUMENTATION TYPE OF THE GROUP IA MORTGAGE LOANS

                                                               AGGREGATE            % OF AGGREGATE
                                            NUMBER OF      PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                            MORTGAGE       OUTSTANDING AS OF       OUTSTANDING AS OF
           DOCUMENTATION TYPE                 LOANS        THE CUT-OFF DATE         THE CUT-OFF DATE
----------------------------------------   -----------   ---------------------   ---------------------
Full Documentation .....................      4,216          $  649,012,874              65.14%
Stated Documentation ...................      1,681             322,018,761              32.32
Limited Documentation ..................        135              23,460,223               2.35
No Documentation .......................          8               1,837,630               0.18
                                              -----          --------------             ------
Total: .................................      6,040          $  996,329,489             100.00%
                                              =====          ==============             ======

                   FICO SCORE FOR THE GROUP IA MORTGAGE LOANS

                                                               AGGREGATE            % OF AGGREGATE
                                            NUMBER OF      PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                            MORTGAGE       OUTSTANDING AS OF       OUTSTANDING AS OF
               FICO SCORE                     LOANS        THE CUT-OFF DATE         THE CUT-OFF DATE
----------------------------------------   -----------   ---------------------   ---------------------
500 - 524 ..............................        317          $   59,433,001               5.97%
525 - 549 ..............................        434              81,832,706               8.21
550 - 574 ..............................        592             109,287,931              10.97
575 - 599 ..............................        850             135,808,804              13.63
600 - 624 ..............................      1,100             164,593,232              16.52
625 - 649 ..............................      1,083             170,221,487              17.08
650 - 674 ..............................        810             130,196,176              13.07
675 - 699 ..............................        419              73,371,488               7.36
700 - 724 ..............................        196              31,627,194               3.17
725 - 749 ..............................        120              20,677,771               2.08
750 - 774 ..............................         80              11,841,321               1.19
775 - 799 ..............................         30               6,190,953               0.62
800 - 824 ..............................          9               1,247,426               0.13
                                              -----          --------------             ------
Total: .................................      6,040          $  996,329,489             100.00%
                                              =====          ==============             ======

                   LOAN PURPOSE OF THE GROUP IA MORTGAGE LOANS

                                                               AGGREGATE            % OF AGGREGATE
                                            NUMBER OF      PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                            MORTGAGE       OUTSTANDING AS OF       OUTSTANDING AS OF
              LOAN PURPOSE                    LOANS        THE CUT-OFF DATE         THE CUT-OFF DATE
----------------------------------------   -----------   ---------------------   ---------------------
Refinance - Cashout ....................      3,105          $  620,966,268              62.33%
Purchase ...............................      2,775             346,898,867              34.82
Refinance - Rate Term ..................        160              28,464,354               2.86
                                              -----          --------------             ------
Total: .................................      6,040          $  996,329,489             100.00%
                                              =====          ==============             ======

                 OCCUPANCY STATUS OF THE GROUP IA MORTGAGE LOANS

                                                               AGGREGATE         % OF AGGREGATE
                                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
              OCCUPANCY STATUS                   LOANS      THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------   ---------   -----------------   -----------------
Primary ....................................     5,392       $ 879,634,953           88.29%
Investment .................................       582         103,024,948           10.34
Second Home ................................        66          13,669,589            1.37
                                                 -----       -------------          ------
Total: .....................................     6,040       $ 996,329,489          100.00%
                                                 =====       =============          ======

The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.

                NEXT ADJUSTMENT DATES FOR THE GROUP IA ARM LOANS

                                                               AGGREGATE         % OF AGGREGATE
                                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                               NUMBER OF   OUTSTANDING AS OF   OUTSTANDING AS OF
            NEXT ADJUSTMENT DATE               ARM LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------   ---------   -----------------   -----------------
February 2007 ..............................         1       $     204,914            0.02%
March 2007 .................................         1             115,771            0.01
April 2007 .................................         3             372,306            0.04
May 2007 ...................................        10           1,337,505            0.15
June 2007 ..................................        61           9,237,711            1.06
July 2007 ..................................       179          29,838,903            3.41
August 2007 ................................       489          71,135,062            8.13
September 2007 .............................       150          29,691,003            3.39
October 2007 ...............................       805         153,500,225           17.54
November 2007 ..............................     1,325         258,412,800           29.53
December 2007 ..............................     1,204         248,896,389           28.44
January 2008 ...............................         1             382,384            0.04
April 2008 .................................         1             170,900            0.02
May 2008 ...................................         3             377,845            0.04
June 2008 ..................................         6           1,452,132            0.17
July 2008 ..................................        54           9,017,449            1.03
August 2008 ................................        79          11,224,658            1.28
September 2008 .............................        17           4,168,451            0.48
October 2008 ...............................        67          13,659,664            1.56
November 2008 ..............................        30           5,588,482            0.64
December 2008 ..............................        32           8,059,678            0.92
June 2009 ..................................         1             360,000            0.04
July 2009 ..................................         1             327,999            0.04
August 2009 ................................         7           1,031,430            0.12
June 2010 ..................................         2             481,500            0.06
July 2010 ..................................        23           4,274,783            0.49
August 2010 ................................        14           2,530,530            0.29
September 2010 .............................         4           1,139,277            0.13
October 2010 ...............................        11           2,426,654            0.28
November 2010 ..............................        13           2,289,675            0.26
December 2010 ..............................        13           3,459,015            0.40
                                                 -----       -------------          ------
Total: .....................................     4,607       $ 875,165,096          100.00%
                                                 =====       =============          ======

                     GROSS MARGINS OF THE GROUP IA ARM LOANS

                                                               AGGREGATE         % OF AGGREGATE
                                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                               NUMBER OF   OUTSTANDING AS OF   OUTSTANDING AS OF
               GROSS MARGIN (%)                ARM LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------   ---------   -----------------   -----------------
2.500 - 2.999 ..............................         1       $     211,971            0.02%
3.000 - 3.499 ..............................         4           1,027,737            0.12
3.500 - 3.999 ..............................        21           5,797,648            0.66
4.000 - 4.499 ..............................       113          29,832,754            3.41
4.500 - 4.999 ..............................       543         115,459,875           13.19
5.000 - 5.499 ..............................       536         120,351,778           13.75
5.500 - 5.999 ..............................       985         194,846,968           22.26
6.000 - 6.499 ..............................       831         160,399,447           18.33
6.500 - 6.999 ..............................     1,331         213,259,308           24.37
7.000 - 7.499 ..............................       126          18,505,964            2.11
7.500 - 7.999 ..............................        86          12,107,817            1.38
8.000 - 8.499 ..............................        22           2,684,670            0.31
8.500 - 8.999 ..............................         8             679,159            0.08
                                                 -----       -------------          ------
Total: .....................................     4,607       $ 875,165,096          100.00%
                                                 =====       =============          ======

                MAXIMUM MORTGAGE RATES OF THE GROUP IA ARM LOANS

                                                               AGGREGATE         % OF AGGREGATE
                                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
               MAXIMUM MORTGAGE                NUMBER OF   OUTSTANDING AS OF   OUTSTANDING AS OF
                   RATE (%)                    ARM LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------   ---------   -----------------   -----------------
10.500 - 10.999 ............................         2       $     482,577            0.06%
11.000 - 11.499 ............................        12           3,180,529            0.36
11.500 - 11.999 ............................       342          70,519,554            8.06
12.000 - 12.499 ............................       256          57,099,214            6.52
12.500 - 12.999 ............................       599         130,335,164           14.89
13.000 - 13.499 ............................       547         112,934,960           12.90
13.500 - 13.999 ............................       970         188,822,077           21.58
14.000 - 14.499 ............................       626         111,413,122           12.73
14.500 - 14.999 ............................       615         103,795,613           11.86
15.000 - 15.499 ............................       271          43,808,111            5.01
15.500 - 15.999 ............................       188          27,867,467            3.18
16.000 - 16.499 ............................        71           8,499,771            0.97
16.500 - 16.999 ............................        51           8,335,037            0.95
17.000 - 17.499 ............................        27           4,182,235            0.48
17.500 - 17.999 ............................        23           2,785,711            0.32
18.000 - 18.499 ............................         4             581,176            0.07
18.500 - 18.999 ............................         3             522,779            0.06
                                                 -----       -------------          ------
Total: .....................................     4,607       $ 875,165,096          100.00%
                                                 =====       =============          ======

                MINIMUM MORTGAGE RATES OF THE GROUP IA ARM LOANS

                                                               AGGREGATE         % OF AGGREGATE
                                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
              MINIMUM MORTGAGE                 NUMBER OF   OUTSTANDING AS OF   OUTSTANDING AS OF
                  RATE (%)                     ARM LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------   ---------   -----------------   -----------------
  4.500 -  4.999 ...........................         3       $     479,255            0.05%
  5.000 -  5.499 ...........................        13           2,751,358            0.31
  5.500 -  5.999 ...........................       385          76,423,110            8.73
  6.000 -  6.499 ...........................       264          60,605,505            6.93
  6.500 -  6.999 ...........................       630         137,419,599           15.70
  7.000 -  7.499 ...........................       562         113,745,189           13.00
  7.500 -  7.999 ...........................       959         186,747,939           21.34
  8.000 -  8.499 ...........................       611         109,236,487           12.48
  8.500 -  8.999 ...........................       600         100,577,535           11.49
  9.000 -  9.499 ...........................       242          38,790,447            4.43
  9.500 -  9.999 ...........................       170          25,300,701            2.89
 10.000 - 10.499 ...........................        66           7,724,513            0.88
 10.500 - 10.999 ...........................        50           7,970,608            0.91
 11.000 - 11.499 ...........................        25           3,841,738            0.44
 11.500 - 11.999 ...........................        21           2,545,084            0.29
 12.000 - 12.499 ...........................         4             581,176            0.07
 12.500 - 12.999 ...........................         2             424,852            0.05
                                                 -----       -------------          ------
Total: .....................................     4,607       $ 875,165,096          100.00%
                                                 =====       =============          ======

              INITIAL PERIODIC RATE CAPS OF THE GROUP IA ARM LOANS

                                                               AGGREGATE         % OF AGGREGATE
                                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                               NUMBER OF   OUTSTANDING AS OF   OUTSTANDING AS OF
        INITIAL PERIODIC RATE CAP (%)          ARM LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------   ---------   -----------------   -----------------
1.500 ......................................        91       $  17,280,994            1.97%
2.000 ......................................     3,036         601,708,059           68.75
3.000 ......................................     1,478         255,700,872           29.22
5.000 ......................................         2             475,171            0.05
                                                 -----       -------------          ------
Total: .....................................     4,607       $ 875,165,096          100.00%
                                                 =====       =============          ======

             SUBSEQUENT PERIODIC RATE CAPS OF THE GROUP IA ARM LOANS

                                                               AGGREGATE         % OF AGGREGATE
                                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                               NUMBER OF   OUTSTANDING AS OF   OUTSTANDING AS OF
      SUBSEQUENT PERIODIC RATE CAP (%)         ARM LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------   ---------   -----------------   -----------------
1.000 ......................................     1,477       $ 255,653,412           29.21%
1.500 ......................................     3,130         619,511,684           70.79
                                                 -----       -------------          ------
Total: .....................................     4,607       $ 875,165,096          100.00%
                                                 =====       =============          ======

                  LIFETIME RATE CAPS OF THE GROUP IA ARM LOANS

                                                               AGGREGATE         % OF AGGREGATE
                                                           PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                               NUMBER OF   OUTSTANDING AS OF   OUTSTANDING AS OF
            LIFETIME RATE CAP (%)              ARM LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------   ---------   -----------------   -----------------
  5.000 - 5.499 ............................        88       $  17,496,784            2.00%
  6.000 - 6.499 ............................     4,288         813,796,371           92.99
  6.500 - 6.999 ............................         7           1,565,424            0.18
  7.000 - 7.499 ............................       224          42,306,517            4.83
                                                 -----       -------------          ------
Total: .....................................     4,607       $ 875,165,096          100.00%
                                                 =====       =============          ======

     PREPAYMENT PENALTY MONTHS OF THE GROUP IA MORTGAGE LOANS AT ORIGINATION

                                                               AGGREGATE         % OF AGGREGATE
                                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
          PREPAYMENT PENALTY MONTHS             MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
               AT ORIGINATION                    LOANS      THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------   ---------   -----------------   -----------------
 0 .........................................     2,173       $ 341,544,005           34.28%
 6 .........................................        22           1,937,542            0.19
12 .........................................       200          43,926,823            4.41
24 .........................................     2,764         461,096,839           46.28
30 .........................................         1             204,914            0.02
36 .........................................       880         147,619,365           14.82
                                                 -----       -------------          ------
Total: .....................................     6,040       $ 996,329,489          100.00%
                                                 =====       =============          ======

                   ORIGINATORS OF THE GROUP IA MORTGAGE LOANS

                                                               AGGREGATE         % OF AGGREGATE
                                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
                 ORIGINATORS                     LOANS      THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------   ---------   -----------------   -----------------
Fremont ....................................     3,821       $ 683,331,499           68.58%
Ownit ......................................     1,167         139,725,086           14.02
Other ......................................     1,052         173,272,904           17.39
                                                 -----       -------------          ------
Total: .....................................     6,040       $ 996,329,489          100.00%
                                                 =====       =============          ======

GROUP IB MORTGAGE LOAN CHARACTERISTICS

      Approximately 11.68% of the Group IB Mortgage Loans are fixed-rate mortgage loans and approximately 88.32% of the Group IB Mortgage Loans are ARM Loans (the "Group IB ARM Loans"), in each case, by aggregate principal balance of the Group IB Mortgage Loans as of the Cut-off Date.

      Approximately 93.76% of the Group IB Mortgage Loans are First Lien Mortgage Loans and approximately 6.24% of the Group IB Mortgage Loans are Second Lien Mortgage Loans, in each case, by aggregate principal balance of the Group IB Mortgage Loans as of the Cut-off Date.

      Approximately 17.98% of the Group IB Mortgage Loans are Balloon Loans and approximately 20.89% of the Group IB Mortgage Loans are Interest Only Loans, in each case, by aggregate principal balance of the Group IB Mortgage Loans as of the Cut-off Date.

      The average principal balance of the Group IB Mortgage Loans at origination was approximately $194,450. No Group IB Mortgage Loan had a principal balance at origination greater than approximately $624,000 or less than approximately $10,000. The average principal balance of the Group IB Mortgage Loans as of the Cut-off Date was approximately $194,169. No Group IB Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $622,363 or less than approximately $9,631.

      The Group IB Mortgage Loans had Mortgage Rates as of the Cut-off Date ranging from approximately 5.450% per annum to approximately 12.650% per annum, and the weighted average Mortgage Rate was approximately 7.779% per annum. As of the Cut-off Date, the Group IB Mortgage Loans had Gross Margins ranging from approximately 3.750% per annum to approximately 6.990% per annum, Minimum Mortgage Rates ranging from approximately 5.450% per annum to approximately 12.050% per annum and Maximum Mortgage Rates ranging from approximately 11.450% per annum to approximately 18.050% per annum. As of the Cut-off Date, the weighted average Gross Margin was approximately 5.742% the weighted average Minimum Mortgage Rate was approximately 7.631% per annum and the weighted average Maximum Mortgage Rate was approximately 13.633% per annum. The latest first Adjustment Date following the Cut-off Date on any Group IB Mortgage Loan occurs on December 1, 2010 and the weighted average next Adjustment Date for all of the Group IB Mortgage Loans following the Cut-off Date is November 21, 2007.

      The weighted average combined loan-to-value ratio of the Group IB Mortgage Loans at origination was approximately 81.75%. At origination, no Group IB Mortgage Loan had a combined loan-to-value ratio greater than approximately 100.00% or less than approximately 18.18%.

      The weighted average remaining term to stated maturity of the Group IB Mortgage Loans was approximately 356 months as of the Cut-off Date. None of the Group IB Mortgage Loans will have a first due date prior to September 1, 2005 or after February 1, 2006 or will have a remaining term to stated maturity of less than 57 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Group IB Mortgage Loan is January 1, 2036.

      As of the Cut-off Date, the weighted average FICO Score for the Group IB Mortgage Loans that were scored is approximately 633. No Group IB Mortgage Loan which was scored had a FICO Score as of the Cut-off Date greater than 815 or less than 500.

      The Group IB Mortgage Loans are expected to have the following additional characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

              COLLATERAL TYPE OF THE GROUP IB MORTGAGE LOANS

                                                            AGGREGATE        % OF AGGREGATE
                                            NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                             MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
              COLLATERAL TYPE                 LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------------------   ---------   -----------------   -----------------
Fixed - 5 Year ..........................         5      $        68,731           0.01%
Fixed - 10 Year .........................        56              795,368           0.12
Fixed - 15 Year .........................        90            2,316,786           0.34
Fixed - 20 Year .........................        14            1,098,068           0.16
Fixed - 30 Year .........................       843           70,519,282          10.30
Balloon - 15/30 .........................        19            1,450,341           0.21
Balloon - 30/40 .........................        13            3,714,268           0.54
ARM - 2 Year/6 Month ....................     1,467          332,670,438          48.59
ARM - 2 Year/6 Month IO .................       521          138,515,131          20.23
ARM - 2 Year/6 Month 30/40 Balloon ......       427          115,383,371          16.85
ARM - 3 Year/6 Month ....................        34            8,745,664           1.28
ARM - 3 Year/6 Month IO .................        15            4,501,496           0.66
ARM - 3 Year/6 Month 30/40 Balloon ......         9            2,047,017           0.30
ARM - 5 Year/6 Month ....................        10            2,288,012           0.33
ARM - 5 Year/6 Month 30/40 Balloon ......         3              524,201           0.08
                                              -----      ---------------         ------
Total: ..................................     3,526      $   684,638,173         100.00%
                                              =====      ===============         ======

                  LIEN PRIORITY OF THE GROUP IB MORTGAGE LOANS

                                                            AGGREGATE        % OF AGGREGATE
                                            NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                             MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
             LIEN PRIORITY                    LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------------------   ---------   -----------------   -----------------
First Lien ..............................     2,653      $   641,926,144          93.76%
Second Lien .............................       873           42,712,028           6.24
                                              -----      ---------------         ------
Total: ..................................     3,526      $   684,638,173         100.00%
                                              =====      ===============         ======

        PRINCIPAL BALANCES OF THE GROUP IB MORTGAGE LOANS AT ORIGINATION

                                                            AGGREGATE        % OF AGGREGATE
                                            NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
           PRINCIPAL BALANCE                 MORTGAGE    OUTSTANDING AT      OUTSTANDING AT
           AT ORIGINATION ($)                 LOANS        ORIGINATION         ORIGINATION
-----------------------------------------   ---------   -----------------   -----------------
      0.01 - .50,000.00 .................       476      $    15,216,831           2.22%
 50,000.01 - 100,000.00 .................       533           38,683,112           5.64
100,000.01 - 150,000.00 .................       431           54,474,490           7.95
150,000.01 - 200,000.00 .................       505           88,953,793          12.97
200,000.01 - 250,000.00 .................       416           93,928,448           13.7
250,000.01 - 300,000.00 .................       366          100,852,667          14.71
300,000.01 - 350,000.00 .................       343          110,790,289          16.16
350,000.01 - 400,000.00 .................       296          111,046,284           16.2
400,000.01 - 450,000.00 .................       103           43,191,133            6.3
450,000.01 - 500,000.00 .................        30           14,221,550           2.07
500,000.01 - 550,000.00 .................        24           12,476,520           1.82
550,000.01 - 600,000.00 .................         2            1,171,600           0.17
600,000.01 - 650,000.00 .................         1              624,000           0.09
                                              -----      ---------------         ------
Total: ..................................     3,526      $   685,630,718         100.00%
                                              =====      ===============         ======

                PRINCIPAL BALANCES OF THE GROUP IB MORTGAGE LOANS
                             AS OF THE CUT-OFF DATE

                                                            AGGREGATE         % OF AGGREGATE
                                            NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
      PRINCIPAL BALANCE AS OF THE            MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
           CUT-OFF DATE ($)                   LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------------------   ---------   -----------------   -----------------
      0.01 -  50,000.00 .................       477      $    15,224,148           2.22%
 50,000.01 - 100,000.00 .................       533           38,677,261           5.65
100,000.01 - 150,000.00 .................       431           54,436,473           7.95
150,000.01 - 200,000.00 .................       504           88,668,229          12.95
200,000.01 - 250,000.00 .................       418           94,300,499          13.77
250,000.01 - 300,000.00 .................       367          101,114,734          14.77
300,000.01 - 350,000.00 .................       342          110,434,868          16.13
350,000.01 - 400,000.00 .................       295          110,600,296          16.15
400,000.01 - 450,000.00 .................       102           42,725,920           6.24
450,000.01 - 500,000.00 .................        30           14,202,077           2.07
500,000.01 - 550,000.00 .................        24           12,460,665           1.82
550,000.01 - 600,000.00 .................         2            1,170,640           0.17
600,000.01 - 650,000.00 .................         1              622,363           0.09
                                              -----      ---------------         ------
Total: ..................................     3,526      $   684,638,173         100.00%
                                              =====      ===============         ======

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES
                         OF THE GROUP IB MORTGAGE LOANS

                                                            AGGREGATE        % OF AGGREGATE
                                            NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                             MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
               LOCATION                       LOANS      THE CUT-OFF DATE    THE CUT-OFF DATE
-----------------------------------------   ---------   -----------------   -----------------
California ..............................       612      $   147,372,264          21.53%
New York ................................       374          105,435,967          15.40
Florida .................................       458           76,646,789          11.20
New Jersey ..............................       258           57,245,036           8.36
Maryland ................................       232           43,269,947           6.32
Illinois ................................       244           37,118,055           5.42
Massachusetts ...........................       146           32,600,865           4.76
Georgia .................................       219           30,026,635           4.39
Virginia ................................       106           22,225,390           3.25
Nevada ..................................        77           14,844,549           2.17
Arizona .................................        70           11,867,702           1.73
Hawaii ..................................        50           11,593,540           1.69
Colorado ................................        71           10,356,268           1.51
Connecticut .............................        58            9,892,149           1.44
Washington ..............................        56            9,211,243           1.35
Minnesota ...............................        55            8,877,968           1.30
Texas ...................................        61            7,270,299           1.06
North Carolina ..........................        56            6,512,350           0.95
Pennsylvania ............................        46            5,857,375           0.86
Wisconsin ...............................        38            5,074,489           0.74
District of Columbia ....................        20            4,628,086           0.68
Michigan ................................        37            3,815,715           0.56
Rhode Island ............................        19            3,345,925           0.49
Ohio ....................................        25            3,091,806           0.45
Oregon ..................................        16            2,554,094           0.37
South Carolina ..........................        16            1,795,008           0.26
Delaware ................................         7            1,380,954           0.20
Tennessee ...............................        12            1,378,910           0.20
Idaho ...................................        11            1,257,082           0.18
New Mexico ..............................         9            1,082,124           0.16
Indiana .................................        14            1,025,116           0.15
Utah ....................................        11              964,924           0.14
Missouri ................................         8              889,844           0.13
New Hampshire ...........................         5              831,131           0.12
Maine ...................................         7              750,075           0.11
West Virginia ...........................         2              513,000           0.07
Arkansas ................................         4              406,057           0.06
Kansas ..................................         3              359,594           0.05
Kentucky ................................         4              339,561           0.05
Vermont .................................         3              327,793           0.05
Iowa ....................................         2              263,490           0.04
Alaska ..................................         1              149,959           0.02
Alabama .................................         1              104,298           0.02
Oklahoma ................................         2               84,747           0.01
                                              -----      ---------------         ------
Total: ..................................     3,526      $   684,638,173         100.00%
                                              =====      ===============         ======

      MORTGAGE RATES OF THE GROUP IB MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                                            AGGREGATE         % OF AGGREGATE
                                            NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                             MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
           MORTGAGE RATE (%)                  LOANS      THE CUT-OFF DATE    THE CUT-OFF DATE
-----------------------------------------   ---------   -----------------   -----------------
 5.000 -  5.499 .........................         1      $       496,000           0.07%
 5.500 -  5.999 .........................        58           17,180,301           2.51
 6.000 -  6.499 .........................       146           40,282,016           5.88
 6.500 -  6.999 .........................       445          123,676,572          18.06
 7.000 -  7.499 .........................       450          112,995,146          16.50
 7.500 -  7.999 .........................       693          171,228,060          25.01
 8.000 -  8.499 .........................       355           74,095,088          10.82
 8.500 -  8.999 .........................       344           63,230,521           9.24
 9.000 -  9.499 .........................       221           26,863,452           3.92
 9.500 -  9.999 .........................       173           17,130,697           2.50
10.000 - 10.499 .........................       180           13,608,981           1.99
10.500 - 10.999 .........................       198           12,239,182           1.79
11.000 - 11.499 .........................       141            7,276,203           1.06
11.500 - 11.999 .........................        57            3,213,609           0.47
12.000 - 12.499 .........................        55              928,232           0.14
12.500 - 12.999 .........................         9              194,113           0.03
                                              -----      ---------------         ------
Total: ..................................     3,526      $   684,638,173         100.00%
                                              =====      ===============         ======

                  ORIGINAL TERM OF THE GROUP IB MORTGAGE LOANS

                                                            AGGREGATE         % OF AGGREGATE
                                            NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                             MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
              ORIGINAL TERM                   LOANS      THE CUT-OFF DATE    THE CUT-OFF DATE
-----------------------------------------   ---------   -----------------   -----------------
 60 months ..............................         5      $         68,731          0.01%
120 months ..............................        56               795,368          0.12
180 months ..............................       109             3,767,127          0.55
240 months ..............................        14             1,098,068          0.16
360 months ..............................     3,342           678,908,878         99.16
                                              -----      ----------------        ------
Total: ..................................     3,526      $    684,638,173        100.00%
                                              =====      ================        ======

                      REMAINING TERM TO STATED MATURITY OF
               THE GROUP IB MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                                            AGGREGATE         % OF AGGREGATE
                                            NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                             MORTGAGE   OUTSTANDING AS Of   OUTSTANDING AS OF
    REMAINING TERM TO STATED MATURITY         LOANS      THE CUT-OFF DATE    THE CUT-OFF DATE
-----------------------------------------   ---------   -----------------   -----------------
1 - 60 months ...........................         5      $        68,731           0.01%
61 - 120 months .........................        56              795,368           0.12
121 - 180 months ........................       109            3,767,127           0.55
181 - 240 months ........................        14            1,098,068           0.16
301 - 360 months ........................     3,342          678,908,878          99.16
                                              -----      ---------------         ------
Total: ..................................     3,526      $   684,638,173         100.00%
                                              =====      ===============         ======

                  PROPERTY TYPES OF THE GROUP IB MORTGAGE LOANS

                                                            AGGREGATE         % OF AGGREGATE
                                            NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                             MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
              PROPERTY TYPE                   LOANS      THE CUT-OFF DATE    THE CUT-OFF DATE
-----------------------------------------   ---------   -----------------   -----------------
Single Family Residence .................     2,801      $   522,364,510          76.30%
2-4 Family ..............................       401          109,072,842          15.93
Condominium .............................       315           52,489,006           7.67
PUD .....................................         9              711,815           0.10
                                              -----      ---------------         ------
Total: ..................................     3,526      $   684,638,173         100.00%
                                              =====      ===============         ======

      ORIGINAL COMBINED LOAN-TO-VALUE RATIOS OF THE GROUP IB MORTGAGE LOANS

                                                            AGGREGATE         % OF AGGREGATE
                                            NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                            MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
ORIGINAL COMBINED LOAN-TO-VALUE RATIO (%)     LOANS      THE CUT-OFF DATE    THE CUT-OFF DATE
-----------------------------------------   ---------   -----------------   -----------------
Less than or equal to 50.00 .............        51      $     7,725,673           1.13%
50.01 - 55.00 ...........................        27            6,075,088           0.89
55.01 - 60.00 ...........................        35            6,950,354           1.02
60.01 - 65.00 ...........................        66           14,219,479           2.08
65.01 - 70.00 ...........................        75           15,464,325           2.26
70.01 - 75.00 ...........................       106           23,606,527           3.45
75.01 - 80.00 ...........................     1,562          401,886,284          58.70
80.01 - 85.00 ...........................       179           40,414,361           5.90
85.01 - 90.00 ...........................       492          107,460,716          15.70
90.01 - 95.00 ...........................       138           10,066,510           1.47
95.01 - 100.00 ..........................       795           50,768,856           7.42
                                              -----      ---------------         ------
Total: ..................................     3,526      $   684,638,173         100.00%
                                              =====      ===============         ======

                DOCUMENTATION TYPE OF THE GROUP IB MORTGAGE LOANS

                                                            AGGREGATE         % OF AGGREGATE
                                            NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                             MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
            DOCUMENTATION TYPE                LOANS      THE CUT-OFF DATE    THE CUT-OFF DATE
-----------------------------------------   ---------   -----------------   -----------------
Full Documentation ......................     2,028      $   353,607,767          51.65%
Stated Documentation ....................     1,451          321,107,696          46.90
Limited Documentation ...................        47            9,922,710           1.45
                                              -----      ---------------         ------
Total: ..................................     3,526      $   684,638,173         100.00%
                                              =====      ===============         ======

                   FICO SCORE FOR THE GROUP IB MORTGAGE LOANS

                                                            AGGREGATE         % OF AGGREGATE
                                            NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                             MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
               FICO SCORE                     LOANS      THE CUT-OFF DATE    THE CUT-OFF DATE
-----------------------------------------   ---------   -----------------   -----------------
500 - 524 ...............................        99      $    20,865,822           3.05%
525 - 549 ...............................       147           29,812,273           4.35
550 - 574 ...............................       269           52,797,219           7.71
575 - 599 ...............................       393           71,403,346          10.43
600 - 624 ...............................       555          101,543,445          14.83
625 - 649 ...............................       822          153,047,948          22.35
650 - 674 ...............................       618          119,473,453          17.45
675 - 699 ...............................       308           62,867,925           9.18
700 - 724 ...............................       144           30,826,920           4.50
725 - 749 ...............................        89           21,810,586           3.19
750 - 774 ...............................        57           14,734,871           2.15
775 - 799 ...............................        18            4,024,633           0.59
800 - 824 ...............................         7            1,429,732           0.21
                                              -----      ---------------         ------
Total: ..................................     3,526      $   684,638,173         100.00%
                                              =====      ===============         ======

                   LOAN PURPOSE OF THE GROUP IB MORTGAGE LOANS

                                                            AGGREGATE         % OF AGGREGATE
                                            NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                             MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
              LOAN PURPOSE                    LOANS      THE CUT-OFF DATE    THE CUT-OFF DATE
-----------------------------------------   ---------   -----------------   -----------------
Purchase ................................     2,514      $   471,785,146          68.91%
Refinance - Cashout .....................     1,001          210,652,659          30.77
Refinance - Rate Term ...................        11            2,200,368           0.32
                                              -----      ---------------         ------
Total: ..................................     3,526      $   684,638,173         100.00%
                                              =====      ===============         ======

                 OCCUPANCY STATUS OF THE GROUP IB MORTGAGE LOANS

                                                            AGGREGATE         % OF AGGREGATE
                                            NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                             MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
              OCCUPANCY STATUS                LOANS      THE CUT-OFF DATE    THE CUT-OFF DATE
-----------------------------------------   ---------   -----------------   -----------------
Primary .................................     3,329      $   654,967,214          95.67%
Investment ..............................       177           25,846,032           3.78
Second Home .............................        20            3,824,927           0.56
                                              -----      ---------------         ------
Total: ..................................     3,526      $   684,638,173         100.00%
                                              =====      ===============         ======

The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.

                NEXT ADJUSTMENT DATES FOR THE GROUP IB ARM LOANS

                                                            AGGREGATE         % OF AGGREGATE
                                                        PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                            NUMBER OF   OUTSTANDING AS OF   OUTSTANDING AS OF
          NEXT ADJUSTMENT DATE              ARM LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-----------------------------------------   ---------   -----------------   -----------------
August 2007 .............................        23      $     5,736,429           0.95%
September 2007 ..........................        48           11,421,247           1.89
October 2007 ............................       426          100,587,064          16.63
November 2007 ...........................       899          220,103,658          36.40
December 2007 ...........................     1,018          248,635,093          41.12
January 2008 ............................         1               85,450           0.01
October 2008 ............................        11            2,982,535           0.49
November 2008 ...........................        20            4,685,998           0.77
December 2008 ...........................        27            7,625,643           1.26
October 2010 ............................         3              627,510           0.10
November 2010 ...........................         5            1,147,012           0.19
December 2010 ...........................         5            1,037,690           0.17
                                              -----      ---------------         ------
Total: ..................................     2,486      $   604,675,329         100.00%
                                              =====      ===============         ======

                     GROSS MARGINS OF THE GROUP IB ARM LOANS

                                                     AGGREGATE         % OF AGGREGATE
                                                 PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                    NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
    GROSS MARGIN (%)                ARM LOANS    THE CUT-OFF DATE      THE CUT-OFF DATE
--------------------------------    ---------    -----------------    -----------------
3.500 - 3.999 ..................         17        $   5,058,910              0.84%
4.000 - 4.499 ..................        109           31,387,565              5.19
4.500 - 4.999 ..................        276           76,971,112             12.73
5.000 - 5.499 ..................        445          118,322,279             19.57
5.500 - 5.999 ..................        574          145,052,943             23.99
6.000 - 6.499 ..................        495          112,281,446             18.57
6.500 - 6.999 ..................        570          115,601,075             19.12
                                      -----        -------------            ------
Total: .........................      2,486        $ 604,675,329            100.00%
                                      =====        =============            ======

                MAXIMUM MORTGAGE RATES OF THE GROUP IB ARM LOANS

                                                     AGGREGATE         % OF AGGREGATE
                                                 PRINCIPAL BALANCE    PRINCIPAL BALANCE
        MAXIMUM MORTGAGE            NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
            RATE (%)                ARM LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------------    ---------    -----------------    -----------------
11.000 - 11.499 ................          1        $     496,000              0.08%
11.500 - 11.999 ................         48           14,522,463              2.40
12.000 - 12.499 ................        132           36,410,979              6.02
12.500 - 12.999 ................        406          112,281,533             18.57
13.000 - 13.499 ................        415          106,116,057             17.55
13.500 - 13.999 ................        663          165,806,521             27.42
14.000 - 14.499 ................        337           71,221,859             11.78
14.500 - 14.999 ................        283           57,552,901              9.52
15.000 - 15.499 ................         98           19,987,543              3.31
15.500 - 15.999 ................         52           10,377,327              1.72
16.000 - 16.499 ................         17            4,028,004              0.67
16.500 - 16.999 ................         16            3,103,512              0.51
17.000 - 17.499 ................          7            1,055,651              0.17
17.500 - 17.999 ................         10            1,645,040              0.27
18.000 - 18.499 ................          1               69,940              0.01
                                      -----        -------------            ------
Total: .........................      2,486        $ 604,675,329            100.00%
                                      =====        =============            ======

                MINIMUM MORTGAGE RATES OF THE GROUP IB ARM LOANS

                                                     AGGREGATE         % OF AGGREGATE
                                                 PRINCIPAL BALANCE    PRINCIPAL BALANCE
        MINIMUM MORTGAGE            NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
            RATE (%)                ARM LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------------    ---------    -----------------    -----------------
5.000 - 5.499 ..................          1        $     496,000              0.08%
5.500 - 5.999 ..................         48           14,522,463              2.40
6.000 - 6.499 ..................        132           36,410,979              6.02
6.500 - 6.999 ..................        406          112,281,533             18.57
7.000 - 7.499 ..................        417          106,487,568             17.61
7.500 - 7.999 ..................        663          165,806,521             27.42
8.000 - 8.499 ..................        336           71,100,534             11.76
8.500 - 8.999 ..................        286           57,911,861              9.58
9.000 - 9.499 ..................         97           19,737,358              3.26
9.500 - 9.999 ..................         49           10,018,367              1.66
10.000 - 10.499 ................         17            4,028,004              0.67
10.500 - 10.999 ................         16            3,103,512              0.51
11.000 - 11.499 ................          7            1,055,651              0.17
11.500 - 11.999 ................         10            1,645,040              0.27
12.000 - 12.499 ................          1               69,940              0.01
                                      -----        -------------            ------
Total: .........................      2,486        $ 604,675,329            100.00%
                                      =====        =============            ======

              INITIAL PERIODIC RATE CAPS OF THE GROUP IB ARM LOANS

                                                     AGGREGATE          % OF AGGREGATE
                                                 PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                    NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
 INITIAL PERIODIC RATE CAP (%)      ARM LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------------    ---------    -----------------    -----------------
1.500 ..........................          4        $     597,870              0.10%
2.000 ..........................      2,480          603,694,674             99.84
3.000 ..........................          2              382,785              0.06
                                      -----        -------------            ------
Total: .........................      2,486        $ 604,675,329            100.00%
                                      =====        =============            ======

             SUBSEQUENT PERIODIC RATE CAPS OF THE GROUP IB ARM LOANS

                                                     AGGREGATE         % OF AGGREGATE
                                                 PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                    NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
SUBSEQUENT PERIODIC RATE CAP (%)    ARM LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------------    ---------    -----------------    -----------------
1.500 ..........................      2,486        $ 604,675,329            100.00%
                                      -----        -------------            ------
Total: .........................      2,486        $ 604,675,329            100.00%
                                      =====        =============            ======

                  LIFETIME RATE CAPS OF THE GROUP IB ARM LOANS

                                                     AGGREGATE         % OF AGGREGATE
                                                 PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                    NUMBER OF    OUTSTANDING AS OF    OUTSTANDING AS OF
      LIFETIME RATE CAP (%)         ARM LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------------    ---------    -----------------    -----------------
6.000 - 6.499 ..................      2,480        $ 603,694,674             99.84%
7.000 - 7.499 ..................          6              980,655              0.16
                                      -----        -------------            ------
Total: .........................      2,486        $ 604,675,329            100.00%
                                      =====        =============            ======

     PREPAYMENT PENALTY MONTHS OF THE GROUP IB MORTGAGE LOANS AT ORIGINATION

                                                         AGGREGATE         % OF AGGREGATE
                                                     PRINCIPAL BALANCE    PRINCIPAL BALANCE
   PREPAYMENT PENALTY MONTHS          NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
        AT ORIGINATION              MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------------    --------------   -----------------    -----------------
 0 .............................        1,694          $ 329,512,768             48.13%
12 .............................          136             27,244,376              3.98
24 .............................        1,436            277,628,281             40.55
30 .............................            1                151,713              0.02
36 .............................          259             50,101,034              7.32
                                        -----          -------------            ------
Total: .........................        3,526          $ 684,638,173            100.00%
                                        =====          =============            ======

                   ORIGINATORS OF THE GROUP IB MORTGAGE LOANS

                                                         AGGREGATE         % OF AGGREGATE
                                                     PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                      NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
          ORIGINATORS               MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------------    --------------   -----------------    -----------------
Fremont ........................        3,501          $ 682,400,847             99.67%
Other ..........................           25              2,237,326              0.33
                                        -----          -------------            ------
Total: .........................        3,526          $ 684,638,173            100.00%
                                        =====          =============            ======

GROUP II MORTGAGE LOAN CHARACTERISTICS

      Approximately 15.03% of the Group II Mortgage Loans are fixed-rate mortgage loans and approximately 84.97% of the Group II Mortgage Loans are ARM Loans (the "Group II ARM Loans"), in each case, by aggregate principal balance of the Group II Mortgage Loans as of the Cut-off Date.

      Approximately 88.73% of the Group II Mortgage Loans are First Lien Mortgage Loans and approximately 11.27% of the Group II Mortgage Loans are Second Lien Mortgage Loans, in each case, by aggregate principal balance of the Group II Mortgage Loans as of the Cut-off Date.

      Approximately 19.33% of the Group II Mortgage Loans are Balloon Loans and approximately 42.95% of the Group II Mortgage Loans are Interest Only Loans, in each case, by aggregate principal balance of the Group II Mortgage Loans as of the Cut-off Date.

      The average principal balance of the Group II Mortgage Loans at origination was approximately $301,202. No Group II Mortgage Loan had a principal balance at origination greater than approximately $1,400,000 or less than approximately $12,850. The average principal balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $300,770. No Group II Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $1,400,000 or less than approximately $2,599.

      The Group II Mortgage Loans had Mortgage Rates as of the Cut-off Date ranging from approximately 5.000% per annum to approximately 13.400% per annum, and the weighted average Mortgage Rate was approximately 7.514% per annum. As of the Cut-off Date, the Group II ARM Loans had Gross Margins ranging from approximately 2.750% per annum to approximately 8.940% per annum, Minimum Mortgage Rates ranging from approximately 5.000% per annum to approximately 12.250% per annum and Maximum Mortgage Rates ranging from approximately 11.000% per annum to approximately 18.250% per annum. As of the Cut-off Date, the weighted average Gross Margin was approximately 5.565% the weighted average Minimum Mortgage Rate was approximately 7.165% per annum and the weighted average Maximum Mortgage Rate was approximately 13.220% per annum. The latest first Adjustment Date following the Cut-off Date on any Group II ARM Loan occurs on December 1, 2010 and the weighted average next Adjustment Date for all of the Group II ARM Loans following the Cut-off Date is November 14, 2007.

      The weighted average combined loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 82.86%. At origination, no Group II Mortgage Loan had a combined loan-to-value ratio greater than approximately 100.00% or less than approximately 36.52%.

      The weighted average remaining term to stated maturity of the Group II Mortgage Loans was approximately 350 months as of the Cut-off Date. None of the Group II Mortgage Loans will have a first due date prior to April 1, 2005 or after February 1, 2006 or will have a remaining term to stated maturity of less than 117 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is January 1, 2036.

      As of the Cut-off Date, the weighted average FICO Score for the Group II Mortgage Loans that were scored is approximately 643. No Group II Mortgage Loan had a FICO Score as of the Cut-off Date greater than 814 or less than 500.

      The Group II Mortgage Loans are expected to have the following additional characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                 COLLATERAL TYPE OF THE GROUP II MORTGAGE LOANS

                                                             AGGREGATE        % OF AGGREGATE
                                             NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                              MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
             COLLATERAL TYPE                   LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
------------------------------------------   ---------   -----------------   -----------------
Fixed - 10 Year ..........................         1      $        12,693           0.00%
Fixed - 15 Year ..........................        15            1,021,118           0.12
Fixed - 20 Year ..........................         2               76,308           0.01
Fixed - 30 Year ..........................       766           93,665,539          10.98
Fixed - 30 Year IO .......................         7            2,420,991           0.28
Balloon - 15/30 ..........................       350           27,399,188           3.21
Balloon - 30/40 ..........................         7            3,612,005           0.42
ARM - 6 Month ............................         1              547,895           0.06
ARM - 2 Year/6 Month .....................       523          215,957,047          25.31
ARM - 2 Year/6 Month IO ..................       786          333,307,884          39.06
ARM - 2 Year/6 Month 30/40 Balloon .......       254          130,868,317          15.34
ARM - 3 Year/6 Month .....................        24            7,108,563           0.83
ARM - 3 Year/6 Month IO ..................        66           22,960,107           2.69
ARM - 3 Year/6 Month 30/40 Balloon .......         4            2,511,353           0.29
ARM - 4 Year/6 Month IO ..................         1              360,000           0.04
ARM - 5 Year/6 Month .....................         8            3,463,122           0.41
ARM - 5 Year/6 Month IO ..................        21            7,452,490           0.87
ARM - 5 Year/6 Month 30/40 Balloon .......         1              539,642           0.06
                                               -----      ---------------         ------
Total: ...................................     2,837      $   853,284,260         100.00%
                                               =====      ===============         ======

                  LIEN PRIORITY OF THE GROUP II MORTGAGE LOANS

                                                             AGGREGATE        % OF AGGREGATE
                                             NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                              MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
              LIEN PRIORITY                    LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
------------------------------------------   ---------   -----------------   -----------------
First Lien ...............................     1,768      $   757,126,527          88.73%
Second Lien ..............................     1,069           96,157,733          11.27
                                               -----      ---------------         ------
Total: ...................................     2,837      $   853,284,260         100.00%
                                               =====      ===============         ======

        PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS AT ORIGINATION

                                                             AGGREGATE        % OF AGGREGATE
                                             NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
            PRINCIPAL BALANCE                 MORTGAGE    OUTSTANDING AT       OUTSTANDING AT
            AT ORIGINATION ($)                 LOANS        ORIGINATION         ORIGINATION
------------------------------------------   ---------   -----------------   -----------------
      0.01 -    50,000.00 ................       186      $     6,789,823           0.79%
 50,000.01 -   100,000.00 ................       526           41,943,869           4.91
100,000.01 -   150,000.00 ................       411           49,812,445           5.83
150,000.01 -   200,000.00 ................       192           33,744,009           3.95
200,000.01 -   250,000.00 ................       123           27,777,125           3.25
250,000.01 -   300,000.00 ................        97           26,754,065           3.13
300,000.01 -   350,000.00 ................       107           34,729,640           4.06
350,000.01 -   400,000.00 ................        66           24,694,012           2.89
400,000.01 -   450,000.00 ................       255          110,359,716          12.91
450,000.01 -   500,000.00 ................       273          129,612,371          15.17
500,000.01 -   550,000.00 ................       201          105,637,303          12.36
550,000.01 -   600,000.00 ................       143           82,291,765           9.63
600,000.01 -   650,000.00 ................        74           46,522,256           5.44
650,000.01 -   700,000.00 ................        70           47,398,654           5.55
700,000.01 -   750,000.00 ................        95           69,912,850           8.18
750,000.01 -   800,000.00 ................         5            3,927,786           0.46
800,000.01 -   850,000.00 ................         1              840,000            0.1
850,000.01 -   900,000.00 ................         3            2,652,000           0.31
900,000.01 -   950,000.00 ................         3            2,774,000           0.32
950,000.01 - 1,000,000.00 ................         5            4,935,000           0.58
Greater than or equal to 1,000,000.01 ....         1            1,400,000           0.16
                                               -----      ---------------         ------
Total: ...................................     2,837      $   854,508,689         100.00%
                                               =====      ===============         ======

                PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS
                             AS OF THE CUT-OFF DATE

                                                             AGGREGATE        % OF AGGREGATE
                                             NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
       PRINCIPAL BALANCE AS OF THE            MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
             CUT-OFF DATE ($)                  LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
------------------------------------------   ---------   -----------------   -----------------
      0.01 -    50,000.00 ................       186      $     6,726,273           0.79%
 50,000.01 -   100,000.00 ................       527           41,953,192           4.92
100,000.01 -   150,000.00 ................       411           49,768,380           5.83
150,000.01 -   200,000.00 ................       192           33,742,233           3.95
200,000.01 -   250,000.00 ................       123           27,792,745           3.26
250,000.01 -   300,000.00 ................        96           26,477,749           3.10
300,000.01 -   350,000.00 ................       107           34,693,325           4.07
350,000.01 -   400,000.00 ................        66           24,670,282           2.89
400,000.01 -   450,000.00 ................       256          110,705,676          12.97
450,000.01 -   500,000.00 ................       272          129,043,979          15.12
500,000.01 -   550,000.00 ................       202          106,082,609          12.43
550,000.01 -   600,000.00 ................       142           81,647,277           9.57
600,000.01 -   650,000.00 ................        74           46,472,085           5.45
650,000.01 -   700,000.00 ................        70           47,331,040           5.55
700,000.01 -   750,000.00 ................        96           70,557,399           8.27
750,000.01 -   800,000.00 ................         5            3,922,467           0.46
800,000.01 -   850,000.00 ................         1              837,839           0.10
850,000.01 -   900,000.00 ................         2            1,752,000           0.21
900,000.01 -   950,000.00 ................         3            2,774,000           0.33
950,000.01 - 1,000,000.00 ................         5            4,933,709           0.58
Greater than or equal to 1,000,000.01 ....         1            1,400,000           0.16
                                               -----      ---------------         ------
Total: ...................................     2,837      $   853,284,260         100.00%
                                               =====      ===============         ======

       GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES OF THE GROUP II
                                 MORTGAGE LOANS

                                                             AGGREGATE        % OF AGGREGATE
                                             NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                              MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
                 LOCATION                      LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
------------------------------------------   ---------   -----------------   -----------------
California ...............................     1,551      $   492,501,875          57.72%
Florida ..................................       252           62,457,422           7.32
New York .................................       173           62,197,271           7.29
Maryland .................................        96           39,931,993           4.68
New Jersey ...............................        55           24,265,119           2.84
Virginia .................................        76           23,146,580           2.71
Illinois .................................        53           21,510,496           2.52
Nevada ...................................        55           16,373,130           1.92
Colorado .................................        59           12,068,317           1.41
Washington ...............................        51           10,876,578           1.27
Arizona ..................................        38           10,838,663           1.27
Georgia ..................................        38            9,762,922           1.14
Massachusetts ............................        25            9,047,824           1.06
Texas ....................................        62            6,814,629           0.80
Oregon ...................................        26            6,055,353           0.71
Ohio .....................................        41            5,284,913           0.62
Utah .....................................        18            4,115,827           0.48
Connecticut ..............................        10            3,880,381           0.45
Hawaii ...................................        11            3,112,114           0.36
Michigan .................................        17            3,025,038           0.35
North Carolina ...........................        11            2,979,039           0.35
Tennessee ................................        18            2,711,029           0.32
District of Columbia .....................         6            2,221,499           0.26
Wisconsin ................................         8            2,216,633           0.26
Idaho ....................................        16            2,077,466           0.24
South Carolina ...........................         5            1,986,518           0.23
Minnesota ................................         6            1,599,941           0.19
Rhode Island .............................         6            1,563,396           0.18
Kentucky .................................        11            1,485,173           0.17
Pennsylvania .............................         8            1,267,524           0.15
New Mexico ...............................         4              986,179           0.12
Maine ....................................         2              812,998           0.10
Missouri .................................         3              739,491           0.09
Iowa......................................         2              665,134           0.08
Arkansas..................................         2              552,473           0.06
Kansas....................................         4              535,588           0.06
Oklahoma..................................         8              427,256           0.05
Indiana...................................         4              354,980           0.04
New Hampshire.............................         2              292,378           0.03
Montana ..................................         1              216,513           0.03
Wyoming ..................................         1              168,000           0.02
Mississippi ..............................         2              158,608           0.02
                                               -----      ---------------         ------
Total: ...................................     2,837      $   853,284,260         100.00%
                                               =====      ===============         ======

      MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                                             AGGREGATE        % OF AGGREGATE
                                             NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                              MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
            MORTGAGE RATE (%)                  LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
------------------------------------------   ---------   -----------------   -----------------
 5.000 -  5.499 ..........................        16      $     7,379,944           0.86%
 5.500 -  5.999 ..........................       252           95,978,471          11.25
 6.000 -  6.499 ..........................       184           81,598,911           9.56
 6.500 -  6.999 ..........................       371          165,822,064          19.43
 7.000 -  7.499 ..........................       274          122,458,794          14.35
 7.500 -  7.999 ..........................       362          152,455,320          17.87
 8.000 -  8.499 ..........................       178           68,146,623           7.99
 8.500 -  8.999 ..........................       203           52,499,616           6.15
 9.000 -  9.499 ..........................       133           19,413,037           2.28
 9.500 -  9.999 ..........................       264           30,653,988           3.59
10.000 - 10.499 ..........................       172           19,553,861           2.29
10.500 - 10.999 ..........................       227           21,316,471           2.50
11.000 - 11.499 ..........................       101            8,703,789           1.02
11.500 - 11.999 ..........................        64            5,104,231           0.60
12.000 - 12.499 ..........................        23            1,681,284           0.20
12.500 - 12.999 ..........................         9              438,414           0.05
13.000 - 13.499 ..........................         4               79,440           0.01
                                               -----      ---------------         ------
Total: ...................................     2,837      $   853,284,260         100.00%
                                               =====      ===============         ======

                  ORIGINAL TERM OF THE GROUP II MORTGAGE LOANS

                                                             AGGREGATE        % OF AGGREGATE
                                             NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                              MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
              ORIGINAL TERM                    LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
------------------------------------------   ---------   -----------------   -----------------
120 months ...............................         1      $        12,693           0.00%
180 months ...............................       365           28,420,306           3.33
240 months ...............................         2               76,308           0.01
360 months ...............................     2,469          824,774,953          96.66
                                               -----      ---------------         ------
Total: ...................................     2,837      $   853,284,260         100.00%
                                               =====      ===============         ======

                      REMAINING TERM TO STATED MATURITY OF
               THE GROUP II MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                                             AGGREGATE        % OF AGGREGATE
                                             NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                              MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
    REMAINING TERM TO STATED MATURITY          LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
------------------------------------------   ---------   -----------------   -----------------
 61 - 120 months .........................         1      $        12,693           0.00%
121 - 180 months .........................       365           28,420,306           3.33
181 - 240 months .........................         2               76,308           0.01
301 - 360 months .........................     2,469          824,774,953          96.66
                                               -----      ---------------         ------
Total: ...................................     2,837      $   853,284,260         100.00%
                                               =====      ===============         ======

                  PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS

                                                             AGGREGATE        % OF AGGREGATE
                                             NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                              MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
              PROPERTY TYPE                    LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
------------------------------------------   ---------   -----------------   -----------------
Single Family Residence ..................     2,310      $   723,637,186          84.81%
Condominium ..............................       195           44,471,116           5.21
PUD ......................................       193           43,724,602           5.12
2-4 Family ...............................       138           40,840,513           4.79
Townhouse ................................         1              610,843           0.07
                                               -----      ---------------         ------
Total: ...................................     2,837      $   853,284,260         100.00%
                                               =====      ===============         ======

      ORIGINAL COMBINED LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS

                                                             AGGREGATE        % OF AGGREGATE
                                             NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                              MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
 ORIGINAL COMBINED LOAN-TO-VALUE RATIO (%)     LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
------------------------------------------   ---------   -----------------   -----------------
Less than or equal to 50.00 ..............         8      $     5,389,971           0.63%
50.01 -  55.00 ...........................         3            1,121,964           0.13
55.01 -  60.00 ...........................        12            6,935,472           0.81
60.01 -  65.00 ...........................        25           12,953,978           1.52
65.01 -  70.00 ...........................        39           21,242,183           2.49
70.01 -  75.00 ...........................        71           36,471,029           4.27
75.01 -  80.00 ...........................     1,226          491,842,217          57.64
80.01 -  85.00 ...........................       109           52,849,472           6.19
85.01 -  90.00 ...........................       235          104,174,601          12.21
90.01 -  95.00 ...........................       111           23,147,718           2.71
95.01 - 100.00 ...........................       998           97,155,654          11.39
                                               -----      ---------------         ------
Total: ...................................     2,837      $   853,284,260         100.00%
                                               =====      ===============         ======

                DOCUMENTATION TYPE OF THE GROUP II MORTGAGE LOANS

                                                             AGGREGATE        % OF AGGREGATE
                                             NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                              MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
            DOCUMENTATION TYPE                 LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
------------------------------------------   ---------   -----------------   -----------------
Full Documentation .......................     1,434      $   443,275,558          51.95%
Stated Documentation .....................     1,319          386,540,769          45.30
Limited Documentation ....................        82           22,790,430           2.67
No Documentation .........................         2              677,502           0.08
                                               -----      ---------------         ------
Total: ...................................     2,837      $   853,284,260         100.00%
                                               =====      ===============         ======

                   FICO SCORE FOR THE GROUP II MORTGAGE LOANS

                                                             AGGREGATE        % OF AGGREGATE
                                             NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                              MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
                FICO SCORE                     LOANS      THE CUT-OFF DATE    THE CUT-OFF DATE
------------------------------------------   ---------   -----------------   -----------------
500 - 524 ................................        34      $    16,364,689           1.92%
525 - 549 ................................        65           32,334,502           3.79
550 - 574 ................................       106           44,902,817           5.26
575 - 599 ................................       229           74,246,017           8.70
600 - 624 ................................       392          116,304,842          13.63
625 - 649 ................................       646          187,145,449          21.93
650 - 674 ................................       593          165,879,328          19.44
675 - 699 ................................       364           98,861,294          11.59
700 - 724 ................................       194           56,600,562           6.63
725 - 749 ................................       133           36,536,462           4.28
750 - 774 ................................        53           14,779,273           1.73
775 - 799 ................................        21            7,350,336           0.86
800 - 824 ................................         7            1,978,686           0.23
Total: ...................................     2,837      $   853,284,260         100.00%
                                               -----      ---------------         ------

                   LOAN PURPOSE OF THE GROUP II MORTGAGE LOANS

                                                             AGGREGATE        % OF AGGREGATE
                                             NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                              MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
               LOAN PURPOSE                    LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
------------------------------------------   ---------   -----------------   -----------------
Purchase .................................     2,183      $   555,127,814          65.06%
Refinance - Cashout ......................       632          287,578,013          33.70
Refinance - Rate Term ....................        22           10,578,433           1.24
                                               -----      ---------------         ------
Total: ...................................     2,837      $   853,284,260         100.00%
                                               =====      ===============         ======

                 OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS

                                                                  AGGREGATE         % OF AGGREGATE
                                                 NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                  MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
              OCCUPANCY STATUS                     LOANS       THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------     ---------    -----------------   -----------------
Primary ....................................       2,764        $  823,359,181          96.49%
Investment .................................          50            21,799,995           2.55
Second Home ................................          23             8,125,084           0.95
                                                   -----        --------------         ------
Total: .....................................       2,837        $  853,284,260         100.00%
                                                   =====        ==============         ======

The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.

                NEXT ADJUSTMENT DATES FOR THE GROUP II ARM LOANS

                                                                  AGGREGATE         % OF AGGREGATE
                                                              PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                 NUMBER OF    OUTSTANDING AS OF   OUTSTANDING AS OF
            NEXT ADJUSTMENT DATE                 ARM LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------     ---------    -----------------   -----------------
March 2006 .................................           1        $      547,895           0.08%
March 2007 .................................           1                75,319           0.01
May 2007 ...................................           5             1,563,807           0.22
June 2007 ..................................          27            10,386,546           1.43
July 2007 ..................................         116            41,932,318           5.78
August 2007 ................................         204            60,791,565           8.38
September 2007 .............................          63            25,094,468           3.46
October 2007 ...............................         310           136,507,910          18.83
November 2007 ..............................         440           205,058,391          28.28
December 2007 ..............................         396           198,205,161          27.34
January 2008 ...............................           1               517,762           0.07
May 2008 ...................................           4             1,300,300           0.18
June 2008 ..................................           2               486,855           0.07
July 2008 ..................................          19             5,015,275           0.69
August 2008 ................................          14             4,877,478           0.67
September 2008 .............................           5             2,155,200           0.30
October 2008 ...............................          33             9,675,717           1.33
November 2008 ..............................          11             5,828,174           0.80
December 2008 ..............................           6             3,241,023           0.45
July 2009 ..................................           1               360,000           0.05
June 2010 ..................................           1               700,000           0.10
July 2010 ..................................           9             2,778,351           0.38
August 2010 ................................           3               668,253           0.09
October 2010 ...............................           8             2,979,943           0.41
November 2010 ..............................           6             2,509,617           0.35
December 2010 ..............................           3             1,819,089           0.25
                                                   -----        --------------         ------
Total: .....................................       1,689        $  725,076,418         100.00%
                                                   =====        ==============         ======

                     GROSS MARGINS OF THE GROUP II ARM LOANS

                                                                  AGGREGATE         % OF AGGREGATE
                                                              PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                 NUMBER OF    OUTSTANDING AS OF   OUTSTANDING AS OF
              GROSS MARGIN (%)                   ARM LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------     ---------    -----------------   -----------------
2.500 - 2.999 ..............................           3        $    1,244,000           0.17%
3.000 - 3.499 ..............................           5             2,574,295           0.36
3.500 - 3.999 ..............................          16             8,426,147           1.16
4.000 - 4.499 ..............................          81            43,020,918           5.93
4.500 - 4.999 ..............................         317           136,054,845          18.76
5.000 - 5.499 ..............................         273           131,996,040          18.20
5.500 - 5.999 ..............................         508           203,022,581          28.00
6.000 - 6.499 ..............................         235           101,866,631          14.05
6.500 - 6.999 ..............................         197            84,479,289          11.65
7.000 - 7.499 ..............................          31             6,864,983           0.95
7.500 - 7.999 ..............................          18             4,715,588           0.65
8.000 - 8.499 ..............................           3               535,625           0.07
8.500 - 8.999 ..............................           2               275,477           0.04
                                                   -----        --------------         ------
Total: .....................................       1,689        $  725,076,418         100.00%
                                                   =====        ==============         ======

                MAXIMUM MORTGAGE RATES OF THE GROUP II ARM LOANS

                                                                  AGGREGATE         % OF AGGREGATE
                                                              PRINCIPAL BALANCE   PRINCIPAL BALANCE
              MAXIMUM MORTGAGE                   NUMBER OF    OUTSTANDING AS OF   OUTSTANDING AS OF
                  RATE (%)                       ARM LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------     ---------    -----------------   -----------------
11.000 - 11.499 ............................          18        $    7,977,544           1.10%
11.500 - 11.999 ............................         251            94,528,079          13.04
12.000 - 12.499 ............................         170            76,050,943          10.49
12.500 - 12.999 ............................         316           143,529,777          19.80
13.000 - 13.499 ............................         237           110,646,973          15.26
13.500 - 13.999 ............................         335           149,781,038          20.66
14.000 - 14.499 ............................         168            70,325,374           9.70
14.500 - 14.999 ............................         126            47,740,768           6.58
15.000 - 15.499 ............................          30             9,011,564           1.24
15.500 - 15.999 ............................          22             9,539,463           1.32
16.000 - 16.499 ............................          10             4,082,648           0.56
16.500 - 16.999 ............................           4             1,174,100           0.16
17.000 - 17.499 ............................           1               223,778           0.03
18.000 - 18.499 ............................           1               464,369           0.06
                                                   -----        --------------         ------
Total: .....................................       1,689        $  725,076,418         100.00%
                                                   =====        ==============         ======

                MINIMUM MORTGAGE RATES OF THE GROUP II ARM LOANS

                                                                  AGGREGATE         % OF AGGREGATE
                                                              PRINCIPAL BALANCE   PRINCIPAL BALANCE
              MINIMUM MORTGAGE                   NUMBER OF    OUTSTANDING AS OF   OUTSTANDING AS OF
                  RATE (%)                       ARM LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------     ---------    -----------------   -----------------
 5.000 -  5.499 ............................          16        $    7,379,944           1.02%
 5.500 -  5.999 ............................         282           101,356,624          13.98
 6.000 -  6.499 ............................         168            74,690,393          10.30
 6.500 -  6.999 ............................         335           151,135,308          20.84
 7.000 -  7.499 ............................         259           118,594,809          16.36
 7.500 -  7.999 ............................         325           145,163,861          20.02
 8.000 -  8.499 ............................         146            63,817,577           8.80
 8.500 -  8.999 ............................         101            41,756,517           5.76
 9.000 -  9.499 ............................          27             8,144,763           1.12
 9.500 -  9.999 ............................          20             8,236,929           1.14
10.000 - 10.499 ............................           6             3,264,416           0.45
10.500 - 10.999 ............................           2               847,130           0.12
11.000 - 11.499 ............................           1               223,778           0.03
12.000 - 12.499 ............................           1               464,369           0.06
                                                   -----        --------------         ------
Total: .....................................       1,689        $  725,076,418         100.00%
                                                   =====        ==============         ======

              INITIAL PERIODIC RATE CAPS OF THE GROUP II ARM LOANS

                                                                  AGGREGATE         % OF AGGREGATE
                                                              PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                 NUMBER OF    OUTSTANDING AS OF   OUTSTANDING AS OF
        INITIAL PERIODIC RATE CAP (%)            ARM LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------     ---------    -----------------   -----------------
1.000 ......................................           1        $      547,895           0.08%
1.500 ......................................          41            11,480,433           1.58
2.000 ......................................         918           478,675,534          66.02
3.000 ......................................         725           232,932,556          32.13
5.000 ......................................           4             1,440,000           0.20
                                                   -----        --------------         ------
Total: .....................................       1,689        $  725,076,418         100.00%
                                                   =====        ==============         ======

             SUBSEQUENT PERIODIC RATE CAPS OF THE GROUP II ARM LOANS

                                                                  AGGREGATE         % OF AGGREGATE
                                                              PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                 NUMBER OF    OUTSTANDING AS OF   OUTSTANDING AS OF
      SUBSEQUENT PERIODIC RATE CAP (%)           ARM LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------     ---------    -----------------   -----------------
1.000 ......................................         730        $  234,920,451          32.40%
1.500 ......................................         959           490,155,967          67.60
                                                   -----        --------------         ------
Total: .....................................       1,689        $  725,076,418         100.00%
                                                   =====        ==============         ======

                  LIFETIME RATE CAPS OF THE GROUP II ARM LOANS

                                                                  AGGREGATE         % OF AGGREGATE
                                                              PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                 NUMBER OF    OUTSTANDING AS OF   OUTSTANDING AS OF
           LIFETIME RATE CAP (%)                 ARM LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------     ---------    -----------------   -----------------
5.000 - 5.499 ..............................          32        $    9,992,552           1.38%
6.000 - 6.499 ..............................       1,531           677,987,078          93.51
6.500 - 6.999 ..............................           1               397,310           0.05
7.000 - 7.499 ..............................         125            36,699,478           5.06
                                                   -----        --------------         ------
Total: .....................................       1,689        $  725,076,418         100.00%
                                                   =====        ==============         ======

     PREPAYMENT PENALTY MONTHS OF THE GROUP II MORTGAGE LOANS AT ORIGINATION

                                                                  AGGREGATE         % OF AGGREGATE
                                                 NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
         PREPAYMENT PENALTY MONTHS                MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
               AT ORIGINATION                      LOANS       THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------     ---------    -----------------   -----------------
 0 .........................................         681        $  215,979,129          25.31%
 6 .........................................           3               467,301           0.05
12 .........................................         230            81,137,999           9.51
24 .........................................       1,624           465,148,539          54.51
30 .........................................           1               523,260           0.06
36 .........................................         294            88,796,713          10.41
60 .........................................           4             1,231,319           0.14
                                                   -----        --------------         ------
Total: .....................................       2,837        $  853,284,260         100.00%
                                                   =====        ==============         ======

                   ORIGINATORS OF THE GROUP II MORTGAGE LOANS

                                                                  AGGREGATE         % OF AGGREGATE
                                                 NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                  MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
                ORIGINATORS                        LOANS       THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------------------     ---------    -----------------   -----------------
Fremont ....................................       1,437        $  554,081,077          64.94%
Ownit ......................................         610           134,404,178          15.75
Other ......................................         790           164,799,004          19.31
                                                   -----        --------------         ------
Total: .....................................       2,837        $  853,284,260         100.00%
                                                   =====        ==============         ======

THE INDEX

      As of any Adjustment Date, the index applicable to the determination of the Mortgage Rate on each ARM Loan will generally be the average of the interbank offered rates for six-month United States dollar deposits in the London market as published in THE WALL STREET JOURNAL and as most recently available either (i) as of the first business day 45 days prior to that Adjustment Date or (ii) as of the first business day of the month preceding the month of the Adjustment Date, as specified in the related mortgage note ("Six-Month LIBOR" or the "Index"). In the event that the Index becomes unavailable or otherwise unpublished, the related servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable.

UNDERWRITING STANDARDS

      FREMONT INVESTMENT & LOAN. The information set forth in this section (other than the immediately following paragraph) with regard to the underwriting standards of Fremont Investment & Loan ("Fremont" or an "Originator") has been provided to the Depositor by Fremont. None of the Depositor, the Trustee, the Servicers, the Master Servicer, the Securities Administrator, the Sponsor, the Credit Risk Manager, the Underwriter or any of their respective affiliates has made any independent investigation of this information or has made or will make any representation as to the accuracy or completeness of this information.

      Approximately 75.75% of the Mortgage Loans (the "Fremont Mortgage Loans"), which will be acquired on the Closing Date by the Depositor from the Sponsor, were acquired by the Sponsor from Fremont prior to the Closing Date.

      All of the Fremont Mortgage Loans were originated or acquired by Fremont, generally in accordance with the underwriting criteria described in this section. The following is a summary of the underwriting guidelines believed by the Depositor to have been applied, with some variation, by Fremont. This summary does not purport to be a complete description of the underwriting guidelines of Fremont.

      Substantially all of the Fremont Mortgage Loans are based on loan application packages submitted through licensed mortgage brokers. These brokers must meet minimum standards set by Fremont based on an analysis of the following information submitted with an application for approval: applicable state license (in good standing), signed broker application and agreement, and signed broker authorization. Once approved, licensed mortgage brokers are eligible to submit loan application packages in compliance with the terms of a signed broker agreement.

      Mortgage loans are underwritten in accordance with Fremont's current underwriting programs, referred to as the Scored Programs ("SCORED PROGRAMS"), subject to various exceptions as described in this section. Fremont began originating mortgage loans pursuant to Scored Programs in 2001 and the Scored Programs have been the exclusive type of origination programs beginning in 2004. Fremont's underwriting guidelines are primarily intended to assess the ability and willingness of the borrower to repay the debt and to evaluate the adequacy of the mortgaged property as collateral for the mortgage loan. The Scored Programs assess the risk of default by using Credit Scores obtained from third party credit repositories along with, but not limited to, past mortgage payment history, seasoning on bankruptcy and/or foreclosure and loan-to-value ratios as an aid to, not a substitute for, the underwriter's judgment. All of the mortgage loans in the mortgage pool were underwritten with a view toward the resale of the mortgage loans in the secondary mortgage market.

      The Scored Programs were developed to simplify the origination process. In contrast to assignment of credit grades according to traditional non-agency credit assessment methods, i.e., mortgage and other credit delinquencies, the Scored Programs rely upon a borrower's Credit Score, mortgage payment history and seasoning on any bankruptcy/foreclosure initially to determine a borrower's likely future credit performance. Licensed mortgage brokers are able to access Credit Scores at the initial phases of the loan application process and use the Credit Score to determine the interest rates a borrower may qualify for based upon Fremont's Scored Programs risk-based pricing matrices. Final loan terms are subject to approval by Fremont.

      Under the Scored Programs, Fremont requires credit reports for each borrower, using the Credit Score of the primary borrower (the borrower with the highest percentage of total income) to determine program eligibility. Credit Scores must be requested from each national credit repository. For the purpose of determining program eligibility,

      o if Credit Scores are available from all three credit repositories, the middle of the three Credit Scores is used,

      o if Credit Scores are available from only two of the repositories, the lower of the two Credit Scores is used, and

      o if a single Credit Score is available, the single Credit Score will be used; however, potential borrowers with a single Credit Score will not qualify for loan amounts in excess of $750,000, loans with loan-to-value ratios in excess of 90% or 80% (depending on type of program) and second mortgage loans with loan-to-value ratios in excess of 5%.

      Generally, the minimum applicable Credit Score allowed is 500, however borrowers with no Credit Scores are not automatically rejected and may be eligible for certain loan programs in appropriate circumstances.

      All of the Fremont Mortgage Loans were underwritten by Fremont's underwriters having the appropriate approval authority. Each underwriter is granted a level of authority commensurate with their proven judgment, experience and credit skills. On a case by case basis, Fremont may determine that, based upon compensating factors, a prospective mortgagor not strictly qualifying under the underwriting risk category guidelines described below is nonetheless qualified to receive a loan, i.e., an underwriting exception. Compensating factors may include, but are not limited to, low loan-to-value ratio, low debt to income ratio, substantial liquid assets, good credit history, stable employment and time in residence at the applicant's current address. It is expected that a substantial portion of the mortgage loans may represent such underwriting exceptions.

      There are three documentation types, Full Documentation ("FULL DOCUMENTATION"), Easy Documentation ("EASY DOCUMENTATION") and Stated Income ("STATED INCOME"). Fremont's underwriters verify the income of each applicant under various documentation types as follows: under Full Documentation, applicants are generally required to submit verification of stable income for the periods of one to two years preceding the application dependent on credit profile; under Easy Documentation, the borrower is qualified based on verification of adequate cash flow by means of personal or business bank statements; under Stated Income, applicants are qualified based on monthly income as stated on the mortgage application. The income is not verified under the Stated Income program; however, the income stated must be reasonable and customary for the applicant's line of work.

      Fremont originates loans secured by 1-4 unit residential properties made to eligible borrowers with a vested fee simple (or in some cases a leasehold) interest in the property. Fremont's underwriting guidelines are applied in accordance with a procedure which complies with applicable federal and state laws and regulations and require an appraisal of the mortgaged property, and if appropriate, a review appraisal. Generally, initial appraisals are provided by qualified independent appraisers licensed in their respective states. Review appraisals may only be provided by appraisers approved by Fremont. In some cases, Fremont relies on a statistical appraisal methodology provided by a third-party. Qualified independent appraisers must meet minimum standards of licensing and provide errors and omissions insurance in states where it is required to become approved to do business with Fremont. Each uniform residential appraisal report includes a market data analysis based on recent sales of comparable homes in the area and, where deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home. The review appraisal may be a desk review, field review or an automated valuation report that confirms or supports the original appraiser's value of the mortgaged premises.

      Fremont requires title insurance on all first mortgage loans, which are secured by liens on real property. Fremont also requires that fire and extended coverage casualty insurance be maintained on the secured property in an amount at least equal to the principal balance of the related loan or the replacement cost of the property, whichever is less.

      Fremont conducts a number of quality control procedures, including a post-funding review as well as a full re-underwriting of a random selection of loans to assure asset quality. Under the funding review, all loans are reviewed to verify credit grading, documentation compliance and data accuracy. Under the asset quality procedure, a random selection of each month's originations is reviewed. The loan review confirms the existence and accuracy of legal documents, credit documentation, appraisal analysis and underwriting decision. A report detailing review findings and level of error is sent monthly to each loan production office for response. The review findings and branch responses are then reviewed by Fremont's senior management. Adverse findings are tracked monthly. This review procedure allows Fremont to assess programs for potential guideline changes, program enhancements, appraisal policies, areas of risk to be reduced or eliminated and the need for additional staff training.

      BALLOON LOANS. The majority of loans originated by Fremont provide for the full amortization of the principal amount on the final maturity date. Beginning in September 2005, Fremont began originating certain mortgage loans that do not provide for full amortization prior to maturity, where the payment of any remaining unamortized principal balance is due in a single or balloon payment at maturity. These balloon loans originated by Fremont provide for amortization of principal based on a 40 year period with a term to maturity of 30 years ("40/30 LOANS").

      SECOND LIEN MORTGAGE LOANS. Fremont currently has two programs for the origination of second lien mortgage loans. The current programs are limited to loans that are originated contemporaneously with the origination of a loan secured by a first lien. The first program allows for loans with up to 5% loan to value and maximum combined loan to values of 95%. This program is limited to borrowers with Credit Scores in excess of 580, credit grades of at least "C" and debt to income ratios not greater than 50%; however, eligible borrowers may not be participants in a consumer credit counseling or other debt repayment program. Permissible loan balances for this program are from $15,000 to $37,500. The maximum term on these loans is 10 to 30 years; provided, that a 15 year amortization term is available only for Full Documentation or Easy Documentation loans with an original loan balance in excess of $15,000. Terms over 15 years are available only for Full Documentation or Easy Documentation loans with an original loan balance in excess of $25,000. Loans under this program are available for "owner occupied" or "non-owner occupied" properties.

      The second program is for borrowers with Credit Scores in excess of 580. This program allows for loans of up to 20% loan to value and 100% maximum combined loan to values and is limited to borrowers in credit grades of "A+" and "A" and debt ratios not greater than 50%. Permissible loan balances for this program are from $10,000 to $187,500. Combined loan balances (first and second lien mortgage loans) of up to $937,500 are allowed to borrowers under Full Documentation or Stated Documentation loans that have Credit Scores of 620 and greater. The loans are available with amortization terms of 10, 15, 20 and 30 years, however loan balances must be at least $25,000 to qualify for an amortization term of 20 years or longer. Rural properties and properties in Alaska are not allowed under this program.

      Fremont recently discontinued an additional second lien mortgage program that was a stand alone program for borrowers with Credit Scores in excess of
580. This program allowed for loans of 20% loan to value and 100% maximum combined loan to values and was limited to borrowers in credit grades of "A+" and "A" and debt ratios not greater than 50%. Permissible loan balances for this program were from $10,000 to $125,000. Combined loan balances (first and second lien mortgage loans) of up to $625,000 were allowed to borrowers under Full Documentation loans that had Credit Scores of 620 and greater. The limit on the combined loan balance was $500,000 for Stated Income loans; provided that no

Stated Income loan may have been a borrower with a Credit Score of less than
620. The loans were available with amortization terms of 10, 15, 20 and 30 years, however loan balances must have been at least $25,000 to qualify for a 20 year amortization term and at least $50,000 for a 30 year amortization term. Rural properties and properties in Alaska were not allowed under this program.

RISK CATEGORIES

      Fremont's underwriting guidelines under the Scored Programs with respect to each rating category generally require:

      o debt to income ratios of 55% or less on mortgage loans with loan-to-value ratios of 90% or less, however, debt to income ratios of 50% or less are required on loan-to-value ratios greater than 90%;

      o     applicants have a Credit Score of at least 500;

      o that no liens or judgments affecting title may remain open after the funding of the loan, other than liens in favor of the internal revenue service that are subordinated to the loan; and

      o that any collection, charge-off, or judgment not affecting title that is less than 1 year old must be paid in connection with closing if either its balance is greater than $1,000 or the aggregate balances of all such collections, charge-offs or judgments are greater than $2,500.

      In addition, the various risk categories generally have the following criteria for borrower eligibility:

      "A+." Under the "A+" category, an applicant must have no 30-day late mortgage payments within the last 12 months and it must be at least 24 months since discharge of any Chapter 7 or Chapter 13 bankruptcy and/or foreclosure. The maximum loan-to-value ratio is 100% with a minimum Credit Score of 600. The maximum permitted loan-to-value ratio is reduced for: reduced income documentation, non-owner occupied properties, properties with 3-4 units, or properties with rural characteristics.

      "A." Under the "A" category, an applicant must have not more than one 30-day late mortgage payment within the last 12 months and it must be at least 24 months since discharge of any Chapter 7 or Chapter 13 bankruptcy and/or foreclosure. The maximum loan-to-value ratio is 100% with a minimum Credit Score of 600. The maximum permitted loan-to-value ratio is reduced for: reduced income documentation, non-owner occupied properties, properties with 3-4 units, or properties with rural characteristics.

      "A-." Under the "A-" category, an applicant must have not more than three 30-day late mortgage payments within the last 12 months and it must be at least 24 months since discharge of any Chapter 7 or Chapter 13 bankruptcy and/or foreclosure. The maximum loan-to-value ratio is 90% with a minimum Credit Score of 550. The maximum permitted loan-to-value ratio is reduced for: reduced income documentation, non-owner occupied properties, properties with 3-4 units, or properties with rural characteristics.

      "B." Under the "B" category, an applicant must have not more than one 60-day late mortgage payment within the last 12 months and it must be at least 18 months since discharge of any Chapter 7 or Chapter 13 bankruptcy and/or foreclosure. The maximum loan-to-value ratio is 90% with a Credit Score of 550. The maximum permitted loan-to-value ratio is reduced for: reduced income documentation, non-owner occupied properties, properties with 3-4 units, or properties with rural characteristics.

      "C." Under the "C" category, an applicant must have not more than one 90-day late mortgage payment within the last 12 months and it must be at least 12 months since discharge of any Chapter 7 or

Chapter 13 bankruptcy and/or foreclosure. The maximum permitted loan-to-value ratio is 85% with a minimum Credit Score of 580. The maximum permitted loan-to-value ratio is reduced for: reduced income documentation, non-owner occupied properties, properties with 3-4 units, or properties with rural characteristics.

      "C-." Under the "C-" category, an applicant must not be more than 150 days delinquent with respect to its current mortgage payment and it must not be subject of a Chapter 7 or Chapter 13 bankruptcy and/or foreclosure. The maximum permitted loan-to-value ratio is 70% with a minimum Credit Score of 500. The maximum permitted loan-to-value ratio is reduced for: reduced income documentation, non-owner occupied properties, properties with 3-4 units, or properties with rural characteristics.

      "D." Under the "D" category, an applicant must not be more than 180 days delinquent with respect to its current mortgage payment. Any Chapter 7 or Chapter 13 bankruptcy proceedings and/or foreclosure actions must be paid in connection with closing. The maximum permitted loan-to-value ratio is 65% with a minimum Credit Score of 500. The maximum permitted loan-to-value ratio is reduced to 60% if the property is currently subject to foreclosure proceedings.

ADDITIONAL INFORMATION CONCERNING THE MORTGAGE LOANS

      The description in this free writing prospectus of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as constituted as of the close of business on the Cut-off Date, as adjusted for the scheduled principal payments due on or before such date. Prior to the issuance of the certificates, Mortgage Loans may be removed from the Mortgage Pool as a result of incomplete documentation or otherwise if the Depositor deems the removal necessary or desirable, and may be prepaid at any time. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the certificates unless including these mortgage loans would materially alter the characteristics of the Mortgage Pool as described in this free writing prospectus. The Depositor believes that the information set forth in this free writing prospectus will be representative of the characteristics of the Mortgage Pool as it will be constituted at the time the certificates are issued, although the range of Mortgage Rates and maturities and other characteristics of the Mortgage Loans may vary. If, as of the Closing Date, any material pool characteristic differs by 5% or more from the description in this free writing prospectus, revised disclosure will be provided either in the prospectus supplement or in a Current Report on Form 8-K.

                            YIELD ON THE CERTIFICATES

GENERAL PREPAYMENT CONSIDERATIONS

      The rate of principal payments on the Offered Certificates, the aggregate amount of distributions on such certificates and the yield to maturity of such certificates will be related to the rate and timing of payments of principal on the Mortgage Loans. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans as they change from time to time to accommodate changes in the Mortgage Rates and by the rate of principal prepayments thereon (including for this purpose, payments resulting from refinancings, liquidations of the Mortgage Loans due to defaults, casualties, condemnations and repurchases, whether optional or required, by the Depositor, the Servicers or the Sponsor). The Mortgage Loans may be prepaid by the mortgagors at any time; however, as described under "The Mortgage Pool" in this free writing prospectus, with respect to approximately 65.00% of the Mortgage Loans, by aggregate principal balance of the Mortgage Loans as of the Cut-off Date, a prepayment may subject the related mortgagor to a Prepayment Charge.

      Prepayments, liquidations and repurchases of the Mortgage Loans will result in distributions in respect of principal to the holders of the class or classes of Offered Certificates then entitled to receive distributions that otherwise would be distributed over the remaining terms of the Mortgage Loans. Since the rates of payment of principal on the Mortgage Loans will depend on future events and a variety of factors, no assurance can be given as to that rate or the rate of principal prepayments. The extent to which the yield to maturity of any class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which the Offered Certificates are purchased at a discount or premium and the degree to which the timing of payments thereon is sensitive to prepayments on the Mortgage Loans. Further, an investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to the investor that is lower than the anticipated yield. In the case of any Offered Certificate purchased at a premium, there is a risk that a faster than anticipated rate of principal payments could result in an actual yield to the investor that is lower than the anticipated yield. In general, the earlier prepayments of principal are made on the Mortgage Loans, the greater the effect on the yield to maturity of the Offered Certificates. As a result, the effect on an investors' yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

      It is highly unlikely that the Mortgage Loans will prepay at any constant rate until maturity or that all of the Mortgage Loans will prepay at the same rate. Moreover, the timing of prepayments on the Mortgage Loans may significantly affect the yield to maturity on the Offered Certificates, even if the average rate of principal payments experienced over time is consistent with an investor's expectation.

      The rate of payments (including prepayments) on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors. If prevailing mortgage rates fall significantly below the Mortgage Rates on the Mortgage Loans, the rate of prepayment and refinancing would be expected to increase. Conversely, if prevailing mortgage rates rise significantly above the Mortgage Rates on the Mortgage Loans, the rate of prepayment on the Mortgage Loans would be expected to decrease. Other factors affecting prepayment of mortgage loans include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. The prepayment experience of the Delayed First Adjustment Mortgage Loans may differ from that of the other Mortgage Loans. The Delayed First Adjustment Mortgage Loans may be subject to greater rates of prepayments as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the Mortgage Rates on the Delayed First Adjustment Mortgage Loans as mortgagors seek to avoid changes in their monthly payments. In addition, the existence of the applicable Periodic Rate Cap, Maximum Mortgage Rate and Minimum Mortgage Rate may affect the likelihood of prepayments resulting from refinancings. There can be no certainty as to the rate of prepayments on the Mortgage Loans during any period or over the life of the certificates. See "Yield Considerations" in the prospectus.

      Because principal distributions are paid to certain classes of Offered Certificates before other classes, holders of classes of Offered Certificates having a later priority of payment bear a greater risk of losses than holders of classes having earlier priorities for distribution of principal. This is because the certificates having a later priority of payment will represent an increasing percentage interest in the trust fund during the period prior to the commencement of distributions of principal on these certificates. As described under "Description of the Certificates--Principal Distributions on the Offered Certificates" in this free writing prospectus, prior to the Stepdown Date, all principal payments on the Mortgage Loans will be allocated to the Class A Certificates. Thereafter, as further described in this free writing prospectus, during certain periods, subject to certain delinquency triggers described in this free writing prospectus, all principal payments on the Mortgage Loans will be allocated among the Class A Certificates and all classes of the Mezzanine Certificates in the priorities described under "Description of the Certificates--Principal Distributions on the Offered Certificates" in this free writing prospectus.

      In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. In addition, default rates may be higher for mortgage loans used to refinance an existing mortgage loan. In the event of a mortgagor's default on a Mortgage Loan, there can be no assurance that recourse will be available beyond the specific Mortgaged Property pledged as security for repayment. See "The Mortgage Pool--Underwriting Standards" in this free writing prospectus.

SPECIAL YIELD CONSIDERATIONS

      The Mortgage Rates on approximately 13.00% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, are fixed and will not vary with any index. The Mortgage Rates on approximately 87.00% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, adjust semi-annually based upon Six-Month LIBOR subject to periodic and lifetime limitations and after an initial period of six months or two, three, four or five years with respect to Delayed First Adjustment Mortgage Loans. The Pass-Through Rate on the Offered Certificates adjusts monthly based upon One-Month LIBOR, subject to the applicable Net WAC Pass-Through Rate, with the result that increases in the Pass-Through Rates on such certificates may be limited for extended periods in a rising interest rate environment. Investors should note that all of the ARM Loans are Delayed First Adjustment Mortgage Loans. The interest due on the Mortgage Loans during any Due Period, net of the expenses of the trust and the supplemental interest trust (including any Net Swap Payment and any Swap Termination Payment payable to the Swap Provider which was not caused by the occurrence of a Swap Provider Trigger Event), may not equal the amount of interest that would accrue at One-Month LIBOR plus the applicable spread on the Offered Certificates during the related Interest Accrual Period; however, any shortfall of this kind will be payable to the holders of such certificates, but only to the extent and in the priority described under "Description of the Certificates--Overcollateralization Provisions" and "Description of the Certificates--The Interest Rate Swap Agreement and the Swap Provider" in this free writing prospectus. In addition, Six-Month LIBOR and One-Month LIBOR may respond differently to economic and market factors. Thus, it is possible, for example, that if both One-Month LIBOR and Six-Month LIBOR rise during the same period, one-month LIBOR may rise more rapidly than Six-Month LIBOR, potentially resulting in the application of the applicable Net WAC Pass-Through Rate on the Offered Certificates, which would adversely affect the yield to maturity on such certificates.

      If the pass-through rates on the Offered Certificates are limited by the applicable Net WAC Pass-Through Rate for any Distribution Date, the resulting interest shortfalls, which are referred to herein as "Net WAC Rate Carryover Amounts", may be recovered by the holders of such certificates on such Distribution Date or on future Distribution Dates, to the extent that on such Distribution Date or future Distribution Dates there are any available funds remaining after certain other distributions on the Offered Certificates and the payment of certain fees and expenses of the trust and the supplemental interest trust (including any Net Swap Payment payable to the Swap Provider and any Swap Termination Payment payable to the Swap Provider which was not caused by the occurrence of a Swap Provider Trigger Event). The ratings on the Offered Certificates will not address the likelihood of any such recovery of such interest shortfalls by holders of those certificates from amounts received or advanced on the Mortgage Loans. In addition, any Net Swap Payment payable by the Swap Provider on any given Distribution Date will be available to pay any Net WAC Rate Carryover Amounts remaining unpaid on such Distribution Date after taking into account any amounts paid in respect thereof from collections, advances and other recoveries on the Mortgage Loans.

      As described under "Description of the Certificates--Allocation of Losses; Subordination," amounts otherwise distributable to holders of the Mezzanine Certificates and the Class CE-1 Certificates may be made available to protect the holders of the Class A Certificates against interruptions in distributions due to certain mortgagor delinquencies, to the extent not covered by P&I Advances. Such delinquencies may affect the yield to investors in the Mezzanine Certificates and, even if subsequently cured, will affect the timing of the receipt of distributions by the holders of the Mezzanine Certificates. In addition, the rate of delinquencies or losses will affect the rate of principal payments on the Mezzanine Certificates. See "Description of the Certificates--Principal Distributions on the Offered Certificates" in this free writing prospectus.

WEIGHTED AVERAGE LIVES

      Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security until each dollar of principal of that security will be repaid to the investor. The weighted average life of the Offered Certificates will be influenced by the rate at which principal on the Mortgage Loans is paid, which may be in the form of scheduled payments or prepayments (including repurchases and prepayments of principal by the mortgagor as well as amounts received by virtue of condemnation, insurance or foreclosure with respect to the Mortgage Loans), and the timing of these payments. The "Assumed Final Distribution Date" for each class of the Offered Certificates is the Distribution Date occurring in February 2036. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of all of the Mortgage Loans. Since the rate of payment (including prepayments) of principal on the Mortgage Loans can be expected to exceed the scheduled rate of payments, and could exceed the scheduled rate by a substantial amount, the disposition of the last remaining Mortgage Loan may be earlier, and could be substantially earlier, than the Assumed Final Distribution Date.

      Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The prepayment assumption used in this free writing prospectus with respect to the adjustable-rate Mortgage Loans assumes a prepayment rate for the mortgage loans of 100% PPC. To assume 100% PPC is to assume (i) a per annum prepayment rate of 5% of the then outstanding principal balance of the mortgage loans in the first month of the life of the mortgage loans, (ii) an additional 2% per annum in each month thereafter through the eleventh month, (iii) building to a constant prepayment rate of 27% per annum beginning in the twelfth month and remaining constant until the twenty-third month, (iv) increasing to and remaining constant at a prepayment rate of 60% per annum beginning in the twenty-fourth month until the twenty-seventh month and
(v) decreasing and remaining constant at a prepayment rate of 30% per annum from the twenty-eighth month and thereafter; provided, however, the prepayment rate will not exceed 85% per annum in any period for any percentage of PPC. The prepayment assumption used in this free writing prospectus with respect to the fixed-rate Mortgage Loans assumes a prepayment rate of 100% PPC. To assume 100% PPC is to assume (i) a per annum prepayment rate of 4% of the then outstanding principal balance of the mortgage loans in the first month of the life of the mortgage loans, (ii) an additional approximate 1.72727% per annum in each month thereafter through the eleventh month and (iii) a constant prepayment rate of 23% per annum beginning in the twelfth month and in each month thereafter during the life of the mortgage loans; provided, however, the prepayment rate will not exceed 85% per annum in any period for any percentage of PPC. No representation is made that the Mortgage Loans will prepay in accordance with such prepayment models or any other rate. We refer to each such prepayment model herein as a "Prepayment Assumption".

      The tables entitled "Percent of Initial Certificate Principal Balance Outstanding at the Specified Percentages of the Prepayment Assumption" indicate the percentage of the initial Certificate Principal Balance of the Offered Certificates that would be outstanding after each of the dates shown at various percentages of PPC, and the corresponding weighted average lives of these certificates. The tables are based on the following assumptions (the "Modeling Assumptions"): (i) the Mortgage Pool consists of ____ assumed mortgage loans with the characteristics set forth below, (ii) distributions on the certificates are received, in cash, on the 25th day of each month, commencing in March 2006;
(iii) the Mortgage Loans prepay at the percentages of PPC indicated; (iv) no defaults or delinquencies occur in the payment by mortgagors of principal and interest on the Mortgage Loans and no shortfalls due to the application of the Relief Act or similar state or local laws are incurred; (v) none of the Depositor, the Servicers, the Master Servicer or any other person purchases from the trust fund any Mortgage Loan under any obligation or option under the pooling and servicing agreement, except as indicated in footnote two in the tables; (vi) scheduled monthly payments on the Mortgage Loans are received on the first day of each month commencing in March 2006, and are computed prior to giving effect to any prepayments received in the prior month; (vii) prepayments representing payment in full of individual Mortgage Loans are received on the last day of each month commencing in February 2006, and include 30 days' interest thereon; (viii) the scheduled monthly payment for each Mortgage Loan is calculated based on the assumed mortgage loan characteristics stated below; (ix) the certificates are purchased on February 28, 2006; (x) Six-Month LIBOR remains constant at _____% per annum and the gross mortgage rate on each ARM Loan is adjusted according to the assumed mortgage loan characteristics; (xi) One-Month LIBOR remains constant at ___________% per annum; (xii) the Class P Certificates have a Certificate Principal Balance equal to zero; (xiii) the fee payable to the Servicers and the Interim Servicer is assumed to be equal to 0.50% per annum and the Credit Risk Manager's fee is assumed to be equal to 0.0135% per annum;
(xiv) the fixed swap payment is calculated based on a per annum rate of ______% and (xv) the premium payable to the Insurer in connection with the Class A-1B2 Certificates is 0.06%.

                 ASSUMED GROUP IA MORTGAGE LOAN CHARACTERISTICS

            Remaining
              Term        Remaining
Principal      to       Amortization              Mortgage            Gross
 Balance     Maturity       Term          Age       Rate     Index   Margin
   ($)       (Months)     (Months)     (Months)      (%)     Type*     (%)
---------   ---------   ------------   --------   --------   -----   ------

                                                                        Remaining
 Maximum    Minimum    Initial   Subsequent                   Rate      Interest
Mortgage   Mortgage   Periodic    Periodic     Months to   Adjustment     Only
  Rate       Rate     Rate Cap    Rate Cap     Next Rate    Frequency     Term
   (%)        (%)        (%)         (%)      Adjustment    (Months)    (Months)
--------   --------   --------   ----------   ----------   ----------   ---------

                 ASSUMED GROUP IA MORTGAGE LOAN CHARACTERISTICS

            Remaining
              Term        Remaining
Principal      to       Amortization              Mortgage            Gross
 Balance     Maturity       Term          Age       Rate     Index   Margin
   ($)       (Months)     (Months)     (Months)      (%)     Type*     (%)
---------   ---------   ------------   --------   --------   -----   ------

                                                                        Remaining
 Maximum    Minimum    Initial   Subsequent                   Rate      Interest
Mortgage   Mortgage   Periodic    Periodic     Months to   Adjustment     Only
  Rate       Rate     Rate Cap    Rate Cap     Next Rate    Frequency     Term
   (%)        (%)        (%)         (%)      Adjustment    (Months)    (Months)
--------   --------   --------   ----------   ----------   ----------   ---------

                 ASSUMED GROUP IA MORTGAGE LOAN CHARACTERISTICS

            Remaining
              Term        Remaining
Principal      to       Amortization              Mortgage            Gross
 Balance     Maturity       Term          Age       Rate     Index   Margin
   ($)       (Months)     (Months)     (Months)      (%)     Type*     (%)
---------   ---------   ------------   --------   --------   -----   ------

                                                                        Remaining
 Maximum    Minimum    Initial   Subsequent                   Rate      Interest
Mortgage   Mortgage   Periodic    Periodic     Months to   Adjustment     Only
  Rate       Rate     Rate Cap    Rate Cap     Next Rate    Frequency     Term
   (%)        (%)        (%)         (%)      Adjustment    (Months)    (Months)
--------   --------   --------   ----------   ----------   ----------   ---------

*LIB6M means Six-Month LIBOR. FR means Fixed Rate.

                 ASSUMED GROUP IB MORTGAGE LOAN CHARACTERISTICS

            Remaining
              Term        Remaining
Principal      to       Amortization              Mortgage            Gross
 Balance     Maturity       Term          Age       Rate     Index   Margin
   ($)       (Months)     (Months)     (Months)      (%)     Type*     (%)
---------   ---------   ------------   --------   --------   -----   ------

                                                                        Remaining
 Maximum    Minimum    Initial   Subsequent                   Rate      Interest
Mortgage   Mortgage   Periodic    Periodic     Months to   Adjustment     Only
  Rate       Rate     Rate Cap    Rate Cap     Next Rate    Frequency     Term
   (%)        (%)        (%)         (%)      Adjustment    (Months)    (Months)
--------   --------   --------   ----------   ----------   ----------   ---------

                 ASSUMED GROUP IB MORTGAGE LOAN CHARACTERISTICS

            Remaining
              Term        Remaining
Principal      to       Amortization              Mortgage            Gross
 Balance     Maturity       Term          Age       Rate     Index   Margin
   ($)       (Months)     (Months)     (Months)      (%)     Type*     (%)
---------   ---------   ------------   --------   --------   -----   ------

                                                                        Remaining
 Maximum    Minimum    Initial   Subsequent                   Rate      Interest
Mortgage   Mortgage   Periodic    Periodic     Months to   Adjustment     Only
  Rate       Rate     Rate Cap    Rate Cap     Next Rate    Frequency     Term
   (%)        (%)        (%)         (%)      Adjustment    (Months)    (Months)
--------   --------   --------   ----------   ----------   ----------   ---------

                 ASSUMED GROUP IB MORTGAGE LOAN CHARACTERISTICS

            Remaining
              Term        Remaining
Principal      to       Amortization              Mortgage            Gross
 Balance     Maturity       Term          Age       Rate     Index   Margin
   ($)       (Months)     (Months)     (Months)      (%)     Type*     (%)
---------   ---------   ------------   --------   --------   -----   ------

                                                                        Remaining
 Maximum    Minimum    Initial   Subsequent                   Rate      Interest
Mortgage   Mortgage   Periodic    Periodic     Months to   Adjustment     Only
  Rate       Rate     Rate Cap    Rate Cap     Next Rate    Frequency     Term
   (%)        (%)        (%)         (%)      Adjustment    (Months)    (Months)
--------   --------   --------   ----------   ----------   ----------   ---------

                 ASSUMED GROUP II MORTGAGE LOAN CHARACTERISTICS

            Remaining
              Term        Remaining
Principal      to       Amortization              Mortgage            Gross
 Balance     Maturity       Term          Age       Rate     Index   Margin
   ($)       (Months)     (Months)     (Months)      (%)     Type*     (%)
---------   ---------   ------------   --------   --------   -----   ------

                                                                        Remaining
 Maximum    Minimum    Initial   Subsequent                   Rate      Interest
Mortgage   Mortgage   Periodic    Periodic     Months to   Adjustment     Only
  Rate       Rate     Rate Cap    Rate Cap     Next Rate    Frequency     Term
   (%)        (%)        (%)         (%)      Adjustment    (Months)    (Months)
--------   --------   --------   ----------   ----------   ----------   ---------

                 ASSUMED GROUP II MORTGAGE LOAN CHARACTERISTICS

            Remaining
              Term        Remaining
Principal      to       Amortization              Mortgage            Gross
 Balance     Maturity       Term          Age       Rate     Index   Margin
   ($)       (Months)     (Months)     (Months)      (%)     Type*     (%)
---------   ---------   ------------   --------   --------   -----   ------

                                                                        Remaining
 Maximum    Minimum    Initial   Subsequent                   Rate      Interest
Mortgage   Mortgage   Periodic    Periodic     Months to   Adjustment     Only
  Rate       Rate     Rate Cap    Rate Cap     Next Rate    Frequency     Term
   (%)        (%)        (%)         (%)      Adjustment    (Months)    (Months)
--------   --------   --------   ----------   ----------   ----------   ---------

                 ASSUMED GROUP II MORTGAGE LOAN CHARACTERISTICS

            Remaining
              Term        Remaining
Principal      to       Amortization              Mortgage            Gross
 Balance     Maturity       Term          Age       Rate     Index   Margin
   ($)       (Months)     (Months)     (Months)      (%)     Type*     (%)
---------   ---------   ------------   --------   --------   -----   ------

                                                                        Remaining
 Maximum    Minimum    Initial   Subsequent                   Rate      Interest
Mortgage   Mortgage   Periodic    Periodic     Months to   Adjustment     Only
  Rate       Rate     Rate Cap    Rate Cap     Next Rate    Frequency     Term
   (%)        (%)        (%)         (%)      Adjustment    (Months)    (Months)
--------   --------   --------   ----------   ----------   ----------   ---------

*LIB6M means Six-Month LIBOR. FR means Fixed Rate.

      There will be discrepancies between the characteristics of the actual Mortgage Loans and the characteristics assumed in preparing the tables entitled "Percent of Initial Certificate Principal Balance Outstanding at the Specified Percentages of the Prepayment Assumption". Any discrepancy may have an effect upon the percentages of the initial Certificate Principal Balance outstanding, and the weighted average lives, of the Offered Certificates set forth in the tables. In addition, since the actual Mortgage Loans will have characteristics that differ from those assumed in preparing the tables and since it is not likely the level of Six-Month LIBOR or One-Month LIBOR will remain constant as assumed, the Offered Certificates may mature earlier or later than indicated by the tables. In addition, as described under "Description of the Certificates-Principal Distributions on the Offered Certificates" in this free writing prospectus, the occurrence of the Stepdown Date or a Trigger Event will have the effect of accelerating or decelerating the amortization of the Offered Certificates, affecting the weighted average lives of such certificates. Based on the foregoing assumptions, the tables indicate the weighted average lives of each class of Offered Certificates and set forth the percentages of the initial Certificate Principal Balance of such certificates that would be outstanding after each of the Distribution Dates shown, at various percentages of the Prepayment Assumption. Neither the prepayment model used in this free writing prospectus nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans. Variations in the prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentages of initial Certificate Principal Balances, and weighted average lives, shown in the following tables. These variations may occur even if the average prepayment experience of all the Mortgage Loans equals any of the specified percentages of the Prepayment Assumption.

          PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                    CLASS A-1A
                                                 --------------------------------------------------
                                                 0% PPC   55% PPC   100% PPC   125% PPC    160% PPC
                                                 ------   -------   --------   --------    --------
Distribution Date
-----------------

Initial Percentage ..........................     100%      100%      100%       100%        100%
February 25, 2007 ...........................
February 25, 2008 ...........................
February 25, 2009 ...........................
February 25, 2010 ...........................
February 25, 2011 ...........................
February 25, 2012 ...........................
February 25, 2013 ...........................
February 25, 2014 ...........................
February 25, 2015 ...........................
February 25, 2016 ...........................
February 25, 2017 ...........................
February 25, 2018 ...........................
February 25, 2019 ...........................
February 25, 2020 ...........................
February 25, 2021 ...........................
February 25, 2022 ...........................
February 25, 2023 ...........................
February 25, 2024 ...........................
February 25, 2025 ...........................
February 25, 2026 ...........................
February 25, 2027 ...........................
February 25, 2028 ...........................
February 25, 2029 ...........................
February 25, 2030 ...........................
February 25, 2031 ...........................
February 25, 2032 ...........................
February 25, 2033 ...........................
February 25, 2034 ...........................
February 25, 2035 ...........................
February 25, 2036 ...........................

Weighted Average Life in Years (1)
Weighted Average Life in Years (1)(2)

----------
*Indicates a number that is greater than zero but less than 0.5%.

(1) The weighted average life of a certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the aggregate amount of the distribution of principal described in clause (a) above.

(2) Assumes that the Master Servicer or a Servicer exercises its option to purchase the Mortgage Loans on the earliest possible Distribution Date on which it is permitted to exercise this option. SEE "POOLING AND SERVICING AGREEMENT--TERMINATION" IN THIS FREE WRITING PROSPECTUS.

          PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                    CLASS A-1B1
                                                 --------------------------------------------------
                                                 0% PPC   55% PPC   100% PPC   125% PPC    160% PPC
                                                 ------   -------   --------   --------    --------
Distribution Date
-----------------

Initial Percentage ..........................     100%      100%      100%       100%        100%
February 25, 2007 ...........................
February 25, 2008 ...........................
February 25, 2009 ...........................
February 25, 2010 ...........................
February 25, 2011 ...........................
February 25, 2012 ...........................
February 25, 2013 ...........................
February 25, 2014 ...........................
February 25, 2015 ...........................
February 25, 2016 ...........................
February 25, 2017 ...........................
February 25, 2018 ...........................
February 25, 2019 ...........................
February 25, 2020 ...........................
February 25, 2021 ...........................
February 25, 2022 ...........................
February 25, 2023 ...........................
February 25, 2024 ...........................
February 25, 2025 ...........................
February 25, 2026 ...........................
February 25, 2027 ...........................
February 25, 2028 ...........................
February 25, 2029 ...........................
February 25, 2030 ...........................
February 25, 2031 ...........................
February 25, 2032 ...........................
February 25, 2033 ...........................
February 25, 2034 ...........................
February 25, 2035 ...........................
February 25, 2036 ...........................

Weighted Average Life in Years (1)
Weighted Average Life in Years (1)(2)

----------
*Indicates a number that is greater than zero but less than 0.5%.

(1) The weighted average life of a certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the aggregate amount of the distribution of principal described in clause (a) above.

(2) Assumes that the Master Servicer or a Servicer exercises its option to purchase the Mortgage Loans on the earliest possible Distribution Date on which it is permitted to exercise this option. SEE "POOLING AND SERVICING AGREEMENT--TERMINATION" IN THIS FREE WRITING PROSPECTUS.

          PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                    CLASS A-1B2
                                                 --------------------------------------------------
                                                 0% PPC   55% PPC   100% PPC   125% PPC    160% PPC
                                                 ------   -------   --------   --------    --------
Distribution Date
-----------------

Initial Percentage ..........................     100%      100%      100%       100%        100%
February 25, 2007 ...........................
February 25, 2008 ...........................
February 25, 2009 ...........................
February 25, 2010 ...........................
February 25, 2011 ...........................
February 25, 2012 ...........................
February 25, 2013 ...........................
February 25, 2014 ...........................
February 25, 2015 ...........................
February 25, 2016 ...........................
February 25, 2017 ...........................
February 25, 2018 ...........................
February 25, 2019 ...........................
February 25, 2020 ...........................
February 25, 2021 ...........................
February 25, 2022 ...........................
February 25, 2023 ...........................
February 25, 2024 ...........................
February 25, 2025 ...........................
February 25, 2026 ...........................
February 25, 2027 ...........................
February 25, 2028 ...........................
February 25, 2029 ...........................
February 25, 2030 ...........................
February 25, 2031 ...........................
February 25, 2032 ...........................
February 25, 2033 ...........................
February 25, 2034 ...........................
February 25, 2035 ...........................
February 25, 2036 ...........................

Weighted Average Life in Years (1)
Weighted Average Life in Years (1)(2)

----------
*Indicates a number that is greater than zero but less than 0.5%.

(1) The weighted average life of a certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the aggregate amount of the distribution of principal described in clause (a) above.

(2) Assumes that the Master Servicer or a Servicer exercises its option to purchase the Mortgage Loans on the earliest possible Distribution Date on which it is permitted to exercise this option. SEE "POOLING AND SERVICING AGREEMENT--TERMINATION" IN THIS FREE WRITING PROSPECTUS.

          PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                     CLASS A-2A
                                                 --------------------------------------------------
                                                 0% PPC   55% PPC   100% PPC   125% PPC    160% PPC
                                                 ------   -------   --------   --------    --------
Distribution Date
-----------------

Initial Percentage ..........................     100%      100%      100%       100%        100%
February 25, 2007 ...........................
February 25, 2008 ...........................
February 25, 2009 ...........................
February 25, 2010 ...........................
February 25, 2011 ...........................
February 25, 2012 ...........................
February 25, 2013 ...........................
February 25, 2014 ...........................
February 25, 2015 ...........................
February 25, 2016 ...........................
February 25, 2017 ...........................
February 25, 2018 ...........................
February 25, 2019 ...........................
February 25, 2020 ...........................
February 25, 2021 ...........................
February 25, 2022 ...........................
February 25, 2023 ...........................
February 25, 2024 ...........................
February 25, 2025 ...........................
February 25, 2026 ...........................
February 25, 2027 ...........................
February 25, 2028 ...........................
February 25, 2029 ...........................
February 25, 2030 ...........................
February 25, 2031 ...........................
February 25, 2032 ...........................
February 25, 2033 ...........................
February 25, 2034 ...........................
February 25, 2035 ...........................
February 25, 2036 ...........................

Weighted Average Life in Years (1)
Weighted Average Life in Years (1)(2)

----------
(1) The weighted average life of a certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the aggregate amount of the distribution of principal described in clause (a) above.

(2) Assumes that the Master Servicer or a Servicer exercises its option to purchase the Mortgage Loans on the earliest possible Distribution Date on which it is permitted to exercise this option. SEE "POOLING AND SERVICING AGREEMENT--TERMINATION" IN THIS FREE WRITING PROSPECTUS.

          PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                     CLASS A-2B
                                                 --------------------------------------------------
                                                 0% PPC   55% PPC   100% PPC   125% PPC    160% PPC
                                                 ------   -------   --------   --------    --------
Distribution Date
-----------------

Initial Percentage ..........................     100%      100%      100%       100%        100%
February 25, 2007 ...........................
February 25, 2008 ...........................
February 25, 2009 ...........................
February 25, 2010 ...........................
February 25, 2011 ...........................
February 25, 2012 ...........................
February 25, 2013 ...........................
February 25, 2014 ...........................
February 25, 2015 ...........................
February 25, 2016 ...........................
February 25, 2017 ...........................
February 25, 2018 ...........................
February 25, 2019 ...........................
February 25, 2020 ...........................
February 25, 2021 ...........................
February 25, 2022 ...........................
February 25, 2023 ...........................
February 25, 2024 ...........................
February 25, 2025 ...........................
February 25, 2026 ...........................
February 25, 2027 ...........................
February 25, 2028 ...........................
February 25, 2029 ...........................
February 25, 2030 ...........................
February 25, 2031 ...........................
February 25, 2032 ...........................
February 25, 2033 ...........................
February 25, 2034 ...........................
February 25, 2035 ...........................
February 25, 2036 ...........................

Weighted Average Life in Years (1)
Weighted Average Life in Years (1)(2)

----------
(1) The weighted average life of a certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the aggregate amount of the distribution of principal described in clause (a) above.

(2) Assumes that the Master Servicer or a Servicer exercises its option to purchase the Mortgage Loans on the earliest possible Distribution Date on which it is permitted to exercise this option. SEE "POOLING AND SERVICING AGREEMENT--TERMINATION" IN THIS FREE WRITING PROSPECTUS.

          PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                     CLASS A-2C
                                                 --------------------------------------------------
                                                 0% PPC   55% PPC   100% PPC   125% PPC    160% PPC
                                                 ------   -------   --------   --------    --------
Distribution Date
-----------------

Initial Percentage ..........................     100%      100%      100%       100%        100%
February 25, 2007 ...........................
February 25, 2008 ...........................
February 25, 2009 ...........................
February 25, 2010 ...........................
February 25, 2011 ...........................
February 25, 2012 ...........................
February 25, 2013 ...........................
February 25, 2014 ...........................
February 25, 2015 ...........................
February 25, 2016 ...........................
February 25, 2017 ...........................
February 25, 2018 ...........................
February 25, 2019 ...........................
February 25, 2020 ...........................
February 25, 2021 ...........................
February 25, 2022 ...........................
February 25, 2023 ...........................
February 25, 2024 ...........................
February 25, 2025 ...........................
February 25, 2026 ...........................
February 25, 2027 ...........................
February 25, 2028 ...........................
February 25, 2029 ...........................
February 25, 2030 ...........................
February 25, 2031 ...........................
February 25, 2032 ...........................
February 25, 2033 ...........................
February 25, 2034 ...........................
February 25, 2035 ...........................
February 25, 2036 ...........................

Weighted Average Life in Years (1)
Weighted Average Life in Years (1)(2)

----------
(1) The weighted average life of a certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the aggregate amount of the distribution of principal described in clause (a) above.

(2) Assumes that the Master Servicer or a Servicer exercises its option to purchase the Mortgage Loans on the earliest possible Distribution Date on which it is permitted to exercise this option. SEE "POOLING AND SERVICING AGREEMENT--TERMINATION" IN THIS FREE WRITING PROSPECTUS.

          PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                     CLASS A-2D
                                                 --------------------------------------------------
                                                 0% PPC   55% PPC   100% PPC   125% PPC    160% PPC
                                                 ------   -------   --------   --------    --------
Distribution Date
-----------------

Initial Percentage ..........................     100%      100%      100%       100%        100%
February 25, 2007 ...........................
February 25, 2008 ...........................
February 25, 2009 ...........................
February 25, 2010 ...........................
February 25, 2011 ...........................
February 25, 2012 ...........................
February 25, 2013 ...........................
February 25, 2014 ...........................
February 25, 2015 ...........................
February 25, 2016 ...........................
February 25, 2017 ...........................
February 25, 2018 ...........................
February 25, 2019 ...........................
February 25, 2020 ...........................
February 25, 2021 ...........................
February 25, 2022 ...........................
February 25, 2023 ...........................
February 25, 2024 ...........................
February 25, 2025 ...........................
February 25, 2026 ...........................
February 25, 2027 ...........................
February 25, 2028 ...........................
February 25, 2029 ...........................
February 25, 2030 ...........................
February 25, 2031 ...........................
February 25, 2032 ...........................
February 25, 2033 ...........................
February 25, 2034 ...........................
February 25, 2035 ...........................
February 25, 2036 ...........................

Weighted Average Life in Years (1)
Weighted Average Life in Years (1)(2)

----------
*Indicates a number that is greater than zero but less than 0.5%.

(1) The weighted average life of a certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the aggregate amount of the distribution of principal described in clause (a) above.

(2) Assumes that the Master Servicer or a Servicer exercises its option to purchase the Mortgage Loans on the earliest possible Distribution Date on which it is permitted to exercise this option. SEE "POOLING AND SERVICING AGREEMENT--TERMINATION" IN THIS FREE WRITING PROSPECTUS.

          PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                     CLASS M-1
                                                 --------------------------------------------------
                                                 0% PPC   55% PPC   100% PPC   125% PPC    160% PPC
                                                 ------   -------   --------   --------    --------
Distribution Date
-----------------

Initial Percentage ..........................     100%      100%      100%       100%        100%
February 25, 2007 ...........................
February 25, 2008 ...........................
February 25, 2009 ...........................
February 25, 2010 ...........................
February 25, 2011 ...........................
February 25, 2012 ...........................
February 25, 2013 ...........................
February 25, 2014 ...........................
February 25, 2015 ...........................
February 25, 2016 ...........................
February 25, 2017 ...........................
February 25, 2018 ...........................
February 25, 2019 ...........................
February 25, 2020 ...........................
February 25, 2021 ...........................
February 25, 2022 ...........................
February 25, 2023 ...........................
February 25, 2024 ...........................
February 25, 2025 ...........................
February 25, 2026 ...........................
February 25, 2027 ...........................
February 25, 2028 ...........................
February 25, 2029 ...........................
February 25, 2030 ...........................
February 25, 2031 ...........................
February 25, 2032 ...........................
February 25, 2033 ...........................
February 25, 2034 ...........................
February 25, 2035 ...........................
February 25, 2036 ...........................

Weighted Average Life in Years (1)
Weighted Average Life in Years (1)(2)

----------
*Indicates a number that is greater than zero but less than 0.5%.

(1) The weighted average life of a certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the aggregate amount of the distribution of principal described in clause (a) above.

(2) Assumes that the Master Servicer or a Servicer exercises its option to purchase the Mortgage Loans on the earliest possible Distribution Date on which it is permitted to exercise this option. SEE "POOLING AND SERVICING AGREEMENT--TERMINATION" IN THIS FREE WRITING PROSPECTUS.

          PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                     CLASS M-2
                                                 --------------------------------------------------
                                                 0% PPC   55% PPC   100% PPC   125% PPC    160% PPC
                                                 ------   -------   --------   --------    --------
Distribution Date
-----------------

Initial Percentage ..........................     100%      100%      100%       100%        100%
February 25, 2007 ...........................
February 25, 2008 ...........................
February 25, 2009 ...........................
February 25, 2010 ...........................
February 25, 2011 ...........................
February 25, 2012 ...........................
February 25, 2013 ...........................
February 25, 2014 ...........................
February 25, 2015 ...........................
February 25, 2016 ...........................
February 25, 2017 ...........................
February 25, 2018 ...........................
February 25, 2019 ...........................
February 25, 2020 ...........................
February 25, 2021 ...........................
February 25, 2022 ...........................
February 25, 2023 ...........................
February 25, 2024 ...........................
February 25, 2025 ...........................
February 25, 2026 ...........................
February 25, 2027 ...........................
February 25, 2028 ...........................
February 25, 2029 ...........................
February 25, 2030 ...........................
February 25, 2031 ...........................
February 25, 2032 ...........................
February 25, 2033 ...........................
February 25, 2034 ...........................
February 25, 2035 ...........................
February 25, 2036 ...........................

Weighted Average Life in Years (1)
Weighted Average Life in Years (1)(2)

----------
*Indicates a number that is greater than zero but less than 0.5%.

(1) The weighted average life of a certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the aggregate amount of the distribution of principal described in clause (a) above.

(2) Assumes that the Master Servicer or a Servicer exercises its option to purchase the Mortgage Loans on the earliest possible Distribution Date on which it is permitted to exercise this option. SEE "POOLING AND SERVICING AGREEMENT--TERMINATION" IN THIS FREE WRITING PROSPECTUS.

          PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                     CLASS M-3
                                                 --------------------------------------------------
                                                 0% PPC   55% PPC   100% PPC   125% PPC    160% PPC
                                                 ------   -------   --------   --------    --------
Distribution Date
-----------------

Initial Percentage ..........................     100%      100%      100%       100%        100%
February 25, 2007 ...........................
February 25, 2008 ...........................
February 25, 2009 ...........................
February 25, 2010 ...........................
February 25, 2011 ...........................
February 25, 2012 ...........................
February 25, 2013 ...........................
February 25, 2014 ...........................
February 25, 2015 ...........................
February 25, 2016 ...........................
February 25, 2017 ...........................
February 25, 2018 ...........................
February 25, 2019 ...........................
February 25, 2020 ...........................
February 25, 2021 ...........................
February 25, 2022 ...........................
February 25, 2023 ...........................
February 25, 2024 ...........................
February 25, 2025 ...........................
February 25, 2026 ...........................
February 25, 2027 ...........................
February 25, 2028 ...........................
February 25, 2029 ...........................
February 25, 2030 ...........................
February 25, 2031 ...........................
February 25, 2032 ...........................
February 25, 2033 ...........................
February 25, 2034 ...........................
February 25, 2035 ...........................
February 25, 2036 ...........................

Weighted Average Life in Years (1)
Weighted Average Life in Years (1)(2)

----------
(1) The weighted average life of a certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the aggregate amount of the distribution of principal described in clause (a) above.

(2) Assumes that the Master Servicer or a Servicer exercises its option to purchase the Mortgage Loans on the earliest possible Distribution Date on which it is permitted to exercise this option. SEE "POOLING AND SERVICING AGREEMENT--TERMINATION" IN THIS FREE WRITING PROSPECTUS.

          PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                     CLASS M-4
                                                 --------------------------------------------------
                                                 0% PPC   55% PPC   100% PPC   125% PPC    160% PPC
                                                 ------   -------   --------   --------    --------
Distribution Date
-----------------

Initial Percentage ..........................     100%      100%      100%       100%        100%
February 25, 2007 ...........................
February 25, 2008 ...........................
February 25, 2009 ...........................
February 25, 2010 ...........................
February 25, 2011 ...........................
February 25, 2012 ...........................
February 25, 2013 ...........................
February 25, 2014 ...........................
February 25, 2015 ...........................
February 25, 2016 ...........................
February 25, 2017 ...........................
February 25, 2018 ...........................
February 25, 2019 ...........................
February 25, 2020 ...........................
February 25, 2021 ...........................
February 25, 2022 ...........................
February 25, 2023 ...........................
February 25, 2024 ...........................
February 25, 2025 ...........................
February 25, 2026 ...........................
February 25, 2027 ...........................
February 25, 2028 ...........................
February 25, 2029 ...........................
February 25, 2030 ...........................
February 25, 2031 ...........................
February 25, 2032 ...........................
February 25, 2033 ...........................
February 25, 2034 ...........................
February 25, 2035 ...........................
February 25, 2036 ...........................

Weighted Average Life in Years (1)
Weighted Average Life in Years (1)(2)

----------
(1) The weighted average life of a certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the aggregate amount of the distribution of principal described in clause (a) above.

(2) Assumes that the Master Servicer or a Servicer exercises its option to purchase the Mortgage Loans on the earliest possible Distribution Date on which it is permitted to exercise this option. SEE "POOLING AND SERVICING AGREEMENT--TERMINATION" IN THIS FREE WRITING PROSPECTUS.

          PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                     CLASS M-5
                                                 --------------------------------------------------
                                                 0% PPC   55% PPC   100% PPC   125% PPC    160% PPC
                                                 ------   -------   --------   --------    --------
Distribution Date
-----------------

Initial Percentage ..........................     100%      100%      100%       100%        100%
February 25, 2007 ...........................
February 25, 2008 ...........................
February 25, 2009 ...........................
February 25, 2010 ...........................
February 25, 2011 ...........................
February 25, 2012 ...........................
February 25, 2013 ...........................
February 25, 2014 ...........................
February 25, 2015 ...........................
February 25, 2016 ...........................
February 25, 2017 ...........................
February 25, 2018 ...........................
February 25, 2019 ...........................
February 25, 2020 ...........................
February 25, 2021 ...........................
February 25, 2022 ...........................
February 25, 2023 ...........................
February 25, 2024 ...........................
February 25, 2025 ...........................
February 25, 2026 ...........................
February 25, 2027 ...........................
February 25, 2028 ...........................
February 25, 2029 ...........................
February 25, 2030 ...........................
February 25, 2031 ...........................
February 25, 2032 ...........................
February 25, 2033 ...........................
February 25, 2034 ...........................
February 25, 2035 ...........................
February 25, 2036 ...........................

Weighted Average Life in Years (1)
Weighted Average Life in Years (1)(2)

----------
*Indicates a number that is greater than zero but less than 0.5%.

(1) The weighted average life of a certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the aggregate amount of the distribution of principal described in clause (a) above.

(2) Assumes that the Master Servicer or a Servicer exercises its option to purchase the Mortgage Loans on the earliest possible Distribution Date on which it is permitted to exercise this option. SEE "POOLING AND SERVICING AGREEMENT--TERMINATION" IN THIS FREE WRITING PROSPECTUS.

          PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                     CLASS M-6
                                                 --------------------------------------------------
                                                 0% PPC   55% PPC   100% PPC   125% PPC    160% PPC
                                                 ------   -------   --------   --------    --------
Distribution Date
-----------------

Initial Percentage ..........................     100%      100%      100%       100%        100%
February 25, 2007 ...........................
February 25, 2008 ...........................
February 25, 2009 ...........................
February 25, 2010 ...........................
February 25, 2011 ...........................
February 25, 2012 ...........................
February 25, 2013 ...........................
February 25, 2014 ...........................
February 25, 2015 ...........................
February 25, 2016 ...........................
February 25, 2017 ...........................
February 25, 2018 ...........................
February 25, 2019 ...........................
February 25, 2020 ...........................
February 25, 2021 ...........................
February 25, 2022 ...........................
February 25, 2023 ...........................
February 25, 2024 ...........................
February 25, 2025 ...........................
February 25, 2026 ...........................
February 25, 2027 ...........................
February 25, 2028 ...........................
February 25, 2029 ...........................
February 25, 2030 ...........................
February 25, 2031 ...........................
February 25, 2032 ...........................
February 25, 2033 ...........................
February 25, 2034 ...........................
February 25, 2035 ...........................
February 25, 2036 ...........................

Weighted Average Life in Years (1)
Weighted Average Life in Years (1)(2)

----------
(1) The weighted average life of a certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the aggregate amount of the distribution of principal described in clause (a) above.

(2) Assumes that the Master Servicer or a Servicer exercises its option to purchase the Mortgage Loans on the earliest possible Distribution Date on which it is permitted to exercise this option. SEE "POOLING AND SERVICING AGREEMENT--TERMINATION" IN THIS FREE WRITING PROSPECTUS.

          PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                     CLASS M-7
                                                 --------------------------------------------------
                                                 0% PPC   55% PPC   100% PPC   125% PPC    160% PPC
                                                 ------   -------   --------   --------    --------
Distribution Date
-----------------

Initial Percentage ..........................     100%      100%      100%       100%        100%
February 25, 2007 ...........................
February 25, 2008 ...........................
February 25, 2009 ...........................
February 25, 2010 ...........................
February 25, 2011 ...........................
February 25, 2012 ...........................
February 25, 2013 ...........................
February 25, 2014 ...........................
February 25, 2015 ...........................
February 25, 2016 ...........................
February 25, 2017 ...........................
February 25, 2018 ...........................
February 25, 2019 ...........................
February 25, 2020 ...........................
February 25, 2021 ...........................
February 25, 2022 ...........................
February 25, 2023 ...........................
February 25, 2024 ...........................
February 25, 2025 ...........................
February 25, 2026 ...........................
February 25, 2027 ...........................
February 25, 2028 ...........................
February 25, 2029 ...........................
February 25, 2030 ...........................
February 25, 2031 ...........................
February 25, 2032 ...........................
February 25, 2033 ...........................
February 25, 2034 ...........................
February 25, 2035 ...........................
February 25, 2036 ...........................

Weighted Average Life in Years (1)
Weighted Average Life in Years (1)(2)

----------
(1) The weighted average life of a certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the aggregate amount of the distribution of principal described in clause (a) above.

(2) Assumes that the Master Servicer or a Servicer exercises its option to purchase the Mortgage Loans on the earliest possible Distribution Date on which it is permitted to exercise this option. SEE "POOLING AND SERVICING AGREEMENT--TERMINATION" IN THIS FREE WRITING PROSPECTUS.

          PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                     CLASS M-8
                                                 --------------------------------------------------
                                                 0% PPC   55% PPC   100% PPC   125% PPC    160% PPC
                                                 ------   -------   --------   --------    --------
Distribution Date
-----------------

Initial Percentage ..........................     100%      100%      100%       100%        100%
February 25, 2007 ...........................
February 25, 2008 ...........................
February 25, 2009 ...........................
February 25, 2010 ...........................
February 25, 2011 ...........................
February 25, 2012 ...........................
February 25, 2013 ...........................
February 25, 2014 ...........................
February 25, 2015 ...........................
February 25, 2016 ...........................
February 25, 2017 ...........................
February 25, 2018 ...........................
February 25, 2019 ...........................
February 25, 2020 ...........................
February 25, 2021 ...........................
February 25, 2022 ...........................
February 25, 2023 ...........................
February 25, 2024 ...........................
February 25, 2025 ...........................
February 25, 2026 ...........................
February 25, 2027 ...........................
February 25, 2028 ...........................
February 25, 2029 ...........................
February 25, 2030 ...........................
February 25, 2031 ...........................
February 25, 2032 ...........................
February 25, 2033 ...........................
February 25, 2034 ...........................
February 25, 2035 ...........................
February 25, 2036 ...........................

Weighted Average Life in Years (1)
Weighted Average Life in Years (1)(2)

----------
(1) The weighted average life of a certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the aggregate amount of the distribution of principal described in clause (a) above.

(2) Assumes that the Master Servicer or a Servicer exercises its option to purchase the Mortgage Loans on the earliest possible Distribution Date on which it is permitted to exercise this option. SEE "POOLING AND SERVICING AGREEMENT--TERMINATION" IN THIS FREE WRITING PROSPECTUS.

          PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                     CLASS M-9
                                                 --------------------------------------------------
                                                 0% PPC   55% PPC   100% PPC   125% PPC    160% PPC
                                                 ------   -------   --------   --------    --------
Distribution Date
-----------------

Initial Percentage ..........................     100%      100%      100%       100%        100%
February 25, 2007 ...........................
February 25, 2008 ...........................
February 25, 2009 ...........................
February 25, 2010 ...........................
February 25, 2011 ...........................
February 25, 2012 ...........................
February 25, 2013 ...........................
February 25, 2014 ...........................
February 25, 2015 ...........................
February 25, 2016 ...........................
February 25, 2017 ...........................
February 25, 2018 ...........................
February 25, 2019 ...........................
February 25, 2020 ...........................
February 25, 2021 ...........................
February 25, 2022 ...........................
February 25, 2023 ...........................
February 25, 2024 ...........................
February 25, 2025 ...........................
February 25, 2026 ...........................
February 25, 2027 ...........................
February 25, 2028 ...........................
February 25, 2029 ...........................
February 25, 2030 ...........................
February 25, 2031 ...........................
February 25, 2032 ...........................
February 25, 2033 ...........................
February 25, 2034 ...........................
February 25, 2035 ...........................
February 25, 2036 ...........................

Weighted Average Life in Years (1)
Weighted Average Life in Years (1)(2)

----------
(1) The weighted average life of a certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the aggregate amount of the distribution of principal described in clause (a) above.

(2) Assumes that the Master Servicer or a Servicer exercises its option to purchase the Mortgage Loans on the earliest possible Distribution Date on which it is permitted to exercise this option. SEE "POOLING AND SERVICING AGREEMENT--TERMINATION" IN THIS FREE WRITING PROSPECTUS.

          PERCENT OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
            AT THE SPECIFIED PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                                                    CLASS M-10
                                                 --------------------------------------------------
                                                 0% PPC   55% PPC   100% PPC   125% PPC    160% PPC
                                                 ------   -------   --------   --------    --------
Distribution Date
-----------------

Initial Percentage ..........................     100%      100%      100%       100%        100%
February 25, 2007 ...........................
February 25, 2008 ...........................
February 25, 2009 ...........................
February 25, 2010 ...........................
February 25, 2011 ...........................
February 25, 2012 ...........................
February 25, 2013 ...........................
February 25, 2014 ...........................
February 25, 2015 ...........................
February 25, 2016 ...........................
February 25, 2017 ...........................
February 25, 2018 ...........................
February 25, 2019 ...........................
February 25, 2020 ...........................
February 25, 2021 ...........................
February 25, 2022 ...........................
February 25, 2023 ...........................
February 25, 2024 ...........................
February 25, 2025 ...........................
February 25, 2026 ...........................
February 25, 2027 ...........................
February 25, 2028 ...........................
February 25, 2029 ...........................
February 25, 2030 ...........................
February 25, 2031 ...........................
February 25, 2032 ...........................
February 25, 2033 ...........................
February 25, 2034 ...........................
February 25, 2035 ...........................
February 25, 2036 ...........................

Weighted Average Life in Years (1)
Weighted Average Life in Years (1)(2)

----------
(1) The weighted average life of a certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the aggregate amount of the distribution of principal described in clause (a) above.

(2) Assumes that the Master Servicer or a Servicer exercises its option to purchase the Mortgage Loans on the earliest possible Distribution Date on which it is permitted to exercise this option. SEE "POOLING AND SERVICING AGREEMENT--TERMINATION" IN THIS FREE WRITING PROSPECTUS.

      There is no assurance that prepayments of the Mortgage Loans included in the Mortgage Pool will conform to any of the levels of the Prepayment Assumption indicated in the immediately preceding tables, or to any other level, or that the actual weighted average lives of the Class A Certificates and the Mezzanine Certificates will conform to any of the weighted average lives set forth in the immediately preceding tables. Furthermore, the information contained in the tables with respect to the weighted average lives of the Class A Certificates and the Mezzanine Certificates is not necessarily indicative of the weighted average lives that might be calculated or projected under different or varying prepayment assumptions.

      The characteristics of the Mortgage Loans will differ from those assumed in preparing the immediately preceding tables. In addition, it is unlikely that any Mortgage Loan will prepay at any constant percentage until maturity or that all of the Mortgage Loans will prepay at the same rate. The timing of changes in the rate of prepayments may significantly affect the actual yield to maturity to investors, even if the average rate of principal prepayments is consistent with the expectations of investors.

YIELD SENSITIVITY OF THE MEZZANINE CERTIFICATES

      If the Certificate Principal Balances of the Class CE-1, Class M-10, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3 and Class M-2 Certificates have been reduced to zero, the yield to maturity on the Class M-1 Certificates will become extremely sensitive to losses on the Mortgage Loans (and the timing thereof) that are covered by subordination, because the entire amount of any Realized Losses (to the extent not covered by Net Monthly Excess Cashflow or by amounts paid under the Interest Rate Swap Agreement and available for that purpose) will be allocated to the Class M-1 Certificates. If the Certificate Principal Balances of the Class CE-1, Class M-10, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4 and Class M-3 Certificates have been reduced to zero, the yield to maturity on the Class M-2 Certificates will become extremely sensitive to losses on the Mortgage Loans (and the timing thereof) that are covered by subordination, because the entire amount of any Realized Losses (to the extent not covered by Net Monthly Excess Cashflow or by amounts paid under the Interest Rate Swap Agreement and available for that purpose) will be allocated to the Class M-2 Certificates. If the Certificate Principal Balances of the Class CE-1, Class M-10, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5 and Class M-4 Certificates have been reduced to zero, the yield to maturity on the Class M-3 Certificates will become extremely sensitive to losses on the Mortgage Loans (and the timing thereof) that are covered by subordination, because the entire amount of any Realized Losses (to the extent not covered by Net Monthly Excess Cashflow or by amounts paid under the Interest Rate Swap Agreement and available for that purpose) will be allocated to the Class M-3 Certificates. If the Certificate Principal Balances of the Class CE-1, Class M-10, Class M-9, Class M-8, Class M-7, Class M-6 and Class M-5 Certificates have been reduced to zero, the yield to maturity on the Class M-4 Certificates will become extremely sensitive to losses on the Mortgage Loans (and the timing thereof) that are covered by subordination, because the entire amount of any Realized Losses (to the extent not covered by Net Monthly Excess Cashflow or by amounts paid under the Interest Rate Swap Agreement and available for that purpose) will be allocated to the Class M-4 Certificates. If the Certificate Principal Balances of the Class CE-1, Class M-10, Class M-9, Class M-8, Class M-7 and Class M-6 Certificates have been reduced to zero, the yield to maturity on the Class M-5 Certificates will become extremely sensitive to losses on the Mortgage Loans (and the timing thereof) that are covered by subordination, because the entire amount of any Realized Losses (to the extent not covered by Net Monthly Excess Cashflow or by amounts paid under the Interest Rate Swap Agreement and available for that purpose) will be allocated to the Class M-5 Certificates. If the Certificate Principal Balances of the Class CE-1, Class M-10, Class M-9, Class M-8 and Class M-7 Certificates have been reduced to zero, the yield to maturity on the Class M-6 Certificates will become extremely sensitive to losses on the Mortgage Loans (and the timing thereof) that are covered by subordination, because the entire amount of any Realized Losses (to the extent not covered by Net Monthly Excess Cashflow or by amounts paid under the Interest Rate Swap Agreement and available for that purpose) will be allocated to the Class M-6 Certificates. If the Certificate Principal Balances of the Class CE-1, Class M-10, Class M-9 and Class M-8 Certificates have been reduced to zero, the yield to maturity on the Class M-7 Certificates will become extremely sensitive to losses on the Mortgage Loans (and the timing thereof) that are covered by subordination, because the entire amount of any Realized Losses (to the extent not covered by Net Monthly Excess

Cashflow or by amounts paid under the Interest Rate Swap Agreement and available for that purpose) will be allocated to the Class M-7 Certificates. If the Certificate Principal Balances of the Class CE-1, Class M-10 and Class M-9 Certificates have been reduced to zero, the yield to maturity on the Class M-8 Certificates will become extremely sensitive to losses on the Mortgage Loans (and the timing thereof) that are covered by subordination, because the entire amount of any Realized Losses (to the extent not covered by Net Monthly Excess Cashflow or by amounts paid under the Interest Rate Swap Agreement and available for that purpose) will be allocated to the Class M-8 Certificates. If the Certificate Principal Balances of the Class CE-1 Certificates and Class M-10 Certificates have been reduced to zero, the yield to maturity on the Class M-9 Certificates will become extremely sensitive to losses on the Mortgage Loans (and the timing thereof) that are covered by subordination, because the entire amount of any Realized Losses (to the extent not covered by Net Monthly Excess Cashflow or by amounts paid under the Interest Rate Swap Agreement and available for that purpose) will be allocated to the Class M-9 Certificates. If the Certificate Principal Balance of the Class CE-1 Certificates has been reduced to zero, the yield to maturity on the Class M-10 Certificates will become extremely sensitive to losses on the Mortgage Loans (and the timing thereof) that are covered by subordination, because the entire amount of any Realized Losses (to the extent not covered by Net Monthly Excess Cashflow or by amounts paid under the Interest Rate Swap Agreement and available for that purpose) will be allocated to the Class M-10 Certificates. The initial undivided interests in the trust fund evidenced by the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class CE-1 Certificates are approximately _____%, approximately _____%, approximately _____%, approximately _____%, approximately ______%, approximately _____%, approximately ____%, approximately _____%, approximately _____%, approximately ____% and approximately ____%, respectively. Investors in the Mezzanine Certificates should fully consider the risk that Realized Losses on the Mortgage Loans could result in the failure of investors to fully recover their investments. In addition, except as otherwise provided in this free writing prospectus under "Description of the Certificates--Allocation of Losses", once Realized Losses have been allocated to the Mezzanine Certificates, their Certificate Principal Balances will be permanently reduced by the amounts so allocated. Therefore, the amounts of Realized Losses allocated to the Mezzanine Certificates will no longer accrue interest nor will these amounts be reinstated (except in the case of subsequent recoveries as described in this free writing prospectus). However, Allocated Realized Loss Amounts may be paid to the holders of the Mezzanine Certificates from Net Monthly Excess Cashflow and from payments received by the Securities Administrator in respect of the Interest Rate Swap Agreement in the priorities set forth under "Description of the Certificates--Overcollateralization Provisions" and "Description of the Certificates--The Interest Rate Swap Agreement and the Swap Provider" in this free writing prospectus.

      Unless the Certificate Principal Balances of the Class A Certificates have been reduced to zero, principal distributions on the Mezzanine Certificates will only commence on or after the Stepdown Date and during periods in which a Trigger Event is not in effect. As a result, the weighted average lives of the Mezzanine Certificates will be longer than would otherwise be the case if distributions of principal were allocated on a pro rata basis among all of the Offered Certificates. As a result of the longer weighted average lives of the Mezzanine Certificates, the holders of such certificates have a greater risk of suffering a loss on their investments. For additional considerations relating to the yield on the Mezzanine Certificates, see "Yield Considerations" in the prospectus.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

      The ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Asset Backed Pass-Through Certificates will consist of twenty-one classes of certificates, designated as (i) the Class A-1A, Class A-1B1 and Class A-1B2 Certificates (collectively, the "Class A-1 Certificates"); (ii) the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates (collectively, the "Class A-2 Certificates"; and together with the Class A-1 Certificates, the "Class A Certificates"); (iii) the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates (collectively, the "Mezzanine Certificates"); (iv) the Class CE-1 Certificates (collectively, with the Mezzanine Certificates, the "Subordinate Certificates");
(v) the Class CE-2 Certificates; (vi) the Class P

Certificates; and (vii) the Class R Certificates (also referred to herein as the "Residual Certificates"). Only the Class A Certificates and the Mezzanine Certificates (collectively, the "Offered Certificates") are offered by this free writing prospectus.

      Distributions on the Offered Certificates will be made on the 25th day of each month, or, if that day is not a business day, on the next succeeding business day, beginning in March 2006 to the persons in whose names such certificates are registered at the close of business on the Record Date. The "Record Date" for the Class A Certificates and the Mezzanine Certificates and any Distribution Date is the business day immediately preceding such Distribution Date, for so long as such Certificates are held in book-entry form and the last business day of the month immediately preceding the month in which the related Distribution Date occurs if such certificates are held in physical form.

      The certificates represent in the aggregate the entire beneficial ownership interest in the trust fund consisting primarily of the Mortgage Pool of conventional, one- to four-family, first and second lien, fixed-rate and adjustable-rate Mortgage Loans having original terms to maturity of not greater than approximately 30 years. The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of approximately $2,534,251,921, subject to a permitted variance as described under "The Mortgage Pool" in this free writing prospectus.

      The Class A Certificates and the Mezzanine Certificates will have the initial Certificate Principal Balance set forth in the table appearing on the cover of this free writing prospectus. The Pass-Through Rates on the Offered Certificates will be calculated for each Distribution Date as described under "Pass-Through Rates" below. The Class A Certificates evidence an initial aggregate undivided interest of approximately _____% in the trust fund, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates evidence initial undivided interests of approximately _____%, approximately _____%, approximately _____%, approximately _____%, approximately _____%, approximately _____%, approximately _____%, approximately ____%, approximately _____% and approximately _____% respectively, in the trust fund and the Class CE-1 Certificates evidence an initial undivided interest of approximately _____% in the trust fund.

BOOK-ENTRY CERTIFICATES

      The Offered Certificates will be book-entry Certificates (for so long as they are registered in the name of the applicable depository or its nominee, the "Book-Entry Certificates"). Persons acquiring beneficial ownership interests in the Book-Entry Certificates ("Certificate Owners") will hold such certificates through The Depository Trust Company ("DTC") in the United States, or Clearstream Banking Luxembourg, formerly known as Cedelbank SA ("Clearstream"), or the Euroclear System ("Euroclear") in Europe, if they are participants of such systems ("Clearstream Participants" or "Euroclear Participants", respectively), or indirectly through organizations which are Clearstream or Euroclear Participants. The Book-Entry Certificates will be issued in one or more certificates which equal the aggregate Certificate Principal Balance of such Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstreams' and Euroclear's names on the books of their respective depositories which in turn will hold such positions in customers' securities accounts in the depositories, names on the books of DTC. Citibank, N.A. will act as depository for Clearstream, and JPMorgan Chase Bank, N.A. will act as depository for Euroclear (in such capacities, individually the "Relevant Depository" and collectively the "European Depositories"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum dollar denominations of $25,000 and integral multiples of $1.00 in excess thereof. Except as described below, no Certificate Owner acquiring a Book-Entry Certificate (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Offered Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the pooling and servicing agreement. Certificate Owners are only permitted to exercise their rights indirectly through DTC and participants of DTC ("DTC Participants").

      The Certificate Owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the Certificate Owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC Participant and on the records of Clearstream or Euroclear, as appropriate).

      Certificate Owners will receive all distributions of principal of and interest on the Book-Entry Certificates from the Securities Administrator through DTC and DTC Participants. While the Book-Entry Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among DTC Participants on whose behalf it acts with respect to the Book-Entry Certificates and is required to receive and transmit distributions of principal of, and interest on, the Book-Entry Certificates. DTC Participants and indirect participants with whom Certificate Owners have accounts with respect to Book-Entry Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates representing their respective interests in the Book-Entry Certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

      Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Book-Entry Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not DTC Participants may transfer ownership of Book-Entry Certificates only through DTC Participants and indirect participants by instructing such DTC Participants and indirect participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective DTC Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective DTC Participants at DTC will be debited and credited. Similarly, the DTC Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

      Because of time zone differences, credits of securities received in Clearstream or Euroclear as a result of a transaction with a DTC Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear Participants or Clearstream Participants (each as defined below) on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream Participant or Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following the DTC settlement date. For information with respect to tax documentation procedures relating to the Certificates, see "Global Clearance and Settlement and Documentation Procedures-Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.

      Transfers between DTC Participants will occur in accordance with DTC rules. Transfers between Clearstream Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and, directly or indirectly through Clearstream Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depository; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system, if the transaction meets its settlement requirements, will deliver instructions to the Relevant Depository to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream Participants and Euroclear Participants may not deliver instructions directly to the European Depositories.

      DTC which is a New York-chartered limited purpose trust company, performs services for its DTC Participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC Participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules of DTC, as in effect from time to time.

      Clearstream, 67 Bd Grande-Duchesse Charlotte, L-1331 Luxembourg, was incorporated in 1970 as a limited company under Luxembourg law. Clearstream is owned by banks, securities dealers and financial institutions, and currently has about 100 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than five percent of Clearstream's stock.

      Clearstream is registered as a bank in Luxembourg, and as such is subject to regulation by the Institute Monetaire Luxembourgeois, the Luxembourg Monetary Authority, which supervises Luxembourg banks.

      Clearstream holds securities for its customers and facilitates the clearance and settlement of securities transactions by electronic book-entry transfers between their accounts. Clearstream provides various services, including safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream also deals with domestic securities markets in several countries through established depository and custodial relationships. Clearstream has established an electronic bridge with the Euroclear Operator (as defined below) in Brussels to facilitate settlement of trades between systems. Clearstream currently accepts over 70,000 securities issues on its books.

      Clearstream's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream's United States customers are limited to securities brokers and dealers and banks. Currently, Clearstream has approximately 3,000 customers located in over 60 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream is available to other institutions which clear through or maintain a custodial relationship with an account holder of Clearstream.

      Euroclear was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 29 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Euroclear Bank S.A/N.V. (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

      Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

      Distributions on the Book-Entry Certificates will be made on each Distribution Date by the Securities Administrator to Cede & Co. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in accordance with DTC's normal procedures. Each DTC Participant will be responsible for disbursing such payments to the Certificate Owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Certificate Owners of the Book-Entry Certificates that it represents.

      Under a book-entry format, Certificate Owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Securities Administrator to Cede & Co. Distributions with respect to Certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depository. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. SEE "MATERIAL FEDERAL INCOME TAX CONSIDERATIONS REMICS-TAXATION OF CERTAIN FOREIGN INVESTORS" IN THE PROSPECTUS. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Certificate Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

      DTC has advised the Securities Administrator that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the pooling and servicing agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Certificateholder under the pooling and servicing agreement on behalf of a Clearstream Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depository to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related DTC Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

      Definitive Certificates will be issued to Certificate Owners of the Book-Entry Certificates, or their nominees, rather than to DTC or its nominee, only if (a) DTC or the Depositor advises the Securities Administrator in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Certificates and the Depositor is unable to locate a qualified successor, (b) the Depositor, at its sole option, with the consent of the Securities Administrator, elects to terminate a book-entry system through DTC or (c) after the occurrence of an Event of Default (as defined in the pooling and servicing agreement), Certificate Owners having percentage interests aggregating not less than 51% of the Book-Entry Certificates advise the Securities Administrator and DTC through the Financial Intermediaries and the DTC Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of Certificate Owners.

      Upon the occurrence of any of the events described in the immediately preceding paragraph, the Securities Administrator will be required to cause DTC to notify all Certificate Owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the Securities Administrator will issue Definitive Certificates, and thereafter the Securities Administrator will recognize the holders of such Definitive Certificates as Certificateholders under the pooling and servicing agreement.

      In the event any Definitive Certificates are issued, surrender of such Definitive Certificates shall occur at the office designated from time to time for such purposes by the certificate registrar. As of the Closing Date, the certificate registrar designates its offices located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479 for this purpose.

      Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Book-Entry Certificates among DTC Participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

      None of the Depositor, the Servicers, the Master Servicer, the Securities Administrator or the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or any transfers thereof.

PASS-THROUGH RATES

      The pass-through rate (the "Pass-Through Rate") on the Class A-1A Certificates will be a rate per annum equal to the lesser of (i) One-Month LIBOR plus ____% in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the trust fund is reduced to less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Termination Date"), or One-Month LIBOR plus _____%, in the case of any Distribution Date thereafter and
(ii) the applicable Net WAC Pass-Through Rate for the Distribution Date.

      The Pass-Through Rate on the Class A-1B1 Certificates will be a rate per annum equal to the lesser of (i) One-Month LIBOR plus ____% in the case of each Distribution Date through and including the Optional Termination Date, or One-Month LIBOR plus ____% in the case of any Distribution Date thereafter and
(ii) the applicable Net WAC Pass Through Rate for the Distribution Date.

      The Pass-Through Rate on the Class A-1B2 Certificates will be a rate per annum equal to the lesser of (i) One-Month LIBOR plus ____% in the case of each Distribution Date through and including the Optional Termination Date, or One-Month LIBOR plus ____% in the case of any Distribution Date thereafter and
(ii) the applicable Net WAC Pass Through Rate for the Distribution Date.

      The Pass-Through Rate on the Class A-2A Certificates will be a rate per annum equal to the lesser of (i) One-Month LIBOR plus _____% in the case of each Distribution Date through and including the Optional Termination Date, or One-Month LIBOR plus _____% in the case of any Distribution Date thereafter and
(ii) the applicable Net WAC Pass Through Rate for the Distribution Date.

      The Pass-Through Rate on the Class A-2B Certificates will be a rate per annum equal to the lesser of (i) One-Month LIBOR plus _____% in the case of each Distribution Date through and including the Optional Termination Date, or One-Month LIBOR plus _____%, in the case of any Distribution Date thereafter and
(ii) the applicable Net WAC Pass Through Rate for the Distribution Date.

      The Pass-Through Rate on the Class A-2C Certificates will be a rate per annum equal to the lesser of (i) One-Month LIBOR plus ____% in the case of each Distribution Date through and including the Optional Termination Date, or One-Month LIBOR plus ______%, in the case of any Distribution Date thereafter and (ii) the applicable Net WAC Pass Through Rate for the Distribution Date.

      The Pass-Through Rate on the Class A-2D Certificates will be a rate per annum equal to the lesser of (i) One-Month LIBOR plus _____% in the case of each Distribution Date through and including the Optional Termination Date, or One-Month LIBOR plus _____%, in the case of any Distribution Date thereafter and
(ii) the applicable Net WAC Pass Through Rate for the Distribution Date.

      The Pass-Through Rate on the Class M-1 Certificates will be a rate per annum equal to the lesser of (i) One-Month LIBOR plus _____% in the case of each Distribution Date through and including the Optional Termination Date, or One-Month LIBOR plus _____%, in the case of any Distribution Date thereafter and
(ii) the applicable Net WAC Pass-Through Rate for the Distribution Date.

      The Pass-Through Rate on the Class M-2 Certificates will be a rate per annum equal to the lesser of (i) One-Month LIBOR plus ____% in the case of each Distribution Date through and including the Optional Termination Date, or One-Month LIBOR plus _____%, in the case of any Distribution Date thereafter and
(ii) the applicable Net WAC Pass-Through Rate for the Distribution Date.

      The Pass-Through Rate on the Class M-3 Certificates will be a rate per annum equal to the lesser of (i) One-Month LIBOR plus ____% in the case of each Distribution Date through and including the Optional Termination Date, or One-Month LIBOR plus ____%, in the case of any Distribution Date thereafter and
(ii) the applicable Net WAC Pass-Through Rate for the Distribution Date.

      The Pass-Through Rate on the Class M-4 Certificates will be a rate per annum equal to the lesser of (i) One-Month LIBOR plus ____% in the case of each Distribution Date through and including the Optional Termination Date, or One-Month LIBOR plus ____%, in the case of any Distribution Date thereafter and
(ii) the applicable Net WAC Pass-Through Rate for the Distribution Date.

      The Pass-Through Rate on the Class M-5 Certificates will be a rate per annum equal to the lesser of (i) One-Month LIBOR plus _____% in the case of each Distribution Date through and including the Optional Termination Date, or One-Month LIBOR plus _____%, in the case of any Distribution Date thereafter and
(ii) the applicable Net WAC Pass-Through Rate for the Distribution Date.

      The Pass-Through Rate on the Class M-6 Certificates will be a rate per annum equal to the lesser of (i) One-Month LIBOR plus _____% in the case of each Distribution Date through and including the Optional Termination Date, or One-Month LIBOR plus _____%, in the case of any Distribution Date thereafter and
(ii) the applicable Net WAC Pass-Through Rate for the Distribution Date.

      The Pass-Through Rate on the Class M-7 Certificates will be a rate per annum equal to the lesser of (i) One-Month LIBOR plus _____% in the case of each Distribution Date through and including the Optional Termination Date, or One-Month LIBOR plus _____%, in the case of any Distribution Date thereafter and
(ii) the applicable Net WAC Pass-Through Rate for the Distribution Date.

      The Pass-Through Rate on the Class M-8 Certificates will be a rate per annum equal to the lesser of (i) One-Month LIBOR plus _____% in the case of each Distribution Date through and including the Optional Termination Date, or One-Month LIBOR plus _____%, in the case of any Distribution Date thereafter and
(ii) the applicable Net WAC Pass-Through Rate for the Distribution Date.

      The Pass Through Rate on the Class M-9 Certificates will be a rate per annum equal to the lesser of (i) One-Month LIBOR plus _____% in the case of each Distribution Date through and including the Optional Termination Date, or One Month LIBOR plus _____%, in the case of any Distribution Date thereafter and
(ii) the applicable Net WAC Pass Through Rate for the Distribution Date.

      The Pass Through Rate on the Class M-10 Certificates will be a rate per annum equal to the lesser of (i) One-Month LIBOR plus _____% in the case of each Distribution Date through and including the Optional Termination Date, or One Month LIBOR plus _____%, in the case of any Distribution Date thereafter and
(ii) the applicable Net WAC Pass Through Rate for the Distribution Date.

GLOSSARY

      "ADMINISTRATION FEE RATE": With respect to each Mortgage Loan, the Administration Fee Rate is equal to the sum of (i) the Servicing Fee Rate and
(ii) the rate at which the fee payable to the Credit Risk Manager is calculated.

      "ALLOCATED REALIZED LOSS AMOUNT": The Allocated Realized Loss Amount with respect to any class of Mezzanine Certificates and any Distribution Date is an amount equal to the sum of any Realized Loss allocated to that class of certificates on the Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous Distribution Date.

      "AVAILABLE DISTRIBUTION AMOUNT": The Available Distribution Amount for any Distribution Date is equal to the sum, net of amounts payable or reimbursable therefrom to the Servicers, the Interim Servicer, the Master Servicer, the Securities Administrator, the Custodians, the Credit Risk Manager or the Trustee, of an amount equal to (i) the aggregate amount of scheduled monthly payments on the Mortgage Loans due on the related Due Date and received on or prior to the related Determination Date; (ii) unscheduled payments in respect of the Mortgage Loans (including principal prepayments received during the related Prepayment Period, Compensating Interest payments received for such Distribution Date, insurance proceeds, liquidation proceeds, Subsequent Recoveries and proceeds from repurchases of and substitutions for the Mortgage Loans received during the related Prepayment Period); and (iii) all P&I Advances with respect to the Mortgage Loans received for the Distribution Date.

      "CERTIFICATE PRINCIPAL BALANCE": The Certificate Principal Balance of an Offered Certificate outstanding at any time represents the then maximum amount that the holder of such certificate is entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the trust fund. The Certificate Principal Balance of an Offered Certificate as of any date of determination is equal to the initial Certificate Principal Balance of such certificate plus, in the case of a Subordinate Certificate, any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate, as described under "Description of the Certificates
- Allocation of Losses; Subordination" in this free writing prospectus and, reduced by the aggregate of (i) all amounts allocable to principal previously distributed with respect to that certificate and (ii) any reductions in the Certificate Principal Balance of any Subordinate Certificate deemed to have occurred in connection with allocations of Realized Losses in the manner described in this free writing prospectus. The Certificate Principal Balance of the Class CE-1 Certificates as of any date of determination is equal to the excess, if any, of (i) the then aggregate principal balance of the Mortgage Loans over (ii) the then aggregate Certificate Principal Balance of the Offered Certificates and the Class P Certificates. The initial Certificate Principal Balance of the Class P Certificates is equal to $100.

      "CLASS A PRINCIPAL DISTRIBUTION AMOUNT": The Class A Principal Distribution Amount is an amount equal to the sum of the Class A-1A Principal Distribution Amount, the Class A-1B Principal Distribution Amount and the Class A-2 Principal Distribution Amount.

      "CLASS A-1A ALLOCATION PERCENTAGE": For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is (x) the Group IA Principal Remittance Amount for such Distribution Date and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

      "CLASS A-1A PRINCIPAL DISTRIBUTION AMOUNT": The Class A-1A Principal Distribution Amount is an amount equal to the excess of (x) the Certificate Principal Balance of the Class A-1A Certificates immediately prior to the Distribution Date over (y) the lesser of (A) the product of (i) approximately ____% and (ii) the aggregate principal balance of the Group IA Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate principal balance of the Group IA Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Group IA Mortgage Loans as of the Cut-off Date.

      "CLASS A-1B ALLOCATION PERCENTAGE": For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is (x) the Group IB Principal Remittance Amount for such Distribution Date and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

      "CLASS A-1B PRINCIPAL DISTRIBUTION AMOUNT": The Class A-1B Principal Distribution Amount is an amount equal to the excess of (x) the sum of the Certificate Principal Balances of the Class A-1B1 Certificates and Class A-1B2 Certificates immediately prior to the Distribution Date over (y) the lesser of
(A) the product of (i) approximately _____% and (ii) the aggregate principal balance of the Group IB Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate principal balance of the Group IB Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Group IB Mortgage Loans as of the Cut-off Date.

      "CLASS A-2 ALLOCATION PERCENTAGE": For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is (x) the Group II Principal Remittance Amount for such Distribution Date and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

      "CLASS A-2 PRINCIPAL DISTRIBUTION AMOUNT": The Class A-2 Principal Distribution Amount is an amount equal to the excess of (x) the sum of the Certificate Principal Balances of the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates immediately prior to the Distribution Date over (y) the lesser of (A) the product of (i) approximately ____% and (ii) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Group II Mortgage Loans as of the Cutoff Date.

      "CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT": The Class M-1 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after taking into account the payment of the Class A Principal Distribution Amount on the Distribution Date and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to the Distribution Date over (y) the lesser of
(A) the product of (i) approximately _____% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

      "CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT": The Class M-2 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after taking into account the payment of the Class A Principal Distribution Amount on the Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on the Distribution Date and (iii) the

Certificate Principal Balance of the Class M-2 Certificates immediately prior to the Distribution Date over (y) the lesser of (A) the product of (i) approximately _____% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

      "CLASS M-3 PRINCIPAL DISTRIBUTION AMOUNT": The Class M-3 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after taking into account the payment of the Class A Principal Distribution Amount on the Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on the Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on the Distribution Date and (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to the Distribution Date over (y) the lesser of (A) the product of (i) approximately _____% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

      "CLASS M-4 PRINCIPAL DISTRIBUTION AMOUNT": The Class M-4 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after taking into account the payment of the Class A Principal Distribution Amount on the Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on the Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on the Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on the Distribution Date and (v) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to the Distribution Date over (y) the lesser of
(A) the product of (i) approximately ______% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

      "CLASS M-5 PRINCIPAL DISTRIBUTION AMOUNT": The Class M-5 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after taking into account the payment of the Class A Principal Distribution Amount on the Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on the Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on the Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on the Distribution Date, (v) the Certificate Principal Balance of the Class M-4 Certificates after taking into account the payment of the Class M-4 Principal Distribution Amount on the Distribution Date and (vi) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to the Distribution Date over (y) the lesser of (A) the product of (i) approximately _____% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

      "CLASS M-6 PRINCIPAL DISTRIBUTION AMOUNT": The Class M-6 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after taking into account the payment of the Class A Principal Distribution Amount on the Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on the Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on the Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on the Distribution Date, (v) the Certificate Principal Balance of the Class M-4 Certificates after taking into account the payment of the Class M-4 Principal Distribution Amount on the Distribution Date, (vi) the Certificate Principal Balance of the Class M-5 Certificates after taking into account the payment of the Class M-5 Principal Distribution Amount on the Distribution Date and (vii) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to the Distribution Date over (y) the lesser of (A) the product of (i) approximately _____% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

      "CLASS M-7 PRINCIPAL DISTRIBUTION AMOUNT": The Class M-7 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after taking into account the payment of the Class A Principal Distribution Amount on the Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on the Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on the Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on the Distribution Date, (v) the Certificate Principal Balance of the Class M-4 Certificates after taking into account the payment of the Class M-4 Principal Distribution Amount on the Distribution Date, (vi) the Certificate Principal Balance of the Class M-5 Certificates after taking into account the payment of the Class M-5 Principal Distribution Amount on the Distribution Date, (vii) the Certificate Principal Balance of the Class M-6 Certificates after taking into account the payment of the Class M-6 Principal Distribution Amount on the Distribution Date and (viii) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to the Distribution Date over (y) the lesser of
(A) the product of (i) approximately ______% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

      "CLASS M-8 PRINCIPAL DISTRIBUTION AMOUNT": The Class M-8 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after taking into account the payment of the Class A Principal Distribution Amount on the Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on the Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on the Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on the Distribution Date, (v) the Certificate Principal Balance of the Class M-4 Certificates after taking into account the payment of the Class M-4 Principal Distribution Amount on the Distribution Date, (vi) the Certificate Principal Balance of the Class M-5 Certificates after taking into account the payment of the Class M-5 Principal Distribution Amount on the Distribution Date, (vii) the Certificate Principal Balance of the Class M-6 Certificates after taking into account the payment of the Class M-6 Principal Distribution Amount on the Distribution Date, (viii) the Certificate Principal Balance of the Class M-7 Certificates after taking into account the payment of the Class M-7 Principal Distribution Amount on the Distribution Date and (ix) the Certificate Principal Balance of the Class M-8 Certificates immediately prior to the Distribution Date over (y) the lesser of (A) the product of (i) approximately _____% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

      "CLASS M-9 PRINCIPAL DISTRIBUTION AMOUNT": The Class M-9 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after taking into account the payment of the Class A Principal Distribution Amount on the Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on the Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on the Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on the Distribution Date, (v) the Certificate Principal Balance of the Class M-4 Certificates after taking into account the payment of the Class M-4 Principal Distribution Amount on the Distribution Date, (vi) the Certificate Principal Balance of the Class M-5 Certificates after taking into account the payment of the Class M-5 Principal Distribution Amount on the Distribution Date, (vii) the Certificate Principal Balance of the Class M-6 Certificates after taking into account the payment of the Class M-6 Principal Distribution Amount on the Distribution Date, (viii) the Certificate Principal Balance of the Class M-7 Certificates after taking into account the payment of the Class M-7 Principal Distribution Amount on the Distribution Date, (ix) the Certificate Principal Balance of the Class M-8 Certificates after taking into account the payment of the Class M-8 Principal Distribution Amount on the Distribution Date and (x) the Certificate Principal Balance of the Class M-9 Certificates immediately prior to the Distribution Date over (y) the lesser of (A) the product of (i) approximately ______% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

      "CLASS M-10 PRINCIPAL DISTRIBUTION AMOUNT": The Class M-10 Principal Distribution Amount is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after taking into account the payment of the Class A Principal Distribution Amount on the Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on the Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on the Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on the Distribution Date, (v) the Certificate Principal Balance of the Class M-4 Certificates after taking into account the payment of the Class M-4 Principal Distribution Amount on the Distribution Date, (vi) the Certificate Principal Balance of the Class M-5 Certificates after taking into account the payment of the Class M-5 Principal Distribution Amount on the Distribution Date, (vii) the Certificate Principal Balance of the Class M-6 Certificates after taking into account the payment of the Class M-6 Principal Distribution Amount on the Distribution Date, (viii) the Certificate Principal Balance of the Class M-7 Certificates after taking into account the payment of the Class M-7 Principal Distribution Amount on the Distribution Date, (ix) the Certificate Principal Balance of the Class M-8 Certificates after taking into account the payment of the Class M-8 Principal Distribution Amount on the Distribution Date, (x) the Certificate Principal Balance of the Class M-9 Certificates after taking into account the payment of the Class M-9 Principal Distribution Amount on the Distribution Date and (xi) the Certificate Principal Balance of the Class M-10 Certificates immediately prior to the Distribution Date over (y) the lesser of
(A) the product of (i) approximately _____% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

      "CREDIT ENHANCEMENT PERCENTAGE": The Credit Enhancement Percentage for any Distribution Date is the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the Subordinate Certificates by (y) the aggregate principal balance of the Mortgage Loans, calculated after taking into account distributions of principal on the Mortgage Loans and distribution of the Principal Distribution Amount to the holders of the certificates then entitled to distributions of principal on the Distribution Date.

      "DETERMINATION DATE": With respect to any Distribution Date, (i) with respect to Wells Fargo Bank, National Association, the business day immediately preceding the applicable Servicer Remittance Date, (ii) with respect to Ocwen Loan Servicing, LLC, the 15th day of the calendar month in which such Distribution Date occurs, or if such 15th day is not a business day, the business day immediately preceding such 15th day and (iii) with respect to Fremont Investment & Loan, (a) for any principal prepayment in full, the 18th day of the calendar month in which such Distribution Date occurs or, if such 18th day is not a business day, the business day immediately preceding such 18th day, and (b) for any other amounts, the 8th day of the calendar month in which such Distribution Date occurs of, if such 8th day is not a business day, the business day immediately preceding such 8th day.

      "DUE PERIOD": With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which the Distribution Date occurs and ending on the first day of the month in which the Distribution Date occurs.

      "GROUP IA ALLOCATION PERCENTAGE": The aggregate principal balance of the Group IA Mortgage Loans divided by the sum of the aggregate principal balance of the Group IA Mortgage Loans, the Group IB Mortgage Loans and Group II Mortgage Loans.

      "GROUP IA INTEREST REMITTANCE AMOUNT": The Group IA Interest Remittance Amount for any Distribution Date is that portion of the Available Distribution Amount for such Distribution Date that represents interest received or advanced on the Group IA Mortgage Loans minus any amounts payable or reimbursable therefrom to the Servicers, the Interim Servicer, the Trustee, the Custodians, the Credit Risk Manager, the Master Servicer or the Securities Administrator.

      "GROUP IA PRINCIPAL DISTRIBUTION AMOUNT": The Group IA Principal Distribution Amount for any Distribution Date will be the sum of (i) the principal portion of all scheduled monthly payments on the Group IA Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a Group IA Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the pooling and servicing agreement during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds, Subsequent Recoveries and all full and partial principal prepayments received during the related Prepayment Period, to the extent applied as recoveries of principal on the Group IA Mortgage Loans and (iv) the Class A-1A Allocation Percentage of the amount of any Overcollateralization Increase Amount for such Distribution Date MINUS (v) the Class A-1A Allocation Percentage of the amount of any Overcollateralization Reduction Amount for such Distribution Date minus any amounts payable or reimbursable therefrom to the Servicers, the Interim Servicer, the Trustee, the Custodian, the Credit Risk Manager, the Master Servicer or the Securities Administrator. In no event will the Group IA Principal Distribution Amount with respect to any Distribution Date be (x) less than zero or (y) greater than the then outstanding aggregate Certificate Principal Balance of the related Offered Certificates.

      "GROUP IA PRINCIPAL REMITTANCE AMOUNT": The Group IA Principal Remittance Amount for any Distribution Date will be the sum of the amounts described in clauses (i) through (iii) of the definition of Group IA Principal Distribution Amount net of any amounts payable or reimbursable therefrom to the Servicers, the Interim Servicer, the Trustee, the Custodians, the Credit Risk Manager, the Master Servicer or the Securities Administrator.

      "GROUP IB ALLOCATION PERCENTAGE": The aggregate principal balance of the Group IB Mortgage Loans divided by the sum of the aggregate principal balance of the Group IA Mortgage Loans, Group IB Mortgage Loans and Group II Mortgage Loans.

      "GROUP IB INTEREST REMITTANCE AMOUNT": The Group IB Interest Remittance Amount for any Distribution Date is that portion of the Available Distribution Amount for such Distribution Date that represents interest received or advanced on the Group IB Mortgage Loans minus any amounts payable or reimbursable therefrom to the Servicers, the Interim Servicer, the Trustee, the Custodians, the Master Servicer or the Securities Administrator.

      "GROUP IB PRINCIPAL DISTRIBUTION AMOUNT": The Group IB Principal Distribution Amount for any Distribution Date will be the sum of (i) the principal portion of all scheduled monthly payments on the Group IB Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a Group IB Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the pooling and servicing agreement during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds, Subsequent Recoveries and all full and partial principal prepayments received during the related Prepayment Period, to the extent applied as recoveries of principal on the Group IB Mortgage Loans and (iv) the Class A-1B Allocation Percentage of the amount of any Overcollateralization Increase Amount for such Distribution Date minus (v) the Class A-1B Allocation Percentage of the amount of any Overcollateralization Reduction Amount for such Distribution Date minus any amounts payable or reimbursable therefrom to the Servicers, the Interim Servicer, the Trustee, the Custodians, the Master Servicer or the Securities Administrator. In no event will the Group IB Principal Distribution Amount with respect to any Distribution Date be (x) less than zero or (y) greater than the then outstanding aggregate Certificate Principal Balance of the related Offered Certificates.

      "GROUP IB PRINCIPAL REMITTANCE AMOUNT": The Group IB Principal Remittance Amount for any Distribution Date will be the sum of the amounts described in clauses (i) through (iii) of the definition of

Group IB Principal Distribution Amount net of any amounts payable or reimbursable therefrom to the Servicers, the Interim Servicer, the Trustee, the Custodians, the Master Servicer or the Securities Administrator.

      "GROUP II ALLOCATION PERCENTAGE": The aggregate principal balance of the Group II Mortgage Loans divided by the sum of the aggregate principal balance of the Group IA Mortgage Loans, the Group IB Mortgage Loans and the Group II Mortgage Loans.

      "GROUP II INTEREST REMITTANCE AMOUNT": The Group II Interest Remittance Amount for any Distribution Date is that portion of the Available Distribution Amount for such Distribution Date that represents interest received or advanced on the Group II Mortgage Loans minus any amounts payable or reimbursable therefrom to the Servicers, the Interim Servicer, the Trustee, the Custodians, the Credit Risk Manager, the Master Servicer or the Securities Administrator.

      "GROUP II PRINCIPAL DISTRIBUTION AMOUNT": The Group II Principal Distribution Amount for any Distribution Date will be the sum of (i) the principal portion of all scheduled monthly payments on the Group II Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a Group II Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the pooling and servicing agreement during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds, Subsequent Recoveries and all full and partial principal prepayments received during the related Prepayment Period, to the extent applied as recoveries of principal on the Group II Mortgage Loans and (iv) the Class A-2 Allocation Percentage of the amount of any Overcollateralization Increase Amount for such Distribution Date MINUS (v) the Class A-2 Allocation Percentage of the amount of any Overcollateralization Reduction Amount for such Distribution Date minus any amounts payable or reimbursable therefrom to the Servicers, the Interim Servicer, the Trustee, the Custodians, the Credit Risk Manager, the Master Servicer or the Securities Administrator. In no event will the Group II Principal Distribution Amount with respect to any Distribution Date be (x) less than zero or (y) greater than the then outstanding aggregate Certificate Principal Balance of the related Offered Certificates.

      "GROUP II PRINCIPAL REMITTANCE AMOUNT": The Group II Principal Remittance Amount for any Distribution Date will be the sum of the amounts described in clauses (i) through (iii) of the definition of Group II Principal Distribution Amount net of any amounts payable or reimbursable therefrom to the Servicers, the Interim Servicer, the Trustee, the Custodians, the Credit Risk Manager, the Master Servicer or the Securities Administrator.

      "INTEREST ACCRUAL PERIOD": The Interest Accrual Period for the Offered Certificates and any Distribution Date is the period commencing on the Distribution Date of the month immediately preceding the month in which such Distribution Date occurs (or, in the case of the first period, commencing on the Closing Date), and ending on the day preceding such Distribution Date. All distributions of interest on such certificates will be based on a 360-day year and the actual number of days which have elapsed in the applicable Interest Accrual Period.

      "INTEREST CARRY FORWARD AMOUNT": The Interest Carry Forward Amount with respect to any class of Offered Certificates and any Distribution Date is equal to the amount, if any, by which the Interest Distribution Amount for that class of certificates for the immediately preceding Distribution Date exceeded the actual amount distributed on the certificates in respect of interest on the immediately preceding Distribution Date, together with any Interest Carry Forward Amount with respect to such class of certificates remaining unpaid from the previous Distribution Date, plus interest accrued thereon at the related Pass-Through Rate on the certificates for the most recently ended Interest Accrual Period.

      "INTEREST DISTRIBUTION AMOUNT": The Interest Distribution Amount for any class of Offered Certificates on any Distribution Date is equal to interest accrued during the related Interest Accrual Period on the Certificate Principal Balance of that class immediately prior to the Distribution Date at the Pass-Through Rate for that class reduced (to an amount not less than zero), in the case of each such class, by the allocable share, if any, for that class of Prepayment Interest Shortfalls to the extent not covered by Compensating Interest paid by the Master Servicer, the Servicers or the Interim Servicer and shortfalls resulting from the application of the Relief Act or similar state or local laws.

      "INTEREST REMITTANCE AMOUNT": The Interest Remittance Amount for any Distribution Date is the sum of the Group IA Interest Remittance Amount, Group IB Interest Remittance Amount and the Group II Interest Remittance Amount.

      "NET MONTHLY EXCESS CASHFLOW": The Net Monthly Excess Cashflow for any Distribution Date is equal to the sum of (i) any Overcollateralization Reduction Amount and (ii) the excess of (x) the Available Distribution Amount for the Distribution Date over (y) the sum for the Distribution Date of the aggregate of the Senior Interest Distribution Amounts payable to the holders of the Class A Certificates, the aggregate of the Interest Distribution Amounts payable to the holders of the Mezzanine Certificates, the Principal Remittance Amount, any Net Swap Payment or Swap Termination Payment (not caused by the occurrence of a Swap Provider Trigger Event) owed to the Swap Provider and the premium payable to the Insurer and any Reimbursement Amounts payable to the Insurer.

      "NET WAC PASS-THROUGH RATE": The Net WAC Pass-Through Rate for any Distribution Date and (A) the Class A-1A Certificates, is a per annum rate (adjusted for the actual number of days elapsed in the related Interest Accrual Period) equal to a fraction, expressed as a percentage, the numerator of which is the amount of interest which accrued on the Group IA Mortgage Loans in the prior calendar month minus the fees payable to the Servicers, the Interim Servicer, the Master Servicer and the Credit Risk Manager with respect to the Group IA Mortgage Loans for such Distribution Date and the Group IA Allocation Percentage of any Net Swap Payment payable to the Swap Provider or Swap Termination Payment payable to the Swap Provider which was not caused by the occurrence of a Swap Provider Trigger Event, in each case for such Distribution Date and the denominator of which is the aggregate principal balance of the Group IA Mortgage Loans as of the last day of the immediately preceding Due Period (or as of the Cut-off Date with respect to the first Distribution Date), after giving effect to principal prepayments received during the related Prepayment Period.

      (B) the Class A-1B1 Certificates and Class A-1B2 Certificates, is a per annum rate (adjusted for the actual number of days elapsed in the related Interest Accrual Period) equal to a fraction, expressed as a percentage, the numerator of which is the amount of interest which accrued on the Group IB Mortgage Loans in the prior calendar month minus the fees payable to the Servicers, the Interim Servicer, the Master Servicer and the Credit Risk Manager with respect to the Group IB Mortgage Loans for such Distribution Date, and, with respect to the Class A-1B2 Certificates, the premium payable to the Insurer and the Group IB Allocation Percentage of any Net Swap Payment payable to the Swap Provider or Swap Termination Payment payable to the Swap Provider which was not caused by the occurrence of a Swap Provider Trigger Event, in each case for such Distribution Date and the denominator of which is the aggregate principal balance of the Group IB Mortgage Loans as of the last day of the immediately preceding Due Period (or as of the Cut-off Date with respect to the first Distribution Date), after giving effect to principal prepayments received during the related Prepayment Period.

      (C) the Class A-2 Certificates, is a per annum rate (adjusted for the actual number of days elapsed in the related Interest Accrual Period) equal to a fraction, expressed as a percentage, the numerator of which is the amount of interest which accrued on the Group II Mortgage Loans in the prior calendar month minus the fees payable to the Servicers, the Interim Servicer, the Master Servicer and the Credit Risk Manager with respect to the Group II Mortgage Loans for such Distribution Date and the Group II Allocation Percentage of any Net Swap Payment payable to the Swap Provider or Swap Termination Payment payable to the Swap Provider which was not caused by the occurrence of a Swap Provider Trigger Event, in each case for such Distribution Date and the denominator of which is the aggregate principal balance of the Group II Mortgage Loans as of the last day of the immediately preceding Due Period (or as of the Cut-off Date with respect to the first Distribution Date), after giving effect to principal prepayments received during the related Prepayment Period.

      (D) the Mezzanine Certificates, is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the Scheduled Principal Balance of each loan group, the Certificate Principal Balance of the related Class A Certificates) of (i) the Net WAC Pass-Through Rate for the Class A-1A Certificates, (ii) the Net WAC Pass-Through Rate for the Class A-1B1 Certificates and Class A-1B2 Certificates and (iii) the Net WAC Pass-Through Rate for the Class A-2 Certificates.

      "NET WAC RATE CARRYOVER AMOUNT": With respect to any class of the Offered Certificates and any Distribution Date on which the Pass-Through Rate is limited to the applicable Net WAC Pass-Through Rate, an amount equal to the sum of (i) the excess of (x) the amount of interest such class would have been entitled to receive on such Distribution Date had the applicable Net WAC Pass-Through Rate not been applicable to such certificates on such Distribution Date over (y) the amount of interest paid on such Distribution Date at the applicable Net WAC Pass-Through Rate plus (ii) the related Net WAC Rate Carryover Amount for the previous Distribution Date not previously distributed together with interest thereon at a rate equal to the Pass-Through Rate for such class of certificates for the most recently ended Interest Accrual Period determined without taking into account the applicable Net WAC Pass-Through Rate.

      "OVERCOLLATERALIZATION AMOUNT": The Overcollateralization Amount as of any Distribution Date is equal to the amount by which the sum of the aggregate outstanding principal balance of the Mortgage Loans immediately following the Distribution Date exceeds the sum of the Certificate Principal Balances of the Offered Certificates and the Class P Certificates after taking into account the payment of the Principal Remittance Amount on the related Distribution Date.

      "OVERCOLLATERALIZATION INCREASE AMOUNT": An Overcollateralization Increase Amount for any Distribution Date is the amount of Net Monthly Excess Cashflow actually applied as an accelerated payment of principal to the classes of Offered Certificates then entitled to distributions of principal to the extent the Required Overcollateralization Amount exceeds the Overcollateralization Amount.

      "OVERCOLLATERALIZATION REDUCTION AMOUNT": An Overcollateralization Reduction Amount for any Distribution Date is the amount by which the Overcollateralization Amount exceeds the Required Overcollateralization Amount, but is limited to the Principal Remittance Amount. The Overcollateralization Reduction Amount is equal to zero when a Trigger Event is in effect.

      "POLICY": The certificate guaranty insurance policy provided by the Insurer with respect to the Class A-1B2 Certificates.

      "PREPAYMENT PERIOD": For any Distribution Date, (i) with respect to Wells Fargo Bank, National Association, the calendar month preceding the month in which the related Distribution Date occurs with respect to prepayments in part and the period beginning on the fourteenth day of the month preceding the related Distribution Date and ending on the thirteenth day of the month of such Distribution Date with respect to prepayments in full, (ii) with respect to Ocwen Loan Servicing, LLC, the period beginning on the 15th day of the month preceding the month in which the related Distribution Date occurs and ending on the 14th of the month in which such Distribution Date occurs with respect to prepayments in full and in part and (iii) with respect to the Interim Servicer, the calendar month preceding the month in which the related Distribution Date occurs with respect to prepayments in part and the period beginning on the sixteenth day of the month preceding the related Distribution Date and ending on the fifteenth day of the month of such Distribution Date with respect to prepayments in full.

      "PRINCIPAL DISTRIBUTION AMOUNT": The Principal Distribution Amount for any Distribution Date is the sum of the Group IA Principal Distribution Amount, the Group IB Principal Distribution Amount and Group II Principal Distribution Amount.

      "PRINCIPAL REMITTANCE AMOUNT": The Principal Remittance Amount for any Distribution Date is the sum of the Group IA Principal Remittance Amount, the Group IB Principal Remittance Amount and Group II Principal Remittance Amount.

      "REIMBURSEMENT AMOUNT": The aggregate of any payments made with respect to the Class A-1B2 Certificates by the Insurer under the Policy to the extent not previously reimbursed, plus interest on that amount at the per annum rate of interest, publicly announced from time to time by JPMorgan Chase Bank, N.A at its principal office in the City of New York as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by JPMorgan Chase Bank, N.A.) plus 3%, plus any other amounts owing to the Insurer under the pooling and servicing agreement.

      "REQUIRED OVERCOLLATERALIZATION AMOUNT": Initially, shall mean an amount equal to the product of (i) a percentage ranging from 3.00% to 3.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, which may be decreased as described under "--Overcollateralization Provisions" in this free writing prospectus.

      "SCHEDULED PRINCIPAL BALANCE": The Scheduled Principal Balance of any Mortgage Loan as of any date of determination is equal to the principal balance of the Mortgage Loan as of the Cut-off Date, after application of all scheduled principal payments due on or before the Cut-off Date, whether or not received, reduced by (i) the principal portion of all monthly payments due on or before the date of determination, whether or not received; (ii) all amounts allocable to unscheduled principal that were received prior to the calendar month in which the date of determination occurs and (iii) any Bankruptcy Loss occurring as a result of a Deficient Valuation that was incurred prior to the calendar month in which the date of determination occurs.

      "SENIOR INTEREST DISTRIBUTION AMOUNT": The Senior Interest Distribution Amount for any Distribution Date is equal to the Interest Distribution Amount for such Distribution Date for the Class A Certificates and the Interest Carry Forward Amount, if any, for such Distribution Date for the Class A Certificates.

      "SERVICER REMITTANCE DATE": With respect to any Distribution Date, and each Servicer, the 22nd day of each month; provided that if the 22nd day of a given month is not a business day, the Servicer Remittance Date shall be the business day immediately preceding such 22nd day. With respect to any Distribution Date and the Interim Servicer, with respect to (i) any principal prepayment in full, the 20th day of each month, or if such 20th day is not a business day, the first business day immediately following such 20th day, and
(ii) all other amounts, the 10th day of each month, or if such 10th day is not a business day, the first business day immediately following such 10th day.

      "SEQUENTIAL TRIGGER EVENT": A Sequential Trigger Event is in effect on any Distribution Date if, before the 25th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period (after giving effect to scheduled payments received or advanced on or before the related Determination Date and principal prepayments received during the related Prepayment Period) divided by the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds ___%, or if, on or after the 25th Distribution Date, a Trigger Event is in effect.

      "STEPDOWN DATE": The Stepdown Date is the earlier to occur of (i) the later to occur of (x) the Distribution Date occurring in March 2009 and (y) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans, but prior to any distribution of the Principal Distribution Amount to the holders of the certificates then entitled to distributions of principal on the Distribution Date), is greater than or equal to approximately ____% and (ii) the first Distribution Date on which the Certificate Principal Balance of the Class A Certificates has been reduced to zero.

      "SUBSEQUENT RECOVERIES": As of any Distribution Date, amounts received during the related Prepayment Period by the related Servicer or the Interim Servicer specifically related to a defaulted Mortgage Loan or disposition of an REO Property prior to the related Prepayment Period that resulted in a Realized Loss, after the liquidation or disposition of such defaulted Mortgage Loan, net of any amounts reimbursable to the related Servicer or the Interim Servicer related to obtaining such Subsequent Recovery.

      "TARGETED CREDIT ENHANCEMENT TEST": With respect to any Distribution Date and (i) the Class A-1A Certificates, shall be satisfied if on such Distribution Date the percentage obtained by dividing the Certificate Principal Balance of the Class A-1A Certificates by the aggregate principal balance of the Group IA Mortgage Loans is equal to or greater than ______%, (ii) the Class A-1B1 Certificates and Class A-1B2 Certificates, shall be satisfied if on such Distribution Date the percentage obtained by dividing the sum of the Certificate Principal Balances of the Class A-1B1 Certificates and Class A-1B2 Certificates by the aggregate principal balance of the Group IB Mortgage Loans is equal to or greater than _____% and (iii) the Class A-2 Certificates, shall be satisfied if on such Distribution Date the percentage obtained by dividing the sum of the Certificate Principal Balances of the Class A-2 Certificates by the aggregate principal balance of the Group II Mortgage Loans is equal to or greater than _____%.

      "TRIGGER EVENT": With respect to any Distribution Date, a Trigger Event is in effect if (x) the percentage obtained by dividing (i) the principal amount of Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure, bankruptcy and REO) by (ii) the aggregate principal balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month exceeds 34.00% of the Credit Enhancement Percentage with respect to such Distribution Date or (y) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off exceeds the applicable percentages set forth below with respect to such Distribution Date:

DISTRIBUTION DATE             PERCENTAGE
-----------------             ----------

March 2008 to February 2009 1.70% plus 1/12 of 2.10% for each month thereafter March 2009 to February 2010 3.80% plus 1/12 of 2.15% for each month thereafter March 2010 to February 2011 5.95% plus 1/12 of 1.70% for each month thereafter March 2011 to February 2012 7.65% plus 1/12 of 0.45% for each month thereafter
March 2012 and thereafter     8.10%

THE INTEREST RATE SWAP AGREEMENT AND THE SWAP PROVIDER

      The Offered Certificates will have the benefit of an interest rate swap agreement. On or before the Closing Date, the Trustee will enter into an interest rate swap agreement (the "Interest Rate Swap Agreement") with a swap provider having a long-term credit rating of at least "AA" (or the equivalent) by at least one of the Rating Agencies rating the Offered Certificates (the "Swap Provider"). A separate trust created under the pooling and servicing agreement (the "Supplemental Interest Trust") will hold the Interest Rate Swap Agreement documented by a Confirmation between the Trustee, on behalf of the Supplemental Interest Trust, and the Swap Provider. The Interest Rate Swap Agreement and any payments made by the Swap Provider thereunder will be assets of the Supplemental Interest Trust but will not be assets of any REMIC.

      The significance percentage, as calculated in accordance with Item 1115 of Regulation AB, is less than 10%. As provided in the Interest Rate Swap Agreement, the Swap Provider may be replaced if the significance percentage of the Interest Rate Swap Agreement is more than 10%.

      Pursuant to the Interest Rate Swap Agreement, on each Distribution Date,
(i) the Securities Administrator (on behalf of the Supplemental Interest Trust and from funds of such trust) will be obligated to pay to the Swap Provider, a fixed amount equal to the product of (x) _______%, (y) the Swap Notional Amount for that Distribution Date set forth in the Interest Rate Swap Agreement and (z) a fraction, the numerator of which is 30 (or, for the first Distribution Date, the number of days elapsed from the Closing Date to but excluding the first Distribution Date on a 30/360 basis), and the denominator of which is 360 (the "Securities Administrator Swap Payment"); and (ii) the Swap Provider will be obligated to pay to the Supplemental Interest Trust for the benefit of the holders of the Offered Certificates (the "Swap Provider Payment"), a floating amount equal to the product of (x) one-month LIBOR (as determined pursuant to the Interest Rate Swap Agreement), (y) the Swap Notional Amount for that Distribution Date set forth in the Interest Rate Swap Agreement, and (z) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date (or, for the first

Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date), and the denominator of which is 360. A net payment will be required to be made on each Distribution Date (each such net payment, a "Net Swap Payment") (a) by the Securities Administrator to the Swap Provider, to the extent that the fixed amount exceeds the corresponding floating amount, or (b) by the Swap Provider to the Securities Administrator, to the extent that the floating amount exceeds the corresponding fixed amount. Payments received by the Supplemental Interest Trust pursuant to the Interest Rate Swap Agreement will be available for distributions of Interest Carry Forward Amounts, Net WAC Rate Carryforward Amounts, amounts necessary to maintain or restore the Required Overcollateralization Amount and Allocated Realized Loss Amounts.

      The "Swap Notional Amount" with respect to each Distribution Date commencing in March 2006, is set forth below (which will be substantially the same schedule as set forth in the Interest Rate Swap Agreement). The Interest Rate Swap Agreement will terminate immediately following the Distribution Date in _____________, unless terminated earlier upon the occurrence of a Swap Default, an Early Termination Event or an Additional Termination Event (each as defined below).

                                              SWAP NOTIONAL AMOUNT
                DISTRIBUTION DATE                      ($)
                --------------------------    --------------------
                March 2006
                April 2006
                May 2006
                June 2006
                July 2006
                August 2006
                September 2006
                October 2006
                November 2006
                December 2006
                January 2007
                February 2007
                March 2007
                April 2007
                May 2007
                June 2007
                July 2007
                August 2007
                September 2007
                October 2007
                November 2007
                December 2007
                January 2008
                February 2008
                March 2008
                April 2008
                May 2008
                June 2008
                July 2008
                August 2008
                September 2008
                October 2008
                November 2008
                December 2008
                January 2009
                February 2009
                March 2009
                April 2009
                May 2009
                June 2009
                July 2009
                August 2009
                September 2009
                October 2009
                November 2009
                December 2009

      The respective obligations of the Swap Provider and the Supplemental Interest Trust to pay specified amounts due under the Interest Rate Swap Agreement will be subject to the following conditions precedent: (1) no Swap Default or event that with the giving of notice or lapse of time or both would become a Swap Default, in each case, in respect of the other party, shall have occurred and be continuing with respect to the Interest Rate Swap Agreement and
(2) no "Early Termination Date" (as defined in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) which terms are incorporated by reference in the Confirmation, has occurred or been effectively designated with respect to the Interest Rate Swap Agreement.

      "Events of Default" under the Interest Rate Swap Agreement (each a "Swap Default") include the following standard events of default under the ISDA Master
Agreement:

      o "Failure to Pay or Deliver" (as amended in the Interest Rate Swap Agreement),

      o     "Bankruptcy" (as amended in the Interest Rate Swap Agreement), and

      o     "Merger without Assumption" (only with respect to the Swap
            Provider),

      as described in Sections 5(a)(i), 5(a)(vii) and 5(a)(viii) of the ISDA Master Agreement.

      "Termination Events" under the Interest Rate Swap Agreement (each a "Termination Event") consist of the following standard events under the ISDA Master Agreement:

      o "Illegality" (which generally relates to changes in law causing it to become unlawful for either party to perform its obligations under the Interest Rate Swap Agreement),

      o "Tax Event" (which generally relates to either party to the Interest Rate Swap Agreement receiving a payment under the Interest Rate Swap Agreement from which an amount has been deducted or withheld for or on account of taxes) and

      o "Tax Event Upon Merger" (which generally relates to the Swap Provider's receiving a payment under the Interest Rate Swap Agreement from which an amount has been deducted or withheld for or on account of taxes resulting from a merger), as described in Sections 5(b)(i), 5(b)(ii) and 5(b)(iii) of the ISDA Master Agreement. In addition, there are "Additional Termination Events" (as defined in the Interest Rate Swap Agreement) including if the Trust or the Supplemental Interest Trust should terminate or if, pursuant to the terms of the pooling and servicing agreement, the Master Servicer exercises the option to purchase the Mortgage Loans. With respect to the Swap Provider, an Additional Termination Event will occur if the Swap Provider fails to comply with the Downgrade Provisions (as defined below).

      Upon the occurrence of any Swap Default under the Interest Rate Swap Agreement, the non-defaulting party will have the right to designate an Early Termination Date. With respect to Termination Events (including Additional Termination Events), an Early Termination Date may be designated by one of the parties (as specified in the Interest Rate Swap Agreement) and will occur only after notice has been given of the Termination Event, all as set forth in the Interest Rate Swap Agreement. The occurrence of an Early Termination Date under the Interest Rate Swap Agreement will constitute a "Swap Early Termination."

      Upon any Swap Early Termination, the Supplemental Interest Trust or the Swap Provider may be liable to make a termination payment (the "Swap Termination Payment") to the other party (regardless, if applicable, of which of the parties has caused the termination). The Swap Termination Payment will be based on the value of the Interest Rate Swap Agreement computed in accordance with the procedures set forth in the Interest Rate Swap Agreement taking into account the present value of the unpaid amounts that would have been owed to and by the Supplemental Interest Trust and the Swap Provider under the remaining scheduled term of the Interest Rate Swap Agreement. In the event that the Securities Administrator is required to make a Swap Termination Payment, that payment will be paid from the Supplemental Interest Trust on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, generally prior to distributions to Certificateholders, in accordance with the priorities set forth in this free writing prospectus.

      Upon a Swap Early Termination, the Trustee, at the direction of the Depositor, will seek a replacement swap provider to enter into a replacement interest rate swap agreement or similar agreement. To the extent the Securities Administrator receives a Swap Termination Payment from the Swap Provider, the Trustee on behalf of the Supplemental Interest Trust will apply all or such portion of such Swap Termination Payment as may be required to the payment of amounts due to a replacement swap provider under a replacement interest rate swap agreement or similar agreement. Furthermore, to the extent the Securities Administrator is required to pay a Swap Termination Payment to the Swap Provider, the Trustee on behalf of the Supplemental Interest Trust will apply all or a portion of such amount received from a replacement swap provider upon entering into a replacement interest rate swap agreement or similar agreement to the Swap Termination Payment amount owing to the Swap Provider.

      A Swap Termination Payment that is triggered upon: (i) an Event of Default under the Interest Rate Swap Agreement with respect to which the Swap Provider is a Defaulting Party (as defined in the Interest Rate Swap Agreement), (ii) a Termination Event under the Interest Rate Swap Agreement with respect to which the Swap Provider is the sole Affected Party (as defined in the Interest Rate Swap Agreement) or (iii) an Additional Termination Event under the Interest Rate Swap Agreement with respect to which the Swap Provider is the sole Affected Party, will be a "Swap Provider Trigger Event."

      If the Swap Provider's short-term credit rating falls below A-1 from Standard & Poor's or its short-term rating falls below P-1 by Moody's as specified in the Interest Rate Swap Agreement, the Swap Provider will be required, subject to the Rating Agency Condition (as defined in the Interest Rate Swap Agreement) to (1) post collateral securing its obligations under the Interest Rate Swap Agreement, (2) obtain a substitute Swap Provider acceptable to the Rating Agencies that will assume the obligations of the Swap Provider under the Interest Rate Swap Agreement, (3) obtain a guaranty or contingent agreement of the Swap Provider's obligations under the Interest Rate Swap Agreement from another person acceptable to the Rating Agencies or (4) establish any other arrangement sufficient to restore the immediately prior credit rating of the Offered Certificates, all as provided in the Interest Rate Swap Agreement (such provisions, the "Downgrade Provisions"). If the Swap Provider's long-term credit rating falls below BBB- from Standard & Poor's as specified in the Interest Rate Swap Agreement, the Swap Provider will be required, subject to the Rating Agency Condition (as defined in the Interest Rate Swap Agreement) to (1) obtain a substitute Swap Provider acceptable to the Rating Agencies that will assume the obligations of the Swap Provider under the Interest Rate Swap Agreement or (2) obtain a guaranty or contingent agreement of the Swap Provider's obligations under the Interest Rate Swap Agreement from another person acceptable to the Rating Agencies, all as provided in the Downgrade Provisions.

      On each Distribution Date, to the extent required, following the distribution of the Net Monthly Excess Cashflow and withdrawals from the Reserve Fund, as described in "--Overcollateralization Provisions" in this free writing prospectus, the Securities Administrator will withdraw any amounts in the Supplemental Interest Trust and distribute such amounts in the following order of priority:

            FIRST, to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Interest Rate Swap Agreement for such Distribution Date;

            SECOND, to the Swap Provider, any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event pursuant to the Interest Rate Swap Agreement;

            THIRD, concurrently, to each class of Class A Certificates, the related Senior Interest Distribution Amount remaining undistributed after the distributions of the Group IA Interest Remittance Amount, Group IB Interest Remittance Amount and Group II Interest Remittance Amount, on a PRO RATA basis based on such respective remaining Senior Interest Distribution Amounts;

            FOURTH, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, the related Interest Distribution Amount and Interest Carry Forward Amount, to the extent remaining undistributed after the distributions of the Group IA Interest Remittance Amount, Group IB Interest Remittance Amount and Group II Interest Remittance Amount and the Net Monthly Excess Cashflow;

            FIFTH, concurrently, to each class of Class A Certificates, the related Net WAC Rate Carryover Amount, to the extent remaining undistributed after distributions of Net Monthly Excess Cashflow on deposit in the Reserve Fund, on a PRO RATA basis based on such respective Net WAC Rate Carryover Amounts remaining;

            SIXTH, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, the related Net WAC Rate Carryover Amount, to the extent remaining undistributed after distributions of Net Monthly Excess Cashflow on deposit in the Reserve Fund;

            SEVENTH, to the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount necessary to maintain the Required Overcollateralization Amount after taking into account distributions made pursuant to clause FIRST under "--Overcollateralization Provisions;"

            EIGHTH, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, in each case up to the related Allocated Realized Loss Amount related to such Certificates for such Distribution Date remaining undistributed after distribution of the Net Monthly Excess Cashflow;

            NINTH, to the Swap Provider, an amount equal to any Swap Termination Payment owed to the Swap Provider due to a Swap Provider Trigger Event pursuant to the Interest Rate Swap Agreement; and

            TENTH, to the Class CE-1 Certificates, any remaining amounts.

      In the event that the Supplemental Interest Trust receives a Swap Termination Payment, and a successor Swap Provider cannot be obtained, then such Swap Termination Payment will be deposited into a reserve account and the Securities Administrator, on each subsequent Distribution Date (until the termination date of the original Interest Rate Swap Agreement), will withdraw the amount of any Net Swap Payment due to the Supplemental Interest Trust (calculated in accordance with the terms of the original Interest Rate Swap Agreement) and administer such Net Swap Payment in accordance with the terms of the pooling and servicing agreement.

      The Interest Rate Swap Agreement will be governed by and construed in accordance with the laws of the State of New York. The obligations of the Swap Provider are limited to those specifically set forth in the Interest Rate Swap Agreement, as applicable.

INTEREST DISTRIBUTIONS ON THE OFFERED CERTIFICATES

      Holders of the Offered Certificates will be entitled to receive on each Distribution Date, interest distributions in an aggregate amount equal to interest accrued during the related Interest Accrual Period on the Certificate Principal Balances thereof at the then-applicable Pass-Through Rates thereon, in the priorities set forth below.

      (A) On each Distribution Date, the Group IA Interest Remittance Amount will be distributed in the following order of priority:

            FIRST, to the Supplemental Interest Trust, an amount equal to the Group IA Allocation Percentage of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event;

            SECOND, to the holders of the Class A-1A Certificates, the Senior Interest Distribution Amount allocable to the Class A-1A Certificates;

            THIRD, concurrently, to the holders of the Class A-1B1, Class A-1B2, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the Senior Interest Distribution Amount allocable to each such class, to the extent remaining unpaid after distribution of the Group IB Interest Remittance Amount as set forth in clause (B) below and the Group II Interest Remittance Amount as set forth in clause (C) below, on a pro rata basis, based on the entitlement of each such class; and

            FOURTH, to the Insurer, any premium and Reimbursement Amounts not repaid from the Group IB Interest Remittance Amount as set forth in clause (B) below.

      (B) On each Distribution Date, the Group IB Interest Remittance Amount will be distributed in the following order of priority:

            FIRST, to the Insurer, the premium due in connection with the Policy;

            SECOND, to the Supplemental Interest Trust, an amount equal to the Group IB Allocation Percentage of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event;

            THIRD, to the holders of the Class A-1B1 Certificates and Class A-1B2 Certificates, the Senior Interest Distribution Amount allocable to each such class, on a pro rata basis, based on the entitlement of each such class;

            FOURTH, to the Insurer, any unpaid Reimbursement Amount; and

            FIFTH, concurrently, to the holders of the Class A-1A, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the Senior Interest Distribution Amount allocable to each such class, to the extent remaining unpaid after distribution of the Group IA Interest Remittance Amount as set forth in clause (A) above and the Group II Interest Remittance Amount as set forth in clause (C) below, on a pro rata basis, based on the entitlement of each such class.

      (C) On each Distribution Date, the Group II Interest Remittance Amount will be distributed in the following order of priority:

            FIRST, to the Supplemental Interest Trust, an amount equal to the Group II Allocation Percentage of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event;

            SECOND, concurrently, to the holders of the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the Senior Interest Distribution Amount allocable to each such class, on a pro rata basis, based on the entitlement of each such class;

            THIRD, to the holders of the Class A-1A, Class A-1B1 and Class A-1B2 Certificates, the Senior Interest Distribution Amount allocable to each such class, to the extent remaining unpaid after distribution of the Group IA Interest Remittance Amount as set forth in clause (A) above and the Group IB

Interest Remittance Amount as set forth in clause (B) above, on a pro rata basis, based on the entitlement of each such class; and

            FOURTH, to the Insurer, any premium and Reimbursement Amounts not repaid from the Group IB Interest Remittance Amount as set forth in clause (B) above.

      (D) On each Distribution Date, following the deposit of the Net Swap Payment and any Swap Termination Payment into the Supplemental Interest Trust as described in clauses (A), (B) and (C) above and the distributions of interest to the holders of the Class A Certificates as described in clauses (A), (B) and (C) above, any Group IA Interest Remittance Amount, Group IB Interest Remittance Amount and Group II Interest Remittance Amount remaining will be distributed sequentially, to the Class M-1, Class M- 2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, to the extent of the Interest Distribution Amount allocable to each such class.

      On any Distribution Date, any shortfalls resulting from the application of the Relief Act or any similar state or local law and any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest paid by the Servicers, the Interim Servicer or the Master Servicer will be allocated FIRST, to Net Monthly Excess Cashflow and payments received under the Interest Rate Swap Agreement according to the priorities set forth under "Description of the Certificates--Overcollateralization Provisions" in this free writing prospectus, SECOND, to the Class M-10 Certificates, THIRD, to the Class M-9 Certificates, FOURTH, to the Class M-8 Certificates, FIFTH, to the Class M-7 Certificates, SIXTH to the Class M-6 Certificates, SEVENTH, to the Class M-5 Certificates, EIGHTH, to the Class M-4 Certificates, NINTH, to the Class M-3 Certificates, TENTH, to the Class M-2 Certificates, ELEVENTH, to the Class M-1 Certificates and TWELFTH, to the Class A Certificates, on a PRO RATA basis, based on their respective Senior Interest Distribution Amounts before such reduction. The holders of the Offered Certificates will be entitled to reimbursement for any of these interest shortfalls, subject to available funds, in the priorities described under "--OVERCOLLATERALIZATION PROVISIONS" in this free writing prospectus.

      With respect to any Distribution Date, to the extent that the aggregate Interest Distribution Amount exceeds the Interest Remittance Amount, a shortfall in interest distributions on one or more classes of Offered Certificates will result and payments of Interest Carry Forward Amounts to such classes of Offered Certificates will be made. The Interest Carry Forward Amount with respect to the Class A Certificates, if any, is distributed as part of the Senior Interest Distribution Amount on each Distribution Date. The Interest Carry Forward Amount with respect to the Mezzanine Certificates, if any, may be carried forward to succeeding Distribution Dates and, subject to available funds, will be distributed in the manner set forth in "--OVERCOLLATERALIZATION PROVISIONS" and "--THE INTEREST RATE SWAP AGREEMENT AND THE SWAP PROVIDER" in this free writing prospectus.

      Except as otherwise described in this free writing prospectus, on any Distribution Date, distributions of the Interest Distribution Amount for a class of certificates will be made in respect of that class of certificates, to the extent provided in this free writing prospectus, on a PARI PASSU basis, based on the Certificate Principal Balance of the certificates of each class.

CALCULATION OF ONE-MONTH LIBOR

      With respect to each Interest Accrual Period (other than the initial Interest Accrual Period) and the Offered Certificates, on the second business day preceding such Interest Accrual Period, (each such date, an "Interest Determination Date"), the Securities Administrator will determine One-Month LIBOR for such Interest Accrual Period. With respect to the initial Interest Accrual Period, on the Closing Date, the Securities Administrator will determine One-Month LIBOR for such Interest Accrual Period based on information available on the second business day preceding the Closing Date (the related "Interest Determination Date"). "One-Month LIBOR" means, as of any Interest Determination Date, the London interbank offered rate for one-month U.S. dollar deposits which appears on Telerate Page 3750 (as defined herein) as of 11:00 a.m. (London time) on such date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the offered rates of the Reference Banks (as defined herein) for one-month U.S. dollar deposits, as of 11:00 a.m. (London time) on such

Interest Determination Date. The Securities Administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If on such Interest Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.0625%). If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the higher of (x) One-Month LIBOR as determined on the previous Interest Determination Date and (y) the Reserve Interest Rate (as defined herein).

      As used in this section, "business day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York; "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Capital Markets Report (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices); "Reference Banks" means leading banks selected by the Securities Administrator and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) which have been designated as such by the Securities Administrator and (iii) not controlling, controlled by, or under common control with, the Depositor or the Securities Administrator, and "Reserve Interest Rate" shall be the rate per annum that the Securities Administrator determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of the one-month U.S. dollar lending rates which New York City banks selected by the Securities Administrator are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Securities Administrator can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Securities Administrator are quoting on such Interest Determination Date to leading European banks.

      The establishment of One-Month LIBOR on each Interest Determination Date by the Securities Administrator and the Securities Administrator's calculation of the rate of interest applicable to the Offered Certificates for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

PRINCIPAL DISTRIBUTIONS ON THE OFFERED CERTIFICATES

      On each Distribution Date, the Principal Distribution Amount will be distributed to the holders of the Offered Certificates then entitled to principal distributions. In no event will the Principal Distribution Amount with respect to any Distribution Date be (i) less than zero or (ii) greater than the then outstanding aggregate Certificate Principal Balance of the Offered Certificates.

      (A) On each Distribution Date (i) prior to the Stepdown Date or (ii) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Group IA Principal Distribution Amount will be made in the following amounts and order of priority:

            FIRST, to the Supplemental Interest Trust, an amount equal to the Group IA Allocation Percentage of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event to the extent not paid from the Interest Remittance Amount in such Distribution Date;

            SECOND, to the holders of the Class A-1A Certificates, until the Certificate Principal Balance of the Class A-1A Certificates has been reduced to zero;

            THIRD, concurrently, (i) to the holders of the Class A-1B1 Certificates and Class A-1B2 Certificates and (ii) to the holders of the Class A-2 Certificates, after taking into account the distribution of the Group IB Principal Distribution Amount and the Group II Principal Distribution Amount each as described below, on a pro rata basis, based on the Certificate Principal Balance of each such class until the Certificate Principal Balance of each such class has been reduced to zero; provided, however that if a Sequential Trigger Event is in effect on such Distribution Date, the pro rata allocation to the Class A-1B1 Certificates and Class A-1B2 Certificates pursuant to this clause third shall be based on the total

Certificate Principal Balance of the Class A-1B1 Certificates and Class A-1B2 Certificates, but shall be distributed sequentially to the Class A-1B1 Certificates and Class A-1B2 Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero; provided, further that the pro rata allocation to the Class A-2 Certificates pursuant to this clause third shall be based on the total Certificate Principal Balance of the Class A-2 Certificates, but shall be distributed sequentially to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero; and

            FOURTH, to the Insurer, any premium and Reimbursement Amounts not repaid from the Interest Remittance Amount on such Distribution Date.

      (B) On each Distribution Date (i) prior to the Stepdown Date or (ii) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Group IB Principal Distribution Amount will be made in the following amounts and order of priority:

            FIRST, to the Supplemental Interest Trust, an amount equal to the Group IB Allocation Percentage of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event to the extent not paid from the Interest Remittance Amount in such Distribution Date;

            SECOND, concurrently to the holders of the Class A-1B1 Certificates and Class A-1B2 Certificates, on a pro rata basis based on the Certificate Principal Balance of each such class, until the Certificate Principal Balance of each such class has been reduced to zero; provided, however that if a Sequential Trigger Event is in effect on such Distribution Date, the distribution to the holders of the Class A-1B1 Certificates and Class A-1B2 Certificates pursuant to this clause second shall be made on a sequential basis to the Class A-1B1 Certificates and Class A-1B2 Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero;

            THIRD, concurrently, (i) to the holders of the Class A-1A Certificates and (ii) to the holders of the Class A-2 Certificates, after taking into account the distribution of the Group IA Principal Distribution Amount as described above and the Group II Principal Distribution Amount as described below, on a PRO RATA basis, based on the Certificate Principal Balance of each such class until the Certificate Principal Balance of each such class has been reduced to zero; provided, however that the pro rata allocation to the Class A-2 Certificates pursuant to this clause third shall be based on the total Certificate Principal Balance of the Class A-2 Certificates, but shall be distributed sequentially to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero; and

            FOURTH, to the Insurer, any premium and Reimbursement Amounts not repaid from the Interest Remittance Amount on such Distribution Date.

      (C) On each Distribution Date (i) prior to the Stepdown Date or (ii) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Group II Principal Distribution Amount will be made in the following amounts and order of priority:

            FIRST, to the Supplemental Interest Trust, an amount equal to the Group II Allocation Percentage of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event to the extent not paid from the Interest Remittance Amount;

            SECOND, sequentially, to the holders of the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero;

            THIRD, concurrently, (i) to the holders of the Class A-1A Certificates and (ii) to the holders of the Class A-1B1 Certificates and Class A-1B2 Certificates, after taking into account the distribution of the Group IA Principal Distribution Amount and the Group IB Principal Distribution Amount each as described above, on a pro rata basis, based on the Certificate Principal Balance of each such class until the Certificate Principal Balance of each such class has been reduced to zero; provided, however that if a Sequential Trigger Event is in effect on such Distribution Date, the pro rata allocation to the Class A-1B1 Certificates and Class A-1B2 Certificates pursuant to this clause third shall be based on the total Certificate Principal Balance of the Class A-1B1 Certificates and Class A-1B2 Certificates, but shall be distributed sequentially to the Class A-1B1 Certificates and Class A-1B2 Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero; and

            FOURTH, to the Insurer, any premium and Reimbursement Amounts not repaid from the Interest Remittance Amount on such Distribution Date.

      (D) On each Distribution Date (i) prior to the Stepdown Date or (ii) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the sum of the Group IA Principal Distribution Amount, Group IB Principal Distribution Amount and Group II Principal Distribution Amount remaining undistributed for such Distribution Date will be made sequentially, to the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, in each case until the Certificate Principal Balance of each such class has been reduced to zero.

      (E)   On each Distribution Date (i) on or after the Stepdown Date and
(ii) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Group IA Principal Distribution Amount will be made in the following amounts and order of priority:

            FIRST, to the Supplemental Interest Trust, an amount equal to the Group IA Allocation Percentage of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event to the extent not paid from the Interest Remittance Amount on such Distribution Date;

            SECOND, to the holders of the Class A-1A Certificates, the Class A-1A Principal Distribution Amount, until the Certificate Principal Balance of the Class A-1A Certificates has been reduced to zero;

            THIRD, concurrently, (i) to the holders of the Class A-1B1 Certificates and Class A-1B2 Certificates and (ii) to the holders of the Class A-2 Certificates, after taking into account the distribution of the Group IB Principal Distribution Amount and the Group II Principal Distribution Amount on such Distribution Date, on a pro rata basis based on the amount required to satisfy the Targeted Credit Enhancement Test with respect to Class A-1B1 Certificates and Class A-1B2 Certificates on the one hand and the Class A-2 Certificates on the other; provided, however that if a Sequential Trigger Event is in effect on such Distribution Date, the distribution to the Class A-1B1 Certificates and Class A-1B2 Certificates pursuant to this clause third shall be made on a sequential basis to the Class A-1B1 Certificates and Class A-1B2 Certificates in that order until the Certificate Principal Balance of each such class has been reduced to zero; provided, further that the distribution to the Class A-2 Certificates pursuant to this clause third shall be made on a sequential basis to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero; and

            FOURTH, to the Insurer, any premium and Reimbursement Amounts not repaid from the Interest Remittance Amount on such Distribution Date.

      (F)   On each Distribution Date (i) on or after the Stepdown Date and
(ii) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Group IB Principal Distribution Amount will be made in the following amounts and order of priority:

            FIRST, to the Supplemental Interest Trust, an amount equal to the Group IB Allocation Percentage of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event to the extent not paid from the Interest Remittance Amount on such Distribution Date;

            SECOND, concurrently to the holders of the Class A-1B1 Certificates and Class A-1B2 Certificates, on a pro rata basis based on the Certificate Principal Balance of each such class, the Class A-1B Principal Distribution Amount until the Certificate Principal Balance of each such class has been reduced to zero; provided, however that if a Sequential Trigger Event is in effect on such Distribution Date, the distribution to the holders of the Class A-1B1 Certificates and Class A-1B2 Certificates pursuant to this clause second shall be made on a sequential basis to the Class A-1B1 Certificates and Class A-1B2 Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero;

            THIRD, concurrently, (i) to the holders of the Class A-1A Certificates and (ii) to the holders of the Class A-2 Certificates, after taking into account the distribution of the Group IA Principal Distribution Amount and the Group II Principal Distribution Amount on such Distribution Date, on a pro rata basis based on the amount required to satisfy the Targeted Credit Enhancement Test with respect to Class A-1A Certificates on the one hand and the Class A-2 Certificates on the other; provided, however that the distribution to the Class A-2 Certificates pursuant to this clause third shall be made on a sequential basis to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, in that order; and

            FOURTH, to the Insurer, any premium and Reimbursement Amounts not repaid from the Interest Remittance Amount on such Distribution Date.

      (G)   On each Distribution Date (i) on or after the Stepdown Date and
(ii) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Group II Principal Distribution Amount will be made in the following amounts and order of priority:

            FIRST, to the Supplemental Interest Trust, an amount equal to the Group II Allocation Percentage of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event to the extent not paid from the Interest Remittance Amount;

            SECOND, sequentially, to the holders of the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, in that order, the Class A-2 Principal Distribution Amount, until the Certificate Principal Balance of each such class has been reduced to zero;

            THIRD, concurrently, (i) to the holders of the Class A-1A Certificates and (ii) to the holders of the Class A-1B1 Certificates and Class A-1B2 Certificates, after taking into account the distribution of the Group IA Principal Distribution Amount and the Group IB Principal Distribution Amount on such Distribution Date, on a pro rata basis based on the amount required to satisfy the Target Credit Enhancement Test with respect to the A-1A Certificates on the one hand and the Class A-1B1 Certificates and Class A-1B2 Certificates on the other; provided, however that if a Sequential Trigger Event is in effect on such Distribution Date, the distribution to the Class A-1B1 Certificates and Class A-1B2 Certificates pursuant to this clause third shall be made on a sequential basis to the Class A-1B1 Certificates and Class A-1B2 Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero; and

            FOURTH, to the Insurer, any premium and Reimbursement Amounts not repaid from the Interest Remittance Amount on such Distribution Date.

      (H)   On each Distribution Date (i) on or after the Stepdown Date and
(ii) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Principal Distribution Amount remaining undistributed for such Distribution Date will be made in the following amounts and order of priority:

            FIRST, to the holders of the Class M-1 Certificates, the lesser of
(x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Supplemental Interest Trust, to the holders of the Class A Certificates and to the Insurer under (E), (F) and (G) above, and (y) the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

            SECOND, to the holders of the Class M-2 Certificates, the lesser of
(x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Supplemental Interest Trust, to the holders of the Class A Certificates and to the Insurer under (E), (F) and (G) above and to the holders of the Class M-1 Certificates under clause FIRST above, and (y) the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

            THIRD, to the holders of the Class M-3 Certificates, the lesser of
(x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Supplemental Interest Trust, to the holders of the Class A Certificates and to the Insurer under (E), (F) and (G) above, to the holders of the Class M-1 Certificates under clause FIRST above and to the holders of the Class M-2 Certificates under clause SECOND above, and (y) the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero;

            FOURTH, to the holders of the Class M-4 Certificates, the lesser of
(x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Supplemental Interest Trust, to the holders of the Class A Certificates and to the Insurer under (E), (F) and (G) above, to the holders of the Class M-1 Certificates under clause FIRST above, to the holders of the Class M-2 Certificates under clause SECOND above and to the holders of the Class M-3 Certificates under clause THIRD above, and (y) the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-4 Certificates has been reduced to zero;

            FIFTH, to the holders of the Class M-5 Certificates, the lesser of
(x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Supplemental Interest Trust, to the holders of the Class A Certificates and to the Insurer under (E), (F) and (G) above, to the holders of the Class M-1 Certificates under clause FIRST above, to the holders of the Class M-2 Certificates under clause SECOND above, to the holders of the Class M-3 Certificates under clause THIRD above and to the holders of the Class M-4 Certificates under clause FOURTH above, and (y) the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-5 Certificates has been reduced to zero;

            SIXTH, to the holders of the Class M-6 Certificates, the lesser of
(x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Supplemental Interest Trust, to the holders of the Class A Certificates and to the Insurer under (E), (F) and (G) above, to the holders of the Class M-1 Certificates under clause FIRST above, to the holders of the Class M-2 Certificates under clause SECOND above, to the holders of the Class M-3 Certificates under clause THIRD above, to the holders of the Class M-4 Certificates under clause FOURTH above and to the holders of the Class M-5 Certificates under clause FIFTH above, and (y) the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-6 Certificates has been reduced to zero;

            SEVENTH, to the holders of the Class M-7 Certificates, the lesser of
(x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Supplemental Interest Trust, to the holders of the Class A Certificates and to the Insurer under (E), (F) and (G) above, to the holders of the Class M-1 Certificates under clause FIRST above, to the holders of the Class M-2 Certificates under clause SECOND above, to the holders of the Class M-3 Certificates under clause THIRD above, to the holders of the Class M-4 Certificates under clause FOURTH above, to the holders of the Class M-5 Certificates under clause FIFTH above and to the holders of the Class M-6 Certificates under clause SIXTH above, and (y) the Class M-7 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-7 Certificates has been reduced to zero;

            EIGHTH, to the holders of the Class M-8 Certificates, the lesser of
(x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Supplemental Interest Trust, to the holders of the Class A Certificates and to the Insurer under (E), (F) and (G) above, to the holders of the Class M-1 Certificates under clause FIRST above, to the holders of the Class M-2 Certificates under clause SECOND above, to the holders of the Class M-3 Certificates under clause THIRD above, to the holders of the Class M-4 Certificates under clause FOURTH above, to the holders of the Class M-5 Certificates under clause FIFTH above, to the holders of the Class M-6 Certificates under clause SIXTH above and to the holders of the Class M-7 Certificates under clause SEVENTH above, and (y) the Class M-8 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-8 Certificates has been reduced to zero;

            NINTH, to the holders of the Class M-9 Certificates, the lesser of
(x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Supplemental Interest Trust, to the holders of the Class A Certificates and to the Insurer under (E), (F) and (G) above, to the holders of the Class M-1 Certificates under clause FIRST above, to the holders of the Class M-2 Certificates under clause SECOND above, to the holders of the Class M-3 Certificates under clause THIRD above, to the holders of the Class M-4 Certificates under clause FOURTH above, to the holders of the Class M-5 Certificates under clause FIFTH above, to the holders of the Class M-6 Certificates under clause SIXTH above, to the holders of the Class M-7 Certificates under clause SEVENTH above and to the holders of the Class M-8 Certificates under clause EIGHTH above, and (y) the Class M-9 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-9 Certificates has been reduced to zero; and

            TENTH, to the holders of the Class M-10 Certificates, the lesser of
(x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Supplemental Interest Trust, to the holders of the Class A Certificates and to the Insurer under (E), (F) and (G) above, to the holders of the Class M-1 Certificates under clause FIRST above, to the holders of the Class M-2 Certificates under clause SECOND above, to the holders of the Class M-3 Certificates under clause THIRD above, to the holders of the Class M-4 Certificates under clause FOURTH above, to the holders of the Class M-5 Certificates under clause FIFTH above, to the holders of the Class M-6 Certificates under clause SIXTH above, to the holders of the Class M-7 Certificates under clause SEVENTH above, to the holders of the Class M-8 Certificates under clause EIGHTH above and to the holders of the Class M-9 Certificates under clause NINTH above, and (y) the Class M-10 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-10 Certificates has been reduced to zero.

      The allocation of distributions in respect of principal to the Class A Certificates on each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event has occurred, will have the effect of accelerating the amortization of the Class A Certificates while, in the absence of Realized Losses, increasing the respective percentage interest in the principal balance of the Mortgage Loans evidenced by the Mezzanine Certificates. Increasing the respective percentage interest in the trust fund of the Mezzanine Certificates relative to that of the Class A Certificates is intended to preserve the availability of the subordination provided by the Mezzanine Certificates.

      Notwithstanding the priority of distributions described in this section with respect to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, on any Distribution Date which occurs after the Certificate Principal Balances of the Mezzanine Certificates have been reduced to zero distributions in respect of principal to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates will be made on a pro rata basis, based on the Certificate Principal Balance of each such class, until the Certificate Principal Balance of each such class has been reduced to zero.

TABLE OF FEES AND EXPENSES

      The following table indicates the fees and expenses to be paid from the cash flows from the Mortgage Loans and other assets of the trust fund, while the Offered Certificates are outstanding.

      All fees are expressed in basis points, at an annualized rate, applied to the outstanding aggregate principal balance of the Mortgage Loans.

           Item                      Fee or Expense                  Paid To                   Paid From                Frequency
--------------------------   -------------------------------   -------------------   -----------------------------   ---------------
Servicing Fee(1)             0.500% per annum of the           Servicer or Interim   Mortgage Loan Interest               Monthly
                             Scheduled Principal Balance of    Servicer              Collections
                             each Mortgage Loan

Credit Risk Manager Fee(2)   0.0135% per annum of the          Credit Risk Manager   Mortgage Loan Interest               Monthly
                             Scheduled Principal Balance of                          Collections
                             each Mortgage Loan

Insurer Premium              No more than 0.08% per annum      Insurer               All collections on the               Monthly
                             of the Scheduled Principal                              Mortgage Loans
                             Balance of the Class A-1B2
                             Certificates.

P&I Advances and Servicing   To the extent of funds            Servicer or Master    With respect to each Mortgage     Time to Time
Advances                     available, the amount of any      Servicer, as          Loan, late recoveries of the
                             advances and servicing advances   applicable            payments of the costs and
                                                                                     expenses, liquidation
                                                                                     proceeds, Subsequent
                                                                                     Recoveries, purchase proceeds
                                                                                     or repurchase proceeds for
                                                                                     that Mortgage Loan

Nonrecoverable Advances      The amount of any advances and    Servicer or Master    All collections on the            Time to Time
and Servicing Advances       servicing advances deemed         Servicer, as          Mortgage Loans
                             nonrecoverable                    applicable

Reimbursement for certain    The amount of the expenses,       Servicer, Master      All collections on the            Time to Time
expenses, costs and          costs and liabilities incurred    Servicer,             Mortgage Loans
liabilities incurred by                                        Securities
the Servicer, the Master                                       Administrator,
Servicer, the Securities                                       Insurer, Sponsor or
Administrator, the                                             Depositor, as
Insurer, the Sponsor or                                        applicable
the Depositor in
connection with any legal
action relating to the
pooling agreement or the
certificates (3)

Reimbursement for amounts    The aggregate of any payments     Insurer               Available Distribution Amount     Time to Time
paid by the Insurer under    made with respect to the Class
the Policy and other         A-1B2 Certificates by

           Item                      Fee or Expense                  Paid To                   Paid From                Frequency
--------------------------   -------------------------------   -------------------   -----------------------------   ---------------
reimbursement amounts.       the Insurer under the Policy
                             to the extent not previously
                             reimbursed, plus interest on
                             that amount at a rate equal to
                             the prime rate plus 3
                             percentage points, plus any
                             other amounts owing to the
                             Insurer under the pooling and
                             servicing agreement

Indemnification expenses     Amounts for which the Sponsor,    Servicers,            All collections on the            Time to Time
                             the Insurer, the Servicers,       Insurer, Master       mortgage loans (or, in the
                             the Master Servicer, the          Servicer,             case of each Servicer, the
                             Securities Administrator and      Securities            related Mortgage Loans)
                             the Depositor are entitled to     Administrator
                             indemnification (4)               Sponsor or
                                                               Depositor, as
                                                               applicable

Indemnification expenses     Amounts for which the trustee     Trustee or            All collections on the            Time to Time
                             or custodian is entitled to       Custodian, as         mortgage loans
                             indemnification (5)               applicable

Reimbursement for any        The amounts paid by the Trustee   Trustee               All collections on the            Time to Time
amounts payable by the                                                               Mortgage Loans
Trustee for recording of
assignments of mortgages
to the extent not paid by
the related Servicer

Reimbursement for costs      The amount of costs incurred      Trustee or Master     All collections on the            Time to Time
associated with the          by the Master Servicer or the     Servicer, as          Mortgage Loans
transfer of servicing or     Trustee in connection with the    applicable
master servicing in the      transfer of servicing to the
event of termination of      Master Servicer or a successor
the Master Servicer or a     servicer or by the Trustee in
defaulting Servicer          the event of termination the
                             Master Servicer, to the extent
                             not paid by the terminated
                             Servicer or Master Servicer

Reimbursement for any        The amount incurred by the        Trustee and           All collections on the            Time to Time
expenses incurred by the     trustee in connection with a      Securities            mortgage loans
trustee in connection        tax audit of the trust            Administrator
with a tax audit of the
trust

(1) For so long as Ocwen Loan Servicing, LLC is servicing the related Mortgage Loans, with respect to each such Mortgage Loan, 0.10% will be paid to Ocwen Loan Servicing, LLC and 0.40% will be paid to the holder of the Class CE-2 Certificate. The servicing fee is paid on a first priority basis from collections allocable to interest on the Mortgage Loans, prior to distributions to the Certificateholders.

(2) The credit risk manager fee is paid on a first priority basis from collection allocable to interest on the Mortgage Loans, prior to distributions to Certificateholders.

(3) The Master Servicer pays trustee fees and ongoing custodial and safekeeping fees out of its compensation.

(4) See "The Securities Administrator, the Master Servicer and the Custodians" herein.

(5)   See "The Trustee" herein.

CREDIT ENHANCEMENT

      The credit enhancement provided for the benefit of the holders of the Class A Certificates consists of subordination, as described in this section, the Interest Rate Swap Agreement, as described under "--The Interest Rate Swap Agreement and the Interest Rate Swap Provider" and overcollateralization, as described under "--Overcollateralization Provisions" in this free writing prospectus and in the case of the Class A-1B2 Certificates, the Policy as described under the "The Policy" in this free writing prospectus.

      The rights of the holders of the Subordinate Certificates to receive distributions will be subordinated, to the extent described in this section, to the rights of the holders of the Class A Certificates. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Class A Certificates of the full amount of their scheduled monthly payments of interest and principal and to afford holders of the Class A Certificates protection against Realized Losses.

      The protection afforded to the holders of the Class A Certificates by means of the subordination of the Subordinate Certificates will be accomplished by (i) the preferential right of the holders of the Class A Certificates to receive on any Distribution Date, prior to distribution on the Subordinate Certificates, distributions in respect of interest and principal, subject to available funds and (ii) if necessary, the right of the holders of the Class A Certificates to receive future distributions of amounts that would otherwise be payable to the holders of the Subordinate Certificates.

      In addition, (i) the rights of the holders of the Class M-1 Certificates will be senior to the rights of holders of the Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class CE-1 Certificates, (ii) the rights of the holders of the Class M-2 Certificates will be senior to the rights of the holders of the Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class CE-1 Certificates, (iii) the rights of the holders of the Class M-3 Certificates will be senior to the rights of the holders of the Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class CE-1 Certificates, (iv) the rights of the holders of the Class M-4 Certificates will be senior to the rights of the holders of the Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class CE-1 Certificates, (v) the rights of the holders of the Class M-5 Certificates will be senior to the rights of the holders of the Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class CE-1 Certificates, (vi) the rights of the holders of the Class M-6 Certificates will be senior to the rights of the holders of the Class M-7, Class M-8, Class M-9, Class M-10 and Class CE-1 Certificates, (vii) the rights of the holders of the Class M-7 Certificates will be senior to the rights of the holders of the Class M-8, Class M-9, Class M-10 and Class CE-1 Certificates, (viii) the rights of the holders of the Class M-8 Certificates will be senior to the rights of the holders of the Class M-9, Class M-10 and Class CE-1 Certificates, (ix) the rights of the holders of the Class M-9 Certificates will be senior to the rights of the holders of the Class M-10 Certificates and Class CE-1 Certificates and
(x) the rights of the holders of the Class M-10 Certificates will be senior to the rights of the holders of the Class CE-1 Certificates. This subordination is intended to enhance the likelihood of regular receipt by the holders of more senior certificates of distributions in respect of interest and principal and to afford these holders protection against Realized Losses.

OVERCOLLATERALIZATION PROVISIONS

      The weighted average Mortgage Rate for the Mortgage Loans, less the Administration Fee Rate, the amount, expressed as a per annum rate of any Net Swap Payments payable to the Swap Provider and any Swap Termination Payments payable to the Swap Provider not due to a Swap Provider Trigger Event and the premium payable to the Insurer, is expected to be higher than the weighted average of the Pass-Through Rates on the Offered Certificates, thus generating excess interest collections which, in the absence of Realized Losses, will not be necessary to fund interest distributions on the Offered Certificates. Additional excess interest will be generated by the portion of the Mortgage Pool represented by the Overcollateralization Amount. The pooling and servicing agreement requires that, on each Distribution Date, the Net Monthly Excess Cashflow, if any, be applied on the related Distribution Date as an accelerated payment of principal on the class or classes of Offered Certificates then entitled to receive distributions in respect of principal, but only to the limited extent described in this section.

      With respect to any Distribution Date, any Net Monthly Excess Cashflow (or, in the case of clause FIRST below, the Net Monthly Excess Cashflow exclusive of any Overcollateralization Reduction Amount) shall be paid as follows:

            FIRST, to the holders of the class or classes of certificates then entitled to receive distributions in respect of principal, in an amount equal to the Overcollateralization Increase Amount for such Distribution Date, owed to such holders in accordance with the priorities set forth under "--Principal Distributions on the Offered Certificates" above;

            SECOND, sequentially, to the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 Certificates, in that order, in an amount equal to the Interest Carry Forward Amount allocable to each such class;

            THIRD, sequentially to the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, in an amount equal to the Allocated Realized Loss Amount allocable to each such class;

            FOURTH, concurrently to the holders of the Class A Certificates, in an amount equal to such certificates' allocated share of any Prepayment Interest Shortfalls on the related Mortgage Loans to the extent not covered by Compensating Interest paid by the Master Servicer, the Servicers or the Interim Servicer and any shortfalls resulting from the application of the Relief Act or similar state or local law or the bankruptcy code with respect to the related Mortgage Loans;

            FIFTH, sequentially to the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, in an amount equal to each such certificates' allocated share of any Prepayment Interest Shortfalls on the Mortgage Loans to the extent not covered by Compensating Interest paid by the Master Servicer, the Servicers or the Interim Servicer and any shortfalls resulting from the application of the Relief Act or similar state or local law or the bankruptcy code with respect to the Mortgage Loans;

            SIXTH, to the reserve fund (the "Reserve Fund") established in accordance with the terms of the pooling and servicing agreement, the amount by which the Net WAC Rate Carryover Amounts, if any, with respect to the Offered Certificates exceeds the amount in the Reserve Fund that was not distributed on prior Distribution Dates;

            SEVENTH, to the Supplemental Interest Trust, an amount equal to any Swap Termination Payment owed to the Swap Provider, due to a Swap Provider Trigger Event pursuant to the Interest Rate Swap Agreement;

            EIGHTH, to the holders of the Class P Certificates and Class CE-1 Certificates as provided in the Pooling and Servicing Agreement; and

            NINTH, to the holders of the Residual Certificates, any remaining amounts.

      On each Distribution Date, after making the distributions required under "Interest Distributions on the Offered Certificates", "Principal Distributions on the Offered Certificates" and after the distribution of the Net Monthly Excess Cashflow as described above, the Securities Administrator will withdraw from the Reserve Fund the amounts on deposit therein and distribute such amounts to the Class A Certificates and the Mezzanine Certificates in respect of any Net WAC Rate Carryover Amounts due to each such class in the following manner and order of priority:

      (A) concurrently, to each class of Class A Certificates, in respect of the related Net WAC Rate Carryover Amount for such Distribution Date, on a pro rata basis, based on the entitlement of each such class; and

      (B) sequentially, to the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, in respect of the related Net WAC Rate Carryover Amount for each such class for such Distribution Date.

      As of the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date will exceed the sum of the aggregate Certificate Principal Balances of the Offered Certificates and the Class P Certificates by an amount equal to approximately $___________, which is equal to the initial Certificate Principal Balance of the Class CE-1 Certificates. This amount represents approximately ____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, which is the initial amount of overcollateralization required to be provided by the Mortgage Pool under the pooling and servicing agreement. Under the pooling and servicing agreement, the Overcollateralization Amount is required to be maintained at the "Required Overcollateralization Amount." In the event that Realized Losses are incurred on the Mortgage Loans, such Realized Losses may result in an overcollateralization deficiency since the Realized Losses will reduce the principal balance of the Mortgage Loans without a corresponding reduction to the aggregate Certificate Principal Balances of the Offered Certificates. In the event of an overcollateralization deficiency, the pooling and servicing agreement requires the payment from Net Monthly Excess Cashflow and any Net Swap Payments received from the Swap Provider in respect of the Interest Rate Swap Agreement, subject to available funds, of an amount equal to the overcollateralization deficiency, which shall constitute a principal distribution on the Offered Certificates in reduction of the Certificate Principal Balances of the Offered Certificates. These payments have the effect of accelerating the amortization of the Offered Certificates relative to the amortization of the Mortgage Loans, and of increasing the Overcollateralization Amount.

      On and after the Stepdown Date and provided that a Trigger Event is not in effect, the Required Overcollateralization Amount may be permitted to decrease ("step down"), to a level equal to a percentage ranging from 3.00% to 3.50% of the then current aggregate outstanding principal balance of the Mortgage Loans (after giving effect to principal payments to be distributed on the related Distribution Date), subject to a floor equal to the product (i) 0.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. In the event that the Required Overcollateralization Amount is permitted to step down on any Distribution Date, the pooling and servicing agreement provides that a portion of the principal which would otherwise be distributed to the holders of the Offered Certificates on the related Distribution Date shall be distributed to the holders of the Class CE-1 Certificates pursuant to the priorities set forth above.

      With respect to each Distribution Date, the Overcollateralization Reduction Amount, after taking into account all other distributions to be made on the related Distribution Date, shall be distributed as Net Monthly Excess Cashflow pursuant to the priorities set forth above. This has the effect of decelerating the amortization of the Offered Certificates relative to the amortization of the Mortgage Loans, and of reducing the Overcollateralization Amount. However, if on any Distribution Date a Trigger Event is in effect, the Required Overcollateralization Amount will not be permitted to step down on the related Distribution Date.

ALLOCATION OF LOSSES; SUBORDINATION

      With respect to any defaulted Mortgage Loan that is finally liquidated through foreclosure sale or disposition of the related Mortgaged Property (if acquired on behalf of the certificateholders by deed in lieu of foreclosure or otherwise), the amount of loss realized, if any, will equal the portion of the unpaid principal balance remaining, if any, plus interest thereon through the last day of the month in which the related Mortgage Loan was finally liquidated or charged-off, after application of all amounts recovered (net of amounts reimbursable to the Interim Servicer, the related Servicer or the Master Servicer for P&I Advances, servicing advances and other related expenses, including attorneys' fees) towards interest and principal owing on the Mortgage Loan. The amount of loss realized and any Bankruptcy Losses are referred to in this free writing prospectus as "Realized Losses." In the event that amounts recovered in connection with the final liquidation of a defaulted Mortgage Loan are insufficient to reimburse the Interim Servicer, the related Servicer or the Master Servicer for P&I Advances, servicing advances and unpaid servicing fees, these amounts may be reimbursed to the Interim Servicer, the related Servicer or the Master Servicer out of any funds in the related collection account prior to any remittance to the Securities Administrator of funds for distribution on the certificates. In addition, to the extent the Interim Servicer or the related Servicer receives Subsequent Recoveries with respect to any defaulted Mortgage Loan, the amount of the Realized Loss with respect to that defaulted Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any class of Certificates on any Distribution Date.

      Any Realized Losses on the Mortgage Loans will be allocated on any Distribution Date: FIRST, to Net Monthly Excess Cashflow, SECOND, to the Class CE-1 Certificates and to Net Swap Payments received from the Swap Provider under the Interest Rate Swap Agreement for that purpose, THIRD, to the Class M-10 Certificates until the Certificate Principal Balance of the Class M-10 Certificates has been reduced to zero, FOURTH, to the Class M-9 Certificates until the Certificate Principal Balance of the Class M-9 Certificates has been reduced to zero, FIFTH, to the Class M-8 Certificates until the Certificate Principal Balance of the Class M-8 Certificates has been reduced to zero, SIXTH, to the Class M-7 Certificates until the Certificate Principal Balance of the Class M-7 Certificates has been reduced to zero, SEVENTH, to the Class M-6 Certificates until the Certificate Principal Balance of the Class M-6 Certificates has been reduced to zero, EIGHTH, to the Class M-5 Certificates until the Certificate Principal Balance of the Class M-5 Certificates has been reduced to zero, NINTH, to the Class M-4 Certificates until the Certificate Principal Balance of the Class M-4 Certificates has been reduced to zero, TENTH, to the Class M-3 Certificates until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero, ELEVENTH, to the Class M-2 Certificates until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero and TWELFTH, to the Class M-1 Certificates until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero.

      The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class A Certificates or Class P Certificates. Investors in the Class A Certificates should note that although Realized Losses cannot be allocated to the Class A Certificates, under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A Certificates all interest and principal amounts to which they are then entitled.

      Except as described below, once Realized Losses have been allocated to the Mezzanine Certificates, such amounts with respect to such certificates will no longer accrue interest, and such amounts will not be reinstated thereafter (except in the case of Subsequent Recoveries as described below). However, Allocated Realized Loss Amounts may be paid to the holders of the Mezzanine Certificates from Net Monthly Excess Cashflow and from amounts received by the Securities Administrator under the Interest Rate Swap Agreement, according to the priorities set forth under "--Overcollateralization Provisions" and "--The Interest Rate Swap Agreement and the Swap Provider" above.

      Any allocation of a Realized Loss to a Mezzanine Certificate will be made by reducing the Certificate Principal Balance of that Certificate by the amount so allocated as of the Distribution Date in the month following the calendar month in which the Realized Loss was incurred. Notwithstanding anything to the contrary described in this free writing prospectus, in no event will the Certificate Principal Balance of any Mezzanine Certificate be reduced more than once in respect of any particular amount both (i) allocable to such certificate in respect of Realized Losses and (ii) payable as principal to the holder of such certificate from Net Monthly Excess Cashflow and from amounts on deposit in the Supplemental Interest Trust.

      A "Bankruptcy Loss" is a Deficient Valuation or a Debt Service Reduction. With respect to any Mortgage Loan, a "Deficient Valuation" is a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding initiated under the United States Bankruptcy Code. A "Debt Service Reduction" is any reduction in the amount which a mortgagor is obligated to pay on a monthly basis with respect to a Mortgage Loan as a result of any proceeding initiated under the United States Bankruptcy Code, other than a reduction attributable to a Deficient Valuation.

      In the event that the Interim Servicer or the Servicers receive any Subsequent Recoveries, such Subsequent Recoveries will be distributed as part of the Available Distribution Amount in accordance with the priorities described under "Description of the Certificates" in this free writing prospectus and the Certificate Principal Balance of each class of Subordinate Certificates that has been reduced by the allocation of a Realized Loss to such certificate will be increased, in order of seniority, by the amount of such Subsequent Recoveries but only to the extent that such certificate has not been reimbursed for the amount of such Realized Loss (or any portion thereof) allocated to such certificate from Net Monthly Excess Cashflow as described under "Description of the Certificates--Overcollateralization Provisions" and from amounts on deposit in the Supplemental Interest Trust as described under "Description of the Certificates--The Interest Rate Swap Agreement and the Swap Provider" in this free writing prospectus. Holders of such certificates will not be entitled to any payment in respect of current interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs.

REPORTS TO CERTIFICATEHOLDERS

      On each Distribution Date, the Securities Administrator will make available to each certificateholder and the Depositor a statement generally setting forth, among other information:

      1. the applicable Interest Accrual Periods and general Distribution Dates;

      2. with respect to each loan group, the total cash flows received and the general sources thereof;

      3. the amount, if any, of fees or expenses accrued and paid, with an identification of the payee and the general purpose of such fees;

      4. with respect to each loan group, the amount of the related distribution to holders of the Offered Certificates (by class) allocable to principal, separately identifying (A) the aggregate amount of any principal prepayments included therein, (B) the aggregate of all scheduled payments of principal included therein and (C) any Overcollateralization Increase Amount included therein;

      5. with respect to each loan group, the amount of such distribution to holders of the Offered Certificates (by class) allocable to interest and the portion thereof, if any, provided by the Interest Rate Swap Agreement in the aggregate;

      6. with respect to each loan group, the Interest Carry Forward Amounts and any Net WAC Rate Carryover Amounts for the related Offered Certificates (if any);

      7. with respect to each loan group, the Certificate Principal Balance of the related Offered Certificates before and after giving effect to the distribution of principal and allocation of Allocated Realized Loss Amounts on such distribution date;

      8. with respect to each loan group, the number and Scheduled Principal Balance of all the Mortgage Loans for the following Distribution Date;

      9. the Pass-Through Rate for each class of Offered Certificates for such Distribution Date;

      10. the aggregate amount of advances included in the distributions on the Distribution Date (including the general purpose of such advances);

      11. with respect to each loan group, the number and aggregate principal balance of any Mortgage Loans that were (A) delinquent (exclusive of Mortgage Loans in foreclosure) using the "OTS" method (1) one scheduled payment is delinquent, (2) two scheduled payments are delinquent, (3) three scheduled payments are delinquent and (4) foreclosure proceedings have been commenced, and loss information for the period;

      12. the amount of, if any, of excess cashflow or excess spread and the application of such excess cashflow;

      13. with respect to each loan group and any Mortgage Loan that was liquidated during the preceding calendar month, the loan number and Scheduled Principal Balance of, and Realized Loss on, such Mortgage Loan as of the end of the related Prepayment Period;

      14. with respect to each loan group, whether the Stepdown Date has occurred and whether a Trigger Event is in effect;

      15. with respect to each loan group, the total number and principal balance of any real estate owned, or REO, properties as of the end of the related Prepayment Period;

      16. with respect to each loan group, the cumulative Realized Losses through the end of the preceding month;

      17. with respect to each loan group, the three-month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans in such loan group that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties, and the denominator of which is the Scheduled Principal Balances of all of the Mortgage Loans in such loan group;

      18. with respect to each loan group, the amount of the Prepayment Charges remitted by the Interim Servicer and the Servicers; and

      19. the amount of any Net Swap Payment payable to the trust, any related Net Swap Payment payable to the Swap Provider, any Swap Termination Payment payable to the trust and any related Swap Termination Payment payable to the Swap Provider.

      On each Distribution Date, the Securities Administrator will make the monthly statement (and, at its option, any additional files containing the same information in an alternative format) available each month via the Securities Administrator's internet website. Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at
(301) 815-6600. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the Securities Administrator's customer service desk and indicating such. The Securities Administrator shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities

Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

      The annual reports on Form 10-K, the distribution reports on Form 10-D, the current reports on Form 8-K and amendments to those reports in each case, prepared and filed by the Securities Administrator with respect to the trust pursuant to section 13(a) or 15(d) of the Exchange Act will be made available on the website of the Securities Administrator as soon as reasonably practicable after such material is electronically filed with, or furnished to, the Securities and Exchange Commission.

      In addition, within a reasonable period of time after the end of each calendar year, the Securities Administrator will, upon written request, prepare and deliver to each holder of a Certificate of record during the previous calendar year a statement containing information necessary to enable Certificateholders to prepare their tax returns. Such statements will not have been examined and reported upon by an independent public accountant.

                                 THE ORIGINATOR

GENERAL

      The principal originator of the Mortgage Loans is Fremont Investment & Loan, a California state chartered industrial bank, with respect to approximately 75.75% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date. The remainder of the Mortgage Loans were originated by various originators, none of which have originated more than 5% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date.

FREMONT INVESTMENT & LOAN

      The information set forth in the following paragraphs has been provided by Fremont Investment & Loan, referred to in this section as Fremont. None of the Sponsor, the Master Servicer, the Servicers, the Securities Administrator, the Depositor, the Trustee, the Credit Risk Manager or the Underwriter or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of this information.

      Fremont is a California industrial bank headquartered in Brea, California. Fremont currently operates wholesale residential real estate loan production offices located in Anaheim, California; Concord, California; Downers Grove, Illinois; Westchester County, New York; and Tampa, Florida. Fremont conducts business in 45 states and the District of Columbia and its primary source of originations is through licensed mortgage brokers.

      Established in 1937, Fremont is currently engaged in the business of residential sub-prime real estate lending and commercial real estate lending. Acquired in 1990, Fremont is an indirect subsidiary of Fremont General Corporation, a financial services holding company listed on the New York Stock Exchange. As of September 30, 2005, Fremont had approximately $10.81 billion in assets, approximately $9.31 billion in liabilities and approximately $1.50 billion in equity.

      As part of its residential subprime mortgage loan origination program, Fremont either,

         o sells its mortgage loans to third parties in whole loan sales transactions,

         o   transfers such loans in connection with a securitization, or

         o   retains the loans for long term portfolio investment.

      Fremont has been originating sub-prime residential mortgage loans since May 1994 and substantially all of its residential mortgage loan originations consist of sub-prime mortgage loans.

Fremont's sub-prime residential originations totaled approximately $6.94 billion, $13.74 billion and $23.91 billion for the years ended 2002, 2003 and 2004, respectively. For the first nine months of 2005, Fremont's sub-prime residential originations totaled approximately $26.62 billion.

      For a description of Fremont's underwriting guidelines, see "The Mortgage Pool--Underwriting Standards" in this free writing prospectus.

                             STATIC POOL INFORMATION

      Static pool information material to this offering may be found at http://regab.db.com.

      Information provided through the Internet address above will not be deemed to be a part of this prospectus or the registration statement for the securities offered hereby if it relates to any prior securities pool or vintage formed before January 1, 2006, or with respect to the mortgage pool (if applicable) any period before January 1, 2006.

                                 ISSUING ENTITY

      ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1 is a common law trust formed under the laws of the State of New York pursuant to the pooling and servicing agreement between the Depositor, the Servicers, the Master Servicer, the Securities Administrator and the Trustee, dated as of February 1, 2006 (the "Pooling and Servicing Agreement"). The Pooling and Servicing Agreement constitutes the "governing instrument" under the laws of the State of New York. After its formation, the ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1 will not engage in any activity other than (i) acquiring and holding the Mortgage Loans and the other assets of the Trust and proceeds therefrom, (ii) issuing the Certificates, (iii) making payments on the Certificates and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith. The foregoing restrictions are contained in the Pooling and Servicing Agreement. These restrictions cannot be amended without the consent of holders of Certificates evidencing at least 51% of the voting rights. For a description of other provisions relating to amending the Pooling and Servicing Agreement, please see "Description of the Agreements -- Amendment" in the prospectus.

      The assets of the ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1 will consist of the Mortgage Loans and certain related assets.

      ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1's fiscal year end is December 31.

                                  THE DEPOSITOR

      ACE Securities Corp., the Depositor, is a special purpose corporation incorporated in the State of Delaware on June 3, 1998. The principal executive offices of the Depositor are located at 6525 Morrison Boulevard, Suite 318, Charlotte, North Carolina 28211. Its telephone number is (704) 365-0569. The Depositor does not have, nor is it expected in the future to have, any significant assets.

      The limited purposes of the Depositor are, in general, to acquire, own and sell mortgage loans and financial assets; to issue, acquire, own, hold and sell securities and notes secured by or representing ownership interests in mortgage loans and other financial assets, collections on the mortgage loans and related assets; and to engage in any acts that are incidental to, or necessary, suitable or convenient to accomplish, these purposes.

      The Depositor has been serving as a private secondary mortgage market conduit for residential mortgage loans since 1999. Since that time it has been involved in the issuance of securities backed by residential mortgage loans in excess of $30 billion.

      After issuance and registration of the securities contemplated in this free writing prospectus, the Depositor will have no duties or responsibilities with respect to the pool assets or securities.

      All of the shares of capital stock of the Depositor are held by Altamont Holdings Corp., a Delaware corporation.

                                   THE SPONSOR

      DB Structured Products, Inc. is the Sponsor. The Sponsor was incorporated in the State of Delaware on February 4, 1970 under the name "Sharps Pixley Incorporated". The name of the Sponsor was changed on January 3, 1994 to Deutsche Bank Sharps Pixley Inc., and subsequently changed on January 2, 2002 to DB Structured Products, Inc. The Sponsor maintains its principal office at 60 Wall Street, New York, New York 10005. Its telephone number is (212) 250-2500.

      Through December 31, 2005, the Sponsor has purchased over $26 billion in residential mortgage loans. This includes the purchase of newly originated non-agency loans, as well as seasoned, program exception, sub-performing and non-performing loans.

      The Sponsor has been securitizing residential mortgage loans since 2004. The following table describes size, composition and growth of the Sponsor's total portfolio of assets it has securitized as of the dates indicated.

                                       DECEMBER 31, 2004              DECEMBER 31, 2005
                                  ---------------------------   ----------------------------
                                           TOTAL PORTFOLIO OF             TOTAL PORTFOLIO OF
                                                  LOANS                         LOANS
          LOAN TYPE               NUMBER           ($)           NUMBER          ($)
-------------------------------   ------   ------------------   -------   ------------------
Alt-A ARM .....................      ---                ---       3,466      1,088,327,305
Alt-A Fixed ...................      ---                ---      17,892      3,361,707,721
Prime ARM .....................    3,612      1,096,433,033         ---                ---
Prime Fixed ...................    5,275        986,186,740         ---                ---
Scratch & Dent/Reperf. ........    1,376        135,671,795       4,913        500,710,103
Seconds .......................      ---                ---       5,227        258,281,341
SubPrime ......................   31,174      5,481,240,453      71,747     13,066,859,416
Seasoned ......................      ---                ---       1,827        165,210,069
TOTAL: ........................   41,437      7,699,532,021     105,072     18,441,095,955

                         SERVICING OF THE MORTGAGE LOANS

GENERAL

      From the Closing Date until on or about May 15, 2006 (the "Servicing Transfer Date"), Fremont Investment & Loan (the "Interim Servicer") will be the primary servicer with respect to approximately 75.75% of the Mortgage Loans (the "Fremont Mortgage Loans"), by aggregate principal balance as of the Cut-off Date pursuant to a separate servicing agreement as modified by the Assignment Agreement (the "Interim Servicing Agreement") which will be assigned to the Depositor pursuant to an assignment, assumption and recognition agreement (the "Assignment Agreement") among the Interim Servicer, the Sponsor and the Depositor and by the Depositor to the trust pursuant to the Pooling and Servicing Agreement. On and after the Servicing Transfer Date, the primary servicing obligations with respect to the Fremont Mortgage Loans will transfer from the Interim Servicer to Wells Fargo Bank, National Association. Wells Fargo Bank, National Association will service the Fremont Mortgage Loans pursuant to the terms and conditions of the Pooling and Servicing Agreement. Wells Fargo Bank, National Association will have no obligation or liability with respect to the Fremont Mortgage Loans prior to the Servicing Transfer Date and will be entitled to seek indemnification from the Interim Servicer for any loss, damage or liability incurred by Wells Fargo Bank, National Association as a result of the Interim Servicer's failure to service the Fremont Mortgage Loans in accordance with the terms and provisions of the Interim Servicing Agreement or in accordance with applicable laws and regulations. If the Interim Servicer fails to indemnify Wells Fargo Bank, National Association for any such losses, damages or liabilities, Wells Fargo Bank, National Association shall be entitled to seek indemnification from the trust fund from amounts on deposit in the related collection account established by Wells Fargo Bank, National Association under the Pooling and Servicing Agreement.

      Ocwen Loan Servicing, LLC will be the primary servicer with respect to approximately 17.03% of the Mortgage Loans (the "Ocwen Mortgage Loans"), by aggregate principal balance as of the Cut-off Date pursuant to the terms and provisions of the Pooling and Servicing Agreement.

      The Master Servicer will be required to monitor the Interim Servicer's performance under the Interim Servicing Agreement and each Servicer's performance under the Pooling and Servicing Agreement. In the event of a default by the Wells Fargo Bank, National Association as a Servicer under the Pooling and Servicing Agreement, the Master Servicer shall notify the Trustee and the Trustee shall enforce any remedies against such Servicer under the Pooling and Servicing Agreement. In the event of a default by the Interim Servicer under the Interim Servicing Agreement or Ocwen Loan Servicing, LLC under the Pooling and Servicing Agreement, the Master Servicer shall enforce any remedies against the Interim Servicer under the Interim Servicing Agreement or such Servicer under the Pooling and Servicing Agreement.

FREMONT INVESTMENT & LOAN

      The information set forth in the following paragraphs has been provided by Fremont Investment & Loan. None of the Depositor, the Sponsor, the Master Servicer, the Securities Administrator, the Originators, the Servicers, the Trustee, the Underwriter, the Credit Risk Manager or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of this information.

      Fremont Investment & Loan ("FREMONT") will act as an interim servicer with respect to the Fremont Mortgage Loans.

SERVICING

      Fremont has been servicing sub-prime mortgage loans since 1994 through its nationwide servicing operation, currently located in Ontario, California. As of September 30, 2005, Fremont was servicing 117,386 sub-prime residential mortgage loans with a total principal balance of approximately $22.158 billion. Approximately $16.067 billion of this balance was comprised of recently originated mortgage loans that were either owned by Fremont and held for sale or had been sold to third parties, and Fremont was providing interim servicing until the servicing was transferred. The product types serviced include both fixed and adjustable rate residential sub-prime mortgage loans, which may provide for principal payments that may fully amortize all payments of principal, or provide an initial interest only period of up to 5 years or provide for a balloon payment at maturity.

      Fremont's residential sub-prime servicing operations are currently rated "SQ3+" by Moody's and RPS 3 by Fitch and has been assigned a rating of "average" from S&P.

      Fremont has experienced significant growth in its servicing activities, increasing its servicing portfolio of sub-prime residential mortgage loans by more than 500% since 2002, based on outstanding principal balance.

                                  [BAR CHART]

                         Servicing   Servicing
                           Volume      Units      Date
                           $  4.0      27,223      2002
                           $  9.0      56,420      2003
                           $ 11.1      86,044      2004
                           $ 14.0     106,000    Jun-05

      In addition, Fremont has only been servicing mortgage loans for third parties for a limited period of time, and most of Fremont's servicing portfolio, approximately 73%, 74%, 80% and 90% as of September 30, 2005 and as of December 31, 2004, 2003 and 2002, respectively, consisted of mortgage loans serviced on a temporary basis, generally for a period of ninety days.

                                 LOAN SERVICING

                                                        JUNE 2005     2004        2003       2002
Interim Serviced Outstandings ($ in billions)           $   16.00   $  11.10    $   7.60   $   3.60
Held to Maturity Serviced Outstandings ($ in billions)  $    4.90   $   3.80    $    1.9   $   0.40
Total Serviced Outstandings ($ in billions)             $   20.90   $  14.90    $    9.5   $   4.00
Interim Serviced Units                                     89,209     68,545      46,258     24,734
Held to Maturity Service Units                             24,734     19,669      10,162      2,489
Total Serviced Units                                      113,943     86,044      56,420     27,223
Servicing Employees                                           228        186          89         76

                                  [LINE GRAPH]

                                   60        2001
                                   80        2002
                                   95        2003
                                  190        2004
                                  210   June 2005

SERVICER'S DELINQUENCY AND FORECLOSURE EXPERIENCE

      The following tables set forth the delinquency and foreclosure experience of the mortgage loans serviced by Fremont at the end of the indicated periods. Fremont's portfolio may differ significantly from the mortgage loans in the mortgage loan pool in terms of interest rates, principal balances, geographic distribution, types of properties, lien priority, origination and underwriting criteria, prior servicer performance and other possibly relevant characteristics. In particular, the fact that Fremont has only been servicing mortgage loans for third parties for a limited period of time and that most of Fremont's servicing portfolio consisted of mortgage loans serviced on a temporary basis, generally for a period of ninety days may result in significant differences between the historical performance of Fremont's servicing portfolio and the expected performance of the mortgage loans included in this transaction. Therefore, the historical information presented herein may not be indicative of the performance that you will experience with respect to the mortgage loan pool included in the trust. There can be no assurance, and no representation is made, that the delinquency and foreclosure experience with respect to the mortgage loans in the mortgage loan pool will be similar to that reflected in the tables below, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted mortgage loans in the mortgage loan pool. The actual delinquency experience on the mortgage loans in the mortgage loan pool will depend, among other things, upon the value of the real estate securing such mortgage loans in the mortgage loan pool and the ability of the related borrower to make required payments. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by Fremont. In addition, adverse economic conditions may affect the timely payment by borrowers of scheduled payments of principal and interest on the mortgage loans in the mortgage loan pool and, accordingly, the actual rates of delinquencies and foreclosures with respect to the mortgage loan pool. Finally, the statistics shown below represent the delinquency experience for Fremont's mortgage servicing portfolio only for the periods presented, whereas the aggregate delinquency experience on the mortgage loans comprising the mortgage loan pool will depend on the results obtained over the life of the mortgage loan pool.

                    FREMONT MORTGAGE LOAN SERVICING PORTFOLIO
                (COMBINED LOANS HELD FOR SALE, INTERIM SERVICED,
                      HELD FOR INVESTMENT AND SECURITIZED)
                         DELINQUENCIES AND FORECLOSURES

                                    AS OF SEPTEMBER 30, 2005
                                           PRINCIPAL     PERCENT BY
                              NUMBER        BALANCE       PRINCIPAL
                             OF LOANS   (IN THOUSANDS)     BALANCE

Current Loans                 114,022   $   21,582,209        97.40%
Period of Delinquency
   30 to 59 days                1,138          199,996         0.90%
   60+ days                       492           63,601         0.29%
Total Delinquencies             1,630          263,597         1.19%
                             ========   ==============   ----------

Foreclosures/Forebearances      1,177          231,477         1.05%
Bankruptcies                      415           60,525         0.27%
Total Foreclosures and
Bankruptcies                    1,592          292,002         1.32%
                             ========   ==============   ==========
Real Estate Owned                 142           19,863         0.09%

Total Portfolio               117,386   $   22,157,671       100.00%
                             ========   ==============   ==========

                              AS OF DECEMBER 31, 2004             AS OF DECEMBER 31, 2003             AS OF DECEMBER 31, 2002
                                                  PERCENT                             PERCENT                            PERCENT
                                     PRINCIPAL       BY                  PRINCIPAL       BY                 PRINCIPAL       BY
                          NUMBER    BALANCE (IN  PRINCIPAL   NUMBER OF  BALANCE (IN  PRINCIPAL    NUMBER   BALANCE (IN  PRINCIPAL
                         OF LOANS   THOUSANDS)    BALANCE      LOANS     THOUSANDS)   BALANCE    OF LOANS  THOUSANDS)    BALANCE
Current Loans              84,383  $ 14,692,643      98.18%      55,69  $ 9,380,221      98.91%    26,953  $ 3,973,672      99.18%
                         --------  ------------  ---------   ---------  -----------  ---------   --------  -----------  ---------
Period of Delinquency
30 to 59 days                 595        97,995       0.65%        285       43,951       0.46%        37        3,921       0.10%
60+ days                       77        11,262       0.08%                  11,307       0.12%        10        1,559       0.04%
                         --------  ------------  ---------   ---------  -----------  ---------   --------  -----------  ---------
Total Delinquencies           672       109,257       0.73%        364       55,258       0.58%        47        5,480       0.14%

Foreclosures/
Forebearances                 784       125,592       0.84%        229       32,357       0.34%       108       15,072       0.37%
Bankruptcies                  205        28,772       0.19%                  13,502       0.14%        78        8,916       0.22%
                         --------  ------------  ---------   ---------  -----------  ---------   --------  -----------  ---------
Total Foreclosures and
Bankruptcies                  989       154,364       1.03%        344       45,859       0.48%       186       23,988       0.59%
Real Estate Owned              48         8,575       0.06%                   2,642       0.03%        37        3,490       0.09%
                         ========  ============  =========   =========  ===========  =========   ========  ===========  =========

Total Portfolio            86,092  $ 14,964,838     100.00%      56,42  $ 9,483,980     100.00%    27,223  $ 4,006,630     100.00%
                         ========  ============  =========   =========  ===========  =========   ========  ===========  =========

                    FREMONT MORTGAGE LOAN SERVICING PORTFOLIO

                  (LOANS HELD TO MATURITY/SERVICED FOR OTHERS)
                         DELINQUENCIES AND FORECLOSURES

                                    AS OF SEPTEMBER 30, 2005
                                           PRINCIPAL     PERCENT BY
                              NUMBER        BALANCE       PRINCIPAL
                             OF LOANS   (IN THOUSANDS)     BALANCE

Current Loans                  27,774   $    5,750,576        94.41%
Period of Delinquency
   30 to 59 days                  551          100,762         1.65%
   60+ days                       171           25,738         0.43%
Total Delinquencies               722          126,500         2.08%
                             ========   ==============   ----------

Foreclosures/Forebearances        780          150,886         2.14%
Bankruptcies                      294           46,300         0.76%
Total Foreclosures and
Bankruptcies                     1074          197,186         2.90%
                             ========   ==============   ==========
Real Estate Owned                 113           16,639         0.27%

Total Portfolio                29,683   $    6,090,901       100.00%
                             ========   ==============   ==========

                              AS OF DECEMBER 31, 2004             AS OF DECEMBER 31, 2003             AS OF DECEMBER 31, 2002
                                                  PERCENT                            PERCENT
                                                     BY                                 BY                              PERCENT BY
                          NUMBER     PRINCIPAL   PRINCIPAL    NUMBER    PRINCIPAL   PRINCIPAL   NUMBER OF   PRINCIPAL    PRINCIPAL
                         OF LOANS     BALANCE     BALANCE    OF LOANS    BALANCE     BALANCE      LOANS      BALANCE      BALANCE
Current Loans              18,746  $  3,675,608      95.60%     9,915  $ 1,844,818      97.75%      2,403  $   380,873       96.87%
                         --------  ------------  ---------   --------  -----------  ---------   ---------  -----------  ----------
Period of Delinquency
30 to 59 days                 253        45,603       1.19%       104       18,650       0.99%         22        3,582        0.91%
60+ days                       36         5,743       0.15%        21        4,476       0.23%          6          520        0.13%
                         --------  ------------  ---------   --------  -----------  ---------   ---------  -----------  ----------
Total Delinquencies           289        51,347       1.34%       125       23,126       1.22%         28        4,102        1.04%

Foreclosures/
Forebearances                 490        88,871       2.31%        66       11,753       0.62%         21        4,139        1.05%
Bankruptcies                  144        22,967       0.60%        50        6,975       0.37%         33        3,767        0.96%
                         --------  ------------  ---------   --------  -----------  ---------   ---------  -----------  ----------
Total Foreclosures and
   Bankruptcies               634       111,838       2.91%       116       18,728       0.99%         54        7,906        2.01%
Real Estate Owned              34         5,977       0.16%         6          668       0.04%          4          311        0.08%
                         ========  ============  =========   ========  ===========  =========   =========  ===========  ==========

Total Portfolio            19,703  $  3,844,769     100.00%    10,162  $ 1,887,340     100.00%      2,489  $   393,192      100.00%
                         ========  ============  =========   ========  ===========  =========   =========  ===========  ==========

      The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until it has not been paid by the next scheduled due date. For example, a payment on a mortgage loan that was due on January 1 is not considered delinquent unless it is not received by the close of business on February 1 and such delinquency will not be reported as delinquent unless the mortgage loans remains delinquent until the related delinquency report is generated, at the end of the month.

SERVICING PROCESSES AND PROCEDURES

      Fremont will be responsible for making reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the pooling and servicing agreement and current market standards, follow such collection procedures as it follows with respect to sub-prime residential mortgage loans held for its own account which are comparable to the mortgage loans. Upon receipt of collections on the mortgage loans included in the mortgage pool and prior to the deposit of such collections into the segregated collections account established for this transaction, Fremont deposits such amounts into a joint collection account that includes collections on its entire residential sub-prime mortgage loan portfolio. Fremont transfers collections to the appropriate segregated collection account as soon as proper allocation can be determined, generally within two business days after receipt.

      Fremont will be required to act with respect to mortgage loans in default, in accordance with procedures set forth in the pooling and servicing agreement. These procedures among other things, result in (i) foreclosing on the mortgage loan, (ii) accepting the deed to the related mortgaged property in lieu of foreclosure, (iii) granting the borrower under the mortgage loan a modification or forbearance, or (iv) accepting payment from the borrower of an amount less than the principal balance of the mortgage loan in final satisfaction of the mortgage loan. Consistent with the above, Fremont may (i) waive any late payment charge or, if applicable, any penalty interest or (ii) extend the due dates for the monthly payments for a period of not more than 180 days, subject to the provisions of the pooling and servicing agreement. These procedures are intended to maximize recoveries on a net present value basis on these mortgage loans; however, such actions may result in delays or reductions in amounts payable with respect to one or more classes of securities, and may be adverse to the interest of such classes of certificates.

      Fremont will be required to accurately and fully report its borrower payment histories to all three national credit repositories in a timely manner with respect to each mortgage loan.

      If Fremont acquires knowledge that a mortgaged property has been or is about to be conveyed and/or transferred by the mortgagor, Fremont will be obligated to accelerate the maturity of the mortgage loan, unless Fremont, in its sole business judgment, believes that applicable law precludes it from accelerating the debt pursuant to the "due-on-sale" clause or that such enforcement is not in the best interest of the trust fund. If it reasonably believes it may be restricted for any reason from accelerating the debt pursuant to the "due-on-sale" clause or that such enforcement is not in the best interest of the trust fund, Fremont may enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the mortgage note.

      Any fee collected by Fremont for entering into an assumption or modification agreement will be retained by Fremont as additional servicing compensation. In connection with any such assumption or modification, none of the outstanding principal amount, the mortgage rate borne by the mortgage note relating to each mortgage loan nor the final maturity date for such mortgage loan may be changed, unless the mortgagor is in default with respect to the mortgage loan.

      Fremont will not have custodial responsibility for the mortgage notes or other items constituting the mortgage file, other than in limited instances necessary to effect the servicing and collection of the related mortgage loan. For example, certain states require that the servicer produce an original meeting note upon the commencement of a foreclosure action. The Custodian is responsible for holding and safeguarding the mortgage notes and other contents of the mortgage files on behalf of the Trustee and the Certificateholders.

      ADVANCES. Fremont is required to make P&I Advances on the servicer remittance date with respect to each mortgage loan it services, subject to it's determination in its good faith business judgment that such advance would be recoverable. Such P&I Advances by Fremont are reimbursable to Fremont, subject to certain conditions and restrictions, and are intended to provide sufficient funds for the payment of interest to the holders of the certificates. The master servicer, as successor servicer, will be required to make, no later than the next Distribution Date, any P&I Advance which Fremont, as the servicer, was required to make but failed to so make, subject to its own determination as to recoverability. Notwithstanding Fremont's determination in its good faith business judgment that a P&I Advance was recoverable when made, if a P&I Advance becomes a nonrecoverable advance, Fremont or master servicer, as applicable, will be entitled to reimbursement for that advance from the trust fund.

      Fremont is also required to advance amounts with respect to the mortgage loans serviced by it, subject to it's determination that such advance would be recoverable, constituting reasonable "out-of-pocket" costs and expenses relating to:

      o the preservation, restoration and protection of the mortgaged property,

      o defense or enforcement of judicial proceedings, including, but not limited to, bankruptcies, foreclosures and other litigation relating to the mortgaged property, and

      o certain other customary amounts described in the pooling and servicing agreement.

      These servicing advances by Fremont are reimbursable to Fremont subject to certain conditions and restrictions. In the event that, notwithstanding it's good faith determination at the time the servicing advance was made that it would be recoverable, the servicing advance becomes a nonrecoverable advance, Fremont will be entitled to reimbursement for that advance from the trust fund.

      Fremont may recover P&I Advances and servicing advances to the extent permitted by the pooling and servicing agreement. This reimbursement may come from late collections on the related mortgage loan, including Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by Fremont from the mortgagor or otherwise relating to the mortgage loan. In the event a P&I Advance or a servicing advance becomes a nonrecoverable advance, Fremont or master servicer, as applicable, may be reimbursed for such advance from any amounts in the collection account or distribution account, as applicable.

      Fremont or master servicer, as applicable, will not be required to make any P&I Advance or servicing advance which it determines would be a nonrecoverable P&I Advance or nonrecoverable servicing advance. A P&I Advance or servicing advance is "NONRECOVERABLE" if in the good faith business judgment of Fremont or master servicer, as applicable (as stated in an officer's certificate of Fremont or master servicer, as applicable, delivered to the trustee), such P&I Advance or servicing advance would not ultimately be recoverable.

      The following chart indicates the aggregate amount of advances that Fremont had made on prior securitizations for which it was acting as servicer, and the percentage that such advance amounts represent of the total amount of loans being serviced in securitization transactions. in each case as of the end of the related calendar quarter.

                                   [BAR CHART]

                Advances       Outstanding Balance     % of Outstanding
9/30/2003         174,000             556,074               0.031%
12/31/2003        720,056           1,148,047               0.063%
3/31/2004       1,290,683           1,902,748               0.068%
6/30/2004       2,420,620           2,497,425               0.097%
9/30/2004       4,487,293           3,513,726               0.128%
12/31/2004      6,149,613           3,809,653               0.161%
3/31/2005       7,368,212           4,555,156               0.162%
6/30/2005       9,323,317           4,888,972               0.191%
9/30/2005      12,829,942           6,090,901               0.211%
12/31/2005     16,966,656           8,462,705               0.200%

      PRIOR SECURITIZATIONS. Since 2003, there has not been a servicing event of default, servicer termination or early amortization event (or any event that would result in the forgoing) with respect to any residential sub-prime mortgage loan portfolio serviced by Fremont for 3rd parties. In addition, Fremont has not been terminated under any such portfolio due to a servicer default or application of a servicing performance test or trigger. During such time, Fremont has neither failed to make any required advance with respect to any residential sub-prime mortgage loan portfolio nor disclosed any material noncompliance with the servicing criteria applicable to any such securitization.

WELLS FARGO BANK, NATIONAL ASSOCIATION

      The information set forth in the following paragraphs has been provided by Wells Fargo Bank, National Association. None of the Depositor, the Sponsor, the Master Servicer, the Securities Administrator, the Originators, Ocwen Loan Servicing, LLC, the Trustee, the Underwriter, the Credit Risk Manager or any of their respective affiliates (other than with respect to the Master Servicer and the Securities Administrator) has made or will make any representation as to the accuracy or completeness of this information.

      Wells Fargo Bank, National Association ("WELLS FARGO BANK") will act as a Custodian, the Securities Administrator, the Master Servicer and a Servicer with respect to the Wells Fargo Mortgage Loans. Even though Wells Fargo Bank will be acting in these multiple capacities, it is expected that with respect to the functions of Master Servicer and Custodian, on the one hand, and Servicer, on the other, different divisions within Wells Fargo Bank, National Association, acting through different personnel, will be performing these respective functions.

SERVICING EXPERIENCE AND PROCEDURES OF WELLS FARGO BANK

      SERVICING EXPERIENCE. Wells Fargo Bank is an indirect, wholly-owned subsidiary of Wells Fargo & Company. Wells Fargo Bank is a national banking association and is engaged in a wide range of activities typical of a national bank. Wells Fargo Bank, including its predecessors, has many years of experience in servicing residential mortgage loans, commercial mortgage loans, auto loans, home equity loans, credit card receivables and student loans. Wells Fargo Bank, including its predecessors, has been servicing residential mortgage loans since 1974 and has been servicing subprime residential mortgage loans since 1996. These servicing activities, which include collections, loss mitigation, default reporting, bankruptcy, foreclosure and REO Property management, are handled at various Wells Fargo Bank locations including Frederick, Maryland, Fort Mill, South Carolina and other mortgage loan servicing centers.

      Wells Fargo Bank's servicing portfolio of residential mortgage loans (which includes Fixed Rate First Lien Subprime Loans, Adjustable Rate First Lien Subprime Loans and Second Lien Subprime Loans as well as other types of residential mortgage loans serviced by Wells Fargo Bank) has grown from approximately $450 billion as of the end of 2000 to approximately $745.5 billion as of the end of 2004. The table below sets forth for each of the periods indicated the number and aggregate original principal balance of mortgage loans serviced by Wells Fargo Bank (other than any mortgage loans serviced for Fannie Mae, Freddie Mac and Federal Home Loan Banks; mortgage loans insured or guaranteed by the Government National Mortgage Association, Federal Housing Administration or Department of Veterans Affairs; or mortgage loans with respect to which Wells Fargo Bank has acquired the servicing rights, acts as subservicer, or acts as special servicer) for First Lien Subprime Loans and Second Lien Subprime Loans:

                                       AS OF                      AS OF                         AS OF
                                 DECEMBER 31, 2002          DECEMBER 31, 2003             DECEMBER 31, 2004
                             ------------------------   -------------------------    --------------------------
                                         AGGREGATE                   AGGREGATE                     AGGREGATE
                                          ORIGINAL                   ORIGINAL                      ORIGINAL
                                         PRINCIPAL                   PRINCIPAL                     PRINCIPAL
                             NO. OF      BALANCE OF     NO. OF      BALANCE OF        NO. OF      BALANCE OF
        ASSET TYPE           LOANS         LOANS        LOANS          LOANS          LOANS          LOANS
--------------------------   ------   ---------------   ------   ----------------    -------   ----------------
FIRST LIEN SUBPRIME LOANS    46,437   $ 5,951,628,366   91,490   $ 12,527,192,204    136,813   $ 19,729,895,239

SECOND LIEN SUBPRIME LOANS        *                 *        *                  *          *                  *

----------
* Wells Fargo Bank does not have a material servicing portfolio of Second Lien Subprime Loans for the periods indicated.

      SERVICING PROCEDURES. Shortly after the funding of a loan, various types of loan information are loaded into Wells Fargo Bank's automated loan servicing system. Wells Fargo Bank then makes reasonable efforts to collect all payments called for under the Mortgage Loan documents and will, consistent with the applicable servicing agreement and any pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, follow such collection procedures as are customary with respect to loans that are comparable to the Mortgage Loans. Wells Fargo Bank may, in its discretion, (i) waive any assumption fee, late payment or other charge in connection with a Mortgage Loan and (ii) to the extent not inconsistent with the coverage of such Mortgage Loan by a pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, if applicable, waive, vary or modify any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any matter grant indulgence to any borrower, subject to the limitations set forth in the applicable servicing agreement.

      Wells Fargo Bank's collections policy is designed to identify payment problems sufficiently early to permit Wells Fargo Bank to address such delinquency problems and, when necessary, to act to preserve equity in a pre-foreclosure Mortgaged Property. Borrowers are billed on a monthly basis in advance of the due date. If a borrower attempts to use Wells Fargo Bank's Voice Response Unit ("VRU") to obtain loan information on or after a date on which a late charge is due, the VRU automatically transfers the call to the collection area. Collection procedures commence upon identification of a past due account by Wells Fargo Bank's automated servicing system. If timely payment is not received, Wells Fargo Bank's automated loan servicing system automatically places the Mortgage Loan in the assigned collection queue and collection procedures are generally initiated on the 5th day of delinquency. The account remains in the queue unless and until a payment is received, at which point Wells Fargo Bank's automated loan servicing system automatically removes the Mortgage Loan from that collection queue.

      When a Mortgage Loan appears in a collection queue, a collector will telephone to remind the borrower that a payment is due. Follow-up telephone contacts with the borrower are attempted until the account is current or other payment arrangements have been made. When contact is made with a delinquent borrower, collectors present such borrower with alternative payment methods, such as Western Union, Phone Pay and Quick Collect, in order to expedite payments. Standard form letters are utilized when attempts to reach the borrower by telephone fail and/or in some circumstances, to supplement the phone contacts. Company collectors have computer access to telephone numbers, payment histories, loan information and all past collection notes. Wells Fargo Bank supplements the collectors' efforts with advanced technology such as predictive dialers and statistical behavioral software used to determine the optimal times to call a particular customer. Additionally, collectors may attempt to mitigate losses through the use of behavioral or other models that are designed to assist in identifying workout options in the early stages of delinquency. For those loans in which collection efforts have been exhausted without success, Wells Fargo Bank determines whether foreclosure proceedings are appropriate. The course of action elected with respect to a delinquent Mortgage Loan generally will be guided by a number of factors, including the related borrower's payment history, ability and willingness to pay, the condition and occupancy of the Mortgaged Property, the amount of borrower equity in the Mortgaged Property and whether there are any junior liens.

      Regulations and practices regarding the liquidation of properties (e.g., foreclosure) and the rights of a borrower in default vary greatly from state to state. As such, all foreclosures are assigned to outside counsel, licensed to practice in the same state as the Mortgaged Property. Bankruptcies filed by borrowers are similarly assigned to appropriate local counsel. Communication with foreclosure and bankruptcy attorneys is maintained through the use of a software program, thus reducing the need for phone calls and faxes and simultaneously creating a permanent record of communication. Attorney timeline performance is managed using quarterly report cards. The status of foreclosures and bankruptcies is monitored by Wells Fargo Bank through its use of such software system. Bankruptcy filing and release information is received electronically from a third-party notification vendor.

      Prior to a foreclosure sale, Wells Fargo Bank performs a market value analysis. This analysis includes: (i) a current valuation of the Mortgaged Property obtained through a drive-by appraisal or broker's price opinion conducted by an independent appraiser and/or a broker from a network of real estate brokers, complete with a description of the condition of the Mortgaged Property, as well as other information such as recent price lists of comparable properties, recent closed comparables, estimated marketing time and required or suggested repairs, and an estimate of the sales price; (ii) an evaluation of the amount owed, if any, for real estate taxes; and (iii) estimated carrying costs, brokers' fees, repair costs and other related costs associated with real estate owned properties. Wells Fargo Bank bases the amount it will bid at foreclosure sales on this analysis. In the case of second lien loans for which Wells Fargo Bank does not also service the related first lien loans for the same lienholder, Wells Fargo Bank performs a net present value analysis to determine whether to refer the second lien loan to foreclosure or to charge it off.

      If Wells Fargo Bank acquires title to a property at a foreclosure sale or otherwise, it obtains an estimate of the sale price of the property and then hires one or more real estate brokers to begin marketing the property. If the Mortgaged Property is not vacant when acquired, local eviction attorneys are hired to commence eviction proceedings and/or negotiations are held with occupants in an attempt to get them to vacate without incurring the additional time and cost of eviction. Repairs are performed if it is determined that they will increase the net liquidation proceeds, taking into consideration the cost of repairs, the carrying costs during the repair period and the marketability of the property both before and after the repairs.

      Wells Fargo Bank's loan servicing software also tracks and maintains tax and homeowners' insurance information and tax and insurance escrow information. Expiration reports are generated periodically listing all policies scheduled to expire. When policies lapse, a letter is automatically generated and issued advising the borrower of such lapse and notifying the borrower that Wells Fargo Bank will obtain lender-placed insurance at the borrower's expense.

OCWEN LOAN SERVICING, LLC

      The information set forth in the following paragraphs has been provided by Ocwen Loan Servicing, LLC. None of the Depositor, the Sponsor, the Originators, Wells Fargo Bank, National Association, the Trustee, the Master Servicer, the Securities Administrator, the Underwriter, the Credit Risk Manager or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of this information.

      Ocwen Loan Servicing, LLC ("Ocwen"), a Delaware limited liability company, has its primary servicing operations in Orlando, Florida and its corporate offices in West Palm Beach, Florida. Ocwen is a wholly owned subsidiary of Ocwen Financial Corporation, a public financial services holding company ("OCN") headquartered in West Palm Beach, Florida. OCN's primary businesses are the servicing, special servicing and resolution of nonconforming, subperforming and nonperforming residential and commercial mortgage loans for third parties, as well as providing loan servicing technology and business-to-business e-commerce solutions for the mortgage and real estate industries.

      As of September 30, 2005, OCN had approximately $1.312 billion in assets, approximately $966 million in liabilities and approximately $346 million in equity. For the quarter ended September 30, 2005,

OCN's net income was approximately $7.9 million, as compared to an approximate net income of $2.9 million reported for the quarter ended June 30, 2005. OCN reported approximately $188.7 million of cash as of September 30, 2005.

      The servicing of the mortgage loans in Ocwen's servicing portfolio was transferred to Ocwen by its affiliate Ocwen Federal Bank FSB ("OFB"), effective on June 30, 2005. This service transfer was the result of OFB's voluntary dissolution, sale of its branch facility and deposits in Fort Lee, New Jersey to another bank, and cessation of operations as a federal savings bank. Upon OFB's dissolution and sale of the branch facility and deposits, all of OFB's remaining assets and liabilities, including its mortgage loan servicing business, were transferred to and assumed by Ocwen. Ocwen's management, servicing portfolio and platform was not changed as a result of the foregoing transactions.

      Ocwen is rated as a "Strong" residential subprime servicer and residential special servicer by Standard & Poor's and has an "RPS2" rating as a subprime servicer and an "RSS2" rating as special servicer from Fitch Ratings. Ocwen is also rated "SQ2-" ("Above Average") as a primary servicer of subprime loans and "SQ2" ("Above Average") as a special servicer by Moody's Investors Service, Inc. On April 23, 2004, Standard & Poor's placed its "Strong" residential subprime servicer and residential special servicer ratings assigned to Ocwen on "Credit Watch with negative implications." Ocwen is an approved Freddie Mac and Fannie Mae seller/servicer.

      The liabilities assumed by Ocwen from OFB include contingent liabilities resulting from it having been named as a defendant in several potential class action lawsuits challenging its mortgage servicing practices. To date, no such lawsuit has been certified by any court as a class action. On April 13, 2004, these lawsuits were consolidated in a single proceeding in the United States District Court for the District of Illinois under caption styled: Ocwen Federal Bank FSB Mortgage Servicing Litigation, MDL Docket No. 1604. Ocwen believes that its servicing practices comply with legal requirements. Ocwen intends to defend against such lawsuits. Ocwen is also subject to various other routine pending litigation in the ordinary course of its business. While the outcome of litigation is always uncertain, Ocwen's management is of the opinion that the resolution of any of these claims and lawsuits will not have a material adverse effect on the results of its operations or financial condition or its ability to service the mortgage loans.

      On November 29, 2005, a jury in a Galveston, Texas county court returned a verdict of $11.5 million in compensatory and punitive damages and attorneys' fees against Ocwen in favor of a plaintiff borrower whose mortgage loan was serviced by Ocwen. The plaintiff brought the claims under the Texas Deceptive Trade Practices Act and other state statutes and common law generally alleging that Ocwen engaged in improper loan servicing practices. On February 9, 2006, the trial court entered its final judgment reducing the total jury award to approximately $1.8 million for actual damages and attorneys' fees and denying the punitive damages award. Ocwen believes the jury verdict is against the weight of evidence and contrary to law and intends to appeal the decision and continue to vigorously defend this matter.

      Ocwen, including its predecessors, has significant experience in servicing residential and commercial mortgage loans and has been servicing residential mortgage loans since 1988, and non-prime mortgage loans since 1994. Ocwen is one of the largest third-party subprime mortgage loan servicers in the United States. OCN and its related companies currently employ more than 3,500 people worldwide with domestic residential mortgage loan servicing and processing centers in Orlando, Florida and Chicago, Illinois and related international offices in Bangalore and Mumbai, India. Ocwen specializes in the management of sub-performing and non-performing assets, including severely delinquent and labor-intensive mortgage loans and REO assets. Ocwen's servicing experience generally includes collection, loss mitigation, default reporting, bankruptcy, foreclosure and REO property management.

      As of September 30, 2005, Ocwen provided servicing for residential mortgage loans with an aggregate unpaid principal balance of approximately $36.5 billion, substantially all of which are being serviced for third parties, including loans in over 250 securitizations. The table below sets forth the aggregate unpaid principal balance of the subprime mortgage loans serviced by Ocwen at the end of each of the indicated periods.

                                      OCWEN
                          SUBPRIME SERVICING PORTFOLIO
                             (DOLLARS IN THOUSANDS)

    AGGREGATE           AGGREGATE           AGGREGATE           AGGREGATE           AGGREGATE
PRINCIPAL BALANCE   PRINCIPAL BALANCE   PRINCIPAL BALANCE   PRINCIPAL BALANCE   PRINCIPAL BALANCE
  AS OF DECEMBER     AS OF DECEMBER      AS OF DECEMBER      AS OF DECEMBER      AS OF SEPTEMBER
     31, 2001           31, 2002            31, 2003            31, 2004            30, 2005
-----------------   -----------------   -----------------   -----------------   -----------------
 $   17,422,016       $  26,356,007       $  30,551,242       $  28,367,753       $  31,194,838

OCWEN'S DELINQUENCY AND FORECLOSURE EXPERIENCE

      The following tables set forth, for the subprime mortgage loan servicing portfolio serviced by Ocwen, certain information relating to the delinquency, foreclosure, REO and loss experience with respect to such mortgage loans (including loans in foreclosure in Ocwen's servicing portfolio (which portfolio does not include mortgage loans that are subserviced by others)) at the end of the indicated periods. The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until it is one month past due on a contractual basis. Ocwen's portfolio may differ significantly from the mortgage loans in the mortgage loan pool in terms of interest rates, principal balances, geographic distribution, types of properties, lien priority, origination and underwriting criteria, prior servicer performance and other possibly relevant characteristics. There can be no assurance, and no representation is made, that the delinquency and foreclosure experience with respect to the mortgage loans in the mortgage loan pool will be similar to that reflected in the table below, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted mortgage loans in the mortgage loan pool. The actual delinquency experience with respect to the mortgage loans in the mortgage loan pool will depend, among other things, upon the value of the real estate securing such mortgage loans in the mortgage loan pool and the ability of the related borrower to make required payments. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by Ocwen. In addition, adverse economic conditions may affect the timely payment by borrowers of scheduled payments of principal and interest on the mortgage loans in the mortgage loan pool and, accordingly, the actual rates of delinquencies and foreclosures with respect to the mortgage loan pool. Finally, the statistics shown below represent the delinquency experience for Ocwen's mortgage servicing portfolio only for the periods presented, whereas the aggregate delinquency experience with respect to the mortgage loans comprising the mortgage loan pool will depend on the results obtained over the life of the mortgage loan pool.

                                      OCWEN
                         DELINQUENCIES AND FORECLOSURES
                             (DOLLARS IN THOUSANDS)

                                                AS OF                                               AS OF
                                          DECEMBER 31, 2002                                  DECEMBER 31, 2003
                           ------------------------------------------------   ------------------------------------------------
                           BY NO.                   PERCENT BY   PERCENT BY   BY NO.                   PERCENT BY   PERCENT BY
                             OF        BY DOLLAR      NO. OF       DOLLAR       OF       BY DOLLAR       NO. OF       DOLLAR
                            LOANS       AMOUNT         LOANS       AMOUNT      LOANS       AMOUNT        LOANS        AMOUNT
                           -------   ------------   ----------   ----------   -------   ------------   ----------   ----------
Total Portfolio            229,335   $ 26,356,007     100.00%      100.00%    256,891   $ 30,551,242     100.00%      100.00%
Period of Delinquency(1)
   30-59 days                8,483   $    858,552       3.70%        3.26%     10,662   $  1,117,125       4.15%        3.66%
   60-89 days                3,718   $    393,762       1.62%        1.49%      4,595   $    488,900       1.79%        1.60%
   90 days or more          19,823   $  1,820,509       8.64%        6.91%     24,050   $  2,341,837       9.36%        7.67%
Total Delinquent Loans      32,024   $  3,072,823      13.96%       11.66%     39,307   $  3,947,862      15.30%       12.92%
Loans in Foreclosure(2)      8,323   $    849,266       3.63%        3.22%      9,800   $  1,057,710       3.81%        3.46%

                                                AS OF                                               AS OF
                                          DECEMBER 31, 2004                                  SEPTEMBER 30, 2005
                           ------------------------------------------------   ------------------------------------------------
                           BY NO.                   PERCENT BY   PERCENT BY   BY NO.                   PERCENT BY   PERCENT BY
                             OF        BY DOLLAR      NO. OF       DOLLAR       OF       BY DOLLAR       NO. OF       DOLLAR
                            LOANS       AMOUNT         LOANS       AMOUNT      LOANS       AMOUNT        LOANS        AMOUNT
                           -------   ------------   ----------   ----------   -------   ------------   ----------   ----------
Total Portfolio            237,985   $ 28,367,753     100.00%      100.00%    268,381   $ 31,194,838     100.00%      100.00%
Period of Delinquency(1)
   30-59 days               11,251   $  1,127,427       4.73%        3.97%     13,234   $  1,301,837       4.93%        4.17%
   60-89 days                5,066   $    515,826       2.13%        1.82%      6,833   $    674,387       2.55%        2.16%
   90 days or more          26,459   $  2,545,313      11.12%        8.97%     31,261   $  2,967,766      11.65%        9.51%
Total Delinquent Loans      42,776   $  4,188,566      17.97%       14.77%     51,328   $  4,943,989      19.13%       15.85%
Loans in Foreclosure(2)      9,599   $    975,961       4.03%        3.44%      9,333   $    966,173       3.48%        3.10%

----------
(1) Includes 23,740 loans totaling $2,078,945 for September 30, 2005, which were delinquent at the time of transfer to Ocwen.

(2) Loans in foreclosure are also included under the heading "Total Delinquent Loans."

                                      OCWEN
                                REAL ESTATE OWNED
                             (DOLLARS IN THOUSANDS)

                                  AT                         AT                         AT                         AT
                           DECEMBER 31, 2002          DECEMBER 31, 2003         DECEMBER 31, 2004          SEPTEMBER 30, 2005
                       ------------------------   ------------------------   ------------------------   ------------------------
                       BY NO. OF    BY DOLLAR     BY NO. OF    BY DOLLAR     BY NO. OF    BY DOLLAR     BY NO. OF    BY DOLLAR
                         LOANS        AMOUNT        LOANS        AMOUNT        LOANS        AMOUNT        LOANS        AMOUNT
                       ---------   ------------   ---------   ------------   ---------   ------------   ---------   ------------
Total Portfolio          229,335   $ 26,356,007    256,891    $ 30,551,242    237,985    $ 28,367,753    268,381    $ 31,194,838
Foreclosed Loans(1)        3,484   $    285,598      4,849    $    437,510      4,858    $    439,890      4,511    $    390,138
Foreclosure Ratio(2)        1.52%          1.08%      1.89%           1.43%      2.04%           1.55%      1.68%           1.25%

----------
(1) For the purpose of these tables, "Foreclosed Loans" means the principal balance of mortgage loans secured by mortgaged properties the title to which has been acquired by Ocwen.

(2) The "Foreclosure Ratio" is equal to the aggregate principal balance or number of Foreclosed Loans divided by the aggregate principal balance, or number, as applicable, of mortgage loans in the Total Portfolio at the end of the indicated period.

                                      OCWEN
                          LOAN GAIN/(LOSS) EXPERIENCE
                             (DOLLARS IN THOUSANDS)

                                                  AS OF          AS OF           AS OF           AS OF
                                               DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    SEPTEMBER 30,
                                                  2002           2003             2004            2005
                                              -------------   ------------    ------------    ------------
Total Portfolio(1)                            $ 26,356,007    $ 30,551,242    $ 28,367,753    $ 31,194,838
Net Gains/(Losses)(2)(3)                      $   (275,036)   $   (249,516)   $   (348,145)   $   (392,477)
Net Gains/(Losses) as a Percentage of Total
   Portfolio                                         (1.04)%         (0.82)%         (1.23)%         (1.26)%

----------
(1) "Total Portfolio" on the date stated above, is the principal balance of the mortgage loans outstanding on the last day of the period.

(2) "Net Gains/(Losses)" are actual gains or losses incurred on liquidated properties and shortfall payoffs for the preceding one year period. Gains or losses on liquidated properties are calculated as net sales proceeds less unpaid principal at the time of payoff. Shortfall payoffs are calculated as the difference between the principal payoff amount and unpaid principal at the time of payoff.

(3) Includes ($114,683) as of September 30, 2005 of losses attributable to loans, which were delinquent at the time of transfer to Ocwen.

PRIOR SECURITIZATIONS

      In the past three years, Ocwen has been notified of servicer defaults due to certain performance triggers on approximately 9 residential mortgage backed securities transactions, of which approximately 8 remained outstanding as of September 30, 2005. Ocwen assumed servicing from another servicer on a significant majority of these transactions by means of a servicing transfer, at which point the performance triggers were either already in existence or the probability of hitting such performance triggers was anticipated at the time of servicing transfer. In each case, a cure period was granted which provided time for Ocwen to improve the overall performance of the related pool of mortgage loans. As of September 30, 2005, a cure period remained in existence for approximately 8 of these transactions. In the past three years, Ocwen has not failed to make any required advance with respect to any issuance of residential mortgage backed securities transactions.

OCWEN'S POLICIES AND PROCEDURES

      Upon boarding a mortgage loan, various types of information are automatically loaded into Ocwen's mortgage loan servicing system
("REALServicing"). Ocwen then makes all reasonable efforts to collect the contractual mortgage loan payments that are due by the borrower pursuant to the applicable mortgage loan documents and, consistent with the applicable servicing agreement, will follow such collection procedures that are customary with respect to comparable mortgage loans.

      Ocwen's collection policy seeks to identify payment problems at the early stage of delinquency and, if necessary, to address such delinquency in order to preserve the equity of a pre-foreclosure mortgage property. Ocwen uses a consistent application, a proactive consulting approach, defined call strategies, and enhanced payment methods to assist the collection process. On a monthly basis, borrowers are mailed their monthly statement in advance of the due date. All borrowers can obtain loan information and make payments via web access (www.ocwen.com), as well as direct dial customer service.

      Ocwen utilizes multiple strategies in order to identify payment problems while working with borrowers to make their monthly payment in a timely manner. The potential for losses is mitigated using internal proprietary models to project performance and required advances and to assist in identifying workout options. On a monthly basis the delinquency status is determined for each mortgage loan. A collector then calls the borrower to make payment arrangements. If payments have not been collected by the date a late charge becomes effective, a standard reminder letter is mailed to the borrower.

      Subject to the limitations set forth in the applicable servicing agreement, Ocwen, in its discretion, may waive any assumption fees, late payment charges, or other charges in connection with the underlying mortgage loans, modify any term of a mortgage loan, consent to the postponement of strict compliance with any such terms, or grant indulgence to any borrower.

      If a loan becomes non-performing, projections are conducted on a monthly basis using proprietary cash-flow models that help determine the recoverability of losses and the preservation of equity. Various marketing scenarios are analyzed using an updated broker price opinion and appraisals to assist in projecting property cash flow. If the projected loss severity reaches or exceeds 100% (proceeds less expenses) then future advances on the mortgage loan are deemed non-recoverable and a recommendation is then made to stop making such advances. A more in-depth analysis is conducted to determine if charge-off is appropriate.

      If reasonable collection efforts have not been successful, Ocwen will determine whether a foreclosure proceeding is appropriate. Additional proprietary models are used to project future costs that may occur while completing foreclosure and ultimately liquidating the loan.

      Ocwen complies with standard servicing practices in utilizing customary external vendors for such functions as obtaining property appraisals, broker price opinions, property preservation functions and legal counsel. These functions are monitored and reviewed by Ocwen.

      Over the past three years, there has been no material changes in Ocwen's servicing policies and procedures.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

      The Interim Servicer and each Servicer will provide customary servicing functions with respect to the Mortgage Loans serviced by the Interim Servicer or such Servicer. Among other things, the Interim Servicer and each Servicer is obligated under some circumstances to make P&I Advances with respect to the related Mortgage Loans. In managing the liquidation of defaulted Mortgage Loans, the Interim Servicer or the related Servicer, as applicable, will have sole discretion to take such action in maximizing recoveries to the certificateholders including, without limitation, selling defaulted Mortgage Loans and REO properties as described in the Interim Servicing Agreement or the Pooling and Servicing Agreement, as applicable.

      The Sponsor has the right to transfer the servicing of the Mortgage Loans serviced by the Ocwen to a successor servicer which is qualified to service mortgage loans for Fannie Mae or Freddie Mac. The appointment of any successor servicer requires the consent of the Master Servicer, which consent may not be unreasonably withheld, and the receipt of confirmation from the Rating Agencies that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current ratings of any of the Offered Certificates, although there can be no guaranty that such transfer will not have an adverse impact on rates of delinquencies, defaults and losses. See "Risk Factors--The transfer of servicing may result in higher delinquencies and defaults which may adversely affect the yield on your certificates" in this free writing prospectus.

      The principal compensation to be paid to the Inteirm Servicer and each Servicer in respect of the servicing activities performed by each such Servicer will be a servicing fee (the "Servicing Fee"), as set forth under "Description of the Certificates--Table of Fees and Expenses", calculated using a per annum rate multiplied by the Scheduled Principal Balance of each Mortgage Loan serviced by the Interim Servicer and each such Servicer, in this free writing prospectus. Amounts collected or advanced in respect of interest on the Mortgage Loans each month will be remitted by the Interim Servicer and each Servicer to the Master Servicer net of the Servicing Fee payable to the Interim Servicer or the related

Servicer for such month. As a result of the Sponsor's continued ownership of the servicing rights with respect to the Ocwen Mortgage Loans, Ocwen's net compensation for performing the servicing activities for the Ocwen Mortgage Loans will resemble that of a subservicer. Since the Servicing Fee payable to Ocwen is less than 1/12 of 0.50% multiplied by the Scheduled Principal Balance of each Ocwen Mortgage Loan, the amount of such excess Servicing Fee will be distributed to the Class CE-2 Certificateholder on each Distribution Date. If Ocwen and the Sponsor agree to terminate the side letter or if the servicing is transferred from Ocwen to a qualified successor pursuant to the Pooling and Servicing Agreement, the Servicing Fee payable to any successor to Ocwen shall be calculated using a per annum rate equal to 0.50%. Notwithstanding the existence of the side letter, Ocwen has agreed to service and administer the Ocwen Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement.

      As additional servicing compensation, the Interim Servicer and the Servicers are entitled to retain all servicing-related fees, including assumption fees, modification fees, extension fees, non-sufficient funds fees, late payment charges and other ancillary fees and charges in respect of the related Mortgage Loans (with the exception of Prepayment Charges, which will be distributed to the holders of the Class P Certificates), to the extent collected from mortgagors, together with any interest or other income earned on funds held in the related collection account and any related escrow account. The Servicers are entitled to retain any Prepayment Interest Excess (as defined in the Pooling and Servicing Agreement) with respect to the related Mortgage Loans.

      The Interim Servicer and the Servicers are obligated to pay insurance premiums and other ongoing expenses associated with the related Mortgage Loans in connection with their responsibilities under the Interim Servicing Agreement and the Pooling and Servicing Agreement, and are entitled to reimbursement for these expenses as provided in the Interim Servicing Agreement and the Pooling and Servicing Agreement. See "Description of the Agreement-Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements-Retained Interest, Servicing Compensation and Payment of Expenses" in the prospectus for information regarding expenses payable by the Interim Servicer and the Servicers.

PAYMENTS ON MORTGAGE LOANS; DEPOSITS TO COLLECTION ACCOUNTS

      The Interim Servicer and each Servicer will establish and maintain or cause to be maintained a separate trust account (each, a "Collection Account") for the benefit of the certificateholders. Each Collection Account will be an Eligible Account (as defined in the Interim Servicing Agreement or the Pooling and Servicing Agreement, as applicable). Upon receipt by the Interim Servicer or a Servicer of amounts in respect of the related Mortgage Loans (excluding amounts representing the related Servicing Fees or other servicing compensation, reimbursement for P&I Advances and servicing advances and insurance proceeds to be applied to the restoration or repair of a Mortgaged Property or similar items), the Interim Servicer or such Servicer will deposit such amounts in the related Collection Account. Amounts so deposited by the Interim Servicer and the Servicers may be invested in Permitted Investments maturing no later than one Business Day prior to the date on which the amount on deposit therein is required to be remitted to the Securities Administrator. All investment income on funds in a Collection Account shall be for the benefit of the Interim Servicer or the related Servicer, as applicable.

      Any one or more of the following obligations or securities held in the name of the Trustee for the benefit of the certificateholders will be considered a Permitted Investment:

      (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

      (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each rating agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the certificates by each rating agency, as evidenced in writing;

      (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each rating agency rating such paper, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the certificates by each rating agency, as evidenced in writing;

      (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities (including the trustee in its commercial banking capacity), provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated one of the two highest long-term and the highest short-term ratings of each such rating agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the certificates by any rating agency, as evidenced in writing;

      (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the certificates by each rating agency, as evidenced in writing;

      (vi) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (v) above;

      (vii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest short term ratings of each rating agency (except if the rating agency is Moody's, such rating will be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the certificates by each rating agency, as evidenced by a signed writing delivered by each rating agency;

      (viii) interests in any money market fund (including any such fund managed or advised by the trustee or any affiliate thereof) which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable short term rating by each rating agency or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the certificates by each rating agency, as evidenced in writing;

      (ix) short term investment funds sponsored by any trust company or banking association incorporated under the laws of the United States or any state thereof (including any such fund managed or advised by the trustee or the master servicer or any affiliate thereof) which on the date of acquisition has been rated by each rating agency in their respective highest applicable rating category or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the certificates by each rating agency, as evidenced in writing; and

      (x) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each rating agency and as will not result in the downgrading or withdrawal of the rating then assigned to the certificates by any rating agency, as evidenced by a signed writing delivered by each rating agency.

PREPAYMENT INTEREST SHORTFALLS AND COMPENSATING INTEREST

      When a principal prepayment in full is made on a Mortgage Loan, the mortgagor is charged interest only for the period from the Due Date of the preceding monthly payment up to the date of the prepayment, instead of for a full month. When a partial principal prepayment is made on a Mortgage

Loan, the mortgagor is not charged interest on the amount of the prepayment for the month in which the prepayment is made. In addition, the application of the Servicemembers Civil Relief Act (the "Relief Act") and similar state or local laws to any Mortgage Loan could adversely affect, for an indeterminate period of time, the ability of the Interim Servicer or the related Servicer to collect full amounts of interest on such Mortgage Loans. The Interim Servicer or the related Servicer is obligated to pay from its own funds only those interest shortfalls attributable to voluntary principal prepayments in full by the mortgagors on the Mortgage Loans received (i) from the 16th day, with respect to the Interim Servicer, the 15th day, with respect to Ocwen or the 14th day, with respect to Wells Fargo Bank, National Association of the month prior to the month of the related Distribution Date to the last day of such prior month provided, however that the obligation of the Interim Servicer or the related Servicer to remit the amount of any shortfall in interest resulting from a principal prepayment in full on a Mortgage Loan shall be limited to the aggregate Servicing Fee (as defined herein) payable to the Interim Servicer or the related Servicer for the related Due Period. Neither the Interim Servicer not the Servicers will remit any shortfalls in interest attributable to the application of the Relief Act or any similar state or local laws. Any interest shortfalls attributable to voluntary principal prepayments in full required to be funded but not funded by the Interim Servicer or the related Servicer are required to be paid by the Master Servicer, but only to the extent that such amount does not exceed the master servicing fee payable to the Master Servicer for the applicable Distribution Date. Accordingly, the effect of interest shortfalls resulting from principal prepayments in full or in part on the Mortgage Loans (each, a "Prepayment Interest Shortfall") to the extent that they exceed any payments by the Master Servicer, the Servicers or the Interim Servicer ("Compensating Interest") or any shortfalls resulting from the application of the Relief Act or similar state or local laws, will be to reduce the aggregate amount of interest collected that is available for distribution to certificateholders. Any such shortfalls will be allocated among the certificates as provided under "Description of the Certificates-- Interest Distributions on the Offered Certificates" and "-- Overcollateralization Provisions" in this free writing prospectus. See "Certain Legal Aspects of the Mortgage Loans--Servicemembers Civil Relief Act" in the prospectus.

P&I ADVANCES

      Subject to the limitations set forth in the following paragraph, the Interim Servicer and Servicers will be obligated to advance or cause to be advanced on or before each Servicer Remittance Date its own funds, or funds in the related Collection account that are not included in the Available Distribution Amount for the Distribution Date. The amount of the related advance will be equal to the aggregate of all scheduled payments of principal and interest, net of the Servicing Fee, that were due during the related Due Period on the related Mortgage Loans and that were delinquent on the related Determination Date, plus amounts representing assumed payments not covered by any current net income on the Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure (net of the related Servicing Fees). These advances are referred to in this free writing prospectus as "P&I Advances".

      P&I Advances are required to be made only to the extent they are deemed by the Interim Servicer or the related Servicer to be recoverable from related late collections, insurance proceeds or liquidation proceeds on the related Mortgage Loan. The purpose of making the P&I Advances is to maintain a regular cash flow to the certificateholders, rather than to guarantee or insure against losses. The Interim Servicer and the Servicers will not be required to make any P&I Advances with respect to reductions in the amount of the monthly payments on any Mortgage Loans due to bankruptcy proceedings or the application of the Relief Act or similar state or local laws. All P&I Advances will be reimbursable to the Interim Servicer, related Servicer or the Master Servicer from late collections, insurance proceeds and liquidation proceeds from the Mortgage Loan as to which the unreimbursed P&I Advance was made. In addition, any P&I Advances previously made in respect of any Mortgage Loan that are deemed by the Interim Servicer, the related Servicer or the Master Servicer to be nonrecoverable from related late collections, insurance proceeds or liquidation proceeds may be reimbursed to the Interim Servicer, the related Servicer or the Master Servicer out of any funds in the collection account prior to the distributions on the certificates. In the event that the Interim Servicer or the related Servicer fails in its obligation to make any required P&I Advance, a successor servicer will be obligated to make the P&I Advance on the Distribution Date for which the Interim Servicer or the related Servicer was required to make such P&I Advance, to the extent required in the Pooling and Servicing Agreement.

      In the event that a Balloon Loan is not paid in full on its maturity date, the Interim Servicer or the related Servicer will also be obligated to make advances with respect to the assumed monthly payments that would have been due on such Balloon Loan based upon the original amortization schedule for the loan, unless the Interim Servicer or such Servicer determines that the advance would not be recoverable. In no event will the Interim Servicer or any Servicer be obligated to advance the balloon payment due on any Balloon Loan.

      Upon an Event of Default by Wells Fargo Bank, National Association as a Servicer under the Pooling and Servicing Agreement, the Trustee may terminate such Servicer and appoint a successor servicer to service the related Mortgage Loans. Any such successor servicer must meet the requirements for successor servicers under the Pooling and Servicing Agreement (including receipt of confirmation from each Rating Agency that the appointment of such successor servicer would not lead to a qualification, downgrade or withdrawal of the ratings then assigned to the Offered Certificates in accordance with the terms and conditions of the Pooling and Servicing Agreement).

      Upon an Event of Default by the Interim Servicer under the Interim Servicing Agreement or Ocwen, as a Servicer under the Pooling and Servicing Agreement, the Master Servicer may terminate the Interim Servicer or Ocwen, as applicable, and appoint, or under certain circumstances, Ocwen or its designee may, appoint a successor servicer. In any event, the successor servicer must be an approved servicer as described in this free writing prospectus under "Certain Matters Regarding Ocwen Loan Servicing, LLC as a Servicer".

      The Pooling and Servicing Agreement also provides that each Servicer may enter into a facility with any person which provides that such person may fund P&I Advances or servicing advances, although no such facility shall reduce or otherwise affect the obligations of such Servicer to fund such P&I Advances or servicing advances. Any P&I Advances or servicing advances funded by an advancing person will be reimbursed to the advancing person in the same manner as reimbursements would be made to Interim Servicer or such Servicer. The Pooling and Servicing Agreement also provides that each Servicer may pledge its servicing rights under the Pooling and Servicing Agreement to one or more lenders.

MODIFICATIONS

      In instances in which a Mortgage Loan is in default or if default is reasonably foreseeable, and if determined by the Interim Servicer or the related Servicer to be in the best interest of the certificateholders, the Interim Servicer or the related Servicer may permit servicing modifications of the Mortgage Loan rather than proceeding with foreclosure. However, the Interim Servicer's or the related Servicer's ability to perform servicing modifications will be subject to some limitations, including but not limited to the following. Any amounts added to the principal balance of the Mortgage Loan, or capitalized amounts added to the Mortgage Loan, will be required to be fully amortized over the remaining term, or the extended term, of the Mortgage Loan. All capitalizations are to be implemented in accordance with the Interim Servicer's or the related Servicer's standards and may be implemented only by the Interim Servicer or the related Servicer for that purpose. The final maturity of any Mortgage Loan will not be extended beyond the assumed final distribution date. No servicing modification with respect to a Mortgage Loan will have the effect of reducing the mortgage rate below one half of the mortgage rate as in effect on the Cut off Date, but not less than the servicing fee rate. Further, with respect to each Servicer, the aggregate current principal balance of all Mortgage Loans serviced by such servicer and subject to modifications can be no more than five percent (5%) of the aggregate principal balance of the Mortgage Loans serviced by such Servicer as of the Cut-off Date, but this limit may increase from time to time with the consent of the Rating Agencies; provided, that with respect to Wells Fargo Bank, National Association, the determination of the percentage of Mortgage Loans which can be modified will be based on the aggregate principal balance of the Fremont Mortgage Loans as of the Cut-off Date.

      Any advances made on any Mortgage Loan will be reduced to reflect any related servicing modifications previously made. The mortgage rate and net mortgage rate as to any Mortgage Loan will be deemed not reduced by any servicing modification, so that the calculation of the Interest Distribution

Amount (as defined in this free writing prospectus) payable on the Offered Certificates will not be affected by the servicing modification.

EVIDENCE AS TO COMPLIANCE

      The Pooling and Servicing Agreement will provide that each year on or before the date set forth in the Pooling and Servicing Agreement, beginning with the first year after the year in which the Cut-off Date occurs, each party responsible for the servicing function will provide to the Depositor, the Master Servicer and the Trustee a report on an assessment of compliance with the minimum servicing criteria established in Item 1122(a) of Regulation AB (the "AB Servicing Criteria"). The AB Servicing Criteria include specific criteria relating to the following areas: general servicing considerations, cash collection and administration, investor remittances and reporting, and pool asset administration. Such report will indicate that the AB Servicing Criteria were used to test compliance on a platform level basis and will set out any material instances of noncompliance.

      The Pooling and Servicing Agreement will also provide that the each party responsible for the servicing function will deliver along with its report on assessment of compliance, an attestation report from a firm of independent public accountants on the assessment of compliance with the AB Servicing Criteria.

      The Pooling and Servicing Agreement will also provide for delivery to the Master Servicer, the Securities Administrator and the Trustee, on or before March 1 of each year, of a separate annual statement of compliance from each entity responsible for the servicing function to the effect that, to the best knowledge of the signing officer, the servicer has fulfilled in all material respects its obligations under the Pooling and Servicing Agreement throughout the preceding year or, if there has been a material failure in the fulfillment of any obligation, the statement shall specify such failure and the nature and status thereof. This statement may be provided as a single form making the required statements as to more than one pooling and servicing agreement.

      Copies of the annual reports of assessment of compliance, attestation reports, and statements of compliance may be obtained by securityholders without charge upon written request to the Master Servicer at the address of the Master Servicer set forth under "The Securities Administrator, the Master Servicer and the Custodians" in this free writing prospectus. These items will be filed with the Issuing Entity's annual report on Form 10-K, to the extent required under Regulation AB.

CERTAIN MATTERS REGARDING OCWEN AS A SERVICER

      The Pooling and Servicing Agreement provides that Ocwen Loan Servicing, LLC ("Ocwen"), in its capacity as a Servicer under the Pooling and Servicing Agreement, may not resign from its obligations and duties under the Pooling and Servicing Agreement, except in connection with a permitted transfer of servicing, unless (1) these duties and obligations are no longer permissible under applicable law as evidenced by an opinion of counsel delivered to the Depositor, the Sponsor, the Master Servicer, the Securities Administrator and the Trustee or (2) upon the satisfaction of the following conditions:

      (a) Ocwen has proposed a successor servicer to the Depositor, the Sponsor and the Master Servicer in writing and the proposed successor servicer is reasonably acceptable to each of them;

      (b) the proposed successor servicer is (1) an affiliate of the Master Servicer that services mortgage loans similar to the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located or (2) the proposed successor servicer has a rating of at least "Above Average" by S&P and either a rating of at least "RPS2" by Fitch or a rating of at least "SQ2" by Moody's;

      (c) the Rating Agencies have confirmed to the Trustee that the appointment of the proposed successor servicer as the servicer under the Pooling and Servicing Agreement will not result in the reduction or withdrawal of the then current ratings of the Offered Certificates; and

      (d) the proposed successor servicer has a net worth of at least
$25,000,000.

      A servicer that satisfies each of these conditions is referred to in this free writing prospectus as an "approved servicer."

      THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER AND THE CUSTODIANS

WELLS FARGO BANK, NATIONAL ASSOCIATION

GENERAL

      The information set forth in the following five paragraphs has been provided by Wells Fargo Bank, National Association. None of the Depositor, the Sponsor, the Servicer, the Trustee, Deutsche Bank National Trust Company, the Underwriter or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of the information.

      Wells Fargo Bank, National Association ("Wells Fargo Bank") will act as Securities Administrator, Master Servicer and a Custodian under the Pooling and Servicing Agreement and the applicable custodial agreement. Wells Fargo Bank is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company. A diversified financial services company with approximately $397 billion in assets, 24 million customers and 143,000 employees, Wells Fargo & Company is a U.S. bank holding company, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo Bank provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The Depositor, the Sponsor and the Servicer may maintain banking and other commercial relationships with Wells Fargo Bank and its affiliates. Wells Fargo Bank's principal corporate trust offices are located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

      SECURITIES ADMINISTRATOR. Under the terms of the Pooling and Servicing Agreement, Wells Fargo Bank also is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports. As Securities Administrator, Wells Fargo Bank is responsible for the preparation and filing of all REMIC tax returns on behalf of the trust and the preparation of monthly reports on Form 10-D in regards to distribution and Mortgage Pool performance information and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the trust. Wells Fargo Bank has been engaged in the business of securities administration since June 30, 1995. As of November 30, 2005, Wells Fargo Bank was acting as securities administrator with respect to more than $700,000,000,000 of outstanding residential mortgage-backed securities.

      MASTER SERVICER. Wells Fargo Bank acts as Master Servicer pursuant to the Pooling and Servicing Agreement. The Master Servicer is responsible for the aggregation of monthly Servicer reports and remittances and for the oversight of the performance of the Servicer under the terms of the Pooling and Servicing Agreement. In particular, the Master Servicer independently calculates monthly loan balances based on servicer data, compares its results to servicer loan-level reports and reconciles any discrepancies with the Servicer. The Master Servicer also reviews the servicing of defaulted loans for compliance with the terms of the Pooling and Servicing Agreement. In addition, upon the occurrence of certain servicer events of default under the terms of the Pooling and Servicing Agreement, the Master Servicer may be required to enforce certain remedies on behalf of the Trust and against the defaulting Servicer. Wells Fargo has been engaged in the business of master servicing since June 30, 1995. As of November 30, 2005, Wells Fargo Bank was acting as master servicer for approximately 940 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $428,268,679,337.

      CUSTODIAN. Wells Fargo Bank is acting as a custodian of certain of the mortgage loan files pursuant to a custodial agreement. In that capacity, Wells Fargo Bank is responsible to hold and safeguard the mortgage notes and other contents of the related mortgage files on behalf of the Trustee and the Certificateholders. Wells Fargo Bank maintains each mortgage loan file is a separate file folder marked with a unique bar code to assure loan-level file integrity and to assist in inventory management. Files are segregated by transaction or investor. Wells Fargo Bank has been engaged in the mortgage document custody business for more than 25 years. Wells Fargo Bank maintains document custody facilities in its Minneapolis, Minnesota headquarters and in three regional offices located in Richfield, Minnesota, Irvine, California, and Salt Lake City, Utah. Wells Fargo Bank maintains mortgage custody vaults in each of those locations with an aggregate capacity of over eleven million files. As of November 30, 2005, Wells Fargo Bank was acting as custodian on more than nine million files.

      Wells Fargo serves or has served within the past two years as loan file custodian for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the Trust. The terms of the custodial agreement under which those services are provided by Wells Fargo are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

      Approximately 99.92% of the mortgage loan files with respect to the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, will be held by Wells Fargo Bank pursuant to a custodial agreement to be entered into among HSBC Bank USA, National Association, as Trustee, Wells Fargo Bank, as a custodian, and the Servicers.

DEUTSCHE BANK NATIONAL TRUST COMPANY

GENERAL

      The information set forth in the following paragraph has been provided by Deutsche Bank National Trust Company ("DBNTC"). None of the Depositor, the Sponsor, the Servicers, the Trustee, Wells Fargo Bank, the Underwriter or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of the information.

      DBNTC has performed a custodial role in numerous mortgage-backed transactions since 1991. DBNTC will maintain the mortgage files in secure, fire-resistant facilities. DBNTC will not physically segregate the mortgage files from other mortgage files in DBNTC's custody but will be kept in shared facilities. However, DBNTC's proprietary document tracking system will show the location within DBNTC's facilities of each mortgage file and will show that the mortgage loan documents are held by the Trustee on behalf of the trust. DBNTC has no pending legal proceedings that would materially affect its ability to perform its duties as a custodian on behalf of the Holders. DBNTC may perform certain of its obligations through one or more third party vendors. However, DBNTC shall remain liable for the duties and obligations required of it under its custodial agreement. DBNTC is an affiliate of the Issuer, the Sponsor and the Depositor.

      DBNTC is providing the information in the foregoing paragraph at the depositor's request in order to assist the depositor with the preparation of its disclosure documents to be filed with the SEC pursuant to Regulation AB. Otherwise, DBNTC has not participated in the preparation of such disclosure documents and assumes no responsibility or liability for their contents.

      Approximately 0.08% of the mortgage loan files with respect to the Mortgage Loans by aggregate principal balance as of the Cut-off Date, will be held by DBNTC pursuant to a custodial agreement to be entered into among HSBC Bank USA, National Association, as Trustee, DBNTC, as a custodian, and the Servicers.

MASTER SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

      The principal compensation to be paid to the Master Servicer in respect of its master servicing activities for the certificates will be an amount equal to any interest or other income earned on funds held in the Distribution Account.

      In the event that the Interim Servicer or a Servicer fails to pay the amount of any Prepayment Interest Shortfall required to be paid on any Distribution Date, the Master Servicer shall pay such amount up to the master servicing compensation payable to the Master Servicer on such Distribution Date.

THE DISTRIBUTION ACCOUNT

      The Securities Administrator will establish an account (the "Distribution Account") into which will be deposited amounts remitted to it by the Servicer for distribution to certificateholders on a Distribution Date and payment of certain fees and expenses of the trust. The Distribution Account will be an Eligible Account (as defined in the Pooling and Servicing Agreement). Amounts on deposit therein may be invested in Permitted Investments (as defined under "Servicing of the Mortgage Loans -- Payments on Mortgage Loans; Deposits to Collection Accounts" in this free writing prospectus) maturing on or before the Business Day prior to the related Distribution Date unless such Permitted Investments are invested in investments managed or advised by the Securities Administrator or an affiliate thereof, in which case such Permitted investments may mature on the related Distribution Date.

TRANSFER OF MASTER SERVICING

      The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under the Pooling and Servicing Agreement; provided, however, that: (i) the purchaser or transferee accept in writing such assignment and delegation and assume the obligations of the Master Servicer under the Pooling and Servicing Agreement (a) shall have a net worth of not less than $25,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (b) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee); and (c) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under the Pooling and Servicing Agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee an officer's certificate and an opinion of independent counsel, each stating that all conditions precedent to such action under the Pooling and Servicing Agreement have been completed and such action is permitted by and complies with the terms of the Pooling and Servicing Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising out of acts or omissions prior to the effective date thereof.

INDEMNIFICATION

      The Master Servicer and any director, officer, employee or agent of the Master Servicer will be indemnified and held harmless by the trust against any loss, liability or expense as set forth in the Pooling and Servicing Agreement.

      The Securities Administrator and any director, officer, employee or agent of the Securities Administrator will be indemnified and held harmless by the trust against any loss, liability or expense as set forth in the Pooling and Servicing Agreement.

      The Custodians and any director, officer, employee or agent of the Custodians will be indemnified and held harmless by the trust against any loss, liability or expense as set forth in the Custodial Agreements.

                                   THE TRUSTEE

      HSBC Bank USA, National Association will be the Trustee under the Pooling and Servicing Agreement. The Depositor and the Master Servicer may maintain other banking relationships in the ordinary course of business with the Trustee. The Trustee's corporate trust office is located at 452 Fifth Avenue, New York, New York 10018, Attention: Corporate Trust, ACE Securities Corp., Home Equity Loan Trust, Series 2006-HE1 or at such other address as the Trustee may designate from time to time.

      As of January 24, 2006, HSBC Bank USA, National Association is acting as Trustee for approximately 400 asset-backed securities transactions involving similar pool assets to those found in this transaction.

      The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in the Pooling and Servicing Agreement as duties of the Trustee, including:

1. Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee pursuant to the Pooling and Servicing Agreement, the Trustee (or the applicable Custodian) shall examine them to determine whether they are in the required form; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished hereunder; provided, further, that the Trustee shall not be responsible for the accuracy or verification of any calculation provided to it pursuant to the Pooling and Servicing Agreement.

2. The Trustee shall promptly remit to the related Servicer any complaint, claim, demand, notice or other document (collectively, the "Notices") delivered to the Trustee as a consequence of the assignment of any Mortgage Loan hereunder and relating to the servicing of the Mortgage Loans; provided than any such notice (i) is delivered to the Trustee at its Corporate Trust Office, (ii) contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property (as defined in the Pooling and Servicing Agreement). The Trustee shall have no duty hereunder with respect to any Notice it may receive or which may be alleged to have been delivered to or served upon it unless such Notice is delivered to it or served upon it at its Corporate Trust Office and such Notice contains the information required pursuant to clause (ii) of the preceding sentence.

3. Except for those actions that the Trustee is required to take under the Pooling and Servicing Agreement, the Trustee shall not have any obligation or liability to take any action or to refrain from taking any action in the absence of written direction as provided in the Pooling and Servicing Agreement.

      If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by the Pooling and Servicing Agreement, using the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs.

      Without limiting the generality of the foregoing, if an Event of Default shall occur, the Trustee shall, at the direction of at least 51% of the Voting Rights, by notice in writing to the Master Servicer and to the Depositor, with a copy to each Rating Agency, terminate all of the rights and obligations of the Master Servicer in its capacity as Master Servicer under the Pooling and Servicing Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer with respect to the Certificates (other than as a holder of any Certificate) or the Mortgage Loans or otherwise including, without limitation, the compensation payable to the Master Servicer under the Pooling and Servicing Agreement, shall pass to and be vested in the Trustee, and, without limitation, the Trustee shall be authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Master Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Notwithstanding the foregoing, The Trustee may, if is shall be unwilling to so to act, or shall, if it is legally unable to act, appoint, or petition a court of competent jurisdiction to appoint, a successor master servicer in accordance with the terms of the Pooling and Servicing Agreement. In addition, if an Event of Default shall occur with respect to Wells Fargo Bank, National Association, in its capacity as a Servicer under the Pooling and Servicing Agreement, the Trustee may terminate such Servicer and appoint a successor to such Servicer in accordance with the terms and provisions of the Pooling and Servicing Agreement.

      To the extent that the costs and expenses of the Trustee related to the termination of Wells Fargo Bank, National Association, in its capacity as a Servicer under the Pooling and Servicing Agreement or the Master Servicer, appointment of a successor servicer or master servicer or the transfer and assumption of the master servicing by the Trustee (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of Wells Fargo Bank, National Association, in its capacity as a Servicer under the Pooling and Servicing Agreement or the Master Servicer as a result of an Event of Default and (ii) all costs and expenses associated with the complete transfer of the servicing or the master servicing, as applicable, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer or master servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor master servicer to service or master service the related Mortgage Loans in accordance with the Pooling and Servicing Agreement) are not fully and timely reimbursed by the terminated master servicer, the Trustee shall be entitled to reimbursement of such costs and expenses from the Distribution Account.

      FOR FURTHER DISCUSSION OF THE DUTIES OF THE TRUSTEE, PLEASE SEE "DESCRIPTION OF THE AGREEMENTS--MATERIAL TERMS OF THE POOLING AND SERVICING AGREEMENTS AND UNDERLYING SERVICING AGREEMENTS--DUTIES OF THE TRUSTEE" IN THE PROSPECTUS.

      The Master Servicer will pay the Trustee the trustee's fee in respect of its obligations under the Pooling and Servicing Agreement. The Pooling and Servicing Agreement will provide that the Trustee and any director, officer, employee or agent of the Trustee will be indemnified by the trust and will be held harmless against any loss, liability, expense or cost including, without limitation, attorneys fees and expenses (not including expenses and disbursements incurred or made by the Trustee in the ordinary course of the Trustee's performance in accordance with the provisions of the Pooling and Servicing Agreement) incurred by the Trustee in connection with any pending or threatened legal action or arising out of or in connection with the acceptance or administration of its obligations and duties under the Pooling and Servicing Agreement, the Certificates or the Custodial Agreements, other than any loss, liability or expense (i) resulting from a breach of the obligations and duties of a Servicer under the Pooling and Servicing Agreement (for which the Trustee receives indemnity from such Servicer) or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties under the Pooling and Servicing Agreement, the Certificates or the Custodial Agreements or by reason of reckless disregard, of the Trustee's obligations and duties under the Pooling and Servicing Agreement, the Certificates or the Custodial Agreements.

      The Trustee may resign at any time, in which event the Depositor will be obligated to appoint a successor trustee. The Depositor may also remove the Trustee if the Trustee ceases to be eligible to continue under the Pooling and Servicing Agreement or if the trustee becomes insolvent. Upon becoming aware of the circumstances, the Depositor will be obligated to appoint a successor trustee. The Trustee may also be removed at any time by the holders of the certificates evidencing not less a majority of the voting rights in the trust fund. Any resignation or removal of the Trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee. If the Trustee resigns or is removed by the Depositor, the expenses associated with the change of trustees will be paid by the former trustee and reimbursed from the Distribution Account. If the Trustee is removed by holders of certificates, such holders shall be responsible for paying any compensation payable to a successor trustee, in excess of the amount paid to the predecessor trustee.

      The Trustee and any director, officer, employee or agent of the Trustee will be indemnified and held harmless against any loss, liability or expense as set forth in the Pooling and Servicing Agreement.

                             THE CREDIT RISK MANAGER

      Clayton Fixed Income Services Inc. (formerly known as The Murrayhill Company), as credit risk manager for the trust (the "Credit Risk Manager") will monitor the performance of the Servicers, and make recommendations to the Servicers and/or Master Servicer regarding certain delinquent and defaulted Mortgage Loans and will report to the Depositor on the performance of the Mortgage Loans, pursuant to a Credit Risk Management Agreement to be entered into by the Credit Risk Manager and each Servicer and/or Master Servicer on or prior to the Closing Date. The Credit Risk Manager will rely upon mortgage loan data that is provided to it by the Servicers and/or Master Servicer in performing its advisory and monitoring functions. The Credit Risk Manager will be entitled to receive a "Credit Risk Manager's Fee" until the termination of the trust or until its removal by a vote of at least 66 2/3% of the Certificateholders. Such fee will be paid by the trust and will be equal to one-twelfth of the product of 0.0135% multiplied by the then current aggregate principal balance of the Mortgage Loans.

                                   THE POLICY

      The following summary of terms of the Class A-1B2 guaranty insurance policy, referred to in this free writing prospectus as the Policy to be issued by an insurer having a long-term credit rating of at least "AA" (or the equivalent) by one of the Rating Agencies rating the Offered Certificates (referred to in this free writing prospectus as the "Insurer") does not purport to be complete and is qualified in its entirety by reference to the Policy.

      Simultaneously with the issuance of the Class A-1B2 Certificates, the Insurer will deliver the Policy to the Trustee for the benefit of the holders of the Class A-1B2 Certificates. Under the Policy, the Insurer will unconditionally and irrevocably guarantee to the holders of the Class A-1B2 Certificates the full and complete payment by or on behalf of the trust of Regular Payments (as defined below) of principal and interest on the Class A-1B2 Certificates. the Insurer's obligations under the Policy in respect of Regular Payments will be discharged to the extent funds are disbursed by the Insurer as provided in the Policy whether or not such funds are properly applied by the Trustee. Regular Payments will be made only at the time set forth in the Policy, and payments under the Policy may not be accelerated except at the sole option of the Insurer.

      Notwithstanding the foregoing paragraph, the Policy does not cover any amounts due in respect of the Class A-1B2 Certificates attributable to any taxes, withholding or other charge imposed by any governmental authority due in connection with the payment of any Regular Payment to the holders of the Class A-1B2 Certificates. The Policy will not provide credit enhancement for any class of certificates other than the Class A-1B Certificates. The Policy does not cover any Basis Risk Shortfall Carry Forward Amounts, Prepayment Interest Shortfalls, or shortfalls resulting from the Relief Act.

      Following Receipt by the Insurer of a notice of claim and certificate from the Trustee in the form attached to the Policy, the Insurer will pay any amount payable under the Policy in respect of Regular Payments on the Class A-1B2 Certificates on the later to occur of (a) 12:00 p.m., New York City time, on the second business day following such receipt and (b) 12:00 p.m., New York City time, on the distribution date on which such payment is due on such Class A-1B2 Certificates. Payments due hereunder in respect of Regular Payments will be disbursed to the Trustee for the benefit of the holders of the Class A-1B2 Certificates by wire transfer of immediately available funds to such account as the trustee shall specify in writing at the time of or prior to the delivery of the notice of claim and certificate in respect of such Regular Payment.

      If any Regular Payment paid in respect of the Class A-1B2 Certificates during the term of the Policy is avoided as a preferential transfer or similar payment (a "Preference Payment") under applicable bankruptcy, insolvency, receivership or similar law ("Insolvency Law"), the Insurer will pay such amount out of the funds of the Insurer on the later of (a) the date when due to be paid pursuant to the order referred to below or (b) the first to occur of (i) the fourth business day following receipt by the Insurer from the trustee of (A) a certified copy of the order, referred to in this free writing prospectus as the Order, of the court or other governmental body of competent jurisdiction to the effect that the holder of the Class A1B2 Certificate is required to return all or part of such certificate because such payment was avoidable as a Preference Payment under applicable insolvency law, (B) a certificate of the holder of the Class A-1B2 Certificate that the Order has been entered and is not subject to any stay and (C) an assignment duly executed and delivered by the holder of the Class A-1B2 Certificate in such form as is reasonably required by the Insurer, and provided to the holder of the Class A-1B2 Certificate by the Insurer, irrevocably assigning to the Insurer all rights and claims of the holder of the Class A-1B2 Certificate relating to or arising under the Class A-1B2 Certificates against the trust or otherwise with respect to such Preference Payment, or (ii) the date of receipt by the Insurer from the Trustee of the items referred to in clauses (A), (B) and (C) above if, at least four business days prior to such date of receipt, the Insurer shall have received written notice from the Trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not the Trustee or any holder of a Class A-1B2 Certificate, as applicable, directly (unless a holder of a Class A1B2 Certificate has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the trustee upon proof of such payment reasonably satisfactory to the Insurer).

      At any time during the term of the Policy, the Insurer may appoint a fiscal agent, referred to in this free writing prospectus as the Fiscal Agent, for purposes of the Policy by written notice to the trustee at the notice address specified in the Pooling and Servicing Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the trustee, (i) copies of all notices and documents required to be delivered to the Insurer pursuant to the Policy shall be simultaneously delivered to the Fiscal Agent and the Insurer and shall not be deemed received until received by each, and (ii) all payments required to be made by the Insurer under the Policy may be made directly by the Insurer or by the Fiscal Agent on behalf of the Insurer. The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to any holder of a Class A-1B2 Certificate for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under the Policy.

      The Policy does not protect investors against changes in market value of the Class A-1B2 Certificates, which market value may be impaired as a result of changes in prevailing interest rates, changes in applicable ratings or other causes. The Policy is not covered by the Property/Casualty Insurance Security Fund specified by Article 76 of the New York Insurance Law, the Florida Insurance Guaranty Association created under part II of Chapter 631, Florida Statutes or similar funds or arrangements in any other state. the Insurer makes no representation regarding the Class A-1B2 Certificates or the advisability of investing in the Class A-1B2 Certificates.

      As used herein, the following terms shall have the following meanings:

      "Receipt" and "Received" mean actual delivery to each of the Insurer and the Fiscal Agent, if any, prior to 12:00 p.m., New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 p.m., New York City time, shall be deemed to be Receipt on the next succeeding Business Day. If any notice or certificate given hereunder by the Trustee or a holder of a Class A-1B2 Certificate is not in proper form or is not properly completed, executed or delivered in all material respects, it shall be deemed not to have been Received, and the Insurer or its Fiscal Agent shall promptly so advise the Trustee or holder of a Class A-1B2 Certificate, which may submit an amended notice. As used in this section, "Business Day" means any day other than a Saturday, Sunday, legal holiday or other day on which banking institutions in New York, New York or Paris, France, or any other location in which the principal office of the trustee or the principal office of the Insurer or the Fiscal Agent in which it conducts the business provided hereunder is located.

      "Regular Payments" means any and all regularly scheduled payments of principal of and interest on the Class A-1B2 Certificates required to be made in accordance with their original terms and without regard to any subsequent amendment or modification thereof except amendments or modifications to which the Insurer has given its prior written consent. Regular Payments shall include
(i) with respect to any distribution date, the amount, if any, by which the amount available to be paid as interest to the Class A-1B2 Certificates, pursuant to the priority of payments set forth in the Pooling and Servicing Agreement, is less than the Interest Distribution Amount plus any Interest Carry Forward Amount payable to the Class A-1B2 Certificates and (ii) to the extent unpaid on the last scheduled distribution date, after taking into account all distributions to be made on such date, any remaining Certificate Principal Balance of the Class A-1B2 Certificates. Regular Payments shall not include, nor shall coverage be provided under the Policy in respect of: (1) payments which become due on an accelerated basis as a result of (a) a default by the Depositor or any other person, (b) an election by the depositor to make payment on an accelerated basis, (c) early or rapid amortization of the Class A-1B2 Certificates, (d) redemption for any reason other than exercise by the Master Servicer of its optional termination right under the Pooling and Servicing Agreement, or (e) any other cause, unless the Insurer shall elect, in its sole discretion, to pay any amount due upon such acceleration together with any accrued interest to the date of acceleration; (2) any amounts due in respect of the Class A-1B2 Certificates attributable to any increase in interest rate, penalty or other sum payable by the trust fund by reason of any default or event of default in respect of the Class A-1B2 Certificates, whether by the Depositor or any other person, or by reason of any deterioration of the creditworthiness of any person, (3) any taxes, withholding or other charge imposed by any governmental authority due in connection with the payment of any Regular Payment to the holder of Class A-1B2 Certificates or (4) any amounts due in respect of the Class A-1B2 Certificates but unpaid as a result of any Prepayment Interest Shortfalls, any shortfalls resulting from the application of the Relief Act or Net WAC Rate Carryover Amounts.

      The Insurer shall be subrogated to the rights of the holder of a Class A1B2 Certificate to receive payments of principal and interest to the extent of any payment by the Insurer under the Class A-1B2 Policy.

      The Policy sets forth in full the undertaking of the Insurer, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto or to the Class A-1B2 Certificates (except a contemporaneous or subsequent agreement or instrument given by the Insurer or to which the Insurer has given its written consent). The premiums paid to the Insurer are nonrefundable for any reason whatsoever, including payment, or provision being made for payment, of the Class A-1B2 Certificates prior to maturity. The Policy may not be cancelled or revoked during its term, including for nonpayment of the premiums paid to the Insurer due to the Insurer.

                         POOLING AND SERVICING AGREEMENT

GENERAL

      The certificates will be issued under the Pooling and Servicing Agreement, a form of which is filed as an exhibit to the registration statement. A Current Report on Form 8-K relating to the certificates containing a copy of the Pooling and Servicing Agreement as executed will be filed by the Depositor with the Securities and Exchange Commission ("SEC") following the initial issuance of the certificates. The trust fund created under the Pooling and Servicing Agreement will consist of (i) all of the Depositor's right, title and interest in the Mortgage Loans, the related mortgage notes, mortgages and other related documents; (ii) all payments on or collections in respect of the Mortgage Loans due after the Cut-off Date, together with any proceeds of the Mortgage Loans;
(iii) any Mortgaged Properties acquired on behalf of certificateholders by foreclosure or by deed in lieu of foreclosure, and any revenues received on these mortgaged properties; (iv) the rights of the Trustee under all insurance policies required to be maintained under the Pooling and Servicing Agreement; (v) the rights of the Depositor under the Mortgage Loan Purchase Agreement, the Assignment Agreement and the Interim Servicing Agreement; (vi) the Reserve Fund and any amounts on deposit in the Reserve Fund from time to time and any proceeds thereof; (vii) the right to any Net Swap Payment and any Swap Termination Payment made by the Swap Provider; and
(viii) with respect to the Class A-1B2 Certificates, the Policy. For the avoidance of doubt, the trust fund does not include the Supplemental Interest Trust. Reference is made to the prospectus for important information in addition to that set forth in this free writing prospectus regarding the trust fund, the terms and conditions of the Pooling and Servicing Agreement and the Offered Certificates. The Depositor will provide to a prospective or actual certificate holder without charge, on written request, a copy, without exhibits, of the Pooling and Servicing Agreement. Requests should be addressed to 6525 Morrison Blvd., Suite 318, Charlotte, North Carolina 28211.

ASSIGNMENT OF THE MORTGAGE LOANS

      On the Closing Date, the Depositor will transfer to the trust all of its right, title and interest in and to each Mortgage Loan, the related mortgage note, mortgage, assignment of mortgage in recordable form to the Trustee and other related documents (collectively, the "Related Documents"), including all scheduled payments with respect to each such Mortgage Loan due after the Cut-off Date. The Trustee, concurrently with such transfer, will deliver the certificates to the Depositor. Each Mortgage Loan transferred to the trust will be identified on a schedule (the "Mortgage Loan Schedule") delivered to the Trustee, the Interim Servicer and the Servicers pursuant to the Pooling and Servicing Agreement. The Mortgage Loan Schedule will include information such as the principal balance of each Mortgage Loan as of the Cut-off Date, its Mortgage Rate as well as other information with respect to each Mortgage Loan.

      The Pooling and Servicing Agreement will require that, prior to the closing date, the Depositor will deliver or cause to be delivered to the Trustee (or the related Custodian, as the Trustee's agent for such purpose) the mortgage notes endorsed to the Trustee on behalf of the certificateholders and the Related Documents. In lieu of delivery of original mortgages or mortgage notes, if such original is not available or lost, the Depositor may deliver or cause to be delivered true and correct copies thereof, or, with respect to a lost mortgage note, a lost note affidavit. The assignments of mortgage are generally required to be recorded by or on behalf of the Depositor in the appropriate offices for real property records, except (i) in states as to which an opinion of counsel is delivered to the effect that such recording is not required to protect the Trustee's interest in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the Sponsor, or (ii) with respect to any Mortgage Loan electronically registered through the Mortgage Electronic Registration Systems, Inc.

      On or prior to the Closing Date, the Trustee or the related Custodian on its behalf will review the Mortgage Loans and the Related Documents pursuant to the related Custodial Agreement and, if any Mortgage Loan or Related Document is found to be defective in any material respect and such defect is not cured within 90 days following notification thereof to the Sponsor by the Trustee or the Servicer, the Sponsor will be obligated either to (i) substitute for such Mortgage Loan a Qualified Substitute Mortgage Loan; however, such substitution is permitted only within two years of the Closing Date and may not be made unless an opinion of counsel is provided to the effect that such substitution will not disqualify any of the REMICs (as defined in the Pooling and Servicing Agreement) as a REMIC or result in a prohibited transaction tax under the Code; or (ii) purchase such Mortgage Loan at a price (the "Purchase Price") equal to the outstanding principal balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest thereon, computed at the Mortgage Rate through the end of the calendar month in which the purchase is effected, plus the amount of any unpaid Servicing Fees or unreimbursed P&I Advances and servicing advances made by the Interim Servicer or the related Servicer plus all unreimbursed costs and damages incurred by the trust and the Trustee in connection with any violation by any such Mortgage Loan of any predatory or abusive lending law. The Purchase Price will be required to be remitted to the related Servicer for deposit in the related Collection Account (as defined herein) for remittance to the Securities Administrator prior to the next succeeding Distribution Date after such obligation arises. The obligation of the Sponsor to repurchase or substitute for a Deleted Mortgage Loan (as defined herein) is the sole remedy regarding any defects in the Mortgage Loans and Related Documents available to the certificateholders.

      In connection with the substitution of a Qualified Substitute Mortgage Loan, the Sponsor will be required to remit to the Interim Servicer or the related Servicer for deposit in the related Collection Account for remittance to the Securities Administrator prior to the next succeeding Distribution Date after such obligation arises an amount (the "Substitution Shortfall Amount") equal to the excess of the principal balance of the related Deleted Mortgage Loan over the principal balance of such Qualified Substitute Mortgage Loan.

      A "Qualified Substitute Mortgage Loan" is a mortgage loan substituted for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the principal balance of the Deleted Mortgage Loan; (ii) have a Mortgage Rate not less than the Mortgage Rate of the Deleted Mortgage Loan and not more than 1% in excess of the Mortgage Rate of such Deleted Mortgage Loan;
(iii) if such mortgage loan is an adjustable-rate mortgage loan, have a Maximum Mortgage Rate and Minimum Mortgage Rate not less than the respective rate for the Deleted Mortgage Loan and have a Gross Margin equal to or greater than the Deleted Mortgage Loan; (iv) have the same Due Date as the Deleted Mortgage Loan;
(v) have a remaining term to maturity not more than one year earlier and not later than the remaining term to maturity of the Deleted Mortgage Loan; (vi) comply with each representation and warranty as to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement (deemed to be made as of the date of substitution); (vii) be of the same or better credit quality as the Mortgage Loan being replaced; (viii) have the same lien priority on the related mortgaged property as the Mortgage Loan being replaced and (ix) satisfy certain other conditions specified in the Pooling and Servicing Agreement.

      The Sponsor will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the Trustee with respect to each Mortgage Loan. In addition, the Sponsor will represent and warrant, as of the Closing Date, that, among other things: (i) at the time of transfer to the Depositor, the Sponsor has transferred or assigned all of its right, title and interest in each Mortgage Loan and the Related Documents, free of any lien; (ii) each Mortgage Loan complied, at the time of origination, in all material respects with applicable state and federal laws including, but not limited to, predatory lending laws; (iii) the Mortgage Loans are not subject to the requirements of the Home Ownership and Equity Protection Act of 1994 and no Mortgage Loan is classified and/or defined as a "high cost", "covered" or "predatory" loan under any other federal, state or local law or ordinance or regulation including, but not limited to, the States of Georgia, Arkansas, Kentucky, New Jersey, New Mexico or Illinois; and (iv) no proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies as part of the origination of, or as a condition to closing, such Mortgage Loan. Upon discovery of a breach of any such representation and warranty which materially and adversely affects the interests of the certificateholders in the related Mortgage Loan and Related Documents, the Sponsor will have a period of 90 days after the earlier of discovery or receipt of written notice of the breach to effect a cure; provided, however that any breach of the representations and warranties set forth in clauses (ii), (iii) or
(iv) above (or certain other representations and warranties made by the Sponsor with respect to any Group IA Mortgage Loan or Group IB Mortgage Loan), shall be deemed to materially and adversely affect the interests of the certificateholders in the related Group IA Mortgage Loan or Group IB Mortgage Loan, as applicable. If the breach cannot be cured within the 90-day period, the Sponsor will be obligated to (i) substitute for such Deleted Mortgage Loan a Qualified Substitute Mortgage Loan or (ii) purchase such Deleted Mortgage Loan from the trust. The same procedure and limitations that are set forth above for the substitution or purchase of Deleted Mortgage Loans as a result of deficient documentation relating thereto will apply to the substitution or purchase of a Deleted Mortgage Loan as a result of a breach of a representation or warranty in the Mortgage Loan Purchase Agreement that materially and adversely affects the interests of the certificateholders. The Depositor will file the Mortgage Loan Purchase Agreement as an exhibit to the Pooling and Servicing Agreement with the Securities and Exchange Commission in a Current Report on Form 8-K.

      Mortgage Loans required to be transferred to the Sponsor as described in the preceding paragraphs are referred to as "Deleted Mortgage Loans."

EVENTS OF DEFAULT

      Upon the occurrence of events of default described under "Description of the Agreements-Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements-Events of Default under the Agreement" and "-Rights Upon Events of Default under the Agreements" in the prospectus, the Interim Servicer or a Servicer may be removed as the servicer of the related Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement. As further described in, and in accordance with the provisions of, the Pooling and Servicing Agreement upon the removal of the Interim Servicer or the terminated Servicer after the occurrence of an Event of Default, a successor to the Interim Servicer or the terminated Servicer will become the successor to the Servicer under the Pooling and Servicing Agreement. See "Description of the Agreements-Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements-Events of Default under the Agreement" and "-Rights Upon Events of Default under the Agreements" in the prospectus.

VOTING RIGHTS

      At all times, 98% of all voting rights will be allocated among the holders of the Class A Certificates, the Mezzanine Certificates and the Class CE-1 Certificates in proportion to the then outstanding Certificate Principal Balances of their respective certificates, 1% of all voting rights will be allocated to the holders of the Class P Certificates in proportion to the then outstanding Certificate Principal Balances of their respective certificates and 1% of all voting rights will be allocated to the holders of the Residual Certificates. The initial owner of the Residual Certificates is Deutsche Bank Securities Inc. The Class CE-2 Certificates will not be allocated to any voting rights. Pursuant to the terms of the Pooling and Servicing Agreement, unless the Insurer has defaulted on its obligations under the Policy and such default is continuing, the Class A-1B2 certificateholders agree that the Insurer will be treated by the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the Sponsor as if the Insurer were the holder of the Class A-1B2 Certificates for the purpose of the giving of any consent, the making of any direction or the exercise of any voting or other control rights otherwise given to the Class A-1B2 certificateholders thereunder without any further consent of the holders of the Class A-1B2 Certificates.

      The Insurer shall be subrogated to the rights of the holder of the Class A-1B2 Certificates to the extent of any payment by the Insurer under the Policy.

TERMINATION

      The circumstances under which the obligations created by the Pooling and Servicing Agreement will terminate in respect of the certificates are described in "Description of the Securities-Termination" in the prospectus. The Master Servicer will have the right to purchase all remaining Mortgage Loans and any properties acquired in respect thereof and thereby effect early retirement of the certificates on any Distribution Date following the Due Period during which the aggregate principal balance of the Mortgage Loans and properties acquired in respect thereof remaining in the trust fund at the time of purchase is reduced to less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date; provided that the Master Servicer will be required to obtain the consent of the Insurer if the exercise of such right would cause a claim under the Policy. In the event the Master Servicer does not exercise such right to purchase, each Servicer may exercise such right to purchase, subject to the conditions set forth in the Pooling and Servicing Agreement. In the event the Master Servicer or a Servicer (in each case, the "Terminator") exercises its option, the purchase price payable in connection with the option will be equal to par with respect to the Mortgage Loans and the fair market value of all properties acquired by the trust in respect of any Mortgage Loans, plus accrued interest for each Mortgage Loan at the related Mortgage Rate to but not including the first day of the month in which the repurchase price is distributed, together with (to the extent not covered by the foregoing) all amounts due and owing to the Trustee, the Servicers, the Master Servicer, the Securities Administrator and the Swap Provider as of the termination date and pursuant to the Interest Rate Swap Agreement and unless the Insurer consents to such termination, an amount equal to all Reimbursement Amounts payable to the Insurer under the Pooling and Servicing Agreement and the Insurance Agreement (including with respect to any draws resulting from such optional termination), which amounts shall be payable directly to the Insurer. In the event the Terminator exercises this option, the portion of the purchase price allocable to the Offered Certificates will be, to the extent of available funds, (i) 100% of the then outstanding Certificate Principal Balance of the Offered Certificates, plus (ii) one month's interest on the then outstanding Certificate Principal Balance of the Offered Certificates at the then applicable Pass-Through Rate for each such class, plus
(iii) any previously accrued but unpaid interest thereon to which the holders of the Offered Certificates are entitled, together with the amount of any Net WAC Rate Carryover Amounts. The holders of the Residual Certificates shall pledge any amount received in a termination in excess of par to the holders of the Class CE-1 Certificates. In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the survivor of the persons named in the Pooling and Servicing Agreement. See "Description of the Securities-Termination" in the prospectus.

      The Securities Administrator shall give notice of any termination to the Certificateholders, upon which the Certificateholders shall surrender their Certificates to the Securities Administrator for payment of the final distribution and cancellation. Such notice shall be given by letter, mailed not earlier than the l5th day and not later than the 25th day of the month next preceding the month of such final distribution, and shall specify (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Securities Administrator therein designated, (ii) the amount of any such final payment and
(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Securities Administrator therein specified.

      In the event such notice is given in connection with the purchase of all of the Mortgage Loans by the Terminator, the Terminator shall deliver to the Securities Administrator for deposit in the Distribution Account not later than the Business Day prior to the Distribution Date on which the final distribution on the Certificates an amount in immediately available funds equal to the above-described Termination Price. The Securities Administrator shall remit to the Servicers, the Master Servicer, the Trustee and the Custodians from such funds deposited in the Distribution Account (i) any amounts which the Servicers would be permitted to withdraw and retain from the Collection Accounts as if such funds had been deposited therein (including all unpaid Servicing Fees and all outstanding P&I Advances and Servicing Advances) and (ii) any other amounts otherwise payable by the Securities Administrator to the Master Servicer, the Trustee, the Custodians, the Servicers, the Swap Provider and the Insurer from amounts on deposit in the Distribution Account pursuant to the terms of the Pooling and Servicing Agreement prior to making any final distributions. Upon certification to the Trustee by the Securities Administrator of the making of such final deposit, the Trustee shall promptly release or cause to be released to the Terminator the Mortgage Files for the remaining Mortgage Loans, and Trustee shall execute all assignments, endorsements and other instruments delivered to it and necessary to effectuate such transfer.

      Upon presentation of the Certificates by the Certificateholders on the final Distribution Date, the Securities Administrator shall distribute to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in respect of the Certificates so presented and surrendered. Any funds not distributed to any Holder or Holders of Certificates being retired on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given shall not have been surrendered for cancellation within six months after the time specified in such notice, the Securities Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Securities Administrator shall, directly or through an agent, mail a final notice to the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the trust funds. If within one (1) year after the final notice any such Certificates shall not have been surrendered for cancellation, the Securities Administrator shall pay to the Depositor all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Securities Administrator as a result of such Certificateholder's failure to surrender its Certificate(s) on the final Distribution Date for final payment thereof. Any such amounts held in trust by the Securities Administrator shall be held uninvested in an Eligible Account.

      In the event that the Terminator purchases all the Mortgage Loans or the final payment on or other liquidation of the last Mortgage Loan, the Trust Fund shall be terminated in accordance with the following additional requirements:

      (i) The Trustee shall specify the first day in the 90-day liquidation period in a statement attached to each Trust REMIC's final Tax Return pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an opinion of counsel obtained by and at the expense of the Terminator;

      (ii) During such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of REMIC I to Terminator for cash; and

      (iii) At the time of the making of the final payment on the Certificates, the Securities Administrator shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

      At the expense of the Terminator (or, if the Trust Fund is being terminated as a result of the Last Scheduled Distribution Date, at the expense of the Trust Fund), the Terminator shall prepare or cause to be prepared the documentation required in connection with the adoption of a plan of liquidation of each Trust REMIC.

      By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for each Trust REMIC, which authorization shall be binding upon all successor
Certificateholders.

                         FEDERAL INCOME TAX CONSEQUENCES

      In the opinion of Thacher Proffitt & Wood LLP, counsel to the Depositor, assuming compliance with the provisions of the Pooling and Servicing Agreement, for federal income tax purposes, each of the REMICs established under the Pooling and Servicing Agreement will qualify as a REMIC under the Code.

      For federal income tax purposes (i) the Residual Certificates will represent the "residual interests" in each REMIC elected by the trust and (ii) the Offered Certificates (exclusive of any right of the holder of such certificates to receive payments from the Reserve Fund in respect of Net WAC Rate Carryover Amounts or from the Supplemental Interest Trust or the obligation to make payments to the Supplemental Interest Trust), the Class P Certificates, the Class CE-1 Certificates and Class CE-2 Certificates will represent the "regular interests" in, and will be treated as debt instruments of, a REMIC. See "Material Federal Income Tax Considerations-REMICs" in the prospectus.

      For federal income tax purposes, certain classes of Offered Certificates may be treated as having been issued with original issue discount. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes will be based on the assumption that, subsequent to the date of any determination the adjustable-rate Mortgage Loans will prepay at a rate equal to 100% PPC (calculated based on the assumed prepayment rates set forth under "Yield on the Certificates--Weighted Average Lives" in this free writing prospectus) and the fixed-rate Mortgage Loans will prepay at a rate equal to 100% PPC calculated based on the assumed prepayment rates set forth under "Yield on the Certificates--Weighted Average Lives" in this free writing prospectus). No representation is made that the Mortgage Loans will prepay at that rate or at any other rate. See "Material Federal Income Tax Consideration-General" and "-REMICs-Taxation of Owners of Regular Securities" in the prospectus.

      The holders of the Offered Certificates will be required to include in income interest on their certificates in accordance with the accrual method of accounting.

      The Internal Revenue Service (the "IRS") has issued original issue discount regulations (the "OID Regulations") under sections 1271 to 1275 of the Code that address the treatment of debt instruments issued with original issue discount, Purchasers of the Offered Certificates should be aware that the OID Regulations do not adequately address certain issues relevant to, or are not applicable to, prepayable securities such as the Offered Certificates. In addition, there is considerable uncertainty concerning the application of the OID Regulations to REMIC Regular Certificates that provide for payments based on an adjustable rate such as the Offered Certificates. Because of the uncertainty concerning the application of Section 1272(a)(6) of the Code to such certificates and because the rules of the OID Regulations relating to debt instruments having an adjustable rate of interest are limited in their application in ways that could preclude their application to such certificates even in the absence of Section 1272(a)(6) of the Code, the IRS could assert that the Offered Certificates should be treated as issued with original issue discount or should be governed by the rules applicable to debt instruments having contingent payments or by some other method not yet set forth in regulations. Prospective purchasers of the Offered Certificates are advised to consult their tax advisors concerning the tax treatment of such certificates.

      In certain circumstances the OID Regulations permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, the holder of an Offered Certificate may be able to select a method for recognizing original issue discount that differs from that used by the Trust in preparing reports to the certificateholders and the IRS.

      If the method for computing original issue discount described above results in a negative amount for any period with respect to a Certificateholder, the amount of original issue discount allocable to that period would be zero and the Certificateholder will be permitted to offset that negative amount only against future original issue discount, if any, attributable to those Certificates.

      Certain of the certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of a certificate will be treated as holding such certificate with amortizable bond premium will depend on such certificateholders purchase price and the distributions remaining to be made on such certificate at the time of its acquisition by such certificateholder. Holders of such certificates should consult their own tax advisors regarding the possibility of making an election to amortize such premium. See "Material Federal Income Tax Considerations- REMICs--Taxation of Owners of Regular Securities" in the Prospectus.

      Each holder of an Offered Certificate is deemed to own an undivided beneficial ownership interest in a REMIC regular interest and the right to receive payments from either the Reserve Fund or the Supplemental Interest Trust in respect of any Net WAC Rate Carryover Amount or the obligation to make payments to the Supplemental Interest Trust. The Reserve Fund, the Interest Rate Swap Agreement and the Supplemental Interest Trust are not assets of any REMIC. The REMIC regular interest corresponding to an Offered Certificate will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the certificate to which it corresponds, except that (i) the maximum interest rate of that REMIC regular interest will equal the Net WAC Pass-Through Rate computed for this purpose by limiting the Swap Notional Amount of the Interest Rate Swap Agreement to the aggregate principal balance of the Mortgage Loans and (ii) any Swap Termination Payment will be treated as being payable solely from Net Monthly Excess Cashflow. As a result of the foregoing, the amount of distributions on the REMIC regular interest corresponding to an Offered Certificate may exceed the actual amount of distributions on the Offered Certificate.

      The treatment of amounts received by a holder of an Offered Certificate under such holder's right to receive any Net WAC Rate Carryover Amount, will depend on the portion, if any, of such holder's purchase price allocable thereto. Under the REMIC Regulations, each holder of an Offered Certificate must allocate its purchase price for the Offered Certificate among its undivided interest in the regular interest of the related REMIC and its undivided interest in the right to receive payments from the Reserve Fund and the Supplemental Interest Trust in respect of any Net WAC Rate Carryover Amount in accordance with the relative fair market values of each property right. The Securities Administrator will, as required, treat payments made to the holders of the Offered Certificates with respect to any Net WAC Rate Carryover Amount, as includible in income based on the regulations relating to notional principal contracts (the "Notional Principal Contract Regulations"). The OID Regulations provide that the Trust's allocation of the issue price is binding on all holders unless the holder explicitly discloses on its tax return that its allocation is different from the Trust's allocation. For tax reporting purposes, the right to receive payments from the Reserve Fund and the Supplemental Interest Trust in respect of Net WAC Rate Carryover Amount with respect to the Offered Certificates may be treated as having more than a DE MINIMIS value as provided in the pooling and servicing agreement. Upon request, the Securities Administrator will make available information regarding such amounts as has been provided to it. Under the REMIC Regulations, the Securities Administrator is required to account for the REMIC regular interest, the right to receive payments from the Reserve Fund and the Supplemental Interest Trust in respect of any Net WAC Rate Carryover Amount as discrete property rights. Holders of the Offered Certificates are advised to consult their own tax advisors regarding the allocation of issue price, timing, character and source of income and deductions resulting from the ownership of such Certificates. Treasury regulations have been promulgated under Section 1275 of the Code generally providing for the integration of a "qualifying debt instrument" with a hedge if the combined cash flows of the components are substantially equivalent to the cash flows on a variable rate debt instrument. However, such regulations specifically disallow integration of debt instruments subject to Section 1272(a)(6) of the Code. Therefore, holders of the Offered Certificates will be unable to use the integration method provided for under such regulations with respect to those Certificates. If the Securities Administrator's treatment of payments of any Net WAC Rate Carryover Amount is respected, ownership of the right to any Net WAC Rate Carryover Amount will entitle the owner to amortize the price paid for the right to any Net WAC Rate Carryover Amount under the Notional Principal Contract Regulations.

      Any payments made to a beneficial owner of an Offered Certificate in excess of the amounts payable on the corresponding REMIC regular interest will be treated as having been received as a payment on a notional principal contract. To the extent the sum of such periodic payments for any year exceeds that year's amortized cost of any Net WAC Rate Carryover Amount, such excess represents net income for that year. Conversely, to the extent that the amount of that year's amortized cost exceeds the sum of the periodic payments, such excess will represent a net deduction for that year. In addition, any amounts payable on such REMIC regular interest in excess of the amount of payments on the Offered Certificate to which it relates will be treated as having been received by the beneficial owners of such Certificates and then paid by such owners to the Supplemental Interest Trust pursuant to the Interest Rate Swap Agreement, and such excess should be treated as a periodic payment on a notional principal contract that is made by the beneficial owner during the applicable taxable year and that is taken into account in determining the beneficial owner's net income or net deduction with respect to any Net WAC Rate Carryover Amount for such taxable year. Although not clear, net income or a net deduction with respect to any Net WAC Rate Carryover Amount should be treated as ordinary income or as an ordinary deduction. Holders of the Offered Certificates are advised to consult their own tax advisors regarding the tax characterization and timing issues relating to a Swap Termination Payment.

      Because a beneficial owner of any Net WAC Rate Carryover Amount will be required to include in income the amount deemed to have been paid by such owner, but may not be able to deduct that amount from income, a beneficial owner of an Offered Certificate may have income that exceeds cash distributions on the Offered Certificate, in any period and over the term of the Offered Certificate. As a result, the Offered Certificates may not be a suitable investment for any taxpayer whose net deduction with respect to any Net WAC Rate Carryover Amount would be subject to the limitations described above.

      Upon the sale of an Offered Certificate, the amount of the sale allocated to the selling certificateholder's right to receive payments from the Reserve Fund and the Supplemental Interest Trust in respect of any Net WAC Rate Carryover Amount would be considered a "termination payment" under the Notional Principal Contract Regulations allocable to the related Offered Certificate, as the case may be. A holder of an Offered Certificate will have gain or loss from such a termination of the right to receive payments from the Reserve Fund and the Supplemental Interest Trust in respect of any Net WAC Rate Carryover Amount equal to (i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any amount paid (or deemed paid) by the certificateholder upon entering into or acquiring its interest in the right to receive payments from the Reserve Fund and the Supplemental Interest Trust in respect of any Net WAC Rate Carryover Amount.

      Gain or loss realized upon the termination of the right to receive payments from the Reserve Fund and the Supplemental Interest Trust in respect of any Net WAC Rate Carryover Amount will generally be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Code Section 582(c) would likely not apply to treat such gain or loss as ordinary.

      It is possible that the right to receive payments in respect of any Net WAC Rate Carryover Amount could be treated as a partnership among the holders of all of the Certificates, in which case holders of such Certificates potentially would be subject to different timing of income and foreign holders of such Certificates could be subject to withholding in respect of any related Net WAC Rate Carryover Amount. Holders of the Offered Certificates are advised to consult their own tax advisors regarding the allocation of issue price, timing, character and source of income and deductions resulting from the ownership of their Certificates.

      The REMIC regular interest component of each Offered Certificate will be treated as assets described in Section 7701(a)(19)(C) of the Code, and as "real estate assets" under Section 856(c)(5)(B) of the Code, generally, in the same proportion that the assets of the Trust, exclusive of the assets not included in any REMIC, would be so treated. In addition, the interest derived from the REMIC regular interest component of each Offered Certificate will be interest on obligations secured by interests in real property for purposes of section 856(c)(3) of the Code, subject to the same limitation in the preceding sentence. The Notional Principal Contract component of each Regular Certificate will not qualify, however, as an asset described in Section 7701(a)(19)(C) of the Code, as a real estate asset under Section 856(c)(5)(B) of the Code or as a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. As a result, the Offered Certificates generally may not be a suitable investment for a REMIC, a real estate investment trust or an entity intending to qualify under Section 7701(a)(19)(C) of the Code.

      Because any Net WAC Rate Carryover Amount is treated as separate rights of the Offered Certificates not payable by any REMIC elected by the Trust, such rights will not be treated as qualifying assets for any certificateholder that is a mutual savings bank, domestic building and loan association, real estate investment trust, or REMIC. In addition, any amounts received from the Reserve Fund and the Supplemental Interest Trust will not be qualifying real estate income for real estate investment trusts or qualifying income for REMICs.

      For further information regarding federal income tax consequences of investing in the Offered Certificates, see "Material Federal Income Tax Considerations--REMICs" in the prospectus.

                             METHOD OF DISTRIBUTION

      Subject to the terms and conditions set forth in the second amended and restated underwriting agreement, dated as of June 24, 1999, as amended and restated to and including, January 25, 2006 and a terms agreement dated as of February ___, 2006 (collectively, the "Underwriting Agreement"), between the Underwriter and the Depositor, the Depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Depositor, the Offered Certificates.

      Distribution of the Offered Certificates will be made from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor, will be ____% of the aggregate initial Certificate Principal Balance of the Offered Certificates. In connection with the purchase and sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts.

      The Offered Certificates are offered subject to receipt and acceptance by the Underwriter, to prior sale and to the Underwriter's right to reject any order in whole or in part and to withdraw, cancel or modify the offer without notice. It is expected that delivery of the Offered Certificates will be made through the facilities of DTC, Clearstream and the Euroclear System on or about the Closing Date. The Offered Certificates will be offered in Europe and the United States of America.

      The Underwriting Agreement provides that the Depositor will indemnify the Underwriter against those civil liabilities set forth in the Underwriting Agreement, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments the Underwriter may be required to make in respect of these liabilities.

                                SECONDARY MARKET

      There is currently no secondary market for the Offered Certificates and there can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. The Underwriter intends to establish a market in the Offered Certificates but it is not obligated to do so. There can be no assurance that any additional information regarding the Offered Certificates will be available through any other source. In addition, the Depositor is not aware of any source through which price information about the Offered Certificates will be available on an ongoing basis. The limited nature of the information regarding the Offered Certificates may adversely affect the liquidity of the Offered Certificates, even if a secondary market for the Offered Certificates becomes available. The primary source of information available to investors concerning the Offered Certificates will be the monthly statements discussed herein under "Description of the Certificates-Reports to Certificateholders" which will include information as to the outstanding principal balance of the Offered Certificates and the status of the applicable form of credit enhancement.

                                  LEGAL MATTERS

      Legal matters relating to the Offered Certificates will be passed upon for the Depositor and the Underwriter by Thacher Proffitt & Wood LLP, New York, New York.

                                     RATINGS

      It is a condition to the issuance of the certificates that the Offered Certificates receive at least the following ratings from Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch"):

                Offered Certificates   S&P    Moody's   Fitch
                --------------------   ----   -------   -----
                     Class A-1A        AAA      Aaa      AAA
                     Class A-1B1       AAA      Aaa      AAA
                     Class A-1B2       AAA      Aaa      AAA
                      Class A-2A       AAA      Aaa      AAA
                      Class A-2B       AAA      Aaa      AAA
                      Class A-2C       AAA      Aaa      AAA
                      Class A-2D       AAA      Aaa      AAA
                      Class M-1        AA+      Aa1      AA+
                      Class M-2        AA+      Aa2      AA+
                      Class M-3         AA      Aa3       AA
                      Class M-4         AA       A1       AA
                      Class M-5        AA-       A2      AA-
                      Class M-6         A+       A3       A+
                      Class M-7          A      Baa1      A
                      Class M-8         A-      Baa2      A
                      Class M-9        BBB+     Baa3     BBB+
                      Class M-10        BBB      Ba1     BBB

      The ratings assigned to mortgage pass-through certificates address the likelihood of the receipt by certificateholders of all distributions to which the certificateholders are entitled. The rating process addresses structural and legal aspects associated with the certificates, including the nature of the underlying mortgage loans. The ratings assigned to mortgage pass-through certificates do not represent any assessment of the likelihood that principal prepayments will be made by the mortgagors or the degree to which such prepayments will differ from that originally anticipated. The ratings do not address the possibility that certificateholders might suffer a lower than anticipated yield due to non-credit events. In addition, the ratings on the Offered Certificates do not address the likelihood of receipt by the holders of such certificates of any amounts in respect of Net WAC Rate Carryover Amounts from amounts received or advanced on the Mortgage Loans.

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to the Offered Certificates are subsequently lowered for any reason, no person or entity is obligated to provide any additional credit support or credit enhancement with respect to the Offered Certificates.

      The Depositor has not requested that any rating agency rate the Offered Certificates other than as stated above. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates, or, if it does, what rating would be assigned by any other rating agency. A rating on the Offered Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Offered Certificates as stated in this section.

      The rating agencies have stated that it is their standard policy to monitor ratings on publicly offered securities for which a rating has been provided, as to each rating agency rating each class of Offered Certificates in accordance with the rating agencies' particular surveillance policies, unless the issuer requests a rating without surveillance. A rating agency will monitor the rating it issues on an ongoing basis and may update the rating after conducting its regular review of the issuer's creditworthiness or after conducting a review of the status of the rating upon becoming aware of any information that might reasonably be expected to result in a change of rating. The Depositor has not requested that any rating agency not monitor their ratings of the Offered Certificates, and the Depositor has not requested that any rating agency use any monitoring procedures other than their standard monitoring procedures.

                                LEGAL PROCEEDINGS

      There are no material legal proceedings pending against the Sponsor, the Depositor, the Trustee, ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1, the Master Servicer, the Servicers, Fremont Investment & Loan, the Securities Administrator or the Custodians, or with respect to which the property of any of the foregoing transaction parties is subject, that are material to the Certificateholders. No legal proceedings against any of the foregoing transaction parties is known to be contemplated by governmental authorities, that are material to the Certificateholders.

              AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS

      There are no affiliations between the Sponsor, the Depositor or the Issuing Entity and any of the Master Servicer, the Servicers, the Trustee, Fremont Investment & Loan, the Securities Administrator or Wells Fargo Bank, National Association in its capacity as Custodian. There are no affiliations among the Master Servicer, the Servicers, Fremont Investment & Loan or Deutsche Bank National Trust Company. There are currently no business relationships, agreements, arrangements, transactions or understandings between (a) the Sponsor, the Depositor or the Issuing Entity and (b) any of the parties referred to in the preceding sentence, or any of their respective affiliates, that were entered into outside the normal course of business or that contain terms other than would be obtained in an arm's length transaction with an unrelated third party and that are material to the investor's understanding of the Certificates, or that relate to the Certificates or the pooled assets. No such business relationship, agreement, arrangement, transaction or understanding has existed during the past two years.

                                LEGAL INVESTMENT

      The Offered Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

      Institutions whose investment activities are subject to review by certain regulatory authorities hereafter may be or may become subject to restrictions on investment in the certificates, and such restrictions may be retroactively imposed. The Federal Financial Institutions Examination Council, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Office of Thrift Supervision, or OTS, and the National Credit Union Administration, or NCUA, have adopted guidelines, and have proposed policies, regarding the suitability of investments in various types of derivative mortgage-backed securities, including securities such as the certificates.

      For example, on April 23, 1998, the Federal Financial Institutions Examination Council issued a revised supervisory policy statement, referred to as the 1998 Policy Statement, applicable to all depository institutions, setting forth guidelines for investments in "high-risk mortgage securities." The 1998 Policy Statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the NCUA and the OTS. The 1998 Policy Statement rescinds a 1992 policy statement that had required, prior to purchase, a depository institution to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and, if so, that the proposed acquisition would reduce the institution's overall interest rate risk. In addition, The 1998 Policy Statement eliminates former constraints on investing in certain "high-risk" mortgage derivative products and substitutes broader guidelines for evaluating and monitoring investment risk. In addition, the NCUA has issued regulations governing federal credit union investments which prohibit investment in certain specified types of securities, which may include the certificates. The NCUA has indicated that its regulations will take precedence over the 1998 Policy Statement. Similar policy statements and regulations have been issued by other regulators having jurisdiction over other types of depository institutions.

      The OTS has issued Thrift Bulletin 73a, or TB 73a, entitled "Investing in Complex Securities", effective December 18, 2001 which applies to savings associations regulated by the OTS, and Thrift Bulletin 13a, or TB 13a, entitled "Management of Interest Rate Risk, Investment Securities, and Derivatives Activities", effective December 1, 1998, which is applicable to thrift institutions regulated by the OTS.

      TB 73a requires savings associations, prior to taking any investment position, to determine that the investment position meets applicable regulatory and policy requirements and internal guidelines, is suitable for the institution, and is safe and sound. The OTS recommends, with respect to purchases of specific securities, additional analysis, including, among others, analysis of repayment terms, legal structure, expected performance of the issuing entity and any underlying assets as well as analysis of the effects of payment priority, with respect to a security which is divided into separate tranches with unequal payments, and collateral investment parameters, with respect to a security that is prefunded or involves a revolving period. TB 73a reiterates the OTS's due diligence requirements for investing in all securities and warns that if a savings association makes an investment that does not meet the applicable regulatory requirements, the savings association's investment practices will be subject to criticism, and the OTS may require divestiture of such securities. The OTS also recommends, with respect to an investment in any "complex securities," that savings associations should take into account quality and suitability, interest rate risk, and classification factors. For the purposes of each of TB 73a and TB 13a, "complex security" includes, among other things, any collateralized mortgage obligation or real estate mortgage investment conduit security, other than any "plain vanilla" mortgage pass-through security (that is, securities that are part of a single class of securities in the related pool that are non-callable and do not have any special features). Accordingly, all classes of offered certificates would likely be viewed as "complex securities."

With respect to quality and suitability factors, TB 73a warns (i) that a savings association's sole reliance on outside ratings for material purchases of complex securities is an unsafe and unsound practice, (ii) that a savings association should only use ratings and analyses from nationally recognized rating agencies in conjunction with, and in validation of, its own underwriting processes, and
(iii) that it should not use ratings as a substitute for its own thorough underwriting analyses. With respect the interest rate risk factor, TB 73a recommends that savings associations should follow the guidance set forth in TB 13a.

      TB 13a requires thrift institutions, prior to taking any investment position, to (i) conduct a pre-purchase portfolio sensitivity analysis for any "significant transaction" involving securities or financial derivatives, and
(ii) conduct a pre-purchase price sensitivity analysis of any "complex security" or financial derivative. The OTS recommends that while a thrift institution should conduct its own in-house pre-acquisition analysis, it may rely on an analysis conducted by an independent third-party as long as management understands the analysis and its key assumptions. Further, TB 13a recommends that the use of "complex securities with high price sensitivity" be limited to transactions and strategies that lower a thrift institution's portfolio interest rate risk. TB 13a warns that investment in complex securities by thrift institutions that do not have adequate risk measurement, monitoring and control systems may be viewed by OTS examiners as an unsafe and unsound practice.

      There may be other restrictions on the ability of some investors either to purchase some classes of securities or to purchase any class of securities representing more than a specified percentage of the investors' assets. The depositor will make no representations as to the proper characterization of any class of securities for legal investment or other purposes, or as to the ability of particular investors to purchase any class of securities under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of securities. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities are encouraged to consult with their own legal advisors in determining whether and to what extent the securities of any class constitute legal investments or are subject to investment, capital or other restrictions.

                    CONSIDERATIONS FOR BENEFIT PLAN INVESTORS

      Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), prohibits "parties in interest" with respect to an employee benefit plan subject to ERISA from engaging in certain transactions involving such plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes on prohibited transactions involving "disqualified persons" and employee benefit plans or other arrangements (including, but not limited to, individual retirement accounts) described under that section (collectively with employee benefit plans subject to ERISA, "Plans"). ERISA authorizes the imposition of civil penalties for prohibited transactions involving Plans not covered under Section 4975 of the Code. Any Plan fiduciary which proposes to cause a Plan to acquire Offered Certificates is encouraged to consult with its counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of such Offered Certificates. See "ERISA Considerations" in the prospectus.

      Certain employee benefit plans, including governmental plans and certain church plans, are not subject to ERISA's requirements. Accordingly, assets of such plans may be invested in Offered Certificates without regard to the ERISA considerations described herein and in the prospectus, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code may nonetheless be subject to the prohibited transaction rules set forth in Section 503 of the Code.

      Except as noted above, investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary which decides to invest the assets of a Plan in a class of Offered Certificates should consider, among other factors, the extreme sensitivity of the investments to the rate of principal payments (including prepayments) on the mortgage loans.

      The U.S. Department of Labor has issued an Exemption, as described under "ERISA Considerations" in the prospectus, to the Underwriters. The Exemption generally exempts from the application of certain of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions by Section 4975(a) and (b) of the Code and Section 502(i) of ERISA, transactions relating to the purchase, sale and holding of pass-through certificates rated at least "BBB-" (or its equivalent) by S&P, Fitch Ratings or Moody's at the time of purchase and underwritten by the Underwriters and the servicing and operation of asset pools consisting of certain types of secured obligations, such as mortgage loans, provided that the conditions of the Exemption are satisfied. However, the Exemption contains a number of conditions which must be met for the Exemption, as amended, to apply (as described in the prospectus), including the requirement that any such Plan must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended. A fiduciary of a Plan contemplating purchasing an Offered Certificate must make its own determination that the conditions set forth in the Exemption, as amended, will be satisfied with respect to such certificates, including the requirement that the rating on a particular class of Certificates be "BBB-" or higher at the time of purchase. As noted in the prospectus, one requirement for eligibility under the Exemption is that all of the mortgage loans must have a loan-to-value ratio of not more than 100%, based on the outstanding principal balance of the loan and the fair market value of the mortgage property as of the closing date. It is possible that, if the fair market value of any of the mortgage loans has declined substantially since origination, this requirement may not be satisfied. This possibility is greater for the seasoned loans than it is for the other mortgage loans.

      For so long as the holder of an Offered Certificate also holds an interest in the Supplemental Interest Trust, the holder will be deemed to have acquired and be holding the Offered Certificate without the right to receive payments from the Supplemental Interest Trust and, separately, the right to receive payments from the Supplemental Interest Trust. The Exemption is not applicable to the acquisition, holding and transfer of an interest in the Supplemental Interest Trust. In addition, while the Supplemental Interest Trust is in existence, it is possible that not all of the requirements for the Exemption to apply to the acquisition, holding and transfer of Offered Certificates will be satisfied. However, if the Exemption is not available, there may be other exemptions that may apply. Accordingly, no Plan or other person using assets of a Plan may acquire or hold an Offered Certificate while the Supplemental Interest Trust is in existence, unless (1) such Plan is an accredited investor within the meaning of the Exemption and (2) such acquisition or holding is eligible for the exemptive relief available under PTCE 84-14 (for transactions by independent "qualified professional asset managers"), 91-38 (for transactions by bank collective investment funds), 90-1 (for transactions by insurance company pooled separate accounts), 95-60 (for transactions by insurance company general accounts) or 96-23 (for transactions effected by "in-house asset managers"). For so long as the Supplemental Interest Trust is in existence, each beneficial owner of an Offered Certificate or any interest therein, shall be deemed to have represented, by virtue of its acquisition or holding of the Offered Certificate, or interest therein, that either (i) it is not a Plan or
(ii) (A) it is an accredited investor within the meaning of the Exemption and
(B) the acquisition and holding of such Certificate and the separate right to receive payments from the Supplemental Interest Trust are eligible for the exemptive relief available under one of the five prohibited transaction class exemptions enumerated above.

      A fiduciary of or other investor of Plan assets contemplating purchasing an Offered Certificate should consult their legal counsel concerning the availability of, and the scope of relief provided by, the Exemption and the enumerated class Exemptions.

      Each beneficial owner of a Mezzanine Certificate or any interest therein that is acquired after the termination of the Supplemental Interest Trust (which holds the Interest Rate Swap Agreement) shall be deemed to have represented, by virtue of its acquisition or holding of that certificate or interest therein, that either (i) it is not a plan investor, (ii) it has acquired and is holding such subordinated certificate in reliance on the Exemption, and that it understands that there are certain conditions to the availability of the Exemption, including that the subordinated certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (iii) (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account", as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

      If any Offered Certificate, or any interest therein, is acquired or held in violation of the provisions of this section, the next preceding permitted beneficial owner will be treated as the beneficial owner of that certificate, retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of an Offered Certificate, or interest therein, was effected in violation of the provisions of this section shall indemnify to the extent permitted by law and hold harmless the depositor, the seller, the master servicer, any servicer, the underwriter and the trustee from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

      Plan fiduciaries are encouraged to consult their legal counsel concerning the availability of, and scope of relief provided by, the Exemption and the enumerated class exemptions, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

      The sale of any class of Offered Certificates to a Plan is in no respect a representation by the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Servicer or the Underwriter that such an investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that such an investment is appropriate for Plans generally or any particular Plan.

                              AVAILABLE INFORMATION

      The Depositor is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information with the Commission. Reports and other information filed by the depositor can be inspected and copied at the Public Reference Room maintained by the Commission at 100 F Street NE, Washington, DC 20549, and its Regional Offices located as follows: Chicago Regional Office, 500 West Madison, 14th Floor, Chicago, Illinois 60661; New York Regional Office, 233 Broadway, New York, New York 10279. Copies of the material can also be obtained from the Public Reference Section of the Commission, 100 F Street NE, Washington, DC 20549, at prescribed rates and electronically through the Commission's Electronic Data Gathering, Analysis and Retrieval system at the Commission's Website (http://www.sec.gov). Information about the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (800) SEC-0330. Exchange Act reports as to any series filed with the Commission will be filed under the issuing entity's name. The depositor does not intend to send any financial reports to security holders.

      The Issuing Entity's annual reports on Form 10-K (including reports of assessment of compliance with the AB Servicing Criteria, attestation reports, and statements of compliance, discussed in "Description of the Certificates -- Reports to Certificateholders" and "Servicing of the Mortgage Loans -- Evidence as to Compliance", required to be filed under Regulation AB), periodic distribution reports on Form 10-D, current reports on Form 8-K and amendments to those reports, together with such other reports to security holders or information about the securities as will have been filed with the Commission will be posted on the Securities Administrator's internet web site as soon as reasonably practicable after it has been electronically filed with, or furnished to, the Commission. The address of the website is: www.ctslink.com

                          REPORTS TO CERTIFICATEHOLDERS

      So long as the Issuing Entity is required to file reports under the Exchange Act, those reports will be made available as described above under "Available Information".

      If the issuing entity is no longer required to file reports under the Exchange Act, periodic distribution reports will be posted on the Securities Administrator's website referenced above under "Available Information" as soon as practicable. Annual reports of assessment of compliance with the AB Servicing Criteria, attestation reports, and statements of compliance will be provided to registered holders of the related securities upon request free of charge. See "Servicing of the Mortgage Loans -- EVIDENCE AS TO COMPLIANCE" and "DESCRIPTION OF THE CERTIFICATES -- REPORTS TO CERTIFICATEHOLDERS."

                    INCORPORATION OF INFORMATION BY REFERENCE

      There are incorporated into this free writing prospectus by reference all documents, including but not limited to the financial statements and reports filed or caused to be filed or incorporated by reference by the Depositor with respect to the trust fund pursuant to the requirements of Sections 13(a) or 15(d) of the Exchange Act, prior to the termination of the offering of the Offered Certificates. All documents subsequently filed by the Depositor pursuant to Sections 13(a) or 15(d) of the Exchange Act in respect of the offering prior to the termination of the offering of the Offered Certificates will also be deemed incorporated by reference into this free writing prospectus.

      The Depositor will provide or cause to be provided without charge to each person to whom this free writing prospectus is delivered in connection with the offering of one or more classes of Offered Certificates, upon written or oral request of the person, a copy of any or all the reports incorporated in this free writing prospectus by reference, in each case to the extent the reports relate to one or more of such classes of the Offered Certificates, other than the exhibits to the documents, unless the exhibits are specifically incorporated by reference in the documents. Requests should be directed in writing to ACE Securities Corp., 6525 Morrison Blvd., Suite 318, Charlotte, North Carolina 28211, or by telephone at (704) 365-0569. The Depositor has determined that its financial statements will not be material to the offering of any Offered Certificates.

                                     ANNEX I

          GLOBAL CLEARANCE AND SETTLEMENT AND DOCUMENTATION PROCEDURES

      Except in certain limited circumstances, the Offered Certificates will be offered globally (the "Global Securities") and will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of DTC, Clearstream or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

      Secondary market trading between investors holding Global Securities through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

      Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

      Secondary cross-market trading between Clearstream or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositories of Clearstream and Euroclear (in such capacity) and as DTC Participants.

      Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

      All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their respective Depositories, which in turn will hold such positions in accounts as DTC Participants.

      Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

      Investors electing to hold their Global Securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

      Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and sellers accounts are located to ensure that settlement can be made on the desired value date.

      TRADING BETWEEN DTC PARTICIPANTS. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage loan asset-backed certificates issues in same-day funds.

      TRADING BETWEEN CLEARSTREAM AND/OR EUROCLEAR PARTICIPANTS. Secondary market trading between Clearstream Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

      TRADING BETWEEN DTC SELLER AND CLEARSTREAM OR EUROCLEAR PURCHASER. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream Participant or Euroclear Participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the respective Depository, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depository of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New
York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream or Euroclear cash debt will be valued instead as of the actual settlement date.

      Clearstream Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the Global Securities are credited to their accounts one day later.

      As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream Participant's or Euroclear Participant's particular cost of funds.

      Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depository for the benefit of Clearstream Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

      TRADING BETWEEN CLEARSTREAM OR EUROCLEAR SELLER AND DTC PURCHASER. Due to time zone differences in their favor, Clearstream Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depository, to a DTC Participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream Participant or Euroclear Participant at least one business day prior to settlement. In these cases Clearstream or Euroclear will instruct the respective Depository, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

      Finally, day traders that use Clearstream or Euroclear and that purchase Global Securities from DTC Participants For deliver to Clearstream Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

      (a) borrowing through Clearstream or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts) in accordance with the clearing system's customary procedures;

      (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

      (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream Participant or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

      A beneficial owner of Global Securities holding securities through Clearstream or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

      EXEMPTION FOR NON-U.S. PERSONS (FORM W-8BEN). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of such change.

      EXEMPTION FOR NON-U.S. PERSONS WITH EFFECTIVELY CONNECTED INCOME (FORM W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is ineffectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

      EXEMPTION OR REDUCED RATE FOR NON-U.S. PERSONS RESIDENT IN TREATY COUNTRIES (FORM W-8BEN). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form

W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). Form W-8BEN may be filed by the Certificate Owners or his agent.

      EXEMPTION OR REDUCED RATE FOR NON-U.S. PERSONS SUBJECT TO SPECIAL U.S. FEDERAL INCOME TAX RULES (FORM W-8EXP). A non-U.S. Person that is a foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation or government of a U.S. possession may obtain an exemption or reduced tax rate on certain income by filing Form W-8EXP (Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding).

      EXEMPTION FOR U.S. PERSONS (FORM W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payers Request for Taxpayer Identification Number and Certification).

      U.S. FEDERAL INCOME TAX REPORTING PROCEDURE. The Certificate Owner of a Global Security files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8BEN and Form W-8ECI are effective until the third succeeding calendar year from the date such form is signed.

      The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20,1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.